                                                      REGISTRATION NOS. 33-19836

                                                                        811-5457

    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 1997.

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SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM N-4

                            ------------------------

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [ ]
                          PRE-EFFECTIVE AMENDMENT NO.                        [ ]
                        POST-EFFECTIVE AMENDMENT NO. 16                      [X]
                             REGISTRATION STATEMENT                          [ ]
                    UNDER THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 16                             [X]
                        (CHECK APPROPRIATE BOX OR BOXES)

                            ------------------------

                             Keynote Series Account
                           (EXACT NAME OF REGISTRANT)

                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
                              (NAME OF DEPOSITOR)

                                 1740 Broadway
                            New York, New York 10577
             (ADDRESS AND DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)
                                 (212) 708-2000
              (DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                            ------------------------

                                 EDWARD P. BANK
                   VICE PRESIDENT AND DEPUTY GENERAL COUNSEL
                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
                                 1740 Broadway
                            New York, New York 10019
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)
                 Approximate date of proposed public offering:


     It is proposed that this filing will become effective on May 1, 1997 pursuant to paragraph (b) of Rule 485.


     The registrant has registered an indefinite amount of securities pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Rule 24f-2 Notice was filed on February 25, 1997.


     Diversified Investors Portfolios has also executed this Post-Effective Amendment No. 16 to Registration Statement.

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                                    KEYNOTE
                                 SERIES ACCOUNT
                                  ("KEYNOTE")

                        GROUP VARIABLE ANNUITY CONTRACTS

            SECTIONS 401(A), 401(K), 403(B), 408(IRA), 457 AND NQDC


                                   ISSUED BY

             THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK ("MONY")
            1740 BROADWAY, NEW YORK, NEW YORK 10019; (914) 697-8000


    The Group Variable Annuity Contracts ("Contracts") described in this Prospectus are designed and offered as funding vehicles for retirement plans maintained by state educational organizations, certain tax-exempt organizations, IRA Contractholders, taxed organizations in the case of the Section 401(a) and/or Section 401(k) Contracts and corporate nonqualified deferred compensation contracts ("NQDC"). The Section 401(k) Contract will fund the benefits for tax qualified pension and profit-sharing plans from employee contributions of such organizations and employer contributions, if any. The Section 403(b) Contract will purchase tax-deferred annuities for the employees of these same organizations. The Section 457 Contract will provide deferred compensation eligible for deferred tax treatment. The Section 401(a) Contract will fund benefits for tax-qualified pension and profit-sharing plans of such organizations as well as taxed subsidiaries of such organizations and stand-alone taxed organizations. The Section 408 (Individual Retirement Account ("IRA")) Contract is a Group Variable Annuity Contract which will provide for on-going or rollover contributions, from employees of tax-exempt or taxed organizations and from members and employees of associations. The NQDC Contract will provide deferred compensation eligible for deferred tax treatment to employees of taxed organizations. Section references are to the Internal Revenue Code of 1986, as amended.


    Insofar as possible, the provisions of the Contracts are identical, and the information provided in this Prospectus is generally applicable to all Contracts. However, whenever statutory or administrative considerations require significant differences among the Contracts, such differences are explained separately for each.

    Purchase Payments under the Contracts are allocated to a segregated investment account of The Mutual Life Insurance Company of New York ("MONY"), which account has been designated Keynote. Purchase Payments directed to Keynote may be allocated among such of the Subaccounts in Keynote as are made available under the Contracts. The assets in each Subaccount are invested in a series of Diversified Investors Portfolios or in the Calvert Responsibly Invested Balanced Portfolio ("Calvert Series") at their net asset value. (See "Diversified Investors Portfolios" at page 13 and Calvert Series at page 12.) The six currently available Series of Diversified Investors Portfolios are the Money Market Series, Intermediate Government Bond Series, Government/Corporate Bond Series, Balanced Series, Equity Income Series and Equity Growth Series. The Calvert Series is an actively managed, diversified portfolio of common and preferred stocks, bonds, and money market instruments which offer income and capital growth opportunity and which satisfy the social concern criteria established by the Calvert Series. A copy of the Calvert Series Prospectus appears at the end of this Keynote Prospectus.


    KEYNOTE SUBACCOUNTS WHICH INVEST IN DIVERSIFIED INVESTORS PORTFOLIOS DO SO UNDER A CORE/FEEDER ARRANGEMENT. UNLIKE OTHER FUNDING VEHICLES INTO WHICH PURCHASE PAYMENTS MAY BE INVESTED THROUGH VARIABLE ANNUITY CONTRACTS ISSUED BY INSURANCE COMPANIES, DIVERSIFIED INVESTORS PORTFOLIOS OFFERS ITS INTERESTS FOR SALE TO OTHER TYPES OF COLLECTIVE INVESTMENT VEHICLES IN ADDITION TO INSURANCE COMPANY SEPARATE ACCOUNTS REGISTERED AS INVESTMENT COMPANIES UNDER THE INVESTMENT COMPANY ACT OF 1940. SUCH INVESTORS MAY INCLUDE MUTUAL FUNDS, BANK COLLECTIVE TRUSTS AND UNREGISTERED INSURANCE COMPANY SEPARATE ACCOUNTS. SEE "DIVERSIFIED INVESTORS PORTFOLIOS -- CORE/FEEDER STRUCTURE" ON PAGE 31 HEREIN.


    The value of the Accumulation Accounts maintained in Keynote will vary based upon the investment experience of the Subaccounts to which Purchase Payments are allocated. The investment experience of the Subaccounts will vary based on the underlying investment performance of the series of Diversified Investors Portfolios and the Calvert Series.

    This Prospectus sets forth the basic information that a prospective purchaser should know before investing. Please keep this Prospectus for future reference.

    A Statement of Additional Information dated May 1, 1997 incorporated herein by reference, and containing additional information about the Contracts and Diversified Investors Portfolios, has been filed with the Securities and Exchange Commission. The Statement of Additional Information is available from MONY without charge upon written request to the above address or by telephoning
(914) 697-8000. The Table of Contents of the Statement of Additional Information can be found on page 50 of this Prospectus.

    This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy the Contracts in any jurisdiction in which such may not be lawfully made.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED (OR PRECEDED) BY A CURRENT PROSPECTUS FOR THE CALVERT SERIES.
                               DATED MAY 1, 1997

                               TABLE OF CONTENTS


                                                                                        PAGE
                                                                                        ----
Definitions...........................................................................    4
Synopsis..............................................................................    6
Fee Table.............................................................................    6
The Contracts.........................................................................    7
Keynote...............................................................................    8
Charges...............................................................................    8
Credit And Allocation Of Purchase Payments............................................    8
Redemption............................................................................    9
Transfers.............................................................................    9
Payment Options.......................................................................    9
Substitution of Shares of Diversified Investors Portfolios............................    9
Voting Rights.........................................................................    9
Death Benefit.........................................................................    9
Distribution Of The Contracts.........................................................    9
Condensed Financial Information.......................................................   10
MONY..................................................................................   11
Keynote Series Account................................................................   11
Calvert Series........................................................................   11
Diversified Investors Portfolios......................................................   12
The Transaction.......................................................................   13
Charges...............................................................................   14
Charges for Mortality and Expense Risks...............................................   14
Annual Contract Charge................................................................   14
Investment Management Fee.............................................................   14
Premium Tax...........................................................................   15
Summary Of The Contracts..............................................................   16
Eligible Purchasers...................................................................   16
Ownership.............................................................................   16
Purchase Payments.....................................................................   16
Employer Sponsored Plan Requirements..................................................   16
Rights Of The Participant Under The Contract..........................................   16
Rights Upon Suspension Of Contract or Termination Of Plan.............................   17
403(b) Contract.......................................................................   17
401(a) Contract/401(k) Contract and NQDC..............................................   17
457 and 408 (IRA) Contracts...........................................................   17
Failure Of Qualification..............................................................   17
Transfers.............................................................................   17
Rights Reserved By MONY...............................................................   18
Credit Of Purchase Payments...........................................................   18
Allocation Of Purchase Payments.......................................................   18
Determination Of Unit Values..........................................................   19
Death Benefit.........................................................................   19
Redemption During The Accumulation Period.............................................   20
Restrictions Under The Texas Optional Retirement Program..............................   20
Payment Options.......................................................................   20
Annuity Purchase Date.................................................................   20
Fixed Annuity.........................................................................   21
Fixed Annuity Options.................................................................   21
Payments To A Beneficiary Following The Annuitant's Death.............................   22
Voting Rights.........................................................................   22

                                                                                        PAGE
                                                                                        ----
Distribution Of The Contracts.........................................................   23
Federal Tax Status....................................................................   24
Tax Treatment of MONY.................................................................   24
Taxation of Diversified Investors Portfolios..........................................   24
Section 403(b) Annuities..............................................................   24
Section 401(a) Plans..................................................................   25
Section 408 (IRA) Contracts...........................................................   26
Minimum Distribution Requirements.....................................................   26
Section 457 Plans.....................................................................   26
Non-Qualified Deferred Compensation Contracts.........................................   26
Income Tax Withholding................................................................   27
Performance Data......................................................................   28
Diversified Investors Portfolios......................................................   29
Core/Feeder Structure.................................................................   29
Investment Objectives and Policies....................................................   30
Investment Techniques and Restrictions................................................   41
Management of Diversified Investors Portfolios........................................   43
Other Information Regarding Diversified Investors Portfolios..........................   45
Purchase and Redemption of Interests in Diversified Investors Portfolios..............   45
Experts...............................................................................   48
Legal Proceedings.....................................................................   48
Financial Statements..................................................................   48
Additional Information................................................................   48
Table Of Contents Of Statement Of Additional Information..............................   49
Request For Keynote Statement Of Additional Information...............................   50
Appendix..............................................................................   51

                                  DEFINITIONS

     As used in this Prospectus, the following terms have the indicated meaning:

     ACCUMULATION ACCOUNT: an account maintained for each Participant in which is recorded the number of Units held for his/her credit.

     ACCUMULATION PERIOD: the accumulation period for each Participant is the period during which Purchase Payments may be made on his/her behalf. It begins when the Participant begins participation under the Plan and ends as of his/her Annuity Purchase Date (See "Annuity Purchase Date" page 21), or earlier termination of his/her Accumulation Account.

     BALANCED SERIES: Diversified Investors Balanced Portfolio, a series of Diversified Investors Portfolios.

     CALVERT SERIES: the Calvert Responsibly Invested Balanced Portfolio, a series of Acacia Capital Corporation, an open-end management investment company registered under the Investment Company Act of 1940, as amended.

     CONTRACT(S): the group variable annuity contract(s) offered by MONY to Contractholders or IRA Contractholders as described in this Prospectus.

     CONTRACTHOLDER: a state educational organization or certain tax-exempt organization employer or employer association for affiliated employers, taxed subsidiaries of tax-exempt organizations and taxed stand alone organizations.

     CONTRACT YEAR: a period of 12 months measured from the date of the Contract issued to or adopted by the Contractholder, and anniversaries thereof.

     DIVERSIFIED: Diversified Investment Advisors, Inc., a registered investment adviser under the Investment Advisers Act of 1940.

     DIVERSIFIED INVESTORS PORTFOLIOS: Diversified Investors Portfolios, an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended.

     EQUITY GROWTH SERIES: Diversified Investors Equity Growth Portfolio, a series of Diversified Investors Portfolios.

     EQUITY INCOME SERIES: Diversified Investors Equity Income Portfolio, a series of Diversified Investors Portfolios.

     FIXED ANNUITY: an annuity with payments which remain fixed throughout the payment period and which do not reflect the investment experience of a separate account.

     GOVERNMENT/CORPORATE BOND SERIES: Diversified Investors
Government/Corporate Bond Portfolio, a series of Diversified Investors
Portfolios.

     INTERMEDIATE GOVERNMENT BOND SERIES: Diversified Investors Intermediate Government Bond Portfolio, a series of Diversified Investors Portfolios.

     IRA CONTRACTHOLDER: a tax-exempt or taxed organization or an association of members who share a common interest.

     MONEY MARKET SERIES: Diversified Investors Money Market Portfolio, a series of Diversified Investors Portfolios.

     NQDC: Non-qualified deferred compensation arrangement available to taxed organizations only.

     PARTICIPANT: an employee participating under a Contract issued to or adopted by his/her employer.

     PLAN: a retirement plan or program under which benefits are to be provided pursuant to a Contract described herein.

     PORTFOLIO BUSINESS DAY: each day during which the Advisers of a Series are open for business.

     PURCHASE PAYMENT: the amount contributed and remitted to MONY by an employer on behalf of a Participant.

     SUBSTITUTION: the investment by Keynote Subaccounts in corresponding series of Diversified Investors Portfolios of the proceeds received upon the redemption by each Subaccount of shares of MONY Series Fund, Inc. in accordance with an order of the Securities and Exchange Commission dated June 8, 1994.

     SUBACCOUNT: a subdivision of Keynote which is available for the allocation of Purchase Payments under the Contracts. Six Subaccounts invest in a corresponding series of Diversified Investors Portfolios. The Calvert Series Subaccount invests in the Calvert Series.

     UNIT: the measure by which the value of an investor's interest in each Subaccount is determined.

     VALUATION DATE: each day at the close of business of the New York Stock Exchange (currently at 4:00 p.m. New York City time), that the New York Stock Exchange is open for trading or any other day on which there is sufficient trading in securities of a series of Diversified Investors Portfolios or the Calvert Series to affect materially the value of the Units of the corresponding Subaccount. If the New York Stock Exchange extends its closing beyond 4:00 p.m. New York City time, and continues to value after the time of closing of the NYSE, MONY reserves the right to treat any payment or communication received after 4:00 p.m. New York City time as being received as of the beginning of the next day.

     VALUATION PERIOD: The period between the ending of two successive Valuation Dates.

     NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

                                    SYNOPSIS

                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
                             KEYNOTE SERIES ACCOUNT

                                TABLE OF FEES(1)


Total Separate Account Annual Expenses (as a percentage of average account values)
Mortality and Expense Risk Fees...................................................  0.90%(2)


     (1) In addition to the mortality and expense risk fees, MONY reserves the right to deduct an annual contract charge from a Participant's Accumulation Account not to exceed $50. See "Charges -- Annual Contract Charge" at page 15.

     (2) MONY reserves the right to charge maximum mortality and expense risk fees of 1.25% upon notice.

Portfolio Company Annual Expenses:


   DIVERSIFIED INVESTORS PORTFOLIOS AND CALVERT RESPONSIBLY INVESTED BALANCED
                                   PORTFOLIO

              ANNUAL EXPENSES FOR THE YEAR ENDED DECEMBER 31, 1996
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)


                                           INTERMEDIATE   GOVERNMENT/
                                  MONEY     GOVERNMENT     CORPORATE                EQUITY    EQUITY
                                  MARKET       BOND           BOND       BALANCED   INCOME    GROWTH    CALVERT
                                  SERIES      SERIES         SERIES       SERIES    SERIES    SERIES    SERIES
                                  ------   ------------   ------------   --------   ------    ------    -------
Management Fee (After fee
  reimbursements)(1).............   .25%        .32%           .35%         .45%      .45%      .69%       .70%
Other Expenses(2)................   .05%        .08%           .04%         .05%      .03%      .04%       .13%
Reimbursement from MONY(3).......  (.20)%        --             --           --        --      (.23)%       --
                                  ------        ---            ---          ---     ------    ------    -------
Total Annual Expenses After Fee
  Reimbursements(4)..............   .10%        .40%           .39%         .50%      .48%      .50%       .83%


---------------

(1) The fees shown on the line "Management Fee" are the fees charged to each series of Diversified Investors Portfolios by Diversified Investment Advisors, Inc., after waiver. The expense table for Portfolio Company Annual Expenses and the example reflect a voluntary undertaking by Diversified to waive a portion of the investment advisory fees payable by series of Diversified Investors Portfolios. Without such a waiver, the annual investment advisory fee would be .25% for the Money Market Series, .35% for the Intermediate Government Bond Series, .35% for the Government/Corporate Bond Series, .45% for the Balanced Series, .45% for the Equity Income Series and .70% for the Equity Growth Series. For the Calvert Series, the fees shown are those charged by Calvert Asset Management Company to the Calvert Series.



(2) "Other Expenses" for each series of Diversified Investors Portfolios and for the Calvert Series are actual for the year ended December 31, 1996.



(3) MONY has agreed to provide reimbursements to limit total Diversified Investors Portfolios expenses for Keynote Participants in the Money Market Series and the Equity Growth Series to .10% and .50%, respectively, of average net assets of the applicable series with MONY reserving the right to raise the limit upon notice.

(4) "Total Annual Expenses After Fee Reimbursements" for certain of the series of Diversified Investors Portfolios reflect voluntary waivers and reimbursements by Diversified. In the absence of such waivers and reimbursements, "Total Annual Expenses After Fee Reimbursements" would be as follows for the following series: Money Market Series -- .42%; Intermediate Government Bond Series -- .43%; Equity Income Series -- .48%; and Equity Growth Series -- .97%.


     The purpose of this table is to assist you in understanding the various costs and expenses that you will bear directly and indirectly and reflects expenses of the separate account as well as the portfolio applicable company. (See Charges at page 15 for a more complete description of applicable costs and expenses.)

Example


     If you (i) surrender your contract at the end of the applicable time period, (ii) annuitize at the end of the applicable time period or (iii) do not surrender your contract, you would pay the following expenses on a $1,000 investment, assuming a 5% annual rate of return.



                                                          AFTER       AFTER       AFTER       AFTER
                       SUBACCOUNT                         1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------  ------     -------     -------     --------
Money Market............................................   $ 10        $32         $55         $122
Intermediate Government Bond............................   $ 13        $41         $71         $157
Government/Corporate Bond...............................   $ 13        $41         $71         $157
Balanced................................................   $ 14        $44         $77         $168
Equity Income...........................................   $ 14        $44         $76         $166
Equity Growth...........................................   $ 14        $44         $77         $168
Calvert Series..........................................   $ 18        $54         $94         $204



     THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN. PREMIUM TAXES MAY ALSO BE APPLICABLE.



THE CONTRACTS



     The Group Variable Annuity Contract(s) ("Contract(s)") described in this Prospectus are designed and offered as funding vehicles for retirement Plans maintained by state educational organizations, certain tax-exempt organizations, IRA Contractholders and for taxed organizations for Section 401(a) and/or
Section 401(k) Contracts and corporate nonqualified deferred compensation Contracts ("NQDC"). The Section 401(k) Contract will fund the benefits for tax-qualified pension and profit-sharing plans from employee/employer contributions of such organizations. The Section 403(b) Contract will purchase tax-deferred annuities for employees of these same organizations. The Section 457 Contract will provide deferred compensation eligible for deferred tax treatment. The Section 401(a) Contract will fund benefits for tax-qualified pension and profit-sharing Plans of such tax-exempt organizations as well as taxed subsidiaries of these organizations and stand-alone taxed organizations; the non-qualified deferred compensation Contracts ("NQDC") will fund benefits for taxed organizations. The Section 408 (Individual Retirement Account ("IRA")) Contract is a Group Variable Annuity Contract which will provide for on-going or rollover contributions from employees of tax-exempt or taxed organizations and from members and employees of associations. Section references are to the Internal Revenue Code of 1986, as amended (the "Code").


     Insofar as possible, the provisions of the Contracts are identical, and the information provided in this Prospectus is generally applicable to all Contracts. However, whenever statutory or administrative considerations require significant differences among the Contracts, such differences are explained separately for each.


     With respect to Section 401(a), Section 401 (k) and NQDC Contracts, the employer and/or the employee will make contributions pursuant to the terms and conditions of the underlying retirement Plan. As to the Section 403(b) and
Section 457 Contracts, the employer will make Purchase Payments for each participating employee pursuant to either a salary reduction agreement or an agreement to forego a salary increase under which the employee decides the level and number of Purchase Payments to his/her Accumulation Account, except with respect to employer-sponsored Section 401(a) Plans under which the employer will make contributions pursuant to the underlying retirement Plan. In the case of the Section 408 IRA Contract, the employer will make Purchase Payments on behalf of and as determined by each participating employee pursuant to a salary deduction agreement.


KEYNOTE

     Purchase Payments under the Contract(s) are allocated to Keynote which is a separate account of MONY. Keynote is divided into Subaccounts, six of which correspond to Diversified Investors Portfolios' Money Market, Intermediate Government Bond, Government/Corporate Bond, Balanced, Equity Income, and Equity Growth Series, respectively. The Calvert Series Subaccount invests in the Calvert Series. The assets in each Subaccount are invested in the corresponding series of Diversified Investors Portfolios or the Calvert Series at their net asset value (See "Diversified Investors Portfolios" at page 13 and "Calvert Series" at page 12.) Each series of Diversified Investors Portfolios is managed by Diversified Investment Advisors, Inc. ("Diversified"). MONY Securities Corp., a wholly-owned subsidiary of MONY, is the principal underwriter and distributor. The Calvert Series is a series of Acacia Capital Corporation, a diversified open-end management company whose investment adviser is Calvert Asset Management Company, Inc.

     The value of a Participant's Accumulation Account maintained in Keynote will vary based upon the investment experience of the series of Diversified Investors Portfolios or the Calvert Series to which Purchase Payments are allocated.

     The Calvert Series is an actively managed portfolio of common and preferred stocks, bonds, and money market instruments which offer income and capital growth opportunity and which satisfy the social concern criteria established by the Calvert Series. A copy of the Calvert Series Prospectus appears at the end of this Keynote Prospectus. Diversified Investors Portfolios is an open-end, diversified management investment company which has six series with differing investment objectives available under the Contracts. See "Diversified Investors Portfolios" at page 13 herein.

CHARGES

     MONY makes daily charges against the net assets of Keynote at a maximum annual rate of 1.25%, consisting of .80% for mortality risks and .45% for administrative expense risks. Effective May 1, 1993, the annual rate charged is
 .90% consisting of .60% for mortality risks and .30% for administrative expense risk. However, MONY reserves the right to charge a maximum fee of 1.25% upon notice thereafter. (See "Charges -- Charges for Mortality and Expense Risks" on page 13.) In addition, MONY reserves the right to deduct an annual contract charge, not to exceed $50, from a Participant's Accumulation Account (See "Charges -- Annual Contract Charge" on page 15.)

     In addition to the charges set forth above, Diversified, which serves as an investment adviser to each series of Diversified Investors Portfolios, and Calvert Asset Management Company, Inc., which serves as investment adviser to the Calvert Series, impose a charge against the net asset value of each series of Diversified Investors Portfolios or the Calvert Series, as appropriate, computed daily, for investment advisory services and other expenses.

     Premium taxes may be payable on annuity considerations. (See "Premium Tax" on page 16.)

CREDIT AND ALLOCATION OF PURCHASE PAYMENTS

     Purchase Payments will be credited to the Subaccounts designated by the Participant in the form of Units. The number of Units credited will not change but the dollar value of a Unit will vary depending upon the investment experience of the series of Diversified Investors Portfolios or the Calvert Series, as appropriate. (See "Credit of Purchase Payments" on page 19.)

REDEMPTION

     A Participant may redeem at any time prior to the time an annuity benefit takes effect and prior to his death all or a portion of the Units credited to his Accumulation Account without any charge, subject to any limitations in the underlying Plan. There are no redemption charges. (See "Restrictions Under the Texas Optional Retirement Program" on page 21, for withdrawal restrictions applicable to Contracts issued under the Texas Optional Retirement Program.)

     A penalty tax may be payable under the Code upon the redemption of amounts from an Accumulation Account under the Contract and other significant withdrawal restrictions may be imposed by the Code. (See, "Section 403(b) Annuities" on page 25 and "Section 408 IRA Contracts" on page 27.)

TRANSFERS

     A Participant may transfer all or a portion of his/her Accumulation Account in Keynote among the various Subaccounts. No transfer charges are imposed, and there is no limit to the number of transfers. While MONY has no present intention to do so, it reserves the right to impose transfer charges at a later date. Transfers may be made in writing or by telephone by calling (914) 697-8000. (See "Transfers" on page 18.) MONY reserves the right to discontinue allowing telephone transfers.

PAYMENT OPTIONS

     Unless a Fixed Annuity is elected, a Participant will receive a lump sum payment at the end of the Accumulation Period. The Contracts may provide for several Fixed Annuity options: Life Annuity, Life Annuity With Period Certain, Specified Fixed Period Annuity, Contingent Annuity and Contingent Annuity With Period Certain. For NQDC, an installment payment option may also be available. (See "Payment Options" on page 21.)


VOTING RIGHTS


     To the extent required by law, MONY will vote the interests in Diversified Investors Portfolios and the Calvert Series held in Keynote in accordance with the instructions received from Contractholders, IRA Contractholders and NQDC Contractholders; the Contractholders will instruct MONY in accordance with the instructions received from Participants. (See "Voting Rights" on page 23.)

DEATH BENEFIT

     If a Participant dies before the Annuity Purchase Date, the Accumulation Account value will be paid to his/her beneficiary in a lump sum. (See "Death Benefit" on page 20.)

DISTRIBUTION OF THE CONTRACTS

     MONY Securities Corp. ("MSC") will be the principal underwriter and distributor of the Contracts which will be sold by registered representatives who are also licensed insurance agents of MONY. The Contracts may also be sold through other broker-dealers authorized by MSC and applicable law and who may be insurance agents licensed by an insurance company other than MONY. (See "Distribution of the Contracts" on page 24.)

                        CONDENSED FINANCIAL INFORMATION
                             KEYNOTE SERIES ACCOUNT
                            ACCUMULATION UNIT VALUES

KEYNOTE SUBACCOUNT*

                                                                            UNIT VALUE
                                     ----------------------------------------------------------------------------------------
                                       AUG. 1,     DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,
                                        1989         1989       1990       1991       1992       1993       1994       1995
                                     -----------   --------   --------   --------   --------   --------   --------   --------
Equity Growth......................       $10.00    $13.89     $13.65     $18.32     $18.07     $19.67     $21.65     $25.58
Money Market.......................        10.00     10.93      11.81      12.49      12.90      13.20      13.65      14.35
Balanced...........................        10.00     12.46      12.74      15.29      15.37      16.92      16.66      21.25
Government/Corporate Bond..........        10.00     11.68      12.38      14.52      15.71      17.81      16.70      19.63
Equity Income......................        10.00     12.19      11.34      13.60      14.93      16.91      16.86      22.48
Intermediate Government Bond.......           --        --      10.00      11.00      11.73      12.58      12.24      13.84
Calvert Series.....................           --     10.00      10.26      11.91      12.75      13.36      13.11      16.87

                                                                               UNITS OUTSTANDING
                                                --------------------------------------------------------------------------------
                                     DEC. 31,   DEC. 31,   DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,
                                       1996       1989       1990        1991        1992        1993        1994        1995
                                     --------   --------   ---------   ---------   ---------   ---------   ---------   ---------
Equity Growth......................   $30.06     47,235      429,986   1,334,644   2,115,942   2,907,819     994,859     201,470
Money Market.......................    15.00     15,100      590,354     702,177     637,701     656,262     179,143      58,026
Balanced...........................    24.62     59,050      322,563     814,494   1,268,765   1,835,594     762,735     145,593
Government/Corporate Bond..........    20.10     21,080       97,161     493,084     328,126     471,446     125,870      24,207
Equity Income......................    26.38     30,585    7,198,970   7,227,359   6,883,795   7,852,650   2,135,776     571,730
Intermediate Government Bond.......    14,21         --           --   3,840,526   1,628,553   1,591,845     768,905      50,325
Calvert Series.....................    18.83         --       16,681     180,569     355,343     685,428     291,806      19,147


                                     DEC. 31,
                                       1996
                                     --------
Equity Growth......................  237,959
Money Market.......................   56,311
Balanced...........................  156,241
Government/Corporate Bond..........   25,670
Equity Income......................  489,820
Intermediate Government Bond.......   47,901
Calvert Series.....................   25,095


---------------

* The commencement dates for the Calvert Series Subaccount and the Intermediate Government Bond Subaccount are May 1, 1990 and May 1, 1991, respectively.



  Further information about the performance of Keynote is contained in the Annual Report of Keynote which is available, free of charge, by contacting MONY at the address or at the telephone number set forth on the cover of this Prospectus.

                                      MONY

     The Mutual Life Insurance Company of New York is a mutual life insurance company which was organized under the laws of the State of New York in 1842. Its principal place of business is 1740 Broadway, New York, N.Y. 10019. MONY is currently licensed to sell life insurance and annuities in all states of the United States, the District of Columbia, Puerto Rico and all Provinces of Canada.

                             KEYNOTE SERIES ACCOUNT

     Keynote was established by MONY under New York Insurance Law on December 16, 1987 as a separate account. Keynote will hold assets that are segregated from all of MONY's other assets and at present is used only to support the Contracts. MONY is the legal holder of the assets in Keynote and will at all times maintain assets in Keynote with a total market value at least equal to the contract liabilities for Keynote. The obligations under the Contracts are obligations of MONY. Income, gains, and losses, whether or not realized, from assets allocated to Keynote, are, in accordance with the Contracts, credited to or charged against Keynote without regard to other income, gains, or losses of MONY. The assets in Keynote may not be charged with liabilities which arise from any other business MONY conducts. Keynote assets may include accumulation of the charges MONY makes against a Contract participating in Keynote. From time to time, any such additional assets may be transferred in cash to MONY's general account.

     Keynote is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust, which is a type of investment company. This does not involve any supervision by the SEC of the management or investment policies or practices of Keynote. For state law purposes, Keynote is treated as a part or division of MONY.

     There are currently seven Subaccounts within Keynote which are available for allocation of Purchase Payments under the Contracts. The Calvert Series Subaccount invests only in the Calvert Responsibly Invested Balanced Portfolio (the "Calvert Series"), a series of Acacia Capital Corporation, an open-end management investment company registered with the SEC under the 1940 Act. The six other Subaccounts invest in six respective series of Diversified Investors Portfolios, an open-end diversified management investment company registered with the SEC under the 1940 Act. Set forth below is a brief description of the Calvert Series and Diversified Investors Portfolios. A full description of the Calvert Series, its investment objectives, policies and restrictions, its expenses, the risks attendant in investing therein and other aspects of its operations is contained in the accompanying prospectus for the Calvert Series. Full descriptions of the six series of Diversified Investors Portfolios, their investment objectives, policies and restrictions, their expenses, the risks attendant to investing therein and other aspects of their operations are set forth herein under "Diversified Investors Portfolios" at page 12. Further disclosure appears in the Statement of Additional Information. Each Participant should periodically consider his/her allocation among the Subaccounts in light of current market conditions and the investment risks attendant to investment in the various series of Diversified Investors Portfolios and the Calvert Series.

CALVERT SERIES


The Calvert Series is a series of Acacia Capital Corporation ("Acacia"), a Maryland corporation registered with the SEC under the 1940 Act as an open-end management company, whose investment adviser is Calvert Asset Management Company, Inc. The shares of Acacia are currently sold only to insurance companies for allocation to their separate accounts to fund the benefits under certain variable annuity and variable life insurance policies issued by such companies. Because the Calvert Series sells its shares to insurance companies offering both variable annuity and variable life insurance policies, potential for conflict between the interests of Contractholders of these contracts may arise. The Board of Directors of Acacia will monitor the Calvert Series for the existence of any material irreconcilable conflict between interests of Contractholders of all separate accounts investing in the Calvert Series. If it is determined by a majority of the Board of Acacia that such conflict exists then MONY will take whatever steps are necessary to eliminate the material conflict, including withdrawing the assets allocable to some of the separate accounts from Calvert Series and reinvesting them in a different investment medium. For additional risk exposure, see the Calvert Series prospectus which is contained in the last section of this Prospectus. Keynote will purchase and redeem shares from the Calvert Series at net asset value.

     The investment objective of the Calvert Series is set forth in the prospectus for the Calvert Series which appears at the end of this Prospectus. Briefly, the objective is to achieve a total return above the rate of inflation through an actively managed, diversified portfolio of common and preferred stocks, bonds and money market instruments which offer income and capital growth opportunity and which satisfy the social concern criteria established for the Calvert Series. There can be no assurance that the objective of the Calvert Series will be realized.

DIVERSIFIED INVESTORS PORTFOLIOS

     Each of the other six Subaccounts of Keynote listed below invests exclusively in the corresponding series of Diversified Investors Portfolios set forth below:

           DIVERSIFIED SUBACCOUNT                SERIES OF DIVERSIFIED INVESTORS PORTFOLIOS
---------------------------------------------   ---------------------------------------------
Keynote Money Market Subaccount..............   Diversified Investors Money Market Portfolio
                                                (the "Money Market Series")
Keynote Intermediate Government Bond
  Subaccount.................................   Diversified Investors Intermediate Government
                                                Bond Portfolio (the "Intermediate Government
                                                Bond Series")
Keynote Government/Corporate Bond Subaccount
  (formerly the Keynote Long Term Bond
  Subaccount)................................   Diversified Investors Government/Corporate
                                                Bond Portfolio (the "Government/Corporate
                                                Bond Series")
Keynote Balanced Subaccount (formerly the
  Keynote Diversified/Balanced Subaccount)...   Diversified Investors Balanced Portfolio (the
                                                "Balanced Series")
Keynote Equity Income Subaccount.............   Diversified Investors Equity Income Portfolio
                                                (the "Equity Income Series")
Keynote Equity Growth Subaccount.............   Diversified Investors Equity Growth Portfolio
                                                (the "Equity Growth Series")

     Diversified Investors Portfolios is registered with the SEC under the 1940 Act as an open-end diversified management investment company. This registration does not involve supervision by the SEC of the management or investment practices or policies of Diversified Investors Portfolios.

     Diversified acts as investment adviser and administrator to each series of Diversified Investors Portfolios. With respect to each series of Diversified Investors Portfolios, Diversified has contracted for certain investment advisory services with one or more subadvisers. Diversified and the subadviser or subadvisers for a particular series of Diversified Investors Portfolios are referred to herein collectively as the "Advisers". The investment objectives of the series of Diversified Investors Portfolios currently available under the Contracts through Subaccounts are described briefly below. There can be no assurance that the investment objectives of any of the series will be met.

     Money Market Series: To provide liquidity and as high a level of current income as is consistent with the preservation of capital through investment in domestic and foreign U.S. dollar-denominated money market obligations with maturities of 397 days or less. An investor's interest in the Keynote Money Market Subaccount is neither insured nor guaranteed by the U.S. Government.

     Intermediate Government Bond Series: To provide as high a level of current income as is consistent with the preservation of capital through investment in U.S. Government and U.S. Government agency and instrumentality securities with short and intermediate maturities and high quality short-term obligations.

     Government/Corporate Bond Series: To achieve the maximum total return through investment in investment grade debt securities, U.S. Government and U.S. Government agency and instrumentality securities, collateralized mortgage obligations guaranteed by these agencies and instrumentalities and high quality short-term obligations.

     Balanced Series: To provide a high total return consistent with a broad diversified mix of stocks, bonds and money market instruments.

     Equity Income Series: To provide a high level of current income through investment in a diversified portfolio of common stocks with relatively high current yields; capital appreciation is a secondary objective.

     Equity Growth Series: To provide a high level of capital appreciation through investment in a diversified portfolio of common stocks with potential for above average growth in earnings; current income is a secondary objective.

     See "Diversified Investors Portfolios" at page 13 and the Statement of Additional Information for more information on each series.

                                THE TRANSACTION

     On December 31, 1993, MONY and AEGON USA, Inc. ("AEGON") entered into a transaction pursuant to which MONY sold its group pension operation to AEGON (the "Transaction"). As a part of the Transaction, the Contracts may be transferred through assumption reinsurance to AUSA Life Insurance Company, Inc. ("AUSA"), a New York domiciled stock life insurance company and an indirect, wholly-owned subsidiary of AEGON. Subject to the receipt of any necessary state insurance department approvals and authorizations each Contractholder will receive materials relating to this assumption.

     In addition, as a result of the Transaction, the group fixed annuity contracts which have been issued by MONY to Contractholders may also be transferred to AUSA through assumption reinsurance. Based upon regulatory and other consideration, the transfer of any fixed contract may occur before, concurrent with, or after the transfer of the companion variable Contract which is offered through this Prospectus. Accordingly, all references in this Prospectus to a companion fixed annuity contract shall refer to the fixed contract issued by MONY or the fixed contract which has been assumed by AUSA, as appropriate.


     AUSA is a wholly-owned subsidiary of First AUSA Life Insurance Company, a stock life insurance company which is wholly-owned by AEGON. AEGON is a financial services holding company whose primary emphasis is on life and health insurance and annuity and investment products. AEGON is a wholly-owned indirect subsidiary of AEGON nv, a Netherlands corporation which is a publicly traded international insurance group.

                                    CHARGES

CHARGES FOR MORTALITY AND EXPENSE RISKS

The maximum daily charges against Keynote for mortality and expense risks assumed by MONY are computed and deducted from the value of the net assets of Keynote. This maximum daily charge will be at the rate of 0.003425% (equivalent to an annual rate of 1.25%) of the average daily net assets of Keynote. The daily charge will be deducted from the net asset value of Keynote, and therefore the Subaccounts, on each Valuation Date. Where the previous day (or days) was not a Valuation Date, the deduction on the Valuation Date will be 0.003425% multiplied by the number of days since the last Valuation Date. The sum of these charges on an annual basis will not exceed 1.25% of the average net assets invested in Keynote. Of this charge, MONY estimates that .80% is for mortality risk and .45% is for expense risk. (The daily charge from Keynote based on an annual mortality and expense risk rate of .90%, .60% for mortality risks and
 .30% for administrative expense risks, which was effective May 1, 1994, is 0.002466%.)

     The mortality risk is that individuals may live for a longer period of time than projected and therefore a greater amount of annuity benefits than projected will be payable. The expense risk is that expenses incurred in issuing and administering the Contract will exceed the administrative expense charge provided in the Contract. MONY believes that this level of charge is within the range of industry practice for comparable group variable annuity contracts.

     Sales distribution expenses and any other expenses in excess of the described charges will be paid from MONY's general account and not directly from Keynote or from the mortality and expense risk charges. However, asset charges for MONY's assumption of mortality and expense risks might be a source of contribution to the surplus in MONY's general account.

ANNUAL CONTRACT CHARGE

     MONY reserves the right to deduct an annual contract charge from a Participant's Accumulation Account to reimburse MONY for administrative expenses relating to the maintenance of the Contracts. MONY has no present intention to impose such a charge; however, MONY may, in the future, impose such a charge in accordance with the provisions of the Contracts. Any such annual charge will not exceed $50. MONY also reserves the right, if such a charge is imposed, to waive, on a temporary or permanent basis, all or part of such charge for certain classes of Contracts or for certain new classes of Contracts which may be sold in the future. If imposed, this charge would represent reimbursement for administrative costs expected to be incurred over the life of the Contracts. MONY does not anticipate any profit from this charge.

INVESTMENT MANAGEMENT FEE

     Because Keynote purchases interests in certain series of Diversified Investors Portfolios and the Calvert Series, the net assets of Keynote will reflect the investment management fee and other expenses incurred by those series of Diversified Investors Portfolios and the Calvert Series.

     Diversified serves as the investment adviser to each series of Diversified Investors Portfolios. For information with respect to the arrangements under which Diversified provides such advisory services,including charges and arrangements with subadvisers, reference is made to the information set forth under "Management of Diversified Investors Portfolios" at page 44.

The Calvert Series' investment adviser is the Calvert Asset Management Company, Inc. ("Investment Adviser") which is located at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. The Investment Adviser is a wholly-owned subsidiary of Calvert Group, Ltd., which is in turn a wholly-owned subsidiary of Acacia Mutual Life Insurance Company. Pursuant to its investment advisory agreement with the Calvert Series, the Investment Adviser manages the fixed income investment of the Calvert Series and is responsible for the overall management of the business affairs of the Calvert Series subject to the direction and authority of the Board of Directors of Acacia. The sub-adviser to the Calvert Series is NCM Capital Management Group, Inc. ("NCM"). Pursuant to its Investment Subadvisory Agreement with the Investment Adviser, NCM manages the equity portion of investments for the Calvert Series. NCM is an employee-owned subsidiary of Sloan Financial Group. Sloan

Financial Group is controlled by Maceo K. Sloan and Justin F. Beckett and is one of the largest minority-owned investment management firms in the country. The Investment Adviser receives from the Calvert Series a monthly base fee, computed on a daily basis at an annual rate of 0.70% of the average daily net assets of the Calvert Series. The Investment Adviser pays NCM a base fee of 0.25% of one-half of the Calvert Series' net assets. In addition, the Investment Adviser and NCM may earn (or have their fees reduced by) performance fee adjustments based on the extent to which performance of the Calvert Series exceeds or trails the Lipper Balanced Funds Index. Payment of the performance fee adjustment began July 1, 1996. The specific adjustments are as follows:


                INVESTMENT ADVISER'S PERFORMANCE FEE ADJUSTMENT

                     PERFORMANCE VERSUS THE       PERFORMANCE FEE
                   LIPPER BALANCED FUND INDEX       ADJUSTMENT
                   --------------------------     ---------------
                            6% to <12%                 0.05%
                           12% to <18%                 0.10%
                           18% or more                 0.15%

                        NCM'S PERFORMANCE FEE ADJUSTMENT

                     PERFORMANCE VERSUS THE       PERFORMANCE FEE
                   LIPPER BALANCED FUND INDEX       ADJUSTMENT
                   --------------------------     ---------------
                            6% to <12%                 0.05%
                           12% to <18%                 0.10%
                           18% or more                 0.15%


     The performance fee adjustment to NCM is paid out of the fee the Investment Adviser receives from the Calvert Series. The initial performance period was the twelve month period between July 1, 1995 and July 1, 1996. Each month an additional month's performance is factored into the calculation until a total of 36 months comprises the performance computation period. Payment by the Calvert Series of the performance fee adjustment will be conditioned on (i) the performance of the Calvert Series as a whole having exceeded the Lipper Balanced Fund Index and (ii) payment of the performance fee adjustment not causing the Calvert Series' performance to fall below the Lipper Balanced Fund Index.


PREMIUM TAX

     Under the laws of certain jurisdictions, premium taxes are payable on annuity considerations which can include Purchase Payments or the Accumulation Account under the Contracts. Any applicable premium taxes will generally be deducted when the Accumulation Account under a Contract is applied to purchase an annuity. Under present laws, the range of premium taxes is from 5% to 4.0%. Attached as an Appendix to this Prospectus is a schedule of applicable premium taxes payable upon annuitization which are in effect as of the date of this Prospectus. The laws of the various jurisdictions relating to annuity taxes and the interpretations of such laws are subject to changes which may affect the deductions, if any, under the Contracts for such taxes.

                            SUMMARY OF THE CONTRACTS

ELIGIBLE PURCHASERS

     State educational organizations and organizations that qualify for tax-exempt status under Code Section 501(c)(3), including associations thereof that qualify for tax-exempt status under Code Section 501(c)(3), are eligible purchasers. In addition, any organization qualifying as an IRA Contractholder may purchase an IRA Contract. Any type of non-profit organization as well as taxed subsidiaries of tax-exempt organizations and taxed stand-alone organizations may purchase a Section 401(a) and/or a Section 401(k) or an NQDC Contract(s).

OWNERSHIP

     The employer or association purchasing a Contract is the owner of the Contract for the benefit of the Participants. The Contract will cover all eligible Participants under a Plan. Each Participant will receive a certificate at the time his/her first annuity payment becomes payable, or earlier, if required by applicable law. The certificate summarizes the Participant's benefits under the Contract.

PURCHASE PAYMENTS


     With respect to the Section 401(a) Contract, the employer and/or employee will make contributions pursuant to the underlying retirement Plan. The Section 401(k) and NQDC Contracts will accept employer and/or employee contributions pursuant to the terms and conditions of the underlying Plan. As to the Section 403(b) Contract, the employer will make Purchase Payments in accordance with a salary reduction agreement or an agreement to forego a salary increase, except with respect to employer-sponsored Section 403(b) Plans under which the employer will make contributions pursuant to the underlying retirement Plan. In the case of the Section 408 IRA Contract, the employer will make Purchase Payments on behalf of and as determined by each participating employee pursuant to a salary reduction agreement. An Accumulation Account will be established for each Participant which will record the number of Units held in each Subaccount. Purchase Payments may be allocated among any of the Subaccounts.



     All Purchase Payments in Keynote credited to an Accumulation Account are vested and nonforfeitable. However, Purchase Payments made by employers, including all such payments made under a Section 401(a) Contract, which are not the result of a reduction in salary or a give up in salary agreement, under an employer-sponsored Plan may be forfeitable but are generally subject to the vesting requirements, where applicable, of the Employee Retirement Income Security Act of 1974, as amended. In general, all Purchase Payments made to the NQDC and Section 457 Contracts may be forfeitable even though partially or fully vested.


EMPLOYER SPONSORED PLAN REQUIREMENTS

     Since the Contracts are intended to implement the Plans of state educational organizations, organizations that qualify for tax-exempt status under Code Section 501(c)(3), IRA Contractholders and, in the case of Section 401(a) and/or Section 401(k) and NQDC Contracts, for taxed subsidiaries of such organizations and stand-alone taxed organizations and since such Plans may be sponsored by employers or associations who may have their own desires regarding certain Plan details and the manner in which the Plan is to be administered, there will be some variations in details in the Contract and Plan to reflect such desires. Reference to the provisions of the Plan in which the individual is a Participant must be made in all cases for particulars.

RIGHTS OF THE PARTICIPANT UNDER THE CONTRACT

     There are no stipulated or required Purchase Payments to be made under the Contract. Except for the 15 days prior to a Participant's Annuity Purchase Date (See "Annuity Purchase Date" at page 20) during which no Purchase Payments will be accepted by MONY, an employer may make Purchase Payments during a Participant's Accumulation Period in the amount authorized by the Participant. The Contract permits the Participant to elect his/her Annuity Purchase Date, to allocate Purchase Payments, to redeem all or a portion of the Units in his/her Accumulation Account, to designate beneficiaries, and to elect Fixed Annuity options, except that employer-sponsored Plans may affect these rights.

     During a Participant's Accumulation Period, one's rights and those of the Contractholder or IRA Contractholder shall be as set forth in the Contract and Plan. On and after the Annuity Purchase Date, or on the Participant's death, if earlier, all rights, as specified in the Contract and Plan, shall belong to the Participant or beneficiary as the case may be.

RIGHTS UPON SUSPENSION OF CONTRACT OR TERMINATION OF PLAN

     403(b) Contract

     In the event that the making or receipt of all Purchase Payments under certain 403(b) Contracts is discontinued or a Contractholder terminates its Plan or discontinues Purchase Payments for a Participant, MONY shall give written notice thereof to the appropriate Participant(s) together with notice of the right of the Participant to elect to have the value of his/her Accumulation Account applied under one of the following options: (1) to be held and distributed by MONY in accordance with the terms of the Contract, (2) to be paid to him/her in cash, or (3) in the event of suspension of the Contract or termination of the Plan, to be transferred to an alternate funding agency (e.g., another insurance company). Certain other 403(b) Contracts require the Contractholder, not AUSA, to give written notice thereof to Participants.

     401(a) Contract/401(k) Contract and NQDC Contracts

     If the Contractholder terminates its Plan or discontinues Purchase Payments, it is the Contractholder's responsibility, and not MONY's, to give written notice thereof to the affected Participants. In such cases, the Contractholder shall elect to have the entire balance held under the Contract applied under one of the following options: (1) to be held and distributed by MONY in accordance with the terms of the Contract; (2) to be transferred to an alternate funding agency (e.g., another insurance company); or (3) to purchase deferred, paid-up life annuity benefits for Participants.


     457 and 408(IRA) Contracts


     If the Contractholder or IRA Contractholder terminates its Plan or discontinues Purchase Payments for a Participant, MONY shall give written notice thereof to the appropriate Participant(s) together with notice of the right of the Participant to elect to have the value of his/her Accumulation Account applied under either of the following options: (1) to be held and distributed by MONY in accordance with the terms of the Contract or (2) to be paid to him/her in cash, except that, under the terms of certain 457 Contracts, the Contractholder, not AUSA, shall give notice to affected Participants.

FAILURE OF QUALIFICATION

     In the event that a Plan, Contractholder or IRA Contractholder or a Participant thereunder becomes ineligible for any previously applicable tax benefits under the Code, MONY upon notice thereof shall refuse during the period of such ineligibility to accept Purchase Payments with respect to that Plan or Participant. A failure of qualification under a particular Contract shall have no effect on other issued and outstanding Contracts.

TRANSFERS

     No transfers may be made between any of the Contracts; however, the following transfers are permissible with respect to each Contract.


     401(a), 401(k), 403(b), 457, 408(IRA) and NQDC Contracts


     A Participant may transfer all or a portion of his/her Accumulation Account in Keynote among the various Subaccounts. No transfer charges are imposed, and there is no limit to the number of transfers permitted. While MONY has no present intention to do so, MONY reserves the right to impose transfer charges at a later date.

     Transfers from the MONY Section 403(b), Section 401(a), Section 401(k) and NQDC Group Fixed Annuity Contracts to a Participant's Accumulation Account under the Keynote Contracts are permitted only to the Subaccounts which invest in the Balanced Series, Equity Income Series, Equity Growth Series or Calvert Series. Certain other restrictions which apply to transfers from the MONY Section 403(b), Section 401(a), Section 401(k) and NQDC Group Fixed Annuity and 408(IRA) Contracts to the Keynote Contracts are contained in the MONY Section 403(b), Section 401(a), Section 401(k) and NQDC Group Fixed Annuity and Section 408(IRA) Contracts.

     Transfers may be made in writing or by telephoning (914) 697-8000. Transfers are effective within 48 hours of receipt of instructions. All Participants should be aware that a transfer authorized by telephone and reasonably believed to be genuine by MONY may subject the Participant to risk of loss if such instruction is subsequently found not to be genuine. MONY will employ reasonable procedures, including requiring Participants to give certain identification information and tape recording of telephone instructions, to confirm that instructions communicated by telephone are genuine. To the extent that MONY fails to use reasonable procedures to verify the genuineness of telephone instructions, MONY may be liable for any losses due to telephone instructions that prove to be fraudulent or unauthorized.

                            RIGHTS RESERVED BY MONY

     Subject to compliance with applicable laws and, when required by law, approval of the Contractholders, IRA Contractholders, NQDC Contractholders and/or Participants and any appropriate regulatory authority, MONY reserves the right to make the following changes:

     (1) To operate Keynote in any form permitted under the 1940 Act or in any other form permitted by law;

     (2) To take any action necessary to comply with or obtain and continue any exemptions from the 1940 Act;

     (3) To transfer any assets in a Subaccount of Keynote to another Subaccount of Keynote, or to one or more separate accounts, or to MONY's general account to the extent permitted by law or to add, combine or remove Subaccounts in a separate account;

     (4) To substitute, for the interests in a series of Diversified Investors Portfolios or the Calvert Series held in any Subaccount, interests in another series of Diversified Investors Portfolios or interests in another investment company or any other investment permitted by law; and

     (5) To make any necessary technical changes in the Contracts in order to conform with any of the above-described actions or as may be required or permitted by applicable laws affecting Keynote or the Contracts.

                              CREDIT OF PURCHASE PAYMENTS

     A Participant's initial Purchase Payment will be credited to the Participant's Accumulation Account to provide Units as of a Valuation Date for the Valuation Period, not later than (1) two business days after receipt of the Purchase Payment by MONY at 4 Manhattanville Road, Purchase, New York 10577, if the contract application and/or Participant's enrollment form is complete upon receipt, or (2) two business days after an application and/or enrollment form which is incomplete upon receipt by MONY is made complete, provided that if such information is not made complete within five business days after receipt, (i) the prospective Participant will be informed of the reasons for the delay, and
(ii) the initial Purchase Payment will be returned immediately and in full, unless the prospective Participant specifically consents to MONY retaining the Purchase Payment until such information is made complete.

     Subsequent Purchase Payments will be credited to the Participant's Accumulation Account to provide Units as of the Valuation Date for the Valuation Period in which the Purchase Payment is received in good order by MONY.

ALLOCATION OF PURCHASE PAYMENTS

     Upon receipt of a Purchase Payment, it will be credited to the Subaccount designated by the Participant in the form of Units. The number of Units to be credited is determined by dividing the dollar amount allocated to the particular Subaccount(s) by the Unit value of that Subaccount for the Valuation Date for the Valuation Period on which the Purchase Payment is received. The number of Units shall not be changed by any subsequent change in the value of a Unit, but the dollar allocation value of a Unit will vary in amount depending upon the investment experience of the applicable Subaccount.

     Allocation instructions may be changed at any time by sending to MONY a correctly completed allocation form. Any change in allocations will be effective within 10 business days following receipt of the allocation form by MONY. If an allocation form is incorrectly completed, Purchase Payments will be credited in accordance with the most recent allocation form on record. MONY reserves the right to limit a Participant's right to change allocation instructions to four times a calendar year.

DETERMINATION OF UNIT VALUE

     The Unit value for each of the Subaccounts was established at $10 for the first Valuation Date. The Unit value for a Subaccount for any subsequent Valuation Date is determined by subtracting (b) from (a) and dividing the result by (c), where

     (a) is the aggregate net asset value on the Valuation Date of all investments by the Subaccount in the series of Diversified Investors Portfolios or the Calvert Series in which the Subaccount invests, and

     (b) is the mortality and expense risk charge accrued as of that Valuation Date, and

     (c) is the total number of Units held in the Subaccount on the Valuation Date before the purchase or redemption of any Units on that Date.

                                 DEATH BENEFIT


     Under a Section 403(b), Section 457 and Section 408(IRA) Contract, if a Participant dies before the Annuity Purchase Date (See "Annuity Purchase Date" on page 21), the value of his/her Accumulation Account will be paid to the beneficiary in a lump sum. If the beneficiary is under the age of 75 at the time of the Participant's death, the beneficiary may elect to have this lump sum applied to provide a Fixed Annuity. A lump sum payment to some extent may be taxed as ordinary income to the beneficiary in the year received. A beneficiary should consider the possible tax advantages to electing an annuity. (See "Section 403(b) Annuities" on page 25). Under a Section 401(a) and/or Section 401(k) Contract, however, the underlying tax-qualified Plan is generally required to provide that in the case of a married Participant, a survivorship annuity death benefit will be paid to the surviving spouse if the Participant dies prior to retirement. In each case involving a Section 401(a) and/or Section 401(k) Contract, reference must be made to the underlying Plan for particulars.


     If the Participant dies before the Annuity Purchase Date, his/her entire interest must generally be distributed within five (5) years after the date of death, or if payable to a designated beneficiary must be annuitized over the life of that designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, within one year after the date of death. If the beneficiary is the Participant's spouse, distributions are not required to be made until the April 1st after the end of the calendar year in which the Participant would have attained age 70 1/2; if the spouse dies before distributions begin, the rules discussed above will apply as if the spouse were the Participant (owner).

     If a lump sum payment is elected, the Accumulation Account value will be determined on the Valuation Date for the Valuation Period in which a certified copy of the death certificate evidencing the Participant's death is received by MONY. If a Fixed Annuity is elected, the Accumulation Account value will be determined on the Valuation Date for the Valuation Period of the beneficiary's Annuity Purchase Date. For Section 401(a) and/or Section 401(k) and NQDC Contracts, the underlying Plan should be consulted to determine the options available.

     For NQDC Contracts, the remaining value will be paid to a designated beneficiary. If no such beneficiary is so designated or in existence, the remaining value will be paid in the following order: Participant's (1) spouse,
(2) children, (3) parents, (4) siblings and (5) estate.

     For all Contracts except NQDC Contracts, the death benefit is guaranteed to be not less than the total amount of all contributions, less any withdrawals, made by the Participant.

                   REDEMPTION DURING THE ACCUMULATION PERIOD


     For Section 403(b), Section 457 and Section 408(IRA) Contracts and subject to applicable federal tax law restrictions, a Participant at any time during his/her Accumulation Period and prior to his/her death may redeem all or a portion of the Units credited to the Accumulation Account. There is no redemption charge. (See "Federal Tax Status" on page 25.)


     The Accumulation Account value redeemed or the Units remaining after a partial redemption will be determined on the Valuation Date for the Valuation Period in which a written request for a redemption on a form approved by MONY is received by MONY. The Accumulation Account will be reduced by the lesser of the number of Units obtained by dividing the amount of the redemption request by the Unit value for that day or the number of Units remaining in the Accumulation Account.

     A full or partial redemption payment will be made within seven days after receipt of the written request. A request for a partial redemption must specify the Subaccount(s) from which the partial withdrawal is to be made. Payment may be postponed as permitted by the 1940 Act. Currently, deferment is permissible only when the New York Stock Exchange is closed or trading is restricted, when an emergency exists as a result of which disposal of the interests in Diversified Investors Portfolios or Calvert Series held by Keynote is not reasonably practicable or it is not reasonably practicable to determine fairly the value of these assets, or when the SEC has provided for such deferment for the protection of Participants.

     A withdrawal will generally have federal income tax consequences which may include penalties. (See "Federal Tax Status" on page 25.)

     With respect to Section 401(a) and Section 401(k) or NQDC Contracts, the ability to withdraw funds during the Accumulation Period is generally more limited; however, in each instance the underlying Plan document should be consulted to determine what options, if any, are available.

            RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM

     The Teacher Retirement System of Texas permits Participants in the Texas Optional Retirement Program ("ORP") to redeem their interest in a variable annuity contract issued under the ORP only upon termination of employment in the Texas public institutions of higher education, retirement or death. Accordingly, a Participant in the ORP will be required to obtain a certificate of termination from his/her employer before he/she can redeem his/her Accumulation Account.

                                PAYMENT OPTIONS


     With respect to Section 403(b), Section 457 and Section 408(IRA) Contracts, unless a Fixed Annuity as described at page 22 is elected, payment to the Participant shall be made at the end of his/her Accumulation Period in a lump sum calculated in the same manner as if a total withdrawal request of one's Accumulation Account had been received by MONY on his/her Annuity Purchase Date. (See page 19 for, "Redemption During the Accumulation Period".) However, Section 401(a) and Section 401(k) and NQDC Contracts provide the funding for the Plans and reference to the particular Plan must be made in each case for details. For example, tax-qualified Plans must generally provide by law that in the case of a married Participant who does not properly elect otherwise, retirement annuity benefits will be paid in the form of a contingent annuity with a survivorship annuity benefit for his surviving spouse at least equal to 50% of the amount which would have been payable if the Participant were living. For NQDC Contracts, the employer may also provide for installment payments without the purchase of an annuity.


ANNUITY PURCHASE DATE

     The Annuity Purchase Date is the first day of the month coincident with or following the receipt by MONY of written notice, submitted through the Participant's employer, of the Participant's retirement (i.e., the termination of employment with his/her employer). Subject to the terms of the Plan, a Participant may elect to retire at any time and receive annuity benefits. As a general rule, benefits must begin no later than April 1 of the calendar year following the year in which the

Participant attains age 70 at which time an election to receive an annuity or lump sum benefit must be made.

     In the case of a beneficiary who elects a Fixed Annuity, the Annuity Purchase Date will be the first day of the month following receipt by MONY of the election of a Fixed Annuity; however, if any election is received during the last 15 days of a month, the Annuity Purchase Date will be the first day of the second month after receipt of the election.

     For Section 408(IRA) Contracts, the Annuity Purchase Date is the date the annuity first begins under the terms of the IRA Contract.

FIXED ANNUITY

     Fixed Annuity payments are not made from Keynote but are made from the general account of MONY which supports insurance and annuity obligations. Because of exemptive and exclusionary provisions, Fixed Annuity payments and interests in the general account have not been registered under the Securities Act of 1933, nor is the general account registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. The SEC staff has not reviewed the disclosures in this Prospectus that relate to the Fixed Annuity payments and interests in the general account. Disclosures regarding Fixed Annuity payments and the general account in this Prospectus, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     A Fixed Annuity may not be elected if the initial monthly payment under the form elected would be less than $20. Fixed Annuity payments will be made monthly unless the annuitant elects to receive payments annually, semi-annually or quarterly. Any such election must be made at the same time that the annuitant elects to receive a Fixed Annuity and cannot be changed during the annuity period. Once a Fixed Annuity takes effect, it may not be redeemed, surrendered or changed to any other form of annuity.

FIXED ANNUITY OPTIONS

     The following Fixed Annuity options may be available:

      (i) Life Annuity -- Annuity payments will be made during the lifetime of the annuitant. It would be possible for the annuitant to receive no annuity payment if he/she died prior to the date of the first annuity payment.

      (ii) Life Annuity With Period Certain -- Annuity payments will be made during the lifetime of the annuitant with the guarantee that if the annuitant dies before a period certain elected, the beneficiary will receive payments for the duration of the period. The period certain may be any number of years between 5 and 20 inclusive.

     (iii) Specified Fixed Period Annuity -- Annuity payments will be made for a specified fixed period elected by the annuitant. If the annuitant dies during the specified fixed period, the annuity payments for the remainder of the period will be paid to the beneficiary. No annuity payments are made after the expiration of the specified fixed period even if the annuitant survives. The specified fixed period may be for any number of years between 10 and 30 years inclusive.

     (iv) Contingent Annuity -- Annuity payments will be made during the joint lifetimes of the annuitant and a designated second person ("contingent annuitant") with payments continued during the remaining lifetime of the contingent annuitant. Annuity payments to the contingent annuitant may be made in the same amount paid while both annuitants lived or a lesser percentage of this amount. For Section 401(a) and/or Section 401(k) Contracts, in the absence of a proper election by the Participant, a contingent annuity with a survivorship annuity benefit for the surviving spouse at least equal to 50% of the amount which would have been payable if the Participant were living will be the normal form of benefit.

         If the contingent annuitant dies before the first annuity payment to the annuitant, the contingent annuity election will be void and the annuitant will receive a Life Annuity. If the contingent annuitant dies after the first annuity payment to the annuitant, but before the death of the annuitant, annuity payments under the Contingent Annuity election will be made to the annuitant during his/her lifetime. If the annuitant and the contingent annuitant die before the date of the first annuity payment, no annuity payments will be made.

      (v) Contingent Annuity With Period Certain -- Annuity payments will be made during the joint lifetimes of the annuitant and a designated second person ("contingent annuitant"). Annuity payments to the contingent annuitant may be in the same amount as paid to the annuitant or a lessor percentage of that amount and will be made for a period certain of any number of years between 5 and 20 years inclusive.

     The Life Annuity With Period Certain and the Specified Fixed Period Annuity may only be elected for a number of years that will not exceed an annuitant's life expectancy. The annuity benefit option elected by the Participant will affect the level of annuity payments the Participant will receive. The longer annuity payments are projected to continue based upon actuarial possibilities, the lower annuity payments will be.

     The annuity purchase rates for these Fixed Annuity benefits shall not exceed, during the first 10 years of the Contracts, the maximum rates set forth in the Contracts. Thereafter, the annuity purchase rate will be the rate declared by MONY for all Fixed Annuity benefits purchased under the applicable Contract in the same Contract Year in which the Annuity Purchase Date occurs. The guaranteed level of Fixed Annuity payments will be determined based upon (i) a Participant's Accumulation Account value on the Annuity Purchase Date, (ii) the applicable annuity purchase rate on the Annuity Purchase Date which will reflect the age of the Participant and (iii) the type of Fixed Annuity option elected.

PAYMENTS TO A BENEFICIARY FOLLOWING THE ANNUITANT'S DEATH

     If any annuity payment is payable to the beneficiary after the death of an annuitant on or after his/her Annuity Purchase Date but during a period certain, it shall be payable as each payment becomes due to the beneficiary. If the benefit is payable to more than one beneficiary, it shall be paid in equal shares to such beneficiaries, the survivors or survivor, unless the annuitant has elected otherwise. Upon the death of the last surviving beneficiary, MONY shall pay the commuted value of any remaining payments in a lump sum cash payment to the estate of such last surviving beneficiary in lieu of any further income payments.

     The annuitant's beneficiary may direct in writing to MONY that any income payable after the death of the annuitant or contingent annuitant be terminated and a single commuted value be paid to the beneficiary. The commuted values referred to above shall be based upon the value of the payments for the balance of the period certain determined as of the date MONY receives written notice of the beneficiary's election to receive the commuted value on the basis of the interest rate (compounded annually) inherent in the annuity purchase rate applied to provide the annuitant's Fixed Annuity.

                                 VOTING RIGHTS

     The assets held in the Subaccounts of Keynote will be invested in the corresponding series of Diversified Investors Portfolios or the Calvert Series. MONY is the legal holder of these interests and shares held in a Subaccount and as such has the right to vote to elect the governing Boards of Diversified Investors Portfolios and Acacia, to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund, and to vote upon any other matter that may be voted upon at a shareholders' meeting. To the extent required by law, MONY will vote at regular and special shareholder meetings in accordance with the instructions received from Contractholders, IRA Contractholders and NQDC Contractholders. The record date for any such vote shall be selected by the governing Boards of Diversified Investors Portfolios or the Calvert Series. MONY will furnish Contractholders, IRA Contractholders and NQDC Contractholders with the proper forms to enable them to give it these instructions.

     Each Contractholder, IRA Contractholder and NQDC Contractholder will have the equivalent of one vote per $100 of the dollar value of the Accumulation Accounts in a Contract held in each

Subaccount of Keynote, with fractional votes for amounts less than $100. These votes, represented as votes per $100 of Accumulation Account value in each Subaccount of Keynote, are converted into a proportionate number of votes in beneficial interests in a series of Diversified Investors Portfolios or shares of the Calvert Series. Interests held in each Subaccount for which no timely instructions from Contractholders, IRA Contractholders or NQDC Contractholders are received will be voted by MONY in the same proportion as those interests in that Subaccount for which instructions are received. Should applicable federal securities laws or regulations permit, MONY may elect to vote in its own right.

     A Participant will have the right to instruct the Contractholder, IRA Contractholder or NQDC Contractholder with respect to interests in the series of Diversified Investors Portfolios or the Calvert Series attributable to his/her portion of the Accumulation Account held in each Subaccount of Keynote. Each Participant under the Contract shall receive a statement of the amount attributable to his/her participation in each Subaccount of Keynote and stating his/her right to instruct the Contractholder as to how to vote such interest. MONY will provide voting instruction materials to the Contractholder, IRA Contractholder or NQDC Contractholder and to the Participants.

     The Contractholder, IRA Contractholder and NQDC Contractholder shall provide voting instructions to MONY with respect to interests attributable to the Accumulation Account values held in a Subaccount in accordance with instructions received by Participants. For interests for which no timely instructions from Participants are received, the Contractholder, IRA Contractholder or NQDC Contractholder will instruct MONY to vote these interests in the same proportion as those shares for which instructions from Participants are received.

     Matters on which the Contractholder, IRA Contractholder or NQDC Contractholder may give voting instructions include the following: (1) election of the governing Boards Diversified Investors Portfolios or Acacia; (2) ratification of the independent accountant of Diversified Investors Portfolios or the Calvert Series; (3) approval of any change in the Investment Advisory Agreement or any Subadvisory Agreement for a series of Diversified Investors Portfolios or the Calvert Series corresponding to the Contractholder's, IRA Contractholder's or NQDC Contractholder's selected Subaccount(s); (4) any change in the fundamental investment policies of a series of Diversified Investors Portfolios or the Calvert Series corresponding to the Contractholder's, IRA Contractholder's or NQDC Contractholder's selected Subaccount(s); and (5) any other matter requiring a vote of the shareholders of Diversified Investors Portfolios or the Calvert Series. With respect to approval of the Investment Advisory Agreements or Subadvisory Agreements or any change in a fundamental investment policy, Contractholders, IRA Contractholders and NQDC Contractholders participating in that Subaccount will vote separately on the matter pursuant to the requirements of Rule 18f-2 under the 1940 Act.

     MONY may, if required by state insurance officials, disregard voting instructions if those instructions would require voting to cause a change in the subclassification or investment objectives or policies of one or more of the series of Diversified Investors Portfolios or the Calvert Series, or to approve or disapprove an investment adviser or principal underwriter for one or more series of Diversified Investors Portfolios or the Calvert Series. In addition, MONY may disregard voting instructions that would require changes in the investment objectives or policies of any series of Diversified Investors Portfolios or the Calvert Series or in an investment adviser or principal underwriter for Diversified Investors Portfolios or the Calvert Series, if MONY reasonably disapproves those changes in accordance with applicable federal regulations. If MONY disregards voting instructions, it will advise Contractholders, IRA Contractholders, NQDC Contractholders and Participants of that action and its reasons for the action in the next semiannual report to Contractholders, IRA Contractholders, NQDC Contractholders and Participants.

                         DISTRIBUTION OF THE CONTRACTS

     MSC will act as the principal underwriter and the distributor of the Contracts pursuant to an underwriting agreement, on behalf of Keynote, with Diversified Investors Portfolios and the Calvert Series. MSC will perform all sales, marketing and administrative functions relative to the Contracts which participate in Keynote, with certain exceptions in connection with the use of other authorized broker-dealers. MSC is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers. The Contracts are sold by individuals who are registered representatives of MSC and who are also licensed as insurance agents for the Company. The Contracts may also be sold through registered representatives of other broker-dealers authorized by MSC and applicable law who may be insurance agents licensed by an insurance company other than MONY. Commissions and other expenses directly related to the sale of the Contracts will not exceed 8 percent of Purchase Payments. Additional expense allowance may be paid for other services not directly related to the sale of the Contracts. Such services include the training of personnel and the production of promotional literature.

                               FEDERAL TAX STATUS

     The ultimate effect of federal income taxes on Fixed Annuity payments and on the economic benefit to the Participant, annuitant, payee and beneficiary depends on the tax and employment status of the individual concerned.

     The discussion which follows on the treatment of MONY and of the Contracts under federal income tax law is general in nature, is based upon MONY's understanding of current federal income tax laws, and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax law or of the current interpretations by the Internal Revenue Service. No attempt is made to consider any applicable state or other tax laws. Each Contractholder, IRA Contractholder, NQDC Contractholders and Participant contemplating investment in the Contracts should consult a qualified tax adviser.


     Participants receiving large distributions (generally those in excess of $150,000 per year; or lump sum distributions in excess of $150,000) from qualified retirement Plans, including those funded through Section 401(a),
Section 408(IRA) and Section 403(b) Contracts, may be subject to a 15% excise tax on their distributions in excess of a specified amount.


TAX TREATMENT OF MONY

     MONY is taxed as a life insurance company under Part I, Subchapter L of the Code. Investment income from the assets of Keynote are reinvested and taken into account in determining the value of Keynote. Under existing federal income tax law, the investment income of Keynote, including realized capital gains, is substantially not taxed to MONY.

TAXATION OF DIVERSIFIED INVESTORS PORTFOLIOS

     Diversified Investors Portfolios is organized as a New York trust. None of its series are subject to any income or franchise tax in the State of New York. Each of its series, since it is taxed as a partnership, is not subject to federal income taxation. MONY, as an investor in a series of Diversified Investors Portfolios, will be taxable on its share (as determined in accordance with the governing instruments of Diversified Investors Portfolios) of such series' ordinary income and capital gain in determining its income tax liability. The determination of such share will be made in accordance with the Code and regulations promulgated thereunder. See "Tax Treatment of MONY" above.

SECTION 403(b) ANNUITIES

     Purchase Payments made under a Contract meeting the requirements of Section 403(b) of the Code afford certain federal income tax benefits to employees of state educational organizations, and organizations which are tax-exempt under
Section 501(c)(3) of the Code.

     The employer may make contributions to the Contract or the employer may agree with the Participant that in return for employer contributions to the Contract, the Participant will take a reduction in salary or give up a salary increase. The agreement may not be changed with respect to earnings of the Participant while the agreement is in effect. The Participant can only make one agreement with his/her employer during the year, but the Participant may terminate the agreement at any time with respect to amounts not yet earned. No federal income tax is payable by the Participant on increases in the value of his/her Accumulation Account until payments are received by the Participant.

     Purchase Payments meeting the requirements of Sections 402(g), 403(b) and 415 of the Code are not includable in the gross income of the Participant at the time they are made. Under Sec-tion 402(g) of the Code, Purchase Payments made under a reduction in salary or a give up in salary increase agreement ("elective deferrals") are excluded from a Participant's gross income to the extent of the lesser of $9,500 or the Participant's exclusion allowance. The $9,500 limit will be reduced on a dollar for dollar basis by employee pre-tax elective deferrals made by that individual under a Section 401(k) Plan, a simplified employee pension plan, or other tax deferred annuity. Under Section 403(b) of the Code, Purchase Payments made under a reduction in salary or a give up in salary agreement and/or contributed by the employer are excluded from a Participant's gross income to the extent of the applicable "exclusion allowance". The "exclusion allowance" is equal to 20% of a Participant's includable compensation (taxable earnings) for the tax year, multiplied by the number of years of employment, reduced by the total of Purchase Payments made in prior tax years.

     When Fixed Annuity payments commence, or if the Participant obtains a partial or full redemption of the Units credited to his/her Accumulation Account under the Contract, the amount received will be includable as ordinary income in the year received, except that such portion of any amount received as is deemed to represent a return of Purchase Payments originally included as gross income made by the Participant will not be taxed. Full redemptions do not qualify for special capital gains treatment nor 5-year income averaging applicable to qualified plan lump sum distributions. However if a Participant makes a full redemption after attaining age 59 1/2 or on account of a separation from service, he/she may delay including the distribution in income by making a rollover transfer, subject to requirements set by the Code, to an Individual Retirement Account or another Section 403(b) annuity. A partial redemption of at least 50% of the balance to the credit of a Participant on account of a separation from service may be rolled over to an Individual Retirement Account, subject to requirements set by the Code.

     If the Participant receives any amount under the Contract, the Participant must pay an additional tax of 10% of the amount of the distribution includable in gross income for the taxable year. This additional tax shall not apply to distributions which are (1) made after the date on which the Participant attains age 59 1/2, (2) made to a beneficiary on or after the death of the Participant,
(3) attributable to the Participant's becoming permanently disabled, (4) made after separation from service in a series of substantially equal periodic payments made for the life (or life expectancy) of the Participant or the joint lives (or joint life expectancies) of the Participant and his beneficiary, (5) made to a Participant after separation of service after attainment of age 55,
(6) made to a Participant for medical care (not to exceed the amount deductible by the employee), or (7) paid to alternate payees under a qualified domestic relations order.

     Restrictions on Withdrawals of Elective Contributions. Effective January 1, 1989 and thereafter, any funds in the Participant's account balance other than funds attributable to assets held at the close of the last year beginning before January 1, 1989 will be restricted from withdrawal except upon attainment of age 59 1/2, separation from service, death, disability or hardship (hardship withdrawals are to be limited to the amount of the Participant's own contributions exclusive of earnings). However, any funds in the Participant's account balance attributable to employer contributions, if any, and the earnings thereon will not be restricted unless specifically provided for by the employer's plan.

     In tax years beginning after 1988, Section 403(b) Plans (other than church plans) will be subject to nondiscrimination and coverage requirements, as well as special rules with respect to minimum distributions.

SECTION 401(a) PLANS

     An employer maintaining a pension or profit sharing Plan which satisfies the requirements of Section 401(a) of the Code may make contributions to the Contract which are generally currently deductible by the employer and are not currently taxed to the Participants. The Code prescribes various limitations on the maximum amount which may be contributed on behalf of any Participant. In addition, Participants may make after-tax contributions to the Contract if their
Section 401(a) Plan permits.

     When Fixed Annuity payments commence, or if the Participant obtains a partial redemption of the units credited to his/her Accumulation Account under the Contract, the amount received will be includable as ordinary income in the year received, except that such portion of any amount received as is deemed to represent a return of Participant after-tax Purchase Payments will not be taxed. Full redemptions may qualify for special capital gains treatment or 5-year or 10-year income averaging if the payment constitutes a "lump sum distribution," as that term is defined in the Code.

     The rules governing rollovers of distributions from a Section 401(a) Plan are parallel to those dealing with distributions from Section 403(b) annuities. In addition, the 10% penalty on premature distributions from Section 403(b) annuities is also applicable to Section 401(a) Plan distributions.

SECTION 408 (IRA) CONTRACTS

     An individual, participating under a Contract which satisfies the requirements of Section 408 of the Code, may make contributions to the Contract. The Code prescribes various limitations on the maximum amounts which may be contributed by or on behalf of the Participant and on the deductibility of the contributions for federal income tax purposes. No federal income tax is payable by the Participant on increases in the value of his/her Accumulation Account until payments are received by the Participant.

     When Fixed Annuity payments commence, or if the Participant obtains a partial redemption of the units credited to his/her Accumulation Account under the Contract, the amount received will be includable as ordinary income in the year received, except that such portion of any amount received which is deemed to represent a return of Participant nondeductible Purchase Payments will not be taxed. Full or partial redemptions do not qualify for special capital gains treatment nor 10-year income averaging applicable to certain qualified plan distributions.

     If the Participant receives any amount under the Contract prior to attainment of age 59 1/2, the Participant must pay an additional excise tax of 10% of the amount of the distribution includable in gross income for the taxable year. The additional tax shall not apply to distributions which are (1) made to a beneficiary on or after the death of the Participant, (2) attributable to the Participant's becoming permanently disabled or (3) made in a series of substantially equal periodic payments made for the life (or life expectancy) of the Participant or the joint lives (or joint life expectancies) of the Participant and his/her beneficiary. Any full or partial redemption will not be includable in ordinary income if the Participant rolls over the distribution within 60 days to another IRA.

MINIMUM DISTRIBUTION REQUIREMENTS

     If the actual distributions from a qualified retirement plan, eligible state or local government deferred compensation plan or an IRA are less than the minimum required to be distributed commencing by April 1 in the calendar year following the year the Participant attains age 70 1/2 (see "Annuity Purchase Date" on page 21) the difference is considered to be an excess accumulation and the IRS may impose a 50% excise tax on this excess amount.

SECTION 457 PLANS

     Section 457 of the Code allows employees of or independent contractors who furnish services to a state or local government to establish a deferred compensation plan allowing the deferral of certain limited amounts of compensation by way of salary reduction. State and local government includes a state, a political subdivision of a state, any agency or instrumentality of either of them, a tax-exempt rural electric cooperative or its tax-exempt affiliates. Contributions are based on a special definition of compensation and include any amounts contributed to a Section 403(b) tax sheltered annuity for determining the contribution limits. All amounts deferred, property bought with those amounts or income earned on those amounts remain the property of the employer and are subject to the claims of its general creditors. Distributions from a Section 457 plan are subject to Section 401(a)(9) of the Code in addition to the rules applicable under Section 457 of the Code and must begin no later than the April 1st of the calendar year following the year in which the participant attains age 70 1/2.


NON-QUALIFIED DEFERRED COMPENSATION CONTRACTS


     Taxed employers may establish a non-qualified deferred compensation arrangement funded by non-qualified deferred compensation contracts allowing the deferral of compensation through salary reduction. Such plans include, but are not limited to, excess benefit plans, plans maintained by an employer primarily for a select group of management or highly compensated employees, as well as rabbi and secular trusts. Taxed employers for these non-qualified deferred compensation plans include corporations, partnerships, S corporations and any of their affiliates or subsidiaries. Contributions are determined on the plan's definition of compensation. All amounts deferred by employees and any income earned thereon remain the property of the employer and are subject to the claims of its general creditors. In-service withdrawals from non-qualified deferred compensation plans may be permitted for reasons of hardship under certain conditions as specified in the plans. Distributions from these plans are permitted when the Participant terminates employment, becomes permanently disabled, retires, dies or as otherwise specified in the plan. As a general rule, the Participant is subject to taxation upon receipt of the funds, and there is usually no tax consequences to the employer, i.e., no deduction is available for an employee's salary reduction agreement until paid out.

     Such non-qualified deferred compensation arrangements for taxable employers may be funded by either a Keynote Contract alone or by a Keynote Contract in combination with a Fixed Annuity Contract.

INCOME TAX WITHHOLDING

     Unless the Participant or payee elects to have no withholding, the taxable portion of distributions under a Contract will be subject to income tax withholding under federal and certain state laws. MONY will notify recipients of taxable distributions under a Contract of their right to elect not to have withholding apply.

     For NQDC Contracts, no withholding is made and no election is needed.

     Effective January 1, 1992, distributions from qualified retirement plans and Section 403(b) Contracts, other than individual retirement arrangements ("IRAs"), generally will be subject to mandatory federal income tax withholding unless they either are:

          1. Part of a series of substantially equal periodic payments (at least annually) for the participant's life or life expectancy, the joint lives or life expectancies of the participant and his/her beneficiary, or a period certain of not less than 10 years, or

          2. Required by the Code upon the participant's attainment of age 70 1/2 or death.

     Such withholding will apply even if the distribution is rolled over into another qualified plan including an IRA. The withholding can be avoided if the participant's interest is directly transferred by the old plan to another eligible qualified plan including an IRA. A direct transfer to the new plan can be made only in accordance with the terms of the old plan. If withholding is not avoided, the amount withheld may be subject to income tax and penalties.

     Pursuant to Revenue Ruling 90-24 of the Code, an exchange of a Section 403(b) annuity contract for another Section 403(b) annuity contract may qualify as a tax-free exchange.

                                PERFORMANCE DATA

     From time to time the performance of one or more of the Subaccounts may be advertised. The performance data contained in these advertisements is based upon historical earnings and is not indicative of future performance. The data for each Subaccount reflects the results of the corresponding series of Diversified Investors Portfolios or the Calvert Series and recurring charges and deductions borne by or imposed on the Subaccount and on the corresponding series of the Diversified Investors Portfolios or the Calvert Series. Set forth below for each Subaccount is the manner in which the data contained in such advertisements will be calculated.

     Money Market Subaccount. The performance data for this Subaccount will reflect the "yield", "effective yield" and "total return". The "yield" of the Subaccount refers to the income generated by an investment in the Subaccount over the seven day period stated in the advertisement. This income is "annualized", that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The total return is calculated as shown below.

     Intermediate Government Bond, Government/Corporate Bond, Balanced, Equity Income, Equity Growth and Calvert Series Subaccounts. The performance data for these Subaccounts will reflect the "yield" and "total return". The "yield" of each of these Subaccounts refers to the income generated by an investment in that Subaccount over the 30 day period stated in the advertisement and is the result of dividing that income by the value of the Subaccount. The value of each Subaccount is the average daily number of Units outstanding multiplied by the Unit Value on the last day of the period. The "yield" reflects deductions for all charges, expenses, and fees of both the Series and the Subaccount Variable. "average annual total return" for each of these Subaccounts and the Money Market Subaccount refers to the return a Contractholder would receive during the period indicated if a $1,000 Purchase Payment was made the indicated number of years ago. It reflects historical investment results less charges and deductions of both the Series and the Subaccount, with the distribution being made in cash rather than in the form of one of the settlement options, at the close of the period for which the "annualized total return" data is given.

     Total return is historical in nature and is not intended to indicate future performance. Total return will be quoted for the most recent one-year period, and the average annual total return will be quoted for the most recent five- and ten-year periods, or the period from the commencement of the public offering of the Contracts, if shorter. Actual total return quotations may also be advertised for other specified periods, such as calendar years and calendar quarters. Cumulative total return for periods of more than one year may also be quoted. These figures will be accompanied by the standard, average annual total return quotations.

     From time to time, any series of Diversified Investors Portfolios or the Calvert Series may provide information concerning general economic conditions and supply comparative performance data and rankings, with respect to comparable investments for the same period, for unmanaged market indices such as the Dow Jones Industrial Average and the Standard and Poor's 500, and from recognized independent sources such as Donoghue's Money Fund Report, Bank Rate Monitor, Money, Forbes, Barron's, Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Frank Russell Universe Data, Wiesenberger Investment Companies Service, Mutual Fund Values, Mutual Fund Forecaster, VARDS and Morningstar.

     In addition, reference may be made in advertisements to various indices including, without limitation, the Standard & Poor's 500 Stock Index, Salomon Brothers Broad Investment Grade Index and Lehman Brothers Government/Corporate Bond Index, and Russell Price Driven Index, in order to provide the reader a basis of comparison for performance.

                        DIVERSIFIED INVESTORS PORTFOLIOS


     Six Subaccounts of Keynote invest exclusively in corresponding series of Diversified Investors Portfolios. Diversified Investors Portfolios is a trust organized on September 1, 1993 under the laws of the State of New York and is registered under the 1940 Act as an open-end, diversified management investment company. The investment objectives of the series of Diversified Investors Portfolios currently available under the Contracts through such Subaccounts are as follows:

     Money Market Series: To provide liquidity and as high a level of income as is consistent with the preservation of capital, through investment in domestic and foreign U.S. dollar-denominated money market obligations with maturities of 397 days or less. An investor's interest in the Money Market Series is neither insured nor guaranteed by the U.S. Government.

     Intermediate Government Bond Series: To provide as high a level of current income as is consistent with preservation of capital, through investment in U.S. Government and U.S. Government agency and instrumentality securities with short and intermediate maturities, and high quality short-term obligations.

     Government/Corporate Bond Series: To achieve the maximum total return through investment in investment grade debt securities, U.S. Government and U.S. Government agency and instrumentality securities, collateralized mortgage obligations guaranteed by these agencies or instrumentalities and high quality short-term obligations.

     Balanced Series: To provide a high total return consistent with a broad diversified mix of stocks, bonds and money market instruments.

     Equity Income Series: To provide a high level of current income through investment in a diversified portfolio of common stocks with relatively high current yields; capital appreciation is a secondary objective.

     Equity Growth Series: To provide a high level of capital appreciation through investment in a diversified portfolio of common stocks with potential for above-average growth in earnings; current income is a secondary objective.

     There can, of course, be no assurance that any series of Diversified Investors Portfolios will achieve its investment objectives.


                             CORE/FEEDER STRUCTURE



     Each Subaccount which invests in Diversified Investors Portfolios does so through a two tier, core/feeder fund structure in which each Subaccount invests in a corresponding series of Diversified Investors Portfolios.


     In addition to selling beneficial interests to such Subaccounts, Diversified Investors Portfolios may sell beneficial interests of its series to other insurance company separate accounts, mutual funds, collective investment vehicles or institutional investors. Such investors will invest in a series of Diversified Investors Portfolios on the same terms and conditions as the applicable Subaccount and will pay a proportionate share of the Series' expenses. However, the other investors investing in such series are not required to sell their shares at the same public offering price as the Subaccount due to variations in sales commissions and other operating expenses. Therefore, Contractholders should be aware that these differences may result in differences in returns experienced by investors in the different entities that invest in each series of Diversified Investors Portfolios.

     Smaller entities investing in a series of Diversified Investors Portfolios may be materially affected by the actions of larger entities investing in that series. For example, if a large fund withdraws from a series of Diversified Investors Portfolios, the remaining investors may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the affected series may become less diverse, resulting in increased portfolio risk. (However, this possibility also exists for any type of collective investment vehicle which has institutional or other large investors.) Also, investors with a greater pro rata ownership in a series of Diversified Investors Portfolios could have effective voting control of the operations of that series. Whenever a Subaccount is requested to vote on matters pertaining to a series of the Diversified Investors Portfolios (other than a vote to continue a series upon the withdrawal of an investor in the series), MONY, as the legal owner of all assets in the Subaccount, shall vote in accordance with the procedures set forth under "Voting Rights" at page 23, including, to the extent required by law, procedures through which MONY shall receive instructions with respect to such vote from Contractholders and/or Participants. Certain changes in the investment objectives, policies or restrictions of a series of Diversified Investors Portfolios may require that MONY withdraw a Subaccount's interest in that series. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the series). If securities are distributed, the Subaccount could incur brokerage or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Subaccount. Notwithstanding the above, there are other ways for Diversified Investors Portfolios to meet redemption requests from its investors, such as temporary borrowings.

                       INVESTMENT OBJECTIVES AND POLICIES

     Each of the Subaccounts described above seeks to achieve its investment objective by investing all of its assets in a corresponding series of Diversified Investors Portfolios, which is a diversified, open-end management investment company. The investment objective of each series of Diversified Investors Portfolios may be changed without the approval of the investors in that series, but not without written notice thereof to its investors (including a Subaccount) 30 days prior to implementing the change. MONY may withdraw the investment of a Subaccount from its corresponding series of Diversified Investors Portfolios on any Portfolio Business Day (see page 46). Upon any such withdrawal, MONY would consider what action might be taken, including the investment of all the assets of the Subaccount in another pooled investment entity having the same investment objective.

     Each series of Diversified Investors Portfolios has a different investment objective which it pursues through the investment policies described below. Since each series of Diversified Investors Portfolios has a different investment objective, each can be expected to have different investment results and be subject to different market and financial risks. See "Investment Techniques and Restrictions" herein and in the Statement of Additional Information for a description of the fundamental policies of each series of Diversified Investors Portfolios that cannot be changed without approval by the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of such series. Except as stated otherwise, all investment guidelines, policies and restrictions of each series described herein and in the Statement of Additional Information are non-fundamental.

     Each series of Diversified Investors Portfolios has a different portfolio turnover rate which is the percentage computed by dividing the lesser of portfolio purchases or sales by the average value of the series in each case excluding securities with maturities at the time of acquisition of one year or less. Brokerage expenses can be expected to be higher as a result of higher portfolio turnover rates. The rate of portfolio turnover is not a limiting factor when it is deemed appropriate to purchase or sell securities of a series.

     With respect to each series of Diversified Investors Portfolios, Diversified has contracted for certain investment advisory services with one or more subadvisers. Diversified and the subadviser(s) for a particular series of Diversified Investors Portfolios are referred to herein collectively as the "Advisers". There can be no guarantee that the investment objective of any of the series of Diversified Investors Portfolios will be met. The following sections describe the investment objective and policies of each series of Diversified Investors Portfolio currently available under the Contracts through Subaccounts.

     MONEY MARKET SERIES. The investment objective of the Money Market Series is to provide liquidity and as high a level of current income as is consistent with the preservation of capital. The Money Market Series invests in high quality short-term money market instruments. Securities in which the Money Market Series invests may not earn as high a level of current income as long-term or lower quality securities which generally have less liquidity, greater market risk and more fluctuation in market value.

     To achieve its investment objective, the Money Market Series invests in U.S. dollar-denominated short-term money market obligations, including securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks and domestic branches and subsidiaries of foreign banks, and high quality commercial paper and other short-term corporate obligations, including those with floating or variable rates of interest. In addition, the Money Market Series may lend its portfolio securities, enter into repurchase agreements and reverse repurchase agreements, and invest in securities issued by foreign banks and corporations outside the United States. The Money Market Series reserves the right to concentrate 25% or more of its total assets in obligations of banks.

     In accordance with Rule 2a-7 under the 1940 Act, the Money Market Series will maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less and invest only in U.S. dollar-denominated securities determined in accordance with procedures established by the Board of Trustees of Diversified Investors Portfolios (the "Board of Trustees") to present minimal credit risks and which are rated in one of the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations (an "NRSRO") (or one NRSRO if the instrument was rated by only one such organization) or, if unrated, are of comparable quality as determined in accordance with procedures established by the Board of Trustees (collectively, "Eligible Securities").

     Eligible Securities include "First Tier Securities" and "Second Tier Securities." First Tier Securities include those that possess a rating in the highest category in the case of a single-rated security or at least two ratings in the highest rating category in the case of multiple-rated securities or, if the securities do not possess a rating, are determined to be of comparable quality by the Advisers pursuant to the guidelines adopted by the Board of Trustees. All other Eligible Securities are Second Tier Securities. The Money Market Series will invest at least 95% of its total assets in First Tier Securities.


     The NRSROs currently rating instruments of the type the Money Market Series may purchase are Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc., Fitch Investors Service, Inc., IBCA Limited, IBCA Inc. and Thomson BankWatch, Inc., and their rating criteria are described in the Appendix to the Statement of Additional Information. The Statement of Additional Information contains further information concerning the rating criteria and other requirements governing the Money Market Series' investments, including information relating to the treatment of securities subject to a tender or demand feature and securities deemed to possess a rating based on comparable rated securities of the same issuer.


     In addition, the Money Market Series will not invest more than 5% of its total assets in the securities (including the securities collateralizing a repurchase agreement) of, or subject to puts (including letters of credit, guaranties or other credit support) issued by, a single issuer, except that (i) the Money Market Series may invest more than 5% of its total assets in a single issuer for a period of up to three business days in certain limited circumstances, (ii) the Money Market Series may invest in obligations issued or guaranteed by the U.S. Government without any such limitation, and (iii) the limitation with respect to puts does not apply to unconditional puts if no more than 10% of the Money Market Series' total assets is invested in securities issued or guaranteed by the issuer of the unconditional put. Investments in Second Tier Securities will be limited to 5% of the Money Market Series' total assets, with the investment in any one such issuer being limited to no more than the greater of 1% of the Money Market Series' total assets or $1,000,000. As to each security, these percentages are measured at the time the Money Market Series purchases the security.

     The Money Market Series seeks to achieve its investment objective through investments in the following types of U.S. dollar-denominated money market instruments.

     BANK OBLIGATIONS. The Money Market Series may invest in U.S. dollar-denominated certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by banks. Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Such instruments include Yankee Certificates of Deposit, which are certificates of deposit denominated in U.S. dollars and issued in the United States by the domestic branch of a foreign bank. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Money Market Series are not insured by the Federal Deposit Insurance Corporation or any other agency of the U.S. Government. The Money Market Series will not invest more than

     10% of the value of its net assets in time deposits maturing in longer than seven days and other instruments which are illiquid or not readily marketable. The Money Market Series may also invest in certificates of deposit and time deposits issued by foreign banks outside the United States.

     The Money Market Series may also invest in bankers' acceptances and other short-term obligations. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations which have either fixed, floating or variable interest rates.

     To the extent the Money Market Series' investments are concentrated in the banking industry, the Money Market Series will have correspondingly greater exposure to the risk factors which are characteristic of such investments. Sustained increases in interest rates can adversely affect the availability or liquidity and cost of capital funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. In addition, the value of and the investment return on investments in the Money Market Series could be affected by economic or regulatory developments in or related to the banking industry, which industry also is subject to the effects of the concentration of loan portfolios in leveraged transactions and in particular businesses, and competition within the banking industry, as well as with other types of financial institutions. The Money Market Series, however, will seek to minimize its exposure to such risks by investing only in debt securities which are determined to be of high quality.

     U.S. GOVERNMENT AND AGENCY SECURITIES. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. The Money Market Series will invest in such securities only when the Advisers are satisfied that the credit risk with respect to the issuer is minimal. The Money Market Series itself, and its share price and yield, are not guaranteed by the U.S. Government. For additional information on U.S. Government securities, see "Diversified Investors Portfolios" in the Statement of Additional Information.

     COMMERCIAL PAPER. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Money Market Series will consist only of U.S. dollar-denominated direct obligations issued by domestic and foreign entities. The other corporate obligations in which the Money Market Series may invest consist of high quality, U.S. dollar-denominated short-term bonds and notes issued by domestic corporations.

     The Money Market Series may invest in commercial paper issued by major corporations in reliance on the exemption from registration afforded by
     Section 3(a)(3) of the Securities Act of 1933, as amended (the "1933 Act"). Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited.

     UNSECURED PROMISSORY NOTES. The Money Market Series also may purchase unsecured promissory notes ("Notes") which are not readily marketable and have not been registered under the

     1933 Act, provided such investments are consistent with the Money Market Series' investment objective. The Notes purchased by the Money Market Series will have remaining maturities of 13 months or less and will be deemed by the Board of Trustees of Diversified Investors Portfolios, or by the Advisers on its behalf, to present minimal credit risks and will meet the quality criteria set forth above. The Money Market Series will invest no more than 10% of its net assets in such Notes and in other securities that are not readily marketable (which securities would include floating and variable rate demand obligations as to which the Money Market Series cannot exercise the demand feature described in the Statement of Additional Information and as to which there is no secondary market).

     RESTRICTED SECURITIES. The Money Market Series may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be illiquid and, thus, the Money Market Series may not purchase them to the extent that more than 10% of the value of its net assets would be invested in illiquid securities. However, if a substantial market of qualified institutional buyers develops pursuant to Rule 144A under the 1933 Act for such securities held by the Money Market Series, the Money Market Series intends to treat such securities as liquid securities in accordance with procedures approved by the Board of Trustees of Diversified Investors Portfolios. To the extent that for a period of time, qualified institutional buyers cease purchasing such restricted securities pursuant to Rule 144A, the Money Market Series' investing in such securities may have the effect of increasing the level of illiquidity in the Money Market Series during such period.

     REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS. Repurchase agreements involve the acquisition by the Money Market Series of an underlying debt instrument subject to an obligation of the seller to repurchase, and the Money Market Series to resell, the instrument at a fixed price, usually not more than one week after its purchase. The Money Market Series or a sub-custodian will have custody of securities acquired by the Money Market Series under a repurchase agreement.

     Repurchase agreements may be entered into for the Series with sellers which are usually member banks of the Federal Reserve System or member firms of the New York Stock Exchange (or a subsidiary thereof). Such transactions afford an opportunity for the Series to earn a return on available cash with minimal market risk. Certain costs may be incurred by the Money Market Series in connection with the sale of the securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, realization on the securities by the Money Market Series may be delayed or limited. The Money Market Series will consider on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements. Repurchase agreements are considered collateralized loans under the 1940 Act.

     The Money Market Series may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage. One means of borrowing is by agreeing to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). At the time the Money Market Series enters into a reverse repurchase agreement it will place in a segregated custodial account cash, U.S. Government securities or high-grade debt obligations having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Money Market Series may decline below the repurchase price of those securities.

     FOREIGN SECURITIES. The Money Market Series may invest in U.S. dollar-denominated foreign securities issued outside the United States, such as obligations of foreign branches and subsidiaries of domestic banks and foreign banks, including Eurodollar certificates of deposit, Eurodollar time deposits and Canadian time deposits, commercial paper of Canadian and other foreign issuers, and U.S. dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their agencies or instrumentalities. Foreign securities may represent a greater degree of risk than do securities of domestic issuers due to possible exchange rate fluctuations, possible exchange controls, less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions (including possible withholding taxes), changes in governmental administration or economic or monetary policy (in the United States or abroad), war or expropriation. For a complete description of foreign securities the Money Market Series may purchase, see "Diversified Investors Portfolios -- Investment Policies" in the Statement of Additional Information.

     CERTAIN OTHER OBLIGATIONS. In order to allow for investments in new instruments that may be created in the future, upon MONY supplementing this Prospectus, the Money Market Series may invest in obligations other than those listed previously, provided such investments are consistent with the investment objective, policies and restrictions of the Money Market Series.

     The Statement of Additional Information includes a discussion of additional investment techniques such as zero coupon obligations, variable rate and floating rate securities, participation interests, guaranteed investment contracts and when-issued and forward commitment securities. The Statement of Additional Information also includes a discussion of non-fundamental investment policies, as well as a listing of specific investment restrictions which constitute fundamental policies of the Money Market Series and which cannot be changed without the approval of the holders of a "majority of the outstanding voting securities" (as defined in the 1940
     Act) of the Money Market Series. See "Diversified Investors
     Portfolios -- Investment Restrictions" in the Statement of Additional Information.

     INTERMEDIATE GOVERNMENT BOND SERIES. The investment objective of the Intermediate Government Bond Series is to provide as high a level of current income as is consistent with the preservation of capital. The yield of the Intermediate Government Bond Fund Series normally is expected to be higher than a money market fund but lower than a longer-term or lower quality bond fund. The Intermediate Government Bond Series pursues its investment objective by investing in U.S. Government obligations and high quality short-term obligations (including repurchase agreements and reverse repurchase agreements).

     The Advisers attempt to maintain the Intermediate Government Bond Series' "duration" between one and five years, which means that the Intermediate Government Bond Fund Series' overall sensitivity to interest rates should be similar to that of bonds and notes with remaining average maturities from one to five years. The Intermediate Government Bond Series' dollar-weighted average maturity (or dollar-weighted average life in the case of mortgage-backed securities) may be longer than four years from time to time, but will not exceed ten years under normal conditions. The Intermediate Government Bond Series may hold individual securities with remaining maturities of up to thirty years.

     Since the value of fixed income securities generally fluctuates inversely with changes in interest rates, the duration of the Intermediate Government Bond Series will vary to reflect the Advisers' assessments of prospective changes in interest rates. The Advisers' strategy will be to adjust the duration of the Intermediate Government Bond Fund Series so that the Intermediate Government Bond Series may benefit from relative price appreciation when interest rates decline and may protect capital value when interest rates rise. The success of this strategy will depend on the Advisers' ability to manage the Intermediate Government Bond Fund Series through changes in interest rates, and there is a risk that the value of the securities held by the Intermediate Government Bond Series will decline.

     The following is a discussion of the various investments of and techniques employed by the Intermediate Government Bond Series. Additional information about the investment policies of the Intermediate Government Bond Series appears under "Diversified Investors Portfolios" in the Statement of Additional Information.

     U.S. GOVERNMENT AND AGENCY SECURITIES. The Intermediate Government Bond Series may invest in U.S. Government securities. See "U.S. Government and Agency Securities" above under Money Market Series.

     The Intermediate Government Bond Series may invest a portion of its assets in short-term U.S. Government securities with remaining maturities of one year or less and repurchase agreements relating thereto. When the Advisers believe market conditions warrant a temporary defensive position, the Intermediate Government Bond Series may invest up to 100% of its assets in these instruments.

     SHORT-TERM INSTRUMENTS. Cash, commercial paper, short-term obligations, repurchase agreements or other forms of debt securities may be held to provide a reserve for future purchases of securities during periods of unusual market conditions or in order to reduce volatility, or as a temporary defensive measure when the Advisers determine securities markets to be overvalued. The Intermediate Government Bond Series limits its short-term investments to those U.S. dollar-denominated instruments which are determined by or on behalf of the Board of Trustees to present minimal credit risks and which are of "high quality" as determined by a major rating service or, in the case of instruments which are not rated, are of comparable quality pursuant to procedures established by the Board of Trustees. Investments in high quality short-term instruments may, in many circumstances, result in a lower yield than would be available from investments in instruments with a lower quality or longer term.

     REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS. Repurchase agreements and reverse repurchase agreements may be entered into for the Intermediate Government Bond Series. See "Repurchase Agreements and Reverse Repurchase Agreements" under Money Market Series.

     The Intermediate Government Bond Series may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage.

     RESTRICTED SECURITIES. The Intermediate Government Bond Series may not invest more than 15% of its net assets in securities that are subject to legal or contractual restrictions on resale unless a dealer or institutional trading market in such securities exists, in which case such restricted securities would be considered exempt from such 15% limit. Under the supervision of the Board of Trustees, the Advisers determine the liquidity of restricted securities and, through reports from the Advisers, the Board of Trustees will monitor trading activity in restricted securities. Because Rule 144A is relatively new, it is not possible to predict how these markets will develop. If institutional trading in restricted securities were to decline, the liquidity of the Intermediate Government Bond Series could be adversely affected. See "Restricted Securities" above under Money Market Series.

     OPTIONS AND FUTURES CONTRACTS. The Intermediate Government Bond Series may buy and sell options and futures contracts to manage its exposure to changing interest rates and securities prices. Some options and futures strategies, including selling futures, buying puts, and writing calls, hedge the Intermediate Government Bond Series' investments against price fluctuations. Other strategies, including buying futures, writing puts and buying calls, tend to increase market exposure. The Intermediate Government Bond Series may invest in options (including over-the-counter options) and futures contracts based on any type of security or index related to its investments.

     Options and futures can be volatile investments, and involve certain risks. If the Advisers apply a hedge at an inappropriate time or judge interest rates incorrectly, options and futures strategies may lower the Intermediate Government Bond Series' return. The costs of hedging are not reflected in the Intermediate Government Bond Series' yield but are reflected in the Intermediate Government Bond Series' total return. The Intermediate Government Bond Series' could also experience losses if its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market.

     The Intermediate Government Bond Series currently does not intend to engage in the writing of options, except for the purpose of terminating an existing position or under the limited circumstances described under "Diversified Investors Portfolios" in the Statement of Additional Information. Nevertheless, the Intermediate Government Bond Series has the authority to write options and may do so in the future if the Advisers determine that such transactions are in the best interests of the Intermediate Government Bond Series.

     DELAYED DELIVERY TRANSACTIONS. In order to help ensure the availability of suitable securities for the Intermediate Government Bond Series, the Advisers may purchase securities for the Interme-diate Government Bond Series on a "when-issued" or on a "forward delivery" basis, which means that the obligations would be delivered to the Intermediate Government Bond Series at a future date beyond customary settlement time. Under normal circumstances, the Intermediate Government Bond Series would take delivery of such securities. In general, the Intermediate Government Bond Series would not pay for the securities until they are received, and would not start earning interest on the obligations until the contractual settlement date. While awaiting delivery of the obligations purchased on such basis, the Intermediate Government Bond Series would establish a segregated account consisting of cash, cash equivalents or high grade liquid debt securities equal to the amount of its commitments to purchase "when-issued" securities. An increase in the percentage of the Intermediate Government Bond Series' assets committed to the purchase of securities on a "when-issued" basis may increase the volatility of its net asset value.

     OTHER INVESTMENTS AND INVESTMENT TECHNIQUES. The Intermediate Government Bond Series may also utilize the following investments and investment techniques and practices: investments in foreign securities, options on futures contracts, foreign currency exchange transactions, options on foreign currencies. The Intermediate Government Bond Series does not intend to utilize any of these investment practices to the extent of more than 5% of its assets. See "Diversified Investors Portfolios" in the Statement of Additional Information for further information.

     GOVERNMENT/CORPORATE BOND SERIES. The investment objective of the Government/Corporate Bond Series is to achieve the maximum total return. The Government/Corporate Bond Series' yield normally is expected to be higher than a money market fund but lower than a longer-term or lower quality bond fund. The Government/Corporate Bond Series pursues its investment objective by investing in investment grade debt securities, U.S. Government obligations, including U.S. Government agency and instrumentality obligations and collateralized mortgage obligations guaranteed by these agencies and high quality short-term obligations (including repurchase agreements and reverse repurchase agreements). At least 65% of the Series' assets is invested in U.S. Government securities, corporate bonds and short-term instruments.

     The Advisers attempt to maintain the Government/Corporate Bond Series' "duration" between three and ten years, which means that the Government/Corporate Bond Series' overall sensitivity to interest rates should be slightly more then that of bonds and notes with remaining average maturities from three to fifteen years. The Government/Corporate Bond Government/Corporate Bond Series' dollar-weighted average maturity (or dollar-weighted average life in the case of mortgage-backed securities) may be longer than fifteen years from time to time, but will not exceed thirty years under normal conditions.

     Since the value of fixed income securities generally fluctuates inversely with changes in interest rates, the duration of the Government/Corporate Bond Series will vary to reflect the Advisers' assessments of prospective changes in interest rates. The Advisers' strategy will be to adjust the duration of the Government/Corporate Bond Series so that the Government/Corporate Bond Series may benefit from relative price appreciation when interest rates decline and may protect capital value when interest rates rise. The success of this strategy will depend on the Advisers' ability to manage the Government/Corporate Bond Series through changes in interest rates, and there is a risk that the value of the securities held by the Government/Corporate Bond Series will decline.

     The following is a discussion of the various investments of and techniques employed by the Government/Corporate Bond Series. Additional information about the investment policies of the Government/Corporate Bond Series appears under "Diversified Investors Portfolios" in the Statement of Additional Information.

     U.S. GOVERNMENT AND AGENCY SECURITIES. The Government/Corporate Bond Series may invest in U.S. Government securities. See "U.S. Government and Agency Securities" above under Money Market Series.

     The Government/Corporate Bond Series may invest a portion of its assets in short-term U.S. Government securities with remaining maturities of one year or less and repurchase agreements relating thereto. When the Advisers believe market conditions warrant a temporary defensive position, the Government/Corporate Bond Series may invest up to 100% of its assets in these instruments.

     CORPORATE BONDS. The Government/Corporate Bond Series may purchase debt securities of United States corporations only if they carry a rating of at least Baa from Moody's or BBB from S&P or which, if not rated by these rating agencies, are judged by the Advisers to be of comparable quality. Securities rated Baa by Moody's or BBB by S&P may have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher grade securities. See the Appendix to the Statement of Additional Information for an explanation of these ratings.

     FOREIGN SECURITIES. The Government/Corporate Bond Series may invest in securities of foreign issuers. The Government/Corporate Bond Series' investments in unlisted foreign securities are subject to the overall restrictions applicable to investments in illiquid securities. Foreign securities may represent a greater degree of risk than do securities of domestic issuers due to possible exchange rate fluctuations, possible exchange controls, less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions (including possible withholding taxes), changes in governmental administration or economic or monetary policy (in the United States or abroad), war or expropriation. Forward foreign currency exchange contracts may also be entered into for the purchase or sale of foreign currency solely for hedging purposes against adverse rate changes. A currency exchange contract allows a definite price in dollars to be fixed for foreign securities that have been purchased or sold (but not settled) for the Government/Corporate Bond Series. Entering into such exchange contracts may result in the loss of all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. In addition, entering into such contracts means incurring certain transaction costs and bearing the risks of incurring losses if rates do not move in the direction anticipated.

     SHORT-TERM INSTRUMENTS. Cash, commercial paper, short-term obligations, repurchase agreements, bank certificates of deposit or other forms of debt securities may be held to provide a reserve for future purchases of securities, during periods of unusual market conditions or in order to reduce volatility, or as a temporary defensive measure when the Advisers determine securities markets to be overvalued. See "Short-Term Instruments" above under Intermediate Government Bond Series.

     REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS. The Government/Corporate Bond Series may enter into repurchase agreements and reverse repurchase agreements. See "Repurchase Agreements and Reverse Repurchase Agreements" above under Money Market Series. The
     Government/Corporate Bond Series may borrow Funds for temporary or emergency purposes, such as meeting larger then anticipated redemption requests, and not for leverage.

     RESTRICTED SECURITIES. The Government/Corporate Bond Series may not invest more than 15% of its net assets in securities that are subject to legal or contractual restrictions on resale. See "Restricted Securities" above under Money Market Series.

     OPTIONS AND FUTURES CONTRACTS. The Government/Corporate Bond Series may buy and sell options and futures contracts to manage its exposure to changing interest rates and securities prices. See "Options and Futures Contracts" above under Intermediate Government Bond Series.

     The Government/Corporate Bond Series currently does not intend to engage in the writing of options, except for the purpose of terminating an existing position or under the limited circumstances described in the Statement of Additional Information. Nevertheless, the Government/Corporate Bond Series has the authority to write options and may do so in the future if the Advisers determine that such transactions are in the best interests of the Government/Corporate Bond Series.

     DELAYED DELIVERY TRANSACTIONS. In order to help ensure the availability of suitable securities for the Government/Corporate Bond Series, the Advisers may purchase securities for the Government/Corporate Bond Series on a "when-issued" or on a "forward delivery" basis, which means that the Securities would be delivered to the Government/Corporate Bond Series at a future date beyond customary settlement times. See "Delayed Delivery Transactions" above under Intermediate Government Bond Series.

     OTHER INVESTMENTS AND INVESTMENT TECHNIQUES. The Government/Corporate Bond Series may also utilize the following investments and investment techniques and practices: options on futures contracts and options on foreign currencies. The Government/Corporate Bond Series does not intend to utilize any of these investments or techniques to the extent of more than 5% of its assets. See the Statement of Additional Information for further information.

     BALANCED SERIES. The investment objective of the Balanced Series is to provide a high total investment return consistent with a broad diversified mix of stocks, bonds and money market instruments. The Balanced Series pursues its investment objective by investing in a managed mix of common stocks (and/or equivalents including American Depository Receipts), preferred stocks, debt securities of U.S. domiciled corporations, U.S. government securities, commercial paper of U.S. corporations, and bank obligations. The Advisers will determine the proportions of each type of investment to achieve an asset mix they believe appropriate for an investor who desires diversification of investment. The Balanced Series will vary the proportion of each type of asset purchased according to the Advisers' interpretations of changes in economic conditions and the sensitivity of each type of investment to those changes. The Advisers seek to shift emphasis among stocks, bonds and short-term instruments to maximize participation in positive markets and preservation of capital in negative markets and otherwise in response to market conditions.

     The Balanced Series policy is to invest its assets in a broad list of equity and fixed income securities, such as common stocks, preferred stocks and bonds, including short-term obligations. The list may be diversified not only by companies and industries, but also by type of security. Some fixed income securities may also have a right to purchase common stock by means of a conversion privilege or attached warrants. The Balanced Series may vary the percentage of assets invested in any one type of security in accordance with the Advisers' interpretation of economic and market conditions, fiscal and monetary policy, and underlying securities values. However, at least 25% of the total assets of the Balanced Series are always invested in fixed income senior securities including debt securities and preferred stock. In selecting common stocks, emphasis is placed on investing in established companies with market capitalizations of $100,000,000 or more and seasoned management teams. Most of the Balanced Series' non-convertible long-term debt investments consist of "investment grade" securities (rated Baa or better by Moody's or BBB or better by S&P), although unrated debt securities may be purchased and held if they are judged by the Advisers to be of equivalent quality. Securities rated Baa by Moody's or BBB by S&P may have speculative characteristics. Changes in economic conditions or other circumstances may weaken more severely the capacity of issuers of Baa or BBB securities to make principal and interest payments than in the case for issuers of higher grade bonds. Less than 5% of the Balanced Series investments consist of securities rated Baa by Moody's or BBB by S&P. For a description of these ratings, see the Appendix to the Statement of Additional Information.

     The Balanced Series may invest a portion of its assets in short-term U.S. Government securities with remaining maturities of one year or less and repurchase agreements relating thereto. When the Advisers believe market conditions warrant a temporary defensive position, the Balanced Series may invest up to 100% of its assets in these instruments or other money market instruments.

     EQUITY INCOME SERIES. The investment objective of the Equity Income Series is to provide a high level of current income through investment in a diversified portfolio of common stocks with relatively high current yields; capital appreciation is a secondary objective. The Equity Income Series seeks to achieve its investment objective by investing primarily in a diversified portfolio of stocks of companies which, in the opinion of the Advisers, are fundamentally sound financially and which pay relatively high dividends on a consistent basis. The Advisers attempt to manage the Equity Income Series so that it will out-perform other equity income funds in negative markets. As a result of this objective, the Equity Income Series may underperform relative to other equity income funds in positive markets. The Equity Income Series invests primarily in common stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, in stocks that are traded over-the-counter. The Equity Income Series also invests in bonds and short-term obligations as well as securities convertible into common stocks, preferred stocks, debt securities and short-term obligations. The Equity Income Series allocates its investments among different industries and companies, and changes its portfolio securities for investment considerations and not for trading purposes.

     The Equity Income Series' policy is to invest in a broad list of equity and fixed income securities, including short-term obligations. The list may be diversified not only by companies and industries, but also by type of security. Some fixed income securities may also have a call on common stock by means of a conversion privilege or attached warrants. The Equity Income Series may vary the percentage of assets invested in any one type of security in accordance with the Advisers' interpretation of economic and market conditions, fiscal and monetary policy, and underlying security values. It is contemplated that most of the Equity Income Series' non-convertible long-term debt investments will consist of "investment grade" securities (rated Baa or better by Moody's or BBB or better by S&P). However, the Equity Income Series may also invest not more than 25% of its assets in fixed income securities which either are rated in lower than "investment grade" categories by either Moody's or S&P or are unrated when, in the opinion of the Advisers, such an investment presents a greater opportunity to achieve the Equity Income Series' investment objective with comparable risk to an investment in "investment grade" securities. Securities rated Baa by Moody's or BBB by S&P may have speculative risk characteristics.

     Non-Investment Grade Obligations. Non-investment grade obligations (those that are rated Ba or lower by Moody's or BB or lower by S&P or comparable unrated obligations), commonly referred to as "junk bonds", are speculative in nature. Risks associated with junk bonds are (a) the relative youth and growth of the market for such securities, (b) the sensitivity of such securities to interest rate and economic changes, (c) the lower degree of protection of principal and interest payments, (d) the relatively low trading market liquidity for the securities, (e) the impact that legislation may have on the high yield bond market (and, in turn, on the Equity Income Series' net asset value and investment practices), and (f) the creditworthiness of the issuers of such securities. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for junk bonds and adversely effect the value of outstanding bonds and the ability of the issuers to repay principal and interest. If the issuer of a debt obligation held by the Equity Income Series defaulted, the Equity Income Series could incur additional expenses to seek recovery. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of junk bonds held by the Equity Income Series, especially in a thinly traded market. For a description of ratings of debt obligations which may be purchased by the Equity Income Series, see the Appendix to the Statement of Additional Information.

     EQUITY GROWTH SERIES. The investment objective of the Equity Growth Series is to provide a high level of capital appreciation through investment in a diversified portfolio of common stocks with potential for above average growth in earnings and dividends; current income is a secondary objective. The Equity Income seeks to achieve its investment objective by investing primarily in a diversified portfolio of common stocks, but may also invest in other types of securities such as preferred stocks, convertible and non-convertible bonds, warrants and foreign securities including American Depository Receipts. Under normal circumstances, at least 65% of the assets of the Equity Income are invested in equity securities. This is a fundamental investment policy and may not be changed without investor approval. The Equity Growth Series invests primarily in stocks of companies that have a market value of all their issued and outstanding common stock of $10 to $15 billion and preferred stocks and common stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, in stocks that are traded over-the-counter. The Equity Growth Series also invests in bonds and short-term obligations as well as securities convertible into common stocks, preferred stocks, debt securities and short-term obligations. The Equity Growth Series allocates its investments among different industries and companies, and changes its portfolio securities for investment considerations and not for trading purposes.

     The Equity Growth Series' policy is to invest in a broad list of equity and fixed income securities, including short-term obligations. The list may be diversified not only by companies and industries, but also by type of security. Some fixed income securities may also have a call on common stock by means of a conversion privilege or attached warrants. The Equity Growth Series may vary the percentage of assets invested in any one type of security in accordance with the Adviser's interpretation of economic and market conditions, fiscal and monetary policy, and underlying security values. It is contemplated that most of the Equity Growth Series' non-convertible long-term debt investments will consist of "investment grade" securities (rated Baa or better by Moody's or BBB or better by S&P). However, the Equity Growth Series may also invest not more than 25% of its assets in fixed income securities which either are rated in lower than "investment grade" categories by either Moody's or S&P or are unrated when, in the opinion of the Adviser, such an investment presents a greater opportunity to achieve the Equity Growth Series' investment objective with comparable risk to an investment in "investment grade" securities. Such lower rated or unrated fixed income securities have speculative risk characteristics. See "Non-Investment Grade Obligations" above under Equity Income Series.

                     INVESTMENT TECHNIQUES AND RESTRICTIONS

INVESTMENT TECHNIQUES FOR THE BALANCED SERIES, EQUITY INCOME SERIES AND EQUITY GROWTH SERIES (COLLECTIVELY, THE "SERIES").

     Foreign Securities. Each Series' current policy is not to invest more than 25% of its assets in securities of foreign issuers, including investments in sponsored American Depository Receipts ("ADRs"). ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying foreign securities. Each Series' investments in unlisted foreign securities, not including ADRs, are subject to the overall restrictions applicable to investments in illiquid securities. Foreign securities, including ADRs, may represent a greater degree of risk than do securities of domestic issuers due to possible exchange rate fluctuations, possible exchange controls, less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions (including possible withholding taxes), changes in governmental administration or economic or monetary policy (in the United States or abroad), war or expropriation. Each Series may invest up to 5% of its assets in closed-end investment companies which primarily hold foreign securities. Forward foreign currency exchange contracts may also be entered into for the purchase or sale of foreign currency solely for hedging purposes against adverse rate changes. A currency exchange contract allows a definite price in dollars to be fixed for foreign securities that have been purchased or sold (but not settled) for each Series. Entering into such exchange contracts may result in the loss of all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. In addition, entering into such contracts means incurring certain transaction costs and bearing the risk of incurring losses if rates do not move in the direction anticipated.

     Options and Futures Contracts. Each Series may enter into transactions in futures contracts, options on futures contracts, options on securities indexes and options on securities, for the purpose of hedging each Series' securities, which would have the effect of reducing the volatility of its net asset value. In general, each such transaction involves the establishment of a position which is expected to move in a direction opposite to that of the security or securities being hedged.

     For example, each Series may sell futures contracts, or purchase put options on futures contracts, securities indexes or securities for the purpose of protecting against an anticipated decline in the value of securities held by that Series. In the event that such decline occurs, and the hedging transaction is successful, the reduced value of portfolio securities will be offset, in whole or in part, by a corresponding gain on the futures or option position. Conversely, when the Series is not fully invested in the securities market, and it expects a significant market advance, it may purchase futures contracts or call options on futures contracts, securities indexes or securities in order to gain rapid market exposure that may in part or entirely offset increases in the cost of securities that that Series intends to purchase.

     The Statement of Additional Information includes further information about the transactions in futures and option contracts that may be entered into by each Series.

     Gain or loss to each Series on transactions in security index futures or options will depend on price movements in the stock market generally (or in a particular industry or segment of the market), rather than price movements of individual securities. A securities index assigns relative values to the securities included in the index and the index fluctuates with changes in the market values of the securities so included. Some securities index futures or options are based on broad market indexes, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures or options on narrower market indexes, such as the Standard & Poor's 100 or indexes based on an industry or market segment, such as oil and gas stocks. Options on indexes and options on securities are traded on securities exchanges regulated by the SEC. Futures contracts and options on futures contracts are traded only on designated contract markets regulated by the Commodity Futures Trading Commission and through a registered futures commission merchant which is a member of such contract market. A commission must be paid on each completed purchase and sale transaction. Transactions on such exchanges are cleared through a clearing corporation, which guarantees performance between the clearing members which are parties to each contract.

     Each Series currently does not intend to engage in the writing of options, except for the purpose of terminating an existing position or under the limited circumstances described in the Statement of Additional Information. Nevertheless, each Series has the authority to write options and may do so in the future if the Advisers determine that such transactions are in the best interests of the Series.

     Short-Term Instruments. Each of the Series may invest in cash, commercial paper, short-term obligations, repurchase agreements or other forms of debt securities. See "Short-Term Instruments" above under Intermediate Government Bond Series.

     Repurchase Agreements and Reverse Repurchase Agreements. Each of the Series may enter into repurchase agreements and reverse repurchase agreements and may borrow funds for temporary or emergency purposes, such as meeting larger than expected redemption requests, and not for leverage. See "Repurchase Agreements and Reverse Repurchase Agreements" above under Intermediate Government Bond Series.

     Restricted Securities. Each of the Series may not invest more than 15% of its net assets in securities that are subject to legal or contractual restrictions on resale. See "Restricted Securities" above under Money Market Bond Series.

     Delayed Delivery Transactions. In order to help insure the availability of suitable securities for each of the Series the Advisers may purchase securities for each such Series on a "when-issued" or on a "forward delivery" basis. See "Delayed Delivery Transactions" above under Intermediate Government Bond Series.

     Changes to the securities of each Series are generally made without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. Therefore, the rate of portfolio turnover is not a limiting factor to trading when such trading is deemed appropriate. Each Series engages in trading if it believes a transaction net of costs (including custodian charges) will help it achieve its investment objectives. The amount of brokerage commissions and realized capital gains will tend to increase as the level of portfolio activity increases. The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. See "Portfolio Transactions and Brokerage Commissions" in the Statement of Additional Information.

INVESTMENT RESTRICTIONS FOR ALL SERIES OF DIVERSIFIED INVESTORS PORTFOLIOS

     As "diversified" funds, no more than 5% of the assets of any series of Diversified Investors Portfolios may be invested in the securities of one issuer (other than U.S. Government securities), except that up to 25% of each series' assets may be invested without regard to this limitation. No series of Diversified Investors Portfolios will invest more than 25% of its assets in the securities of issuers in any one industry. These are fundamental investment policies which may not be changed without investor approval. As a nonfundamental operating policy, no more than 15% (10% in the case of the Money Market Series) of the net assets of any series may be invested in (i) securities the resale of which is restricted under federal securities laws and (ii) illiquid or not readily marketable securities (including repurchase agreements maturing in more than seven days). Additional fundamental and operating policies of Diversified Investors Portfolios are contained in the Statement of Additional Information.

LENDING OF PORTFOLIO SECURITIES

     The Series have the authority to lend portfolio securities to brokers, dealers and other financial organizations. By lending its securities, a Series can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term securities or obtaining yield in the form of interest paid when U.S. Government obligations are used as collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. A Series will adhere to the following conditions whenever its securities are loaned: (i) the Series must receive at least 100% cash collateral or equivalent securities from the borrower; (ii) the borrower must increase this collateral whenever the market value of the loaned securities including accrued interest exceeds the level of the collateral; (iii) the Series must be able to terminate the loan at any time; (iv) the Series must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (v) the Series may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower. However, if a material event adversely affecting the loaned securities were to occur, the Series would terminate the loan and regain the right to vote the securities.

                 MANAGEMENT OF DIVERSIFIED INVESTORS PORTFOLIOS

     The Board of Trustees of Diversified Investors Portfolios provides broad supervision over the affairs of Diversified Investors Portfolios. For further information about the Trustees of Diversified Investors Portfolios, see "Diversified Investors Portfolios" in the Statement of Additional Information. A majority of the Trustees of Diversified Investors Portfolios are not affiliated with the Advisers.

     INVESTMENT ADVISORY SERVICES. Diversified Investment Advisors, Inc. ("Diversified") manages the assets of each series of Diversified Investors Portfolios pursuant to an Investment Advisory Agreement (the "Advisory Agreement") with Diversified Investors Portfolios with respect to each series and in accordance with the investment policies described herein and in the Statement of Additional Information. Subject to such further policies as the Board of Trustees of Diversified Investors Portfolios may determine, Diversified provides general investment advice to each series. For its services under the Advisory Agreement, Diversified receives from each series fees accrued daily and paid monthly at an annual rate equal to the percentages specified in the table below of the corresponding series' average daily net assets. Diversified is currently waiving a portion of its investment advisory fee. Investment management decisions are made by a committee of Diversified's personnel and not by a particular individual.

     Diversified is an indirect, wholly-owned subsidiary of AEGON USA, Inc. ("AEGON") which is a financial services holding company whose primary emphasis is life and health insurance and annuity and investment products. AEGON is an indirect, wholly-owned subsidiary of AEGON N.V., a Netherlands corporation which is a publicly traded international insurance group. Diversified was incorporated in 1992 for the purpose of acting as investment adviser to Diversified Investors Portfolios. Accordingly, Diversified Investors Portfolios is the first family of investment companies for which Diversified serves as investment adviser. It is Diversified's responsibility to select, subject to the review and approval of the Diversified Investors Portfolios' Board of Trustees, appropriate subadvisers with distinguished backgrounds and to review such subadvisers' continued performance.

     For each series, Diversified has entered into an Investment Subadvisory Agreement (each a "Subadvisory Agreement") with the subadvisers listed in the table below (each a "Subadviser," and collectively the "Subadvisers"). For its services under each Subadvisory Agreement, the Subadvisers receive a fee from Diversified at an annual rate equal to the percentages specified in the table below of the corresponding series' average daily net assets. Each fee will be accrued monthly by multiplying the arithmetic average of the beginning and ending monthly net assets in the series by the fee schedule and dividing by 12. Each fee will be paid on a quarterly basis.

                                                                              COMPENSATION RATES(%)
         DIVERSIFIED INVESTORS                       PORTFOLIO               ------------------------
           PORTFOLIO SERIES                         SUBADVISERS              ADVISER(1)   SUBADVISERS
---------------------------------------  ----------------------------------  ----------   -----------
Money Market Series                      Capital Management Group               0.25          0.05
Intermediate Government Bond Series      Capital Management Group               0.35          0.15
Government/Corporate Bond Series         Capital Management Group               0.35          0.15
Balanced Series                          Institutional Capital Corporation      0.45              (2)
Equity Income Series                     Asset Management Group                 0.45          0.25
Equity Growth Series                     Chancellor LGT Asset Management,       0.62              (3)
                                         Inc.

---------------
(1) The Adviser is currently waiving a portion of its fee. See
    "Synopsis -- Table of Fees" at page 6 for a discussion of the fee waivers currently in effect.

(2) 0.55% on the first $25,000,000 in assets, 0.45% on the next $25,000,000 in assets and 0.35% on all assets in excess of $50,000,000.


(3) 0.50% on the first $50,000,000 in assets, 0.30% on the next $75,000,000 in assets, 0.25% on the next $75,000,000 in assets; and 0.20% on assets in excess of $200,000,000.


     It is the responsibility of a Subadviser to make the day-to-day investment decisions of the series and to place the purchase and sales orders for securities transactions of such series, subject in all cases to the general supervision of Diversified. Each Subadviser makes the investment selections for its respective series consistent with the guidelines and directions set by Diversified and the Board of Trustees of Diversified Investors Portfolios. Each Subadviser furnishes at its own expense all services, facilities and personnel necessary in connection with managing the corresponding series' investments and effecting securities transactions for a series.


     Diversified has entered into separate Subadvisory Agreements with respect to each of the Money Market Series, Intermediate Government Bond Series and Government/Corporate Bond Series with Capital Management Group, a division of 1740 Advisers, Inc., a wholly-owned subsidiary of MONY. The address of Capital Management Group is 1740 Broadway, New York, New York 10019. Total assets under management by Capital Management Group at December 31, 1996 were approximately $890 million, of which $890 million were assets of registered investment companies. Diversified has entered into separate Subadvisory Agreements with respect to each of the Money Market Portfolio, Intermediate Government Bond Portfolio and Government/Corporate Bond Portfolio with Capital Management Group, a division of 1740 Advisers, Inc., a wholly-owned subsidiary of The Mutual Life Insurance Company of New York ("MONY"). The address of Capital Management Group is 1740 Broadway, New York, New York 10019. Total assets under management by Capital Management Group at December 31, 1996 were approximately $890 million, of which $890 million of which were assets of registered investment companies. The following persons are primarily responsible for the day-to-day management of the Portfolios (the inception date of such person's responsibility for the Portfolios and such person's experience for the past five years is indicated parenthetically -- Money Market Portfolio -- David Wheeler, Investment Vice President (since 1997, employed by Capital Management group since 1994, previously employed at AIG Investment Advisors; Intermediate Government Bond Portfolio and Government/Corporate Bond Portfolio -- Gregory Staples, Vice President (since 1996 and 1994, respectively, employed by Capital Management Group since 1987).



     Diversified has entered into a Subadvisory Agreement with respect to the Equity Income Series with Asset Management Group, a division of 1740 Advisers, Inc., a wholly-owned subsidiary of MONY. The address of Asset Management Group is 1740 Broadway, New York, New York 10019. Total assets under management by Asset Management Group at December 31, 1996 were approximately $1.3 billion, $1.1 million of which were assets of registered investment companies. Investment management decisions of Asset Management Group are made by committee and not by managers individually.



     Diversified has entered into a Subadvisory Agreement with respect to the Equity Growth Portfolio with Chancellor LGT Asset Management, Inc. ("Chancellor"). Chancellor was formed in 1996 as a result of the merger between LGT Asset Management, Inc., a wholly-owned subsidiary of Liechtenstein Global Trust AG ("LGT"), and Chancellor Capital Management, Inc., a wholly-owned subsidiary of LGT which was acquired by LTG in 1996. Chancellor is a wholly-owned subsidiary of LGT. LGT is controlled by the Prince of Liechtenstein Foundation, which serves as the parent organization for the various business enterprises of the Princely Family of Liechtenstein. Total assets under management for all equity growth clients at December 31, 1996 were approximately
$2.1 billion, $          of which were assets of registered investment
companies. The principal business address of Chancellor is 1166 Avenue of the Americas, New York, NY 10036. Investment management decisions of Chancellor are made by committee and not by managers individually.


     ADMINISTRATOR. Pursuant to an Administrative Services Agreement (and the Advisory Agreement), Diversified, as Administrator, provides Diversified Investors Portfolios with general office facilities and supervises the overall administration of Diversified Investors Portfolios, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the independent contractors and agents of Diversified Investors Portfolios; the preparation and filing of all documents required for compliance by Diversified Investors Portfolios with applicable laws and regulations; providing equipment and clerical personnel necessary for maintaining the organization of Diversified Investors Portfolios; preparation of certain documents in connection with meetings of Trustees and investors of Diversified Investors Portfolios; and the maintenance of books and records of Diversified Investors Portfolios. Diversified provides persons satisfactory to the

Board of Trustees of Diversified Investors Portfolios to serve as officers of Diversified Investors Portfolios. Such officers, as well as certain other employees and Trustees of Diversified Investors Portfolios, may be directors, officers or employees of Diversified or its affiliates. The Administrator receives no additional fee for its administrative services to Diversified Investors Portfolios.

     EXPENSES. The expenses of Diversified Investors Portfolios include the compensation of its Trustees who are not affiliated with the Adviser or Diversified; governmental fees; interest charges; taxes; fees and expenses of independent auditors, of legal counsel and of any transfer agent, depository, registrar or dividend disbursing agent of Diversified Investors Portfolios; insurance premiums; and expenses of calculating the net asset value of, and the net income on, beneficial interests in the series of Diversified Investors Portfolios. Expenses of Diversified Investors Portfolios also include the expenses connected with the execution, recording and settlement of securities transactions; fees and expenses of Diversified Investors Portfolios' custodian for all services to the series of Diversified Investors Portfolios, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to governmental officers and commissions; expenses of meetings of investors and Trustees of Diversified Investors Portfolios; and the advisory fees payable to Diversified under the Advisory Agreement.

     CUSTODIAN, TRANSFER AGENT, AND DIVIDEND DISBURSING AGENT. Investors Bank & Trust Company is the custodian of the securities held by Diversified Investors Portfolios and is authorized to use the facilities of the Depository Trust Company and the facilities of the book-entry system for the Federal Reserve Bank. Investors Bank & Trust Company is the transfer agent and dividend-disbursing agent for Diversified Investors Portfolios.

     EXCLUSIVE PLACEMENT AGENT. Diversified Investors Portfolios has retained the services of Diversified Investors Securities Corp., ("DISC") as Exclusive Placement Agent. The principal business address of DISC is 4 Manhattanville Road, Purchase, New York 10577. DISC receives no compensation as Exclusive Placement Agent.

                          OTHER INFORMATION REGARDING
                        DIVERSIFIED INVESTORS PORTFOLIOS

     PURCHASE AND REDEMPTION OF INTERESTS IN DIVERSIFIED INVESTORS
PORTFOLIOS. Beneficial interests in the series of Diversified Investors Portfolios described in this Prospectus are currently being offered by DISC to MONY for allocation to Subaccounts to fund benefits payable under the Contracts. Investments in Diversified Investors Portfolios may only be made by investment companies, insurance company separate accounts, common or commingled trust funds or similar organizations or entities that are "accredited investors" within the meaning of Regulation D under the 1933 Act. This Prospectus does not constitute an offer to sell, or the solicitation of an offer to buy, any beneficial interests in the series of Diversified Investors Portfolios.

     The net asset value of each series of Diversified Investors Portfolios is determined each day during which the Advisers of that series are open for business ("Portfolio Business Day"). This determination is made once each day as of the close of regular trading on the New York Stock Exchange, currently 4:00 p.m., New York time (the "Valuation Time").

     Each investor in a series of Diversified Investors Portfolios may add to or reduce its investment in such series on each Portfolio Business Day. As of the Valuation Time on each such day, the value of each investor's beneficial interest in a series will be determined by multiplying the net asset value of the series by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the series. Any additions or reductions, which are to be effected as of the Valuation Time on such day, will then be effected. The investor's percentage of the aggregate beneficial interests in a series will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the series as of the Valuation Time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the series effected as of the Valuation Time, and (ii) the denominator of which is the aggregate net asset value of the series as of the Valuation Time on such day, plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate net asset value of the series as of the

Valuation Time on such day, plus or minus as the case may be, the amount of net additions to or reductions in the aggregate investments in the series by all investors in such series. The percentage so determined will then be applied to determine the value of the investor's interest in the series as of the Valuation time on the following Portfolio Business Day.

     An investor in a series of Diversified Investors Portfolios may withdraw all or any portion of its investment at the net asset value next determined if a withdrawal request in proper form is furnished by the investor to Diversified Investors Portfolios by the designated cut-off time for each accredited investor. The proceeds of a reduction or a withdrawal will be paid by Diversified Investors Portfolios in federal funds normally on the Portfolio Business Day the withdrawal is effected, but in any event within seven days. Diversified Investors Portfolios, on behalf of each of its series, reserves the right to pay redemptions in kind. Unless requested by an investor, Diversified Investors Portfolios will not make a redemption in kind to the investor, except in situations where that investor may make redemptions in kind. Diversified Investors Portfolios, on behalf of each of its series, has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which Diversified Investors Portfolios is obligated to redeem beneficial interests in each series with respect to any one investor during any 90 day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the series at the beginning of the period. Investments in a series may not be transferred.

     The right to redeem beneficial interests or to receive payment with respect to any redemption may be suspended only (i) for any period during which trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (ii) for any period during which an emergency exists as defined by the Securities and Exchange Commission as a result of which disposal of a series' securities or determination of the net asset value of each series is not reasonably practicable, and (iii) for such other periods as the Securities and Exchange Commission may by order permit for the protection of investors in any series of Diversified Investors Portfolios.

     NET ASSET VALUE. Diversified Investors Portfolios values the securities of the Money Market Series based on the amortized cost method of valuation. Securities of other series of Diversified Investors Portfolios are valued based on their current market value when market quotations are available. Where market quotations are not available, assets are valued at fair value as determined in good faith under the direction of Diversified Investors Portfolios' Board of Trustees. Debt obligations with 60 days or less remaining to maturity may be valued by the amortized cost method, which the Diversified Investor Portfolios' Trustees have determined to constitute fair value for such securities. For more information on the valuation of portfolio securities, see "Diversified Investors Portfolios" in the Statement of Additional Information.

     TAXATION OF DIVERSIFIED INVESTORS PORTFOLIOS. Diversified Investors Portfolios is organized as a New York trust. None of its series is subject to any income or franchise tax in the State of New York. However, each investor in a series will be taxable on its share (as determined in accordance with the governing instruments of Diversified Investors Portfolio) of the series' ordinary income and capital gain in determining its income tax liability. The determination of such share will be made in accordance with the Code, and regulations promulgated thereunder.

     Diversified Investors Portfolios, since it is taxed as a partnership, is not subject to federal income taxation. Instead, any investor in Diversified Investors Portfolios must take into account, in computing its federal income tax liability, its share of Diversified Investors Portfolios' income, gains, losses, deductions, credits and tax preference items, without regard to whether it has received any cash distributions from Diversified Investors Portfolios.

     Withdrawals by any investor in Diversified Investors Portfolios from its corresponding series generally will not result in recognizing any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent that any cash distributed exceeds the basis of such investor's interest in the series prior to the distribution, (2) income or gain will be realized if the withdrawal is in liquidation of such investor's entire interest in the series and includes a disproportionate share of any unrealized receivables held by the series and (3) loss will be recognized if the distribution is in liquidation of that entire interest and consists solely of cash and/or unrealized receivables. The basis of any investor's interest in Diversified Investors Portfolios generally equals the amount of cash and the basis of any property that such investor invests in a series, increased by such investor's share of income from that series and decreased by the amount of any cash distributions and the basis of any property distributed from that series.

     DESCRIPTION OF BENEFICIAL INTERESTS, VOTING RIGHTS AND
LIABILITIES. Diversified Investors Portfolios is organized as a series trust under the laws of the State of New York. Under the Declaration of Trust, the Trustees are authorized to issue beneficial interests in one or more series (each a "Series"). Investment in each series may not be transferred, but an investor may withdraw all or any portion of its investment at any time at net asset value. Investors in a series (e.g., investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of that series (and of no other series). However, the risk of an investor in a series incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the series itself was unable to meet its obligations. Investments in each series have no preemptive or conversion rights and are fully paid and nonassessable, except as set forth below.

     Each investor is entitled to a vote in proportion to the amount of its investment in each series. Investors in a series will vote as a separate class, except as to voting for election of Trustees of Diversified Investors Portfolios, as otherwise required by the 1940 Act, or if determined by the Trustees of Diversified Investors Portfolios to be a matter which affects all series. As to any matter which does not affect a particular series, only investors in the one or more affected series are entitled to vote. Diversified Investors Portfolios is not required and has no current intention of holding special meetings of investors, but special meetings of investors will be held when in the judgment of the Trustees of Diversified Investors Portfolios, it is necessary or desirable to submit matters for an investor vote. Changes in fundamental policies will be submitted to investors for approval. Investors under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees of Diversified Investors Portfolios by a specified number of investors) have the right to communicate with other investors in connection with requesting a meeting of investors for the purpose of removing one or more Trustees of Diversified Investors Portfolios. Investors also have the right to remove one or more Trustees of Diversified Investors Portfolios without a meeting by a declaration in writing by a specified number of investors. Upon liquidation of a series, investors would be entitled to share pro rata in the net assets of that series (and no other series) available for distribution to investors. See "Voting Rights" at page 23.

     Each series determines its net income and realized capital gains, if any, on each Portfolio Business Day and allocates all such income and gain pro rata among the investors in such series at the time of such determination.

     The "net income" of each series shall consist of (i) all income accrued, less the amortization of any premium, on the assets of the series, less (ii) all actual and accrued expenses of the series determined in accordance with generally accepted accounting principles. Interest income includes discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity and any net realized gains or losses on the assets of a series. All the net income of each series is allocated pro rata among the investors in the series (and no other series).

     Inquiries regarding the Diversified Investors Portfolios may be directed to 4 Manhattanville Road, Purchase, New York 10577 (914-697-8000).

                                    EXPERTS

     The balance sheets of MONY as of December 31, 1996 and 1995, and the related statements of operations and cash flows for the years then ended, as well as the statements of assets and liabilities for Keynote Series Account as of December 31, 1996, and the related statements of operations for the year then ended and the statements of changes in net assets for the years ended December 31, 1996 and December 31, 1995 have been audited by Coopers & Lybrand L.L.P., independent accountants, whose reports thereon are set forth in the Statement of Additional Information. These financial statements have been included upon the authority of said firm as experts in auditing and accounting.

                               LEGAL PROCEEDINGS

     MONY is engaged in various kinds of routine litigation which, in the opinion of MONY, are not of material importance in relation to the total capital and surplus of MONY. There are no legal proceedings to which Keynote is a party.

                              FINANCIAL STATEMENTS

     The financial statements for MONY, included in the Statement of Additional Information, should be distinguished from the financial statements of Keynote, included in the Statement of Additional Information, and should be considered only as bearing on the ability of MONY to meet its obligations under the Contracts. The financial statements of MONY should not be considered as bearing on the investment performance of the assets held in Keynote.

                             ADDITIONAL INFORMATION

     This Prospectus does not contain all the information set forth in the registration statement, certain portions of which have been omitted (including financial statements relating to MONY) pursuant to the rules and regulations of the SEC. The omitted information may be obtained from the SEC's principal office in Washington, D.C., upon payment of the fees prescribed by the Commission.

     For further information with respect to MONY, the Contracts offered by this Prospectus and Diversified Investors Portfolios, including the Statement of Additional Information (which includes financial statements relating to MONY), contact MONY at its address or phone number set forth on the cover of this Prospectus for requesting such statement.

     For further information with respect to the Calvert Series, Acacia Capital Corporation or Calvert Asset Management Company, Inc. including a Statement of Additional Information contact Acacia Capital Corporation at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, or call (301) 951-4820.

                               TABLE OF CONTENTS
                                       OF
                      STATEMENT OF ADDITIONAL INFORMATION


                                         ITEM                                   PAGE
        ----------------------------------------------------------------------  ----
        Independent Accountants...............................................    2
        Sale of Contracts/Principal Underwriter...............................    2
        Performance Data......................................................    2
        Diversified Investors Portfolios......................................    5
        Investment Objectives, Policies and Restrictions,.....................    5
        Determination of Net Asset Value; Valuation of Securities.............   23
        Management of Diversified Investors Portfolios........................   23
        Independent Accountants...............................................   26
        Capital Stock and Other Securities....................................   26
        Taxation..............................................................   27
        Financial Statements of MONY..........................................   28
        Appendix..............................................................  A-1

                              REQUEST FOR KEYNOTE

                      STATEMENT OF ADDITIONAL INFORMATION

     Detach and return in an envelope addressed:

                                      MONY
                   c/o Diversified Investment Advisors, Inc.
                             4 Manhattanville Road
                            Purchase, New York 10577
                          Attn: Not-For-Profit Service

     Please make sure that your name and the address to which you wish MONY to send the current Keynote Statement of Additional Information appears below:

Name
--------------------------------------------------------------------------------

Address
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Employer
--------------------------------------------------------------------------------

                                    APPENDIX

                          APPLICABLE PREMIUM TAX RATES

                                                                       PREMIUM TAX RATE PERCENT
                                                                      ---------------------------
                                                                      QUALIFIED     NON QUALIFIED
                                                                      ---------     -------------
California..........................................................      .50%          2.35%
District of Columbia................................................     2.25%          2.25%
Kentucky............................................................     2.00%          2.00%
Maine...............................................................       --           2.00%
Nevada..............................................................       --           3.50%
Pennsylvania........................................................       --           2.00%
Puerto Rico.........................................................     1.00%          1.00%
South Dakota........................................................       --           1.25%
West Virginia.......................................................     1.00%          1.00%
Wyoming.............................................................       --           1.00%

                      STATEMENT OF ADDITIONAL INFORMATION

                                  MAY 1, 1997

                        GROUP VARIABLE ANNUITY CONTRACTS

                                   ISSUED BY

                             KEYNOTE SERIES ACCOUNT

                                      AND

                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
                      1740 BROADWAY, NEW YORK, N.Y. 10019;

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, BUT IT RELATES TO, AND SHOULD BE READ IN CONJUNCTION WITH, THE PROSPECTUS DATED MAY 1, 1997 FOR THE GROUP VARIABLE ANNUITY CONTRACTS ISSUED BY THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK ("MONY") WHICH INVEST IN THE KEYNOTE SERIES ACCOUNT ("KEYNOTE") . THE PROSPECTUS IS AVAILABLE, AT NO CHARGE, BY WRITING MONY AT 4 MANHATTANVILLE RD., PURCHASE, NEW YORK 10577 OR BY CALLING (914) 697-8000.

A SEPARATE STATEMENT OF ADDITIONAL INFORMATION IS AVAILABLE WITHOUT CHARGE FOR ACACIA CAPITAL CORPORATION OF WHICH THE CALVERT RESPONSIBLY INVESTED BALANCED PORTFOLIO IS A PART BY WRITING TO ACACIA CAPITAL CORPORATION AT 4550 MONTGOMERY AVENUE, SUITE 1000N, BETHESDA, MARYLAND 20814 OR BY TELEPHONING 301-951-4820.

                               TABLE OF CONTENTS


                                        ITEM                                           PAGE
-------------------------------------------------------------------------------------  ----
Independent Accountants..............................................................    2
Sale of Contract/Principal Underwriter...............................................    2
Performance Data.....................................................................    2
Diversified Investors Portfolios.....................................................    5
  Investment Objectives, Policies and Restrictions,..................................    5
  Determination of Net Asset Value; Valuation of Securities..........................   23
  Management of Diversified Investors Portfolios.....................................   23
  Independent Accountant.............................................................   26
  Capital Stock and Other Securities.................................................   26
  Taxation...........................................................................   27
Financial Statements of MONY.........................................................   28
Appendix.............................................................................  A-1

                            INDEPENDENT ACCOUNTANTS

     The financial statements of Keynote and MONY appearing on the following pages have been audited by Coopers & Lybrand L.L.P., independent accountants, and are included herein in reliance on the reports of Coopers & Lybrand L.L.P. given upon the authority of said firm as experts in accounting and auditing. Coopers & Lybrand's L.L.P. office is located at 1301 Avenue of the Americas, New York, New York 10019.

                    SALE OF CONTRACTS/PRINCIPAL UNDERWRITER

     MONY Securities Corp ("MSC") is the principal underwriter and distributor of the Contracts which will be sold by registered representatives who are also licensed insurance agents of MONY. The Contracts may also be sold through other broker-dealers authorized by MSC and applicable law and who may be insurance agents licensed by an insurance company other than MONY. MSC is registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.

     MSC will not receive underwriting commissions. Registration as a broker-dealer does not mean that Securities and Exchange Commission ("the SEC") has passed upon the financial standing, fitness or conduct of any broker or dealer, or upon the merits of any security offering or upon any other matter relating to the business of any broker or dealer.

                                PERFORMANCE DATA

MONEY MARKET SUBACCOUNT


     For the seven day period ended December 31, 1996, the yield for the Money Market Subaccount was 4.42% and the effective yield was 4.51%.


     The yield is calculated by dividing the result of subtracting the value of one Unit at the end of the seven day period ("Seventh Day Value") from the value of one Unit at the beginning of the seven day period (""First Day Value") by the First Day Value (the resulting quotient being the "Base Period Return") and multiplying the Base Period Return by 365 divided by 7 to obtain the annualized yield.

     The effective yield is calculated by compounding the Base Period Return calculated in accordance with the preceding paragraph, adding 1 to Base Period Return, raising that sum to a power equal to 365 divided by 7 and subtracting 1 from the result.

     As the Money Market Subaccount invests only in the Money Market Series (the "Money Market Series") of Diversified Investors Portfolios, the First Day Value reflects the net asset value of the interest in the Money Market Series held in the Money Market Subaccount. The Seventh Day Value reflects increases or decreases in the net asset value of the interest in the Money Market Series held in the Money Market Subaccount due to the declaration of dividends, net investment income and the daily charges and deductions from the Subaccount for mortality and expense risk. Net investment income reflects earnings on investments less expenses of the Money Market Series including the investment management fee.

     AVERAGE ANNUAL TOTAL RETURNS: The average annual total return for the Subaccounts is shown for the periods indicated in the table below.


                                                                                              FOR THE
                                            FOR THE     FOR THE     FOR THE     FOR THE       PERIOD
                                             YEAR       3 YEAR      5 YEAR      10 YEAR        SINCE
                                             ENDED       ENDED       ENDED       ENDED       INCEPTION
                                           DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,       THROUGH
                                             1996        1996        1996        1996      DEC. 31, 1996
                                           ---------   ---------   ---------   ---------   -------------
Subaccount:
  Money Market(1)........................     4.59%       4.36%       3.66%       5.26%         7.59%
  Intermediate Government Bond(1)........     2.69%       4.30%       5.24%         N/A         6.76%
  Government/Corporate Bond(1)...........     2.40%       5.01%       6.58%       7.45%         8.41%
  Balanced(1)............................    15.86%      13.44%         N/A         N/A        13.26%
  Equity Income(1).......................    17.38%      15.77%      14.13%      12.59%        13.42%
  Equity Growth(1).......................    17.51%      13.11%         N/A         N/A        11.94%
  Calvert Series(2)......................    11.62%      11.27%       9.59%      10.68%         9.95%


---------------
(1) On January 3, 1994, each of the corresponding Pooled Separate Accounts of MONY set forth below contributed all of its assets to the corresponding Series of Diversified Investors Portfolios in which a corresponding Keynote Subaccount invests its assets:

                                                                MONY POOLED
                               SERIES                        SEPARATE ACCOUNT
            --------------------------------------------  -----------------------
            Money Market................................  Pooled Account No. 4
            Intermediate Government Bond................  Pooled Account No. 10d
            Government/Corporate Bond...................  Pooled Account No. 5
            Balanced....................................  Pooled Account No. 14
            Equity Income...............................  Pooled Account No. 6
            Equity Growth...............................  Pooled Account No. 1

          Total returns calculated for any period for the Money Market, Intermediate Government Bond, Government/Corporate Bond, Balanced, Equity Income Subaccounts reflect the performance of the corresponding Pooled Separate Account for any period prior to January 3, 1994 and the performance of the corresponding series of Diversified Investors Portfolios thereafter. Such total returns calculated for each of the Subaccounts reflect the performance of the corresponding Pooled Separate Account only from the date that such corresponding Pooled Separate Account utilized the services of the same investment adviser as is presently providing such advice to the corresponding Series of Diversified Investors Portfolios invested in by the Subaccount. Such commencement dates are November 1978 for the Money Market Subaccount, July 1990 for the Intermediate Government Bond Subaccount, January 1978 for the Government/Corporate Bond Subaccount, December 1992 for the Balanced Subaccount and January 1978 for the Equity Income Subaccount, and February 1993 for the Equity Growth Subaccount. All total return percentages reflect the historical rates of return for such period adjusted to assume that all charges, expenses and fees of the applicable Subaccount and the corresponding series of Diversified Investors Portfolios which are presently in effect were deducted during such period.

(2) The average annual total returns for the Calvert Series Subaccount reflect the average annual total returns of the Calvert Series. The commencement date of the Calvert Series is September 30, 1986.

     The table above assumes that a $1,000 payment was made to each Subaccount at the beginning of the period shown, that no further payments were made, that any distribution from the corresponding series (or its predecessor investment vehicle) were reinvested, and that a Contractholder surrendered the Contract for cash, rather than electing commencement of annuity benefits in the form of one of the

Settlement Options available, at the end of the period shown. The annualized total return percentages shown in the table reflect the annualized historical rates of return and deductions for all charges, expenses, and fees which would be imposed on the payment assumed by both the corresponding series and Keynote.

OTHER SUBACCOUNTS

     The yield for each of the Subaccounts other than the Money Market Subaccount and the Calvert Subaccount is shown for the periods indicated in the table below.

                             KEYNOTE SERIES ACCOUNT

                            YIELD FOR 30-DAY PERIOD*


                                                                     GOVERNMENT/  INTERMEDIATE
             YIELD FOR 30               EQUITY   EQUITY              CORPORATE     GOVERNMENT
              DAYS ENDED                GROWTH   INCOME   BALANCED      BOND          BOND
--------------------------------------  ------   ------   --------   ----------   ------------
DECEMBER 31, 1996.....................    .03%    1.84%     3.63%       5.61%         6.54%


---------------

* The 30 day yield is not indicative of future performance.

     The yield shown in the table above is computed by subtracting from the net investment income of the underlying investment vehicle all charges, expenses and fees as well as expenses imposed by Keynote and dividing the result by the value of the Subaccount. For the underlying investment vehicle of the Equity Growth, Equity Income and for the equity portion of the Balanced Subaccount, net investment income is the net of the dividends accrued (1/360 of the stated dividend rate multiplied by the number of days the particular security is in the underlying investment vehicle) on all equity securities during the 30-day period and expenses accrued for the period. It does not reflect capital gains or losses. For the fixed income portion of the Balanced Subaccount, as well as the Government/Corporate Bond and Intermediate Government Bond Subaccounts, net investment income is the net of interest earned on the obligations held by the underlying investment vehicle of the applicable Subaccount and expenses accrued for the period determined by (i) computing the yield to maturity based on the market value of each obligation held in the underlying investment vehicle at the close of business on the thirtieth day of the period, based on the purchase price plus accrued interest); (ii) dividing the yield to maturity for each obligation by 360; (iii) multiplying that quotient by the market value of each obligation (including actual accrued interest) for each day of the subsequent 30-day month that the obligation is in the underlying investment vehicle; and
(iv) totaling the interest on each obligation. Discount or premium amortization is recomputed at the beginning of each 30-day period and with respect to discount and premium on mortgage or other receivables-backed obligations subject to monthly payment of principal and interest, discount and premium is amortized on the remaining security, based on the cost of the security, to the weighted average maturity date, if available, or to the remaining term of the security, if the weighted average maturity date is not available. Gain or loss attributable to actual monthly paydowns is reflected as an increase or decrease in interest income during that period.

     The yield shown for each Subaccount reflects deductions for all charges, expenses, and fees of both its underlying investment vehicle and Keynote.

     Net investment income of the underlying investment vehicle less all charges and expenses imposed by Keynote is divided by the product of the average daily number of Units outstanding and the value of one Unit on the last day of the period. The sum of the quotient and 1 is raised to the 6th power, 1 is subtracted from the result, and then multiplied by 2.

                        DIVERSIFIED INVESTORS PORTFOLIOS

     Six series of Diversified Investors Portfolios are presently available for investment under the Contracts through Subaccounts of Keynote. This section of the Statement of Additional Information describes each such series, including Diversified Investors Money Market Portfolio (the "Money Market Series"), Diversified Investors Intermediate Government Bond Portfolio (the "Intermediate Government Bond Series"), Diversified Investors Government/Corporate Bond Portfolio (the "Government/Corporate Bond Series"), Diversified Investors Balanced Portfolio (the "Balanced Series"), Diversified Investors Equity Income Portfolio (the "Equity Income Series") and Diversified Investors Equity Growth Portfolio (the "Equity Growth Series"). The series of Diversified Investors Portfolios available under the Contracts may be collectively referred to herein as the "Series".

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

                             INVESTMENT OBJECTIVES

     The investment objective of each Series is described in the Prospectus of Keynote Series Account. There can, of course, be no assurance that a Series will achieve its investment objective.

                              INVESTMENT POLICIES

     The following discussion supplements the information regarding the investment objective of each Series and the policies to be employed to achieve this objective as set forth in the Prospectus of Keynote Series Account.

BANK OBLIGATIONS

     Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of Federal or state laws and regulations, domestic banks, among other things, generally are required to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower, and are subject to other regulations designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

     Obligations of foreign branches and subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as Certificates of Deposit ("CDs") and time deposits ("TDs"), may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

     Obligations of United States branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by Federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

     In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state.

     In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks, by foreign subsidiaries of domestic banks, by foreign branches of foreign banks or by domestic branches of foreign banks, the Advisers carefully evaluate such investments on a case-by-case basis.

U.S. GOVERNMENT AND AGENCY SECURITIES

     Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. A Series will invest in such securities only when the Advisers are satisfied that the credit risk with respect to the issuer is minimal.

COMMERCIAL PAPER

     Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

     Each Series may invest in commercial paper issued by major corporations in reliance on the exemption from registration afforded by Section 3(a)(3) of the Securities Act of 1933, as amended (the "1933 Act"). Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited.

LENDING OF PORTFOLIO SECURITIES

     All Series have the authority to lend portfolio securities to brokers, dealers and other financial organizations. By lending its securities, a Series can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term securities or obtaining yield in the form of interest paid by the borrower when U.S. Government obligations are used as collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. A Series will adhere to the following conditions whenever its securities are loaned: (i) the

Series must receive at least 100 percent cash collateral or equivalent securities from the borrower; (ii) the borrower must increase this collateral whenever the market value of the securities including accrued interest rises above the level of the collateral; (iii) the Series must be able to terminate the loan at any time; (iv) the Series must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (v) the Series may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower. However, if a material event adversely affecting the investment were to occur, the Series would terminate the loan and regain the right to vote the securities.

VARIABLE RATE AND FLOATING RATE SECURITIES

     Each Series may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit a Series to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Series, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Series' right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a Series may invest in obligations which are not so rated only if the Advisers determine that at the time of investment the obligations are of comparable quality to the other obligations in which the Series may invest. The Advisers, on behalf of a Series, will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations held by the Series. A Series will not invest more than 15% (10% in the case of the Money Market Series) of the value of its net assets in floating or variable rate demand obligations as to which it cannot exercise the demand feature on not more than seven days' notice if there is no secondary market available for these obligations, and in other securities that are not readily marketable. See "Investment Restrictions" below.

PARTICIPATION INTERESTS

     A Series may purchase from financial institutions participation interests in securities in which such Series may invest. A participation interest gives a Series an undivided interest in the security in the proportion that the Series' participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Series, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, the Advisers must have determined that the instrument is of comparable quality to those instruments in which a Series may invest. For certain participation interests, a Series will have the right to demand payment, on not more than seven days' notice, for all or any part of the Series' participation interest in the security, plus accrued interest. As to these instruments, a Series intends to exercise its right to demand payment only upon a default under the terms of the security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio. A Series will not invest more than 15% (10% in the case of the Money Market Series) of its net assets in participation interests that do not have this demand feature, and in other securities that are not readily marketable. See "Investment Restrictions" below.

ILLIQUID SECURITIES

     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

     The SEC has recently adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act of resales of certain securities to qualified institutional buyers. The Advisers anticipate that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this new regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

     The Advisers will monitor the liquidity of Rule 144A securities for each Series under the supervision of the Diversified Investors Portfolio's Board of Trustees. In reaching liquidity decisions, the Advisers will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security, (2) the number of dealers and other potential purchasers wishing to purchase or sell the security, (3) dealer undertakings to make a market in the security and (4) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

UNSECURED PROMISSORY NOTES

     A Series also may purchase unsecured promissory notes ("Notes") which are not readily marketable and have not been registered under the 1933 Act, provided such investments are consistent with the Series' investment objective. The Notes purchased by a Series will have remaining maturities of 13 months or less and will be deemed by the Board of Trustees of Diversified Investors Portfolios to present minimal credit risks and will meet the quality criteria set forth above under "Investment Policies." A Series will invest no more than 15% (10% in the case of the Money Market Series) of its net assets in such Notes and in other securities that are not readily marketable(which securities would include floating and variable rate demand obligations as to which the Series cannot exercise the demand feature described above and as to which there is no secondary market). See "Investment Restrictions" below.

REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS

     Repurchase agreements are agreements by which a person purchases a security and simultaneously commits to resell that security to the seller (which is usually a member bank of the Federal Reserve System or a member firm of the New York Stock Exchange (or a subsidiary thereof)) at an agreed-upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed-upon price, which obligation is in effect secured by the value of the underlying security, usually U.S. Government or Government agency issues. Under the Investment Company Act of 1940, as amended (the "1940 Act"), repurchase agreements may be considered to be loans by the buyer. A Series' risk is limited to the ability of the seller to pay the agreed upon amount on the delivery date. If the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay although a Series may incur certain costs in liquidating this collateral and in certain cases may not be permitted to liquidate this collateral. All repurchase agreements entered into by a Series are fully collateralized, with such collateral being marked to market daily.

     A Series may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage, and by agreeing to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). At the time a Series enters into a reverse repurchase agreement it will place in a segregated custodial account cash, U.S. Government securities or high-grade debt obligations having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Series may decline below the repurchase price of those securities. Reverse repurchase agreements are considered to be borrowings by a Series.

FOREIGN SECURITIES - ALL SERIES

     Each Series may invest its assets in securities of foreign issuers. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing and financial reporting requirements comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, brokerage or other taxation, limitation on the removal of funds or other assets of a Series, political or financial instability or diplomatic and other developments which would affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the U.S.

     It is anticipated that in most cases the best available market for foreign securities would be on exchanges or in over-the-counter markets located outside the U.S. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the U.S., and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. Foreign security trading practices, including those involving securities settlement where a Series' assets may be released prior to receipt of payment, may expose a Series to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. In addition, foreign brokerage commissions are generally higher than commis-sions on securities traded in the U.S. and may be non-negotiable. In general, there is less overall governmental supervision and regulation of foreign securities exchanges, brokers and listed companies than in the U.S.

FOREIGN SECURITIES - MONEY MARKET SERIES

     The Money Market Series may invest in foreign securities, including only U.S. dollar-denominated obligations of foreign branches and subsidiaries of domestic banks and foreign banks, such as Eurodollar certificates of deposit, which are U.S. dollar-denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States, and Yankee CDs, which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States; Eurodollar time deposits ("ETDs"), which are U.S. dollar-denominated deposits in a foreign branch of a foreign or domestic bank, and Canadian time deposits, which are essentially the same as ETDs except they are issued by branches of major Canadian banks; high quality, U.S. dollar-denominated short-term bonds and notes (including variable amount master demand notes) issued by foreign corporations, including Canadian commercial paper, which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer; and U.S. dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Adviser to be of comparable quality to the other obligations in which the Money Market Series may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

FOREIGN SECURITIES - SERIES OTHER THAN MONEY MARKET SERIES

     Each Series' policy is not to invest more than 25% of its assets in securities of foreign issuers; not more than 5% of a Series' assets may be invested in closed-end investment companies which primarily hold foreign securities. Investments in such companies may entail the risk that the market value of such investments may be substantially less than their net asset value and that there would be duplication of investment management and other fees and expenses. Securities of foreign issuers include investments in sponsored American Depository Receipts ("ADRs"). ADRs are depository receipts for securities of foreign issuers and provide an alternative method for a Series to make foreign investments. These securities will not be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are designed for use in U.S. securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities.

     Each Series may invest in foreign securities that impose restrictions on transfer within the United States or to United States persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

     Because some Series may buy and sell securities denominated in currencies other than the U.S. dollar and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, such Series from time to time may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. Such Series either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or use forward contracts to purchase or sell foreign currencies.

     A forward foreign currency exchange contract is an obligation by a Series to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. A Series maintains with its custodian a segregated account of high grade liquid assets in an amount at least equal to its obligations under each forward foreign currency exchange contract. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Series' securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

     The Series may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into the Advisers' long-term investment decisions, the Series will not routinely enter into foreign currency hedging transactions with respect to security transactions; however, the Advisers believe that it is important to have the flexibility to enter into foreign currency hedging transactions when they determine that the transactions would be in a Series' best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

     While these contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate forward contracts. In such event a Series' ability to utilize forward contracts in the manner set forth herein and in the Prospectus may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Series than if it had not entered into such contracts. The use of foreign currency forward contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Series' foreign currency denominated portfolio securities and the use of such techniques will subject a Series to certain risks.

     The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Series may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit a Series' ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a Series' use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Series' cross-hedges and the movements in the exchange rates of the foreign currencies in which a Series' assets that are the subject of such cross-hedges are denominated.

GUARANTEED INVESTMENT CONTRACTS

     Each Series may invest in guaranteed investment contracts ("GICs") issued by insurance companies. Pursuant to such contracts, a Series makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the fund guaranteed interest. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. Because a Series may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment and, together with other instruments in a Series which are not readily marketable, will not exceed 15% (10% in the case of the Money Market Series) of the Series' net assets. The term of a GIC will be thirteen months or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of the guaranteed interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.

WHEN-ISSUED SECURITIES

     Each Series may purchase securities on a "when-issued" or on a "forward delivery" basis. It is expected that, under normal circumstances, a Series would take delivery of such securities. When a Series commits to purchase a security on a "when-issued" or on a "forward delivery" basis, the Series establishes procedures consistent with the relevant policies of the Securities and Exchange Commission. Since those policies currently recommend that an amount of a Series' assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Series expects always to have cash, cash equivalents, or high quality debt securities sufficient to cover any commitments or to limit any potential risk. However, although a Series does not intend to make such purchases for speculative purposes and intends to adhere to the provisions of Securities and Exchange Commission policies, purchases of securities on such bases may involve more risk than other types of purchases. For example, a Series may have to sell assets which have been set aside in order to meet redemptions. Also, if a Series determines it is advisable as a matter of investment strategy to sell the "when-issued" or "forward delivery" securities, the Series would be required to meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the "when-issued" or "forward delivery" securities themselves (which may have a value greater or less than the Series' payment obligation).

ZERO COUPON OBLIGATIONS

     Each Series may acquire zero coupon obligations when consistent with its investment objective and policies. Such obligations have greater price volatility than coupon obligations and will not result in payment of interest until maturity. Since dividend income is accrued throughout the term of the zero coupon obligation but is not actually received until maturity, a Series may have to sell other securities to pay said accrued dividends prior to maturity of the zero coupon obligation.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS - SERIES OTHER THAN MONEY MARKET SERIES

     GENERAL. The successful use of such instruments draws upon the Advisers' skill and experience with respect to such instruments and usually depends on the Advisers' ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Series may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

     FUTURES CONTRACTS. A Series may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices including any index of U.S. Government securities, foreign government securities or corporate debt securities. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. A Series may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. Government, such as long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities and three-month U.S. Treasury Bills. A Series may also enter into futures contracts which are based on bonds issued by entities other than the U.S. Government.

     At the same time a futures contract is purchased or sold, the Series must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Series would provide or receive cash that reflects any decline or increase in the contract's value.

     At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

     Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Series will incur brokerage fees when it purchases or sells futures contracts.

     The purpose of the acquisition or sale of a futures contract, in the case of a Series which holds or intends to acquire fixed-income securities, is to attempt to protect the Series from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currencies. For example, if interest rates were expected to increase, a Series might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Series. If interest rates did increase, the value of the debt securities in a Series would decline, but the value of the futures contracts to the Series would increase at approximately the same rate, thereby keeping the net asset value of the Series from declining as much as it otherwise would have. The Series could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows a Series to maintain a defensive position without having to sell its portfolio securities.

     Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Series could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Series could then buy debt securities on the cash market. To the extent a Series enters into futures contracts for this purpose, the assets in the segregated asset account maintained to cover the Series' obligations with respect to such futures contracts will consist of cash, cash equivalents or high quality liquid debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Series with respect to such futures contracts.

     The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Advisers may still not result in a successful transaction.

     In addition, futures contracts entail risks. Although the Advisers believe that use of such contracts will benefit the Series, if the Advisers' investment judgment about the general direction of interest rates is incorrect, a Series' overall performance would be poorer than if it had not entered into any such contract. For example, if a Series has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held by it and interest rates decrease instead, the Series will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Series has insufficient cash, it may have to sell debt securities to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. A Series may have to sell securities at a time when it may be disadvantageous to do so.

     OPTIONS ON FUTURES CONTRACTS. The Series intend to purchase and write options on futures contracts for edging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when a Series is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

     The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, a Series will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Series' portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Series will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Series intends to purchase. If a put or call option the Series has written is exercised, the Series will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securitiesand changes in the value of its futures positions, the Series' losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

     The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Series may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

     The amount of risk a Series assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

     The Board of Trustees of Diversified Investors Portfolios has adopted the requirement that futures contracts and options on futures contracts be used either (i) as a hedge without regard to any quantitative limitation, or (ii) for other purposes to the extent that immediately thereafter the aggregate amount of margin deposits on all (non-hedge) futures contracts of the Series and premiums paid on outstanding (non-hedge) options on futures contracts owned by the Series does not exceed 5% of the market value of the total assets of a Series. In addition, the aggregate market value of the outstanding futures contracts purchased by a Series may not exceed 50% of the market value of the total assets of the Series. Neither of these restrictions will be changed by the Board of Trustees of Diversified Investors Portfolios withhout considering the policies and concerns of the various applicable federal and state regulatory agencies.

     OPTIONS ON FOREIGN CURRENCIES. A Series may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Series may purchase put options on the foreign currency. If the value of the currency does decline, the Series will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

     Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Series may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Series deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Series could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

     A Series may write options on foreign currencies for the same types of hedging purposes. For example, where a Series anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

     Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Series could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Series to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Series would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing ofoptions on foreign currencies, the Series also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

     The Series intend to write covered call options on foreign currencies. A call option written on a foreign currency by a Series is "covered" if the Series owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Series has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Series in cash, U.S. Government securities and other high quality liquid debt securities in a segregated account with its custodian.

     The Series also intend to write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Series owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, a Series collateralizes the option by maintaining in a segregated account with its custodian, cash or U.S. Government securities or other high quality liquid debt securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

     ADDITIONAL RISKS OF OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES. Unlike transactions entered into by a Series in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

     Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Series to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

     The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

     As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. A Series' ability to terminate over-the-counter options will be more limited than with exchange-traded options. It is also possible that broker-dealers participating in over-the-counter options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, each Series will treat purchased over-the-counter options and assets used to cover written over-the-counter options as illiquid securities. With respect to options written with primary dealers in U.S. Government Securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.

     In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Series' ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

OPTIONS ON SECURITIES - SERIES OTHER THAN MONEY MARKET SERIES

     The Series may write (sell) covered call and put options to a limited extent on its portfolio securities ("covered options") in an attempt to increase income. However, a Series may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Series.

     When a Series writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Series will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which a Series has no control, the Series must sell the underlying security to the option holder at the exercise price. By writing a covered call option, a Series forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

     When a Series writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Series at the specified exercise price at any time during the option period. If the option expires unexercised, the Series will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which a Series has no control, the Series must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, a Series, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. A Series will only write put options involving securities for which a determination is made at the time the option is written that the Series wishes to acquire the securities at the exercise price.

     A Series may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." Where a Series cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

     When a Series writes an option, an amount equal to the net premium received by the Series is included in the liability section of the Series' Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Series enters into a closing purchase transaction, the Series will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Series will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be segregated on the books of the custodian for the Series.

     A Series may purchase call and put options on any securities in which it may invest. A Series would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Series, in exchange for the premium paid, to purchase a security at a specified price during the option period. A Series would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

     A Series would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle a Series, in exchange for the premium paid, to sell a security, which may or may not be held in the Series' portfolio, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Series' portfolio securities. Put options also may be purchased by a Series for the purpose of affirmatively benefiting from a decline in the price of securities which the Series does not own. A Series would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

     The Series have adopted certain other nonfundamental policies concerning option transactions which are discussed below. A Series' activities in options may also be restricted by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

     The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

     The Series may engage in over-the-counter options transactions with broker-dealers who make markets in these options. At present, approximately ten broker-dealers, including several of the largest primary dealers in U.S. Government securities, make these markets. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Series will purchase such options only from broker-dealers who are primary government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The Advisers will monitor the creditworthiness of dealers with whom a Series enters into such options transactions under the general supervision of the Trustees of Diversified Investors Portfolios.

OPTIONS ON SECURITIES INDICES - SERIES OTHER THAN MONEY MARKET SERIES

     In addition to options on securities, the Series may also purchase and write (sell) call and put options on securities indices. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. Such options will be used for the purposes described above under "Options on Securities."

     Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although the Series generally will only purchase or write such an option if the Advisers believe the option can be closed out.

     Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Series will not purchase such options unless the Advisers believe the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

     Price movements in the Series may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Advisers may be forced to liquidate portfolio securities to meet settlement obligations.

SHORT SALES "AGAINST THE BOX" - SERIES OTHER THAN MONEY MARKET SERIES

     In a short sale, a Series sells a borrowed security and has a corresponding obligation to the lender to return the identical security. A Series may engage in short sales only if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box".

     In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If a Series engages in a short sale, the collateral for the short position will be maintained by its custodian or qualified sub-custodian. While the short sale is open, a Series maintains in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Series' long position.

     The Series will not engage in short sales against the box for investment purposes. A Series may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security (or a security convertible or exchangeable for such security), or when a Series wants to sell the security at an attractive current price, but also wishes to defer recognition of gain or loss for federal income tax purposes or for purposes of satisfying certain tests applicable to regulated investment companies under the Code. In such case, any future losses in a Series' long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced depends upon the amount of the security sold short relative to the amount a Series owns. There are certain additional transaction costs associated with short sales against the box, but the Series endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

     As a non-fundamental operating policy, the Advisers do not expect that more than 40% of a Series' total assets would be involved in short sales against the box. The Advisers do not currently intend to engage in such sales.

CERTAIN OTHER OBLIGATIONS

     In order to allow for investments in new instruments that may be created in the future, a Series may, upon supplementing this Statement of Additional Information, invest in obligations other than those listed previously, provided such investments are consistent with a Series' investment objective, policies and restrictions.

RATING SERVICES

     The ratings of rating services represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, the Advisers also make their own evaluations of these securities, subject to review by the Board of Trustees of Diversified Investors Portfolios. After purchase by a Series, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Series. Neither event would require a Series to dispose of the obligation, but the Advisers will consider such an event in their determination of whether a Series should continue to hold the obligation. A description of the ratings used herein and in the Prospectus is set forth in the Appendix to this Statement of Additional Information.

     Except as stated otherwise, all investment policies and restrictions described herein are non-fundamental, and may be changed without prior shareholder approval.

                            INVESTMENT RESTRICTIONS

     The following investment restrictions are "fundamental policies" of each Series and may not be changed without the approval of a "majority of the outstanding voting securities" of the Series. "Majority of the outstanding voting securities" under the 1940 Act and as used in this Statement of Additional Information and the Prospectus, means, with respect to a Series, the lesser of (i) 67% or more of the total beneficial interests of the Series present at a meeting if the holders of more than 50% of the total beneficial interests of the Series are present or represented by proxy or (ii) more than 50% of the total beneficial interests of the Series. If a percentage or a rating restriction on investment or utilization of assets is adhered to at the time an investment is made or assets are so utilized, a later change in such percentage resulting from changes in a Series' total assets or the value of a Series' securities, or a later change in the rating of a portfolio security, will not be considered a violation of the relevant policy.

     As a matter of fundamental policy, no Series may:

          (1) borrow money or mortgage or hypothecate assets of the Series, except that in an amount not to exceed 1/3 of the current value of the Series' assets (including such borrowing) less liabilities (not including such borrowing), it may borrow money and enter into reverse repurchase agreements, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings or reverse repurchase agreements, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute;

          (2) underwrite securities issued by other persons except insofar as Diversified Investors Portfolios or a Series may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

          (3) make loans to other persons except (a) through the lending of portfolio securities and provided that any such loans not exceed 30% of the Series' total assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations or (c) by purchasing debt securities of types distributed publicly or privately;

          (4) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts), except in the ordinary course of business a Series may hold and sell portfolio real estate acquired as a result of a Series' ownership of securities;

          (5) concentrate its investments in any particular industry (excluding U.S. Government Securities), but if it is deemed appropriate for the achievement of the Series' investment objective(s), up to 25% of its total assets may be invested in any one industry (except that the

     Money Market Series reserves the right to concentrate 25% or more of its assets in obligations of domestic branches of domestic banks);

          (6) issue any senior security (as that term is defined in the 1940
     Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction; or

          (7) enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are not readily marketable (which securities would include participation interests and floating and variable rate demand obligations as to which no secondary market exists and the Series cannot exercise a demand feature on not more than seven days' notice), if, in the aggregate, more than 15% (10% in the case of the Money Market Series) of its net assets would be so invested. A Series may not invest in time deposits maturing in more than seven days.

     State and Federal Restrictions. In order to comply with certain state and federal statutes and policies each Series will not as a matter of operating policy:

        (i)   borrow money for any purpose in excess of 10% of the Series' total assets (taken at cost), except that the Series may borrow for temporary or emergency purposes up to 1/3 of its assets;
       (ii)   pledge, mortgage or hypothecate for any purpose in excess of 10% of the Series'
              net assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, reverse repurchase agreements, when-issued securities and other similar investment techniques are not considered a pledge of assets for purposes of this restriction;
      (iii)   purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;
       (iv)   invest for the purpose of exercising control or management;
        (v)   purchase securities issued by any other investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for a Series if such purchase at the time thereof would cause (a) more than 10% of the Series' total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more that 5% of the Series' total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Series; and
              provided further that a Series may not purchase any security from any open-end investment company;
       (vi)   purchase securities of any issuer if such purchase at the time thereof would cause the Series to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction;

      (vii)   purchase or retain in a Series' portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or
              Trustee of Diversified Investors Portfolios or is an officer or partner of the
              Adviser or Subadviser, if after the purchase of the securities of such issuer for a Series one or more of such persons owns beneficially more than 1/2 of 1%
              of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value;
     (viii)   invest more than 5% of a Series' net assets in warrants (valued at the lower of cost or market), but not more than 2% of a Series' net assets may be invested in warrants not listed on the New York Stock Exchange or the American Stock
              Exchange; or
       (ix)   make short sales of securities or maintain a short position (excluding short sales if the Series owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of equivalent kind and amount) if such short sales represent more than 25% of the Series' net assets (taken at market value);
              provided, however, that the value of the Series' short sales of securities
              (excluding U.S. Government Securities) of any one issuer may not be greater than
              2% of the value (taken at market value) of the Series' net assets or more than
              2% of the securities of any class of any issuer.

     Policies (i) through (ix) may be changed by the Board of Trustees of Diversified Investors Portfolios.

                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

     Portfolio changes are made without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. Therefore, the rate of portfolio turnover is not a limiting factor when changes are appropriate. Portfolio trading is engaged in for a Series if the Advisers believe that a transaction net of costs (including custodian charges) will help achieve the Series' investment objectives.

     A Series' purchases and sales of securities may be principal transactions, that is, securities may be purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases and, therefore, the Series do not anticipate paying brokerage commissions in such transactions. Any transactions for which a Series pays a brokerage commission will be effected at the best price and execution available. Purchases from underwriters of securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and the asked price.

     Allocations of transactions, including their frequency, to various dealers is determined by the Subadvisers in their best judgement and in a manner deemed to be in the best interest of the investors in a Series rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price.

     Investment decisions for a Series will be made independently from those for any other account or investment company that is or may in the future become managed by the Advisers or their affiliates. If, however, a Series and other investment companies or accounts managed by the Subadvisers are contemporaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by a Series or the size of the position obtainable for the Series. In addition, when purchases or sales of the same security for a Series and for other investment companies managed by the Subadvisers occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales. Further-more, in certain circumstances affiliates of the Subadvisers whose investment portfolios are managed internally, rather than by the Subadvisers, might seek to purchase or sell the same type of investments at the same time as a Series. Such an event might also adversely affect that Series.

DETERMINATION OF NET ASSET VALUE; VALUATION OF SECURITIES

     Beneficial interests in each Series of Diversified Investors Portfolios are issued solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the Act. of 1933 Act.

     Portfolio securities are valued on the basis of market quotations when they are readily available. Each Series values mortgage-backed and other debt securities for which market quotations are not readily available at their fair value as determined in good faith, utilizing procedures approved by the Board of Trustees of Diversified Investors Portfolios, on the basis of valuations provided either by dealers or a pricing service. Debt securities having a remaining maturity of sixty days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at cost adjusted for amortization of premiums and accretion of discounts.

     Interest rate futures contracts held by a Series are valued on the basis of closing market quotations, which are normally available daily. When market quotations are not readily available, the fair value of these contracts will be determined in good faith utilizing procedures approved by the Board of Trustees of Diversified Investors Portfolios.

     A determination of value used in calculating net asset value must be a fair value determination made in good faith utilizing procedures approved by Diversified Investors Portfolios Board of Trustees. While no single standard for determining fair value exists, as a general rule, the current fair value of a security would appear to be the amount which a Series could expect to receive upon its current sale. Some, but not necessarily all, of the general factors which may be considered in determining fair value include: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces which influence the market in which these securities are purchased and sold. Without limiting or including all of the specific factors which may be considered in determining fair value, some of the specific factors include: type of security, financial statements of the issuer, cost at date of purchase, size of holding, discount from market value, value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the securities, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

MANAGEMENT OF DIVERSIFIED INVESTORS PORTFOLIOS

     The Trustees and officers of Diversified Investors Portfolios and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Asterisks indicate those Trustees who are "interested persons" (as defined in the 1940 Act) of Diversified Investors Portfolios. Unless otherwise indicated, the address of each Trustee and officer of Diversified Investors Portfolios is 4 Manhattanville Road, Purchase, New York 10577.

           TRUSTEES AND OFFICERS OF DIVERSIFIED INVESTORS PORTFOLIOS

                                    TRUSTEES

Tom A. Schlossberg*........  President, Diversified, 10/92 to present; Executive
                             Vice President and Head of Pension Operations, Mutual Life Insurance Company of New York, 1/89 to 12/93.

Donald E. Flynn*...........  Vice President, AEGON USA, Inc., 1988 to present;
                             Executive Vice President, AEGON USA Investment Management, Inc., 1988 to present; Vice President, AEGON USA Managed Portfolios, Inc., 1988 to present.

Neal M. Jewell.............  Executive Vice President, American International
                             Group Asset Management (since November 1991); Director of Oversees Pensions, American International Group Asset Management (December 1990 to October 1991); Executive Vice President Pensions, Mutual of New York (prior to June 1989). His address is 355 Thornridge Drive, Stamford, Connecticut 06903.

Eugene M. Mannella.........  Vice President, Investment Management Services,
                             Inc. (since August 1993); Senior Vice President, Lehman Brothers Inc. (May 1986 to August 1993). His address is Two Orchard Neck Road, Center Moriches, New York 11934.

Patricia L. Sawyer.........  Executive Vice President and Director, Robert L.
                             Smith & Co. (since July 1990); Vice President, American Express (September 1988 to July 1990). Her address is 256 East 10th Street, New York, New York 10014.

                                    OFFICERS

     Mr. Schlossberg is President, Chief Executive Officer and Chairman of the Board of Diversified Investors Portfolios.

Robert F. Colby............  Secretary; Vice President and Chief Corporate
                             Counsel, Mutual Life Insurance Company of New York, 1/88 to 12/93; Vice President and General Counsel, Diversified, 11/93 to present.

Alfred C. Sylvain..........  Treasurer and Assistant Secretary; Vice President
                             and Treasurer of Diversified, 11/93 to present; Vice President, Mutual Life Insurance Company of New York, 1/88 to present.

John F. Hughes.............  Assistant Secretary; Senior Counsel, Mutual Life
                             Insurance Company of New York, 1/88 to present; Vice President and Senior Counsel, Diversified, 11/93 to present.

     The Declaration of Trust provides that the Diversified Investors Portfolios will indemnify its Trustees and officers as described below under "Description of the Trust; Fund Shares."

                          INVESTMENT ADVISORY SERVICES

     The Diversified Investment Advisors, Inc. ("Diversified") manages the assets of each Series pursuant to an Investment Advisory Agreement (the "Advisory Agreement") with Diversified Investors Portfolios with respect to that Series and the investment policies described herein and in the Prospectus. Subject to such further policies as the Diversified Investors Portfolios' Board of Trustees may determine, the Diversified provides general investment advice to each Series. For its services under each Advisory Agreement, Diversified receives from each Series fees accrued daily and paid monthly at an annual rate equal to the percentages specified in the table set forth in the Prospectus of the corresponding Series' average daily net assets.

     For each Series of Diversified Investors Portfolios, Diversified has entered into an Investment Subadvisory Agreement (each a "Subadvisory Agreement") with one or more of the subadvisers (each "Subadviser," and collectively the "Subadvisers"). It is the responsibility of a Subadviser to make the day to day investment decisions for its Series and to place the purchase and sales orders for securities transactions of such Series, subject in all cases to the general supervision of Diversified. Each Subadviser furnishes at its own expense all services, facilities and personnel necessary in connection with managing the corresponding Series' investments and effecting securities transactions for a Series.

     Each Advisory Agreement provides that Diversified or a Subadviser, as the case may be, may render services to others. Each agreement is terminable without penalty on not more than 60 days' nor less than 30 days' written notice by a Series when authorized either by majority vote of the investors in the Series (with the vote of each being in proportion to the amount of their investment) or by a vote of a majority of its Board of Trustees of Diversified Investors Portfolios, or by Diversified or a Subadviser on not more than 60 days' nor less than 30 days' written notice, as the case may be, and will automatically terminate in the event of its assignment. Each agreement provides that neither Diversified nor Subadviser nor their personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the corresponding Series, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its or their obligations and duties under the Advisory Agreement and the Subadvisory Agreement, as the case may be.

     Diversified's and Subadviser's fees are described in to the Prospectus. Diversified, if required by applicable state law, shall reimburse a Series or waive all or part of its fees up to, but not exceeding, its investment advisory fees from the Series. Such reimbursement, if required, will be equal to the combined aggregate annual expenses which exceed that expense limitation with the lowest threshold prescribed by any state in which such Series is qualified for offer or sale. Management of Diversified Investors Portfolios has been advised that the lowest such threshold currently in effect is 2 1/2% of net assets up to $30,000,000, 2% of the next $70,000,000 of net assets and 1/2% of net assets in excess of that amount.

                                 ADMINISTRATOR

     The Administrative Services Agreement between Diversified, as Administrator, and Diversified Investors Portfolios is described in the Prospectus. The agreement provides that Diversified may render services to others as administrator. In addition, the agreement terminates automatically if it is assigned and may be terminated without penalty by majority vote of the investors in Diversified Investors Portfolios (with the vote of each being in proportion to the amount of their investment). The Administrative Services Agreement also provides that neither Diversified nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in connection with any Series, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their duties or obligations under said agreements.

                          CUSTODIAN AND TRANSFER AGENT

     Pursuant to a Custodian Contract, Investors Bank & Trust Company acts as the custodian of each Series' assets (the "Custodian"). The Custodian's business address is 89 South Street, Boston, Massachusetts 02205-1537. The Custodian's responsibilities include safeguarding and controlling cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Series' investments, maintaining books of original entry for portfolio accounting and other required books and accounts, and calculating the daily net asset value of beneficial interests in each Series. Securities held by a Series may be deposited into the Federal Reserve-Treasury Department Book Entry System or the Depository Trust Company and may be held by a subcustodian bank if such arrangements are reviewed and approved by the Board of Trustees of Diversified Investors Portfolios. The Custodian does not determine the investment policies of any Series or decide which securities any Series will buy or sell. A Series may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities and foreign exchange transactions. For its services, the Custodian will receive such compensation as may from time to time be agreed upon by it and Diversified Investors Portfolios.

INDEPENDENT ACCOUNTANTS

     Coopers & Lybrand L.L.P., serves as the independent accountants for Diversified Investors Portfolios providing audit and accounting services including (i) audit of the annual financial statements, (ii) assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission and (iii) preparation of annual income tax returns.

The financial statements of Diversified Investors Portfolios included herein have been so included in reliance on the report of Coopers & Lybrand L.L.P., independent accountants, given on the authority of said firm as experts in auditing and accounting.

CAPITAL STOCK AND OTHER SECURITIES

     Diversified Investors Portfolios is organized as a trust under the law of the State of New York. Under Diversified Investors Portfolios Declaration of Trust, the Trustees are authorized to issue beneficial interest in one or more Series. Currently there are nine active Series of Diversified Investors Portfolios. Investors in a Series will be held personally liable for the obligations and liabilities of that Series (and of no other Series), subject, however, to indemnification by Diversified Investors Portfolios in the event that there is imposed upon an investor a greater portion of the liabilities and obligations of the Series than its proportionate beneficial interest in the Series. The Declaration of Trust also provides that Diversified Investors Portfolios shall maintain appropriate insurance (for example, a fidelity bond and errors and omissions insurance) for the protection of Diversified Investors Portfolios, its investors, Trustees, officers, employees and agents, and covering possible tort and other liabilities. Thus, the risk of an investor incurring financial loss on account of investor liability is limited to circumstances in which both inadequate insurance existed and Diversified Investors Portfolios itself was unable to meet its obligations.

     Investors in a Series are entitled to participate pro rata in distributions of taxable income, loss, gain and credit of their respective Series only. Upon liquidation or dissolution of a Series, investors are entitled to share pro rata in that Series' (and no other Series) net assets available for distribution to its investors. Diversified Investor Portfolios reserves the right to create and issue additional Series of beneficial interest, in which case the beneficial interests in each new Series would participate equally in the earnings, dividends and assets of that particular Series only (and no other Series). Any property of Diversified Investors Portfolios is allocated and belongs to a specific Series to the exclusion of all other Series. All consideration received by Diversified Investors Portfolios for the issuance and sale of beneficial interests in a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings and proceeds thereof, and any funds or payments derived from any reinvestment of such proceeds, is held by the Trustees of Diversified Investors Portfolios in a separate subtrust (a Series) for the benefit of investors in that Series and irrevocably belongs to that Series for all purposes. Neither a Series no investors in that Series possess any right to or interest in the assets belonging to any other Series.

     Investments in a Series have no preference, preemptive, conversion or similar rights and are fully paid and nonassessable, except as set forth below. Investments in a Series may not be transferred.

     Each investor is entitled to a vote in proportion to the amount of its investment in each Series. Investors in a Series do not have cumulative voting rights, and investors holding more than 50% of the aggregate beneficial interests in all outstanding Series may elect all of the Trustees if they choose to do so and in such event other investors would not be able to elect any Trustees. Investors in each Series will vote as a separate class except as to voting for the election of Trustees, as otherwise required by the 1940 Act, or if determined by the Trustees to be a matter which affects all Series. As to any matter which does not affect the interest of a particular Series, only investors in the one or more affected Series are entitled to vote. Diversified Investors Portfolios is not required and has no current intention of holding annual meetings of investors, but will hold special meetings of investors when in the judgment of Trustees it is necessary or desirable to submit matters for an investor vote. The Declaration of Trust may be amended without the vote of investors, except that investors have the right to approve by affirmative majority vote any amendment which would affect their voting rights, alter the procedures to amend the Declaration of Trust, or as required by law or by Diversified Investors Portfolios registration statement, or as submitted to them by the Trustees. Any amendment submitted to investors which the Trustees determine would affect the investors of any Series shall be authorized by vote of the investors of such Series and no vote will be required of investors in a Series not affected.

     Diversified Investors Portfolios or any Series may enter into a merger or consolidation, or sell all or substantially all of its assets, if approved (a) at a meeting of investors by investors representing the lesser of (i) 67% or more of the beneficial interest in the affected Series present or represented at such meeting, if investors in more that 50% of all such beneficial interests are present or represented by proxy, or (ii) more than 50% of all such beneficial interests, or (b) by an instrument in writing without a meeting, consented to by investors representing not less than a majority of the beneficial interest in the affected Series. Diversified Investors Portfolios or any Series may also be terminated (i) upon liquidation and distribution of its assets if approved by the vote of two thirds of its investors (with the vote of each being in proportion to the amount of its investment), (ii) by the Trustees by written notice to its investors, or (iii) upon the bankruptcy or expulsion of an investor in the affected Series, unless the investors in such Series, by majority vote, agree to continue the Series. Diversified Investors Portfolios will be dissolved upon the dissolution of the last remaining Series.

     The Declaration of Trust provides that obligations of Diversified Investors Portfolios are not binding upon the Trustees individually but only upon the property of Diversified Investors Portfolios and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

     The Declaration of Trust further provides that it will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with Diversified Investors Portfolios, unless, as to liability to Diversified Investors Portfolios or its investors, it is finally adjudicated that they engaged in wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of Diversified Investors Portfolios. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in wilful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

TAXATION

     Diversified Investors Portfolios is organized as a New York trust. The Trust and each Series are not subject to any income or franchise tax in the State of New York or the Commonwealth of Massachusetts. However, each investor in a Series will be taxable on its share (as determined in accordance with the governing instruments of the Trust) of the Series' ordinary income and capital gain in determining its income tax liability. The determination of such share will be made in accordance with the Code and regulations promulgated thereunder.

     Each Series, since it is taxed as a partnership, is not subject to federal income taxation. Instead, and investor must take into account, in computing its federal income tax liability, its share of the Series' income, gains, losses, deductions, credits and tax preference items, without regard to whether it has received any cash distributions from the Series.

     Withdrawals by investors from each Series generally will not result in their recognizing any gain or loss for federal income tax purposes, except that
(1) gain will be recognized to the extent that any cash distributed exceeds the basis of the investor's interest in the Series prior to the distribution, (2) income or gain will be realized if the withdrawal is in liquidation of the investor's entire interest in the Series and includes a disproportionate share of any unrealized receivables held by the Series, and (3) loss will be recognized if the distribution is in liquidation of that entire interest and consists solely of cash and/or unrealized receivables. The basis of an investor's interest in a Series generally equals the amount of cash and the basis of any property that the investor invests in the Series, increased by the investor's share of income from the Series and decreased by the amount of any cash distributions and the basis of any property distributed from the Series.

     Each Series' taxable year-end will be December 31. Although, as described above, the Series will not be subject to federal income tax, each will file appropriate income tax returns.

     It is intended that each Series' assets, income and distributions will be managed in such a way that an investor in each Series will be able to satisfy the requirements of Subchapter M of the Code.

                               HEDGING STRATEGIES

     The use of hedging strategies, such as a Series' entering into interest rate futures contracts and purchasing options thereon, involves complex rules that will determine for income tax purposes the character and timing of recognition of the income received in connection therewith. Income from the disposition of futures contracts and options thereon will be subject to the limitation that a Series must derive less than 30% of its gross income from the sale or other disposition of securities, options or futures contracts held for less than three months (the "Short-Short Limitation").

     If certain requirements are satisfied, any increase in value on a position that is part of a "designated hedge" will be offset by an decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Short-Short Limitation is satisfied. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. Each Series intends to qualify for this treatment when it engages in hedging transactions, but at the present time it is not clear whether this treatment will be available for all of a Series' hedging transactions. To the extent this treatment is not available, a Series may be forced to defer the closing out of certain options and futures contracts beyond the time when it otherwise would be advantageous to do so, in order for an investor in the Series to qualify as a Regulated Investment Company.

                                 OTHER TAXATION

     The investment by an investor in a Series does not cause the investor to be liable for any income or franchise tax in the State of New York. Investors are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Series.

                          FINANCIAL STATEMENTS OF MONY

     The financial statements of MONY that are included in this Statement of Additional Information are different from the financial statements of Keynote. The financial statements of MONY should be considered only as bearing upon the ability of MONY to meet its obligations under the Contracts and should not be considered as bearing on the investment performance of the assets held in Keynote.

                                    APPENDIX

                       BOND AND COMMERCIAL PAPER RATINGS

STANDARD & POOR'S BOND RATINGS

     A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree.

     The rating "AA" may be modified by the addition of a plus or minus sign to show relative standing within such category.

MOODY'S BOND RATINGS

     Excerpts from Moody's description of its corporate bond ratings: Aaa - judged to be the best quality, carry the smallest degree of investment risk; Aa -judged to be of high quality by all standards.

FITCH INVESTORS SERVICE BOND RATINGS

     AAA. Securities of this rating are regarded as strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, an liable to but slight market fluctuation other than through changes in the money rate. The factor last named is of importance varying with the length of maturity. Such securities are mainly senior issues of strong companies, and are most numerous in the railway and public utility fields, though some industrial obligations have this rating. The prime feature of an AAA rating is showing of earnings several times or many times interest requirements with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Other features may enter in, such as a wide margin of protection through collateral security or direct lien on specific property as in the case of high class equipment certificates or bonds that are first mortgages on valuable real estate. Sinking funds or voluntary reduction of the debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may also influence the rating.

     AA. Securities in this group are of safety virtually beyond question, and as a class are readily salable while many are highly active. Their merits are not greatly unlike those of the AAA class, but a security so rated may be of junior though strong lien--in many cases directly following an AAA security--or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to ratings by the lesser financial power of the enterprise and more local type of market.

STANDARD & POOR'S COMMERCIAL PAPER RATINGS

     A is the highest commercial paper rating category utilized by S&P, which uses the numbers 1+, 1, 2 and 3 to denote relative strength within its A classification. Commercial paper issues rated A by S&P have the following characteristics: Liquidity ratios are better than industry average. Long-term debt rating is A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management.

A-1 MOODY'S COMMERCIAL PAPER RATINGS

     Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

FITCH-1, FITCH-2, DUFF 1 AND DUFF 2 COMMERCIAL PAPER RATINGS

     Commercial paper rated "Fitch-1" is considered to be the highest grade paper and is regarded as having the strongest degree of assurance for timely payment. "Fitch-2" is considered very good grade paper and reflects an assurance of timely payment only slightly less in degree than the strongest issue.

     Commercial paper issues rate "Duff 1" by Duff & Phelps, Inc. have the following characteristics: very high certainty of timely payment, excellent liquidity factors supported by strong fundamental protection factors, and risk factors which are very small. Issues rated "Duff 2" have a good certainty of timely payment, sound liquidity factors and company fundamentals, small risk factors, and good access to capital markets.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of the
Mutual Life Insurance Company of New York and the
Contractholders of Keynote Series Account:

     We have audited the accompanying statements of assets and liabilities of the Money Market, Intermediate Government Bond, Government/Corporate Bond, Balanced, Equity Income, Equity Growth and Calvert Subaccounts (seven of the subaccounts constituting the Keynote Series Account) ("Keynote") as of December 31, 1996, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of Keynotes' management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective Subaccounts' included herein, constituting Keynote Series Account as of December 31, 1996, the results of their operations and the changes in their net assets for the periods referred to above, in conformity with generally accepted accounting principles.

                                          COOPERS & LYBRAND L.L.P.

New York, New York
February 11, 1997

                             KEYNOTE SERIES ACCOUNT

                      STATEMENTS OF ASSETS AND LIABILITIES

                      FOR THE YEAR ENDED DECEMBER 31, 1996

                                               DIVERSIFIED INVESTORS PORTFOLIOS
                        ------------------------------------------------------------------------------
                                     INTERMEDIATE  GOVERNMENT/
                          MONEY      GOVERNMENT     CORPORATE                   EQUITY        EQUITY
                          MARKET        BOND          BOND        BALANCED      INCOME        GROWTH      CALVERT
                        SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                        ----------   -----------   -----------   ----------   -----------   ----------   ----------
ASSETS:
Investment in the
  Funds, at value
  (Notes 1 and 2).....   $844,530     $ 680,739     $ 515,059    $3,846,819   $12,927,563   $7,153,650    $472,440
Receivable for
  purchase
  of units............        931           334         1,250         3,415         6,238       10,773         450
Receivable from MONY..     10,444            --            --            --        29,413       98,656          --
                         --------      --------      --------    ----------   -----------   ----------    --------
          Total
            assets....    855,905       681,073       516,309     3,850,234    12,963,214    7,263,079     472,890
                         --------      --------      --------    ----------   -----------   ----------    --------
LIABILITIES:
Payable for sale of
  units...............         --            --            --           259         1,152        7,027          --
Accrued expenses......     10,959           537           404         3,018        39,373      103,410         372
                         --------      --------      --------    ----------   -----------   ----------    --------
          Total
         liabilities..     10,959           537           404         3,277        40,525      110,437         372
                         --------      --------      --------    ----------   -----------   ----------    --------
          Net assets
          attributable
            to annuity
     contractholders..   $844,946     $ 680,536     $ 515,905    $3,846,957   $12,922,689   $7,152,642    $472,518
                         ========      ========      ========    ==========   ===========   ==========    ========
Accumulation units....     56,311        47,901        25,670       156,241       489,820      237,959      25,095
                         ========      ========      ========    ==========   ===========   ==========    ========
Unit value............   $  15.00     $   14.21     $   20.10    $    24.62   $     26.38   $    30.06    $  18.83
                         ========      ========      ========    ==========   ===========   ==========    ========

                       See notes to financial statements.

                             KEYNOTE SERIES ACCOUNT

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1996

                                                  DIVERSIFIED INVESTORS PORTFOLIOS
                            -----------------------------------------------------------------------------
                                         INTERMEDIATE  GOVERNMENT/
                              MONEY      GOVERNMENT     CORPORATE                   EQUITY       EQUITY
                              MARKET        BOND          BOND        BALANCED      INCOME       GROWTH      CALVERT
                            SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                            ----------   -----------   -----------   ----------   ----------   ----------   ----------
Investment income:
Allocated net investment
  income (loss) from
  Diversified Investors
  Portfolios (Note 2).....   $ 44,397     $  38,004     $  30,848     $115,963    $  376,790   $  (24,023)   $     --
Dividend income (Note
  2)......................         --            --            --           --            --           --      10,239
                              -------      --------      --------     --------    ----------   ----------     -------
          Total investment
            income
            (loss)........     44,397        38,004        30,848      115,963       376,790      (24,023)     10,239
                              -------      --------      --------     --------    ----------   ----------     -------
Expenses: (Note 3)
  Mortality and expense
     risk.................      7,886         6,103         4,427       30,865       121,396       55,133       3,379
  Less expenses reimbursed
     by MONY..............      2,614            --            --           --        24,105       25,844          --
                              -------      --------      --------     --------    ----------   ----------     -------
  Net expenses............      5,272         6,103         4,427       30,865        97,291       29,289       3,379
                              -------      --------      --------     --------    ----------   ----------     -------
Net investment income
  (loss)..................     39,125        31,901        26,421       85,098       279,499      (53,312)      6,860
                              -------      --------      --------     --------    ----------   ----------     -------
Realized and unrealized
  gains (losses) on
  investments (Note 2)
  Net realized gains
     (losses) on
     investments..........        (38)       (4,321)         (907)     371,395       614,061    1,667,681      31,681
  Net change in unrealized
     appreciation
     (depreciation) on
     investments..........         --       (10,125)      (12,033)      63,377     1,282,153     (596,767)      4,906
                              -------      --------      --------     --------    ----------   ----------     -------
  Net realized and
     unrealized gains
     (losses) on
     investments..........        (38)      (14,446)      (12,940)     434,772     1,896,214    1,070,914      36,587
                              -------      --------      --------     --------    ----------   ----------     -------
Net increase in net assets
  resulting from
  operations..............   $ 39,087     $  17,455     $  13,481     $519,870    $2,175,713   $1,017,602    $ 43,447
                              =======      ========      ========     ========    ==========   ==========     =======

                       See notes to financial statements.

                             KEYNOTE SERIES ACCOUNT

                      STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 1996

                                                   DIVERSIFIED INVESTORS PORTFOLIOS
                             ----------------------------------------------------------------------------
                                          INTERMEDIATE GOVERNMENT/
                               MONEY      GOVERNMENT   CORPORATE                   EQUITY        EQUITY
                               MARKET        BOND         BOND       BALANCED      INCOME        GROWTH      CALVERT
                             SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                             ----------   ----------   ----------   ----------   -----------   ----------   ----------
From operations:
  Net investment income
     (loss)................   $ 39,125     $ 31,901     $ 26,421    $   85,098   $   279,499   $  (53,312)   $  6,860
  Net realized gains
     (losses) on
     investments...........        (38)      (4,321)        (907)      371,395       614,061    1,667,681      31,681
  Net change in unrealized
     appreciation
     (depreciation) on
     investments...........         --      (10,125)     (12,033)       63,377     1,282,153     (596,767)      4,906
                              --------     --------     --------    ----------   -----------   ----------    --------
  Net increase in net
     assets resulting from
     operations............     39,087       17,455       13,481       519,870     2,175,713    1,017,602      43,447
                              --------     --------     --------    ----------   -----------   ----------    --------
From unit transactions
  (Note 4):
  Net proceeds from the
     issuance of units.....    370,991       46,617      138,465       766,044     2,341,587    1,972,865     154,841
  Net asset value of units
     redeemed..............   (397,562)     (79,793)    (111,135)     (533,262)   (4,445,437)    (991,157)    (48,761)
                              --------     --------     --------    ----------   -----------   ----------    --------
  Net increase (decrease)
     in net assets from
     unit transactions.....    (26,571)     (33,176)      27,330       232,782    (2,103,850)     981,708     106,080
                              --------     --------     --------    ----------   -----------   ----------    --------
Net increase (decrease) in
  net assets...............     12,516      (15,721)      40,811       752,652        71,863    1,999,310     149,527
Net assets:
  Beginning of year........    832,430      696,257      475,094     3,094,305    12,850,826    5,153,332     322,991
                              --------     --------     --------    ----------   -----------   ----------    --------
  End of year..............   $844,946     $680,536     $515,905    $3,846,957   $12,922,689   $7,152,642    $472,518
                              ========     ========     ========    ==========   ===========   ==========    ========
Units outstanding beginning
  of year..................     58,026       50,325       24,207       145,593       571,730      201,470      19,147
Units issued during year...     25,172        3,364        7,138        34,195        97,638       71,367       8,710
Units redeemed during
  year.....................    (26,887)      (5,788)      (5,675)      (23,547)     (179,548)     (34,878)     (2,762)
                              --------     --------     --------    ----------   -----------   ----------    --------
Units outstanding end of
  year.....................     56,311       47,901       25,670       156,241       489,820      237,959      25,095
                              ========     ========     ========    ==========   ===========   ==========    ========

                       See notes to financial statements.

                             KEYNOTE SERIES ACCOUNT

                      STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 1995

                                                 DIVERSIFIED INVESTORS PORTFOLIOS
                          ------------------------------------------------------------------------------
                                       INTERMEDIATE GOVERNMENT/
                            MONEY      GOVERNMENT   CORPORATE                    EQUITY        EQUITY
                            MARKET        BOND         BOND       BALANCED       INCOME        GROWTH       CALVERT
                          SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                          ----------   ----------   ----------   -----------   -----------   -----------   ----------
From operations:
  Net investment income
     (loss).............     $51,191   $   77,103   $   44,151   $   150,734   $   378,026   $   (26,315)  $    9,392
  Net realized gains
     (losses) on
     investments........         (26)       4,194        2,823       270,599       135,455       278,119      118,534
  Net increase in
     unrealized
     appreciation on
     investments........          --      114,939       86,758       794,247     3,770,853       998,205      150,725
                          ----------   ----------   ----------   -----------   -----------   -----------   ----------
  Net increase in net
     assets resulting
     from operations....      51,165      196,236      133,732     1,215,580     4,284,334     1,250,009      278,651
                          ----------   ----------   ----------   -----------   -----------   -----------   ----------
From unit transactions
  (Note 4):
  Net proceeds from the
     issuance of
     units..............   1,078,472      227,488      336,269     1,555,267     3,106,742     3,338,367      436,495
  Net asset value of
     units redeemed.....  (2,742,151)  (9,139,807)  (2,097,303)  (12,384,361)  (30,545,949)  (20,974,543)  (4,216,432)
                          ----------   ----------   ----------   -----------   -----------   -----------   ----------
  Net decrease in net
     assets from unit
     transactions.......  (1,663,679)  (8,912,319)  (1,761,034)  (10,829,094)  (27,439,207)  (17,636,176)  (3,779,937)
                          ----------   ----------   ----------   -----------   -----------   -----------   ----------
Net decrease in net
  assets................  (1,612,514)  (8,716,083)  (1,627,302)   (9,613,514)  (23,154,873)  (16,386,167)  (3,501,286)
Net assets:
  Beginning of year.....   2,444,944    9,412,340    2,102,396    12,707,819    36,005,699    21,539,499    3,824,277
                          ----------   ----------   ----------   -----------   -----------   -----------   ----------
  End of year...........    $832,430   $  696,257   $  475,094   $ 3,094,305   $12,850,826   $ 5,153,332   $  322,991
                          ==========   ==========   ==========   ===========   ===========   ===========   ==========
Units outstanding
  beginning of year.....     179,143      768,905      125,870       762,735     2,135,776       994,859      291,806
Units issued during
  year..................      77,179       17,854       19,018        83,977       165,063       146,476       30,571
Units redeemed during
  year..................    (198,296)    (736,434)    (120,681)     (701,119)   (1,729,109)     (939,865)    (303,230)
                          ----------   ----------   ----------   -----------   -----------   -----------   ----------
Units outstanding end of
  year..................      58,026       50,325       24,207       145,593       571,730       201,470       19,147
                          ==========   ==========   ==========   ===========   ===========   ===========   ==========

                       See notes to financial statements.

                             KEYNOTE SERIES ACCOUNT

                         NOTES TO FINANCIAL STATEMENTS

 1. ORGANIZATION AND BUSINESS

     Keynote Series Account ("Keynote") is a separate investment account established on December 16, 1987 by The Mutual Life Insurance Company of New York ("MONY") under the laws of the State of New York.

     Keynote operates as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"). Keynote holds assets that are segregated from all of MONY's other assets and, at present, is used as an investment vehicle under certain tax-deferred annuity contracts issued by MONY to fund retirement plans maintained by certain not-for-profit and other organizations ("Group Plans"). MONY is the legal holder of the assets in Keynote.

     There are currently seven subaccounts within Keynote which are available to contractholders of Group Plans. Six of the subaccounts invest in a corresponding portfolio of Diversified Investors Portfolios (the "Portfolios") and the seventh subaccount invests in Calvert Responsibly Invested Balanced Portfolio, a series of Acacia Capital Corporation ("Calvert") (collectively the "Funds"). The respective financial statements of the Funds are contained elsewhere in this report.

     At December 31, 1996, each of the subaccounts' investment in the corresponding Portfolios was as follows:

                                                           PERCENTAGE INVESTMENT
                               SUBACCOUNT                      IN PORTFOLIO
                -----------------------------------------  ---------------------
                Money Market.............................           0.46%
                Intermediate Government Bond.............           0.66
                Government/Corporate Bond................           0.16
                Balanced.................................           1.45
                Equity Income............................           1.35
                Equity Growth............................           2.39

 2. SIGNIFICANT ACCOUNTING POLICIES

  A. Investments:

     The investment by Keynote in the Portfolios reflects Keynote's proportionate interest in the net assets of each of the Portfolios. The investment in shares of Calvert is stated at net asset value. The Keynote subaccount that invests in Calvert records its security transactions at the prior day's ending net asset value per share. Valuation of the securities held in each of the Portfolios is discussed in Note 2A of the Portfolios' Notes to Financial Statements which are included elsewhere in this report. A description of the portfolio valuation policy for Calvert can be found in Note A of its financial statements contained elsewhere in this report.

  B. Investment Income:

     Each Keynote subaccount earns income, net of expenses, daily on its investment in the corresponding Portfolio. All of the net investment income and realized and unrealized gains and losses from the security transactions of the corresponding Portfolios are allocated pro rata among the investors at the time of such determination. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investments sold are determined on the basis of identified cost.

  C. Federal Income Taxes:

     The operations of Keynote form a part of, and are taxed with, the operations of MONY. MONY does not expect, based upon current tax law, to incur any income tax upon the earnings or realized

                             KEYNOTE SERIES ACCOUNT

  C. Federal Income Taxes (Continued):
capital gains attributed to Keynote. Based upon this expectation, no charges are currently being deducted from Keynote for federal income tax purposes.

  D. Other:

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 3. FEES AND TRANSACTIONS WITH AFFILIATES

     Daily charges to Keynote for mortality and expense risks assumed by MONY are computed at an annual rate of 0.90%; however, MONY reserves the right to charge maximum fees of 1.25% upon notice.

     MONY has voluntarily undertaken to waive expenses of the Money Market Subaccount, to the extent necessary, to limit the expenses (other than mortality and expense risk charges) to 0.10% of average net assets. Effective June 24, 1994, MONY has voluntarily undertaken to waive expenses of the Equity Income and Equity Growth Subaccounts, to the extent necessary, to limit the expenses (other than mortality and expense risk charges) to 0.46% and 0.50%, respectively, of their average net assets. MONY reserves the right to raise this limit upon notice.

 4. GROUP PLAN ASSUMPTIONS

     On December 31, 1993, MONY entered into an agreement with AUSA Life Insurance Company, Inc. ("AUSA"), a wholly owned subsidiary of AEGON, USA, pursuant to which the Group Plans may be transferred through assumption reinsurance to AUSA. Subject to receipt of any necessary state insurance department approvals and authorizations, each Group Plan contractholder receives materials relating to this assumption. The assumption reinsurance of any Group Plan to AUSA will result in the transfer of the applicable assets out of Keynote and into a corresponding separate account of AUSA. Assets transferred to AUSA pursuant to this assumption reinsurance transaction for the years ended December 31, 1996 and 1995, were as follows:

                            SUBACCOUNTS                       1996 AMOUNT   1995 AMOUNT
        ----------------------------------------------------  -----------   -----------
        Money Market........................................  $  216,407    $ 1,867,363
        Intermediate Government Bond........................      10,488      8,782,763
        Government/Corporate Bond...........................      18,592      1,841,524
        Balanced............................................      14,962     11,617,343
        Equity Income.......................................   2,378,391     29,614,226
        Equity Growth.......................................     136,247     19,543,177
        Calvert.............................................       4,201      3,908,172
                                                              ----------    -----------
                                                              $2,779,288    $77,174,568
                                                              ==========    ===========

The amounts related to these assumptions are reflected as redemptions in the Statements of Changes in Net Assets.

                           ECONOMIC AND MARKET REVIEW

     Economy The pace of the nation's economic growth slowed in the second half of 1996. Final third quarter Gross Domestic Product was revised downward to 2.1% from the previous estimate of 3.2%. While growth for the entire year is expected to be above the Federal Reserve's targeted range of 2.0-2.25%, the moderate growth in the second half of the year seems to have calmed the bond market. Inflation as measured by both the Consumer Price and Producer Price Indices remained under control despite some volatility attributable to the food and energy components. As a result, the Federal Reserve left interest rates unchanged at its November and December Federal Open Market Committee meetings.

     The economy is growing at a moderate pace and inflation remains subdued. As we enter 1997, the debate continues as to whether the economy and inflation are accelerating, and the Federal Reserve needs to tighten; or whether the economy is slowing, and the Federal Reserve needs to begin easing to avoid a recession in 1997. We believe that economic growth and inflation may pick up during 1997. This could result in higher interest rates as we move into the second quarter and a possible Federal Reserve tightening.

     Bonds Long term interest rates started the quarter at 6.92%. In October and November the bond market rallied as interest rates fell across most of the yield curve. The long bond fell to 6.36%, a drop of 56 basis points. The catalysts for the rally were an economy demonstrating moderate growth, accommodating Federal policy, and the maintenance of political balance between Congress and the White House. The rally ended in December as interest rates rose and the long bond finished the quarter at 6.64%. The decline was prompted by investors who felt that the market had moved to an over bought level. For the quarter, the Lehman Brothers Government/Corporate Index rose 3.1% to finish the year with a return of 2.9%.

     Long term interest rates should remain within a range of 6 1/4% to 7% until there is more evidence that economic growth is either accelerating or slowing significantly. If the economy slows, bonds will rally as rates drop below the 6% level toward 5% to 5 1/2%. A more likely scenario is for growth and inflation to pick up into the second quarter with the Fed eventually tightening. Bonds will decline as rates move above 7%. Bonds should then rally later in the year as higher rates slow economic activity.

     Stocks U.S. stocks, as measured by the S&P 500 Index, returned a strong 8.3% in the fourth quarter, bringing the return for 1996 to 22.7%. The robust performance by the market over the past two calendar years has only been matched twice during the past 50 years. The rapid movement in the market during the fourth quarter was brought about by generally better than expected earnings reports for the prior quarter, a declining interest rate environment, and large amounts of cash flowing into equity mutual funds.

     The stock market should continue its upward momentum in early 1997 as the economy grows moderately and interest rates remain stable. Large cap stocks should continue to lead the market while international equities lag. Small cap stocks could bounce back after their sluggish performance in the second half of 1996. As the stock market rallies to more overvalued levels, it becomes increasingly more vulnerable to earnings disappointments. Only a moderately growing economy with low inflation and steady to slightly declining interest rates can sustain a prolonged stock market rally in 1997. More likely stronger growth will unfold in about the second quarter and will result in a moderate correction in the stock market.

                             MONEY MARKET PORTFOLIO

     The Federal Reserve appears to have been very pleased with the soft landing of the economy in 1996 that resulted from their interest rate changes in 1995. With the one last tweak of interest rates in early 1996, placing the Fed Funds rate at 5.25%, the Federal Reserve has sat back and watched the economy show overall moderate growth through the past year. Employment and wages remain strong, but have not skyrocketed out of control. Consumers have generally been restrained although somewhat more optimistic in their buying patterns this year as housing sales were sluggish until rates dropped toward the end of 1996, and as consumers made only moderate increases in Christmas purchases.

     The economy continues on its relatively steady moderate growth path. Federal Reserve members are watching closely for a turn in the economy one way or the other but overall, they seem to be relatively happy with the current economic course. With no pitfalls in sight, we expect the Fed to remain steady with interest rates through most of 1997. Late 1997 data may provide information that will lead to a very modest change in interest rates as another pre-emptive move by the Fed.

     The interest rate curve remains relatively flat. Investors are predicting a steady course in interest rates by the Federal Reserve. We are therefore generally running an average portfolio maturity of 45 days, while taking advantage of market anomalies that periodically occur in one particular maturity or another. At 12/31/96, the average maturity was 35 days, shorter than usual to take advantage of the year end spike in short maturity interest rates.

     The Portfolio continues to be invested in high quality short-term instruments, principally commercial paper. Our investment strategy is to emphasize purchases of 30-90 day maturities to provide flexibility to respond to any changes in the market place without sacrificing current income. The 30-day and 7-day current yields of the Portfolio were 5.18% and 5.19%, respectively as of December 31, 1996, after changes imposed by the Portfolio. Of course, past performance does not guarantee future investment results.

     Investments made in the Money Market Portfolio are not insured nor guaranteed by the U.S. government. There is no assurance that the Portfolio will maintain a steady net asset value.

                          HIGH QUALITY BOND PORTFOLIO

     High Quality Bond investors surely saved the best for last in 1996 as the Portfolio enjoyed its highest quarterly returns of the year. The Merrill Lynch 1-3 Year Treasury Index posted a solid 1.9% return for the three month period, helping to boost one year returns to 5%. The High Quality Bond Portfolio outperformed the benchmark every quarter in 1996, culminating in a 5.5% return for the year.

     October opened the quarter with rising bond prices. Leading economic indicators released during the month suggested a slowdown in economic activity and benign inflation at both the producer and consumer levels, supporting the bond market's rally. Economic indicators included an unexpectedly weak employment report, lower employment costs, and declining housing starts, all contributing to lower yields by the end of October.

     The bond market viewed November's Election Day results favorably, as the Democrats retained the White House, and Republicans held their majorities in the House and Senate. Bond investors hoped the political mix would yield continued slow growth and benign inflation, a mix that has worked nicely for bonds. Investors were not disappointed as the continued slow growth/benign inflation scenario fostered rising bond values. November's economic indicators reported a slowdown in retail sales, a tame Consumer Price Index (CPI) report, and a fifth straight month of declining existing home sales, driving yields down further.

     December dampened the bond market's spirit. Federal Reserve Chairman Alan Greenspan opened the month suggesting that values of U.S. assets were too high, leaving investors worried about possible Federal Reserve tightening. Reports of brisk holiday sales early in December suggested signs of accelerated economic activity, forcing yields higher. Although the Federal Open Market Committee
(FOMC) left rates unchanged at its December 17th meeting, several month-end indicators pointed towards accelerated growth. Higher than expected consumer confidence, combined with a sharp resurgence of existing and new home sales, contributed to lower bond prices by month end, dampening an overall positive quarter.

                                      F-8A

                     INTERMEDIATE GOVERNMENT BOND PORTFOLIO

     Bonds, as measured by the Lehman Brothers Intermediate Government Index, gained 2.3% for the three month period ending December 31, the highest calendar quarterly return in 1996. The total return for bonds for the year ended December 31, 1996 was 4.1%. In contrast to last year, shorter-term securities generally outperformed longer-term issues, which were much more affected by the rise in interest rates over the period. Much of the performance in the fourth quarter could be attributed to falling interest rates in October and November. There was a back-up in rates in December due to renewed fears that strong economic activity would be followed by a pick-up in inflation.

     The quarter began on a positive note for bond investors, as much of the data released in October measuring levels of economic activity indicated a continued slowing from the rapid advance of the second quarter. Reports on new job creation, which probably raised inflation concerns among bond traders more than any other indicator throughout the year, were far weaker than anticipated. Moreover, closely watched measures of employment costs were lower as well. Together with a drop in consumer confidence levels and slower home sales, bonds in this sector had their best one month return since May, 1995. November was similar in that generally weaker than expected economic data, coupled with favorable inflation readings, pushed bond yields down, resulting in solid returns for the month. December, however, was not as positive as the previous two months. Bonds in most sectors posted negative returns. Many of the economic releases in the last few weeks of the year pointed toward a possible rebound in activity. Although inflation indicators remained within expectations, many bond traders feared the prospect of stronger growth would finally cause inflation to become a problem in the future.

     The Portfolio maintained a duration slightly shorter than that of its benchmark, the Lehman Intermediate Government Bond Index, throughout the fourth quarter of this year. It is expected to be managed to a duration close to that of its benchmark over the near term. The Portfolio will continue to eliminate credit risk by seeking and holding only high quality Government issues.

                      GOVERNMENT/CORPORATE BOND PORTFOLIO

     Although there were significant moves in bond yields this quarter, the market did not experience the same day-to-day volatility associated with the third quarter of 1996. Except for the very shortest maturities, bond prices ended this period higher than where they started, which translated into positive returns for investors. Bonds in the Lehman Brothers Government/Corporate Index gained 3.1% for the three months ending December 31, bringing the total return for 1996 to 2.9%. Returns in October and November were responsible for all of this quarter's gain, as stronger than expected economic reports in December caused the market to see negative returns.

     Early in the quarter, the bond market continued a rally that began when the Federal Open Market Committee (FOMC), the policy arm of the Federal Reserve Bank, decided to leave interest rates unchanged at their September meeting. Bond prices were bid higher as traders believed the long awaited, but never enacted, bump-up in rates by the Fed would not happen this year. A hands-off policy by the Federal Reserve, coupled with lackluster economic data, suggested slower growth in the months ahead. October returns were the strongest in sixteen months. In November, the market again saw weaker than expected employment reports, lower consumer confidence levels, and no rebound in retail sales figures. No increase in interest rates at the November FOMC meeting and strong foreign demand for U.S. fixed income securities completed the picture, so that bonds again had solid returns. There seemed, however, to be a dramatic turnaround in market sentiment in December. Indicators on housing, employment, and consumer confidence were all reported higher than anticipated. Continued favorable inflation readings and a decision to leave rates unchanged at the Federal Reserve's December meeting couldn't reverse the trend toward higher bond yields. Returns for the month were negative due to concerns the tight labor markets could result in wage inflation.

                                      F-8B

     The Portfolio benefited from its overweighting of corporate issues relative to the Index during the period. Generally, Government issues were not able to match the returns of most of the corporate sectors. The Portfolio was maintained at about the same duration as its benchmark index during the quarter, but may extend relative to the benchmark should yields climb to levels where these bonds could be considered undervalued.

                           HIGH YIELD BOND PORTFOLIO

     As measured by the Salomon Brothers Cash Pay Index, the high yield bond market returned 3.7% for the fourth quarter of 1996, beating most other fixed income indices. For the year, bonds in this sector gained over 10%, more than doubling the return of most investment-grade bond measures. Heavy investor demand and a benign economic backdrop supported the advance. Credit quality had a noticeable impact on return for the quarter. BB-rated issues returned 4.4%, outperforming both the lower quality B's (3.9%), and lower rated CCC's (-3.1%) during the period.

     Despite the compression of spreads during the year, demand for high yield securities remains strong. Faced with an aging bull market in stocks and a shortage of high income alternatives, investors have poured cash into high yield mutual funds at an unparalleled rate. More new monies flowed into high yield market this year than in any other year. Heavy investor demand and secular low interest rates have also spurred new high yield issuance into record territory, with $80 billion of new issues this year. Investor uncertainty regarding the economy, stocks, and interest rates continues to benefit the high yield bond market. While individuals in need of high income remain the market's core constituency, both retail and institutional investors are increasingly embracing high yield as a refuge. These bonds offer equity-like returns, but have risk characteristics closer to investment grade debt issues. With a yield roughly comparable to the long term return on common stocks, low correlation to the broad stock and bond markets, and a roster of names familiar in most households, the market is entering the mainstream of investment alternatives. The high yield market has grown in size from $220 billion in 1991 to about $400 billion as of year end. These issues now comprise 25% of the total corporate bonds outstanding.

     The outlook for the high yield market remains positive, particularly relative to other fixed income investments. Investor demand for these securities is likely to remain strong, especially in light of the recent volatility of the broader stock and bond markets. The Portfolio remains defensively positioned with respect to industry exposure, and slightly overweighted in top tier BB rated issues relative to the Salomon Index.

                               BALANCED PORTFOLIO

     Balanced portfolios, as measured by a 60/40 mix of the S&P 500 and the Lehman Government/Corporate Index, posted their highest quarterly returns of the year of 6.3%. Bonds had their strongest return in 1996 due to perceptions of slowing growth and continued favorable inflation readings over the period. Equity returns, however, were clearly the determining force for the strong gain in the Index. As has been true for most of the year, stocks were helped by low levels of interest rates over the period and a healthy growth in corporate profits.

     Asset allocation and equity sector returns had the greatest impact on the quarterly results of the Balanced Fund. The Portfolio increased its equity exposure throughout the quarter. This helped performance relative to the Index in a period in which equities outperformed bonds. The Portfolio finished the year with a 62% weighting in stocks, slightly higher than the benchmark's 60%.

     Although the S&P 500 returned 8.4% for the quarter, financial and technology issues gained 13.5% and 13.1% respectively. Financial institutions, like banks, were positively impacted by lower interest rates over the last three months. However, bank shares were bid higher more due to their improved balanced sheets, solid dividend and earnings growth, and the reduction in loan losses. The Balanced

                                      F-8C

Portfolio was equally weighted versus the Index in this sector. Individual issues that did well within the Portfolio during the quarter included Travelers (23.5%) and Citicorp (14.2%).

     Technology, up 40%, was the best performing sector of the market this year. This industry continues to benefit from soaring demand, as companies are more determined than ever to increase productivity. More than 50% of capital spending by businesses is now technology related. The Portfolio was slightly underweighted versus the Index over the quarter. However, impressive returns of individual issues helped the technology sector to an overall 14.1% gain over the past three months, with Nokia Corp. (30.2%) and International Business Machines (22%) leading the way.

                            EQUITY INCOME PORTFOLIO

     In the fourth quarter, equity income investing, as measured by the Lipper Equity Income Index, posted its best results for the year with a total return of about 7.5%. This puts the total return for the past year at 17.9% and brings performance over the past two years to about 53%. The Index thus enjoyed its best two year period since 1981-1982 when it returned over 60%. However, as in 1995, these more conservative equity strategies failed to beat the rapidly advancing S&P 500 Index, which returned 23.3% for the year. The key factors behind the market's advance in the fourth quarter were declining interest rates, fairly strong corporate profits, and election results which preserved the political status quo in Washington.

     Fourth quarter performance of the Equity Income Portfolio was most influenced by the technology, energy, and cyclical sectors. The technology sector was a source of weakness due to a lack of exposure to some of the sector's best performing industries, such as networking and software companies. It is difficult to reconcile these types of holdings with the Portfolio's yield oriented, value strategy, inasmuch as these industries predominantly contain growth companies which pay little or no dividends.

     The energy sector of the Portfolio underperformed due to stock selection. Holdings in this area are biased toward oil and oil service companies, such as Mobil, Chevron, and McDermott International, which were negatively impacted by company specific news. Mobil underperformed following reports that declining prices for some of its key chemical products, and shutdowns at several U.S. refineries hurt earnings. Chevron, also hurt by lower chemical prices suffered a decline in refining profits last quarter. McDermott International shares fell after the company said it expects to report a fiscal second quarter loss and could cut its dividend. This company has since been eliminated from the Equity Income Portfolio.

     The cyclical sector enhanced total return, as holdings in auto and rail stocks rallied sharply. General Motors and Chrysler were both up over 16%. Both companies announced that third quarter profits more than doubled and easily topped analyst expectations. Conrail stock appreciated about 40% due to its pending merger with CSX and was the Portfolio's best performer.

                             EQUITY VALUE PORTFOLIO

     Value investing, as measured by the Russell 1000 Value Index, performed well in the fourth quarter by posting a 9.8% return. This capped-off a very strong year as the Index returned 21.6%. The quarter's strong result was largely attributable to the energy, utility and finance sectors, which comprise approximately 60% of the Index's total weight. The energy stocks benefited from the rising cost of crude oil and from generally better than expected earnings from oil producers and service companies. Investors believe that increased global demand will add to already strong profit growth. The utility and finance sectors, which tend to be very interest rate sensitive, ascended due to falling bond yields. The finance sector also was aided by brokerage and investment firms, which posted strong earnings.

     Performance of the Portfolio was enhanced by the utility and consumer non-cyclical sectors, while the basic industry and consumer cyclical sectors detracted from the quarter's performance. The utility

                                      F-8D
sector returned approximately 13% for the Portfolio and was the best performer for the quarter. The primary determinants were telephone stocks which bounced back after underperforming the previous nine months. In an environment where interest rates are falling, the dividend yield is enhanced making these stocks very attractive to investors. In addition, Federal regulators moved to allow the regional telephone companies to continue levying access charges on long distance providers. Stocks which directly contributed were AT&T Corp., NYNEX Corp., and GTE Corp.

     The consumer non-cyclical sector, dominated by health care related companies such as HMO's, ethical drug companies and acute care providers, benefited from the November election as Washington was kept status-quo. A Republican controlled Congress makes any kind of health care reform less likely. Now that such a reform is put to rest, investors are confident that managed care providers will be able to raise premiums more easily and spend less on care, ultimately helping the bottom line.

     The basic industry sector has not had the ability to raise prices and is also ailing from unsatisfactory levels of demand. Moreover, profits are being squeezed as rising cost of raw materials, particularly sources of energy, are causing profit margins to fall. The consumer cyclical sector fell prey to expectations that economic growth will continue to slow. Retailing in particular detracted from sector returns since holiday sales were not as robust as originally anticipated.

                           GROWTH & INCOME PORTFOLIO

     Growth & Income investors generally saw their best returns of the year in the fourth quarter. The Lipper Growth & Income Index returned 7.8% for the quarter and finished the year with a total return of over 20%. This marks only the fourth time in the Index's 25 year history that it has gained over 20% for two consecutive calendar years. Additionally, 1996 results compared favorably with other investment styles, as measured by the Lipper Equity Income, Growth, and Small Company Indices. One of the key factors in the relative strength of Growth & Income funds in general was uncertainty over the state of the economy, bringing investors' focus towards larger companies with stable earnings growth. Typically, these companies are prominently represented in Growth & Income funds. In the fourth quarter, the advance of the equity markets could be attributed to an accommodative Federal Reserve, good earnings reports, and election results which preserved the political balance in Washington.

     Fourth quarter performance of the Growth & Income Portfolio was mixed as weakness in the non-cyclical sector was mitigated by strength in the Portfolio's basic industry and financial stocks. The non-cyclical area was hurt by stock selection because company specific news on some larger holdings (Clorox and Nike) was viewed unfavorably by investors. Clorox announced that it plans to finance its proposed acquisition of Armor All Products with debt issuance. Some felt that this may hurt its earnings somewhat in the near term. Nike shares failed to keep pace with the market. Some analysts lowered their estimates for fiscal second quarter earnings because of rising the company's operating costs. Nike recently signed golf sensation Tiger Woods to a multimillion dollar endorsement contract and also opened a new NikeTown store.

     The basic industry sector was a source of value added. This can be attributed to Putnam's strict growth criterion steering the Portfolio away from the area's worst performing industries. The Portfolio had essentially no exposure to specialty chemical and/or forest product stocks which were both generally weak due to poor prospects for earnings growth. Finance stocks within the Portfolio were particularly strong returning about 15% as a group. This sector was led by money center banks such as BankAmerica and Citicorp which both outperformed. These issues continue to benefit from stronger than anticipated earnings and the positive sentiment created by declining interest rates.

                            EQUITY GROWTH PORTFOLIO

     Growth Fund investing, as measured by the Lipper Growth Fund Index, finished the year strongly with a fourth quarter total return of 5.8%. This brings performance for all of 1996 to 17.5%. This performance is generally in line with the 19.5% average return for equity funds tracked by Lipper, and

                                      F-8E
is well ahead of the average fixed income return of 4.7%. Moreover, annual results were quite good relative to historical standards as calendar year returns for the Growth Fund Index of better than 17% had occurred only twelve times since 1970. Some of the catalysts which propelled the equity markets to record highs in the fourth quarter were declining interest rates, corporate profits generally exceeding expectations, and mutual funds continuing to receive large cash flows from investors.

     Fourth quarter performance of the Growth Portfolio was most influenced by the technology and consumer cyclical sectors. Technology was a source of value added due to sector emphasis. Throughout the period, the Portfolio maintained a relatively high weighting in this group, which generally outperformed. S&P 500 technology stocks returned about 13%, as investors, uncertain about the state of the economy, focused on this group whose secular growth prospects still seem relatively strong. Microsoft and 3Com were two of the Portfolio's best performers in this sector. Microsoft, which had exhibited tremendous relative strength all year, rallied an additional 25% in the fourth quarter due to stronger than anticipated earnings. 3Com advanced about 22% after the company stated that they expect increasing profit margins and sales growth for the next few quarters.

     The consumer cyclical sector of the Portfolio detracted from total return from both sector allocation and stock selection perspectives. S&P 500 cyclical stocks returned only 1.6% for the quarter and were among the broad market's worst performing groups. This proved somewhat troublesome for the Portfolio, which maintained a healthy allocation to the sector. In addition, company specific news, particularly in the specialty retailing area, caused some issues to decline. Lowe's shares fell after the home improvement retailer said fourth quarter earnings would fall below analysts' expectations. CompUSA was hurt by slow sales growth for the quarter. Management cited a shorter Christmas shopping season and consumer anticipation of new products as key factors.

                            SPECIAL EQUITY PORTFOLIO

     As the famous Hall of Fame catcher Yogi Berra once said, "It's deja-vu all over again." There couldn't have been a more fitting phrase to summarize the performance of small company stocks relative to their brethren large company stocks, in 1996. The Russell 2000 Index, a small company index, returned 16.5%, while the S&P 500 Index, a measure of large company stocks, returned 23.3%, bettering the performance of small company stocks for the third consecutive year. The relative underperformance of the small company stocks is largely attributable to investors flocking to the comfort of more liquid, blue chip names, due to uncertainty about the economy, interest rates, earnings, and to relatively high valuations in the market. This frenzy for large company stocks is not uncommon in late cycles of a bull market.

     Despite this, 1996 was another year in which the Special Equity Portfolio demonstrated superior results versus its benchmark, the Russell 2000 Index. More impressive was the Portfolio's ability to post a return comparable to the S&P 500 Index. The multiple manager approach utilized within the Portfolio continues to provide superior results, while reducing the risks associated with this style of investing.

     During the fourth quarter, the Portfolio was helped by the consumer cyclical sector, while the industrial and basic industry sectors were primary detractors. The consumer cyclical sector's outperformance was largely associated with the Portfolio's exposure to air transportation, publishing and the trucking stocks, with returns of approximately 11.7%, 12.5%, and 6.8%, respectively. The air freight companies did well as volume either matched or exceeded investors expected levels. The trucking and publishing stocks benefited from generally strong earnings reports.

     The largest detractor to performance was the industrial sector, led by capital equipment, multiple industry and metal fabrication stocks. There was no common underlying theme for this sector's performance as much as issues specific to certain companies.

     The basic industry sector's underperformance was linked to lackluster levels of demand and a slowing global economic environment. The latter has made it nearly impossible to raise prices on

                                      F-8F
products that companies manufacture. Moreover, the cost of materials needed to manufacture products, such as energy, have increased, causing profit margins to decline.

                          AGGRESSIVE EQUITY PORTFOLIO

     The fourth quarter proved turbulent for Aggressive Equity investors, as the benchmark Russell 2000 Growth Index posted a .3% gain. October set the tone for the quarter. Growth investors experienced broad losses largely due to investors favoring more liquid, less volatile securities. Although November was more profitable for Aggressive Equity investors, with positive returns, the trend continued toward brand name blue chip issues, where returns were more favorable. Growth oriented investors experienced a mediocre December, as the Russell 2000 Growth Index posted a gain of 2% for the final month of the year. Aggressive Equity investments underperformed the benchmark for the quarter.

     The Aggressive Equity Portfolio remained heavily weighted in technology, and therefore did not partake in the gains of energy, the hottest sector of the Russell 2000 Growth Index for the quarter. The Portfolio's technology issues had mixed returns, with some stocks experiencing broad losses. Cascade Communications, which makes equipment that links and routes phone calls within computer networks, could not sustain blistering 1996 growth through the fourth quarter, as the company announced lower than expected revenue. Sun Microsystems, a supplier of high-performance workstations, received intense pressure from rivals in the workstation market. Sun was prompted to slash prices, draining profits and gross margins.

     Although Aggressive Equity investors generally underperformed in the quarter, several issues in the Portfolio managed to enjoy significant gains because investors favored issues with larger market capitalizations. Stocks of larger companies are perceived as being more liquid in today's volatile market. Intel Corp. posted big gains for the Portfolio over the quarter, as technology analysts expect increased earnings in 1997. The semiconductor company's earnings are poised for large gains because many corporate customers are planning upgrades. Dell Computer Corp. has already benefited from increased corporate demand. Revenue jumped 42%, helped in part by an 80% increase in notebook computer sales. Microsoft was also included in the list of large cap performers as it expects to increase spending on research and development six-fold in 1997, creating the world's largest computer science lab. The software leader will continue to develop new internet products including technology for letting people make video phone calls using the Internet.

     The Portfolio also enjoyed strong performance from pharmaceutical companies in the consumer non-cyclical sector. In a quest to reduce costs, many managed health-care companies are recommending more use of medications. The expectation is to avoid expensive surgery or long-term care by solving a medical problem earlier through medication. Bristol-Myers Squibb, producing drugs to treat cholesterol, and Pfizer, producing drugs to combat depression, enjoyed strong fourth quarter performance. Pharmaceutical companies also rallied in response to November's election results, where a Republican controlled Congress has dimmed prospects for any efforts by President Clinton for health care reform in his second term.

                         INTERNATIONAL EQUITY PORTFOLIO

     U.S. investors in foreign markets experienced lackluster yet positive returns as 1996 came to a close, with the Morgan Stanley Capital International Europe, Australia, and Far East (MSCI EAFE) Index up 1.7% for the final quarter of the year. Of the 22 countries which make up the Index, 20 had positive returns as measured in U.S. dollars, and all but one were positive when viewed in terms of local currency. Spain, Norway and Finland led the way while Japan trailed, posting its second negative 1996 quarterly return.

     Japanese market losses were intensified by an 11.1% depreciation of the yen. This depreciation, together with an easing monetary policy and a good economic rebound for the country, should have

                                      F-8G
helped boost Japan's stock market over the past year. However, overriding factors caused Japanese returns to falter. Among these were lagging profit growth, sluggish economic and corporate restructuring, and concern in the markets over a tighter fiscal policy in the new year as the government moves to repair the worst fiscal deficit of the major industrial countries. On a prospective basis, although Japan's prospects currently appear dim, this is one country whose markets can gain if and when interest rates rise since such a trend will signal a powerful economic recovery.

     In Europe, the news over the past year has been dominated by the European Union's execution of strategies that will eventually bring about a single currency for all. Specifically, the emphasis was on "convergence" -- narrowing the gap in interest rates among the 15 member countries. The goal is for the Italian lira, for example, to be no different than Germany's deutsche mark by the year 2000. A side effect of convergence measures was a huge bond market rally across the Continent as rates fell, with stock markets consequently posting healthy gains. Another overriding trend in Europe is the beginning of American-style corporate restructuring. This is unfamiliar territory for traditionally paternalistic European corporations. However, underperforming businesses should benefit as companies opt to enhance shareholder value by aggressively cutting costs.

     Looking forward, it is possible that Alan Greenspan's question about "irrational exuberance" as applied to the U.S. market could also be relevant to most of the developed markets outside Japan. There are signs that European economies are finally emerging from two sluggish years with low inflation and monetary authorities therefore unlikely to hike interest rates. Looming over the Continent is the threat of a U.S. market correction should the Federal Reserve elect to tighten monetary policy. Whenever U.S. market returns faltered last year in the face of a possible Fed tightening, Europe's markets also stumbled.

                                      F-8H

                       REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Trustees and Owners of Beneficial Interests of the Diversified Investors Portfolios:

     We have audited the accompanying statements of assets and liabilities of Diversified Investors Portfolios (comprising, respectively, the Money Market Portfolio, High Quality Bond Portfolio, Intermediate Government Bond Portfolio, Government/Corporate Bond Portfolio, Balanced Portfolio, Equity Income Portfolio, Equity Value Portfolio, Growth & Income Portfolio, Equity Growth Portfolio, Special Equity Portfolio, Aggressive Equity Portfolio, High Yield Bond Portfolio and International Equity Portfolio) (collectively the "Portfolios") as of December 31, 1996, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended for each of the Portfolios other than the Equity Value Portfolio and Aggressive Equity Portfolio for which the periods are from April 19, 1996 (commencement of operations) to December 31, 1996 and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the respective Portfolios constituting Diversified Investors Portfolios as of December 31, 1996, the results of their operations, the changes in their net assets, and the financial highlights for the periods referred to above in conformity with generally accepted accounting principles.

                                          Coopers & Lybrand L.L.P.

New York, New York

February 10, 1997

                        DIVERSIFIED INVESTORS PORTFOLIOS

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1996

                                                            INTERMEDIATE    GOVERNMENT/
                                 MONEY           HIGH        GOVERNMENT      CORPORATE                       EQUITY
                                 MARKET      QUALITY BOND       BOND            BOND         BALANCED        INCOME
                              ------------   ------------   -------------   ------------   ------------   ------------
ASSETS:
Securities, at cost.........  $185,029,634   $194,090,614   $118,789,459    $323,055,033   $273,163,752   $760,718,204
                              ============   ============   ============    ============   ============   ============
Securities, at market.......  $185,029,634   $194,122,807   $118,462,438    $328,052,630   $291,482,580   $989,350,281
Repurchase agreement, at
 value......................            --      4,346,634         35,994         52,064       2,456,326         26,914
Cash........................        55,534             --        272,437             --              --         24,843
Foreign currency holdings,
 at value (cost $612).......
Receivable for securities
 sold.......................            --        110,127             --             --              --        452,910
Receivable for foreign
 currency forward
 contracts..................            --             --             --             --              --             --
Interest receivable.........           193      2,226,143        959,953      4,696,158       1,413,326            105
Dividends receivable........            --             --             --             --         241,387      1,843,283
Receivable from securities
 lending....................            --            170          4,044             --              --             --
Reimbursement from advisor..            --             --          4,884             --          14,213          1,087
                              ------------   ------------   ------------    ------------   ------------   ------------
         Total assets.......   185,085,361    200,805,881    119,739,750    332,800,852     295,607,832    991,699,423
                              ------------   ------------   ------------    ------------   ------------   ------------
LIABILITIES:
Deposit for securities
 loaned.....................            --      3,417,000     16,628,750      9,969,600      30,543,450     30,492,400
Payable for securities
 loaned.....................            --             --             --         19,264          16,667         10,038
Payable for securities
 purchased..................            --             --             --             --              --      3,890,433
Payable for foreign currency
 forward contracts..........            --             --             --             --              --             --
Payable to advisor..........         7,901         12,209             --          2,904              --             --
Accrued expenses:
 Investment advisory fees...        43,277         63,279         34,105         98,085         106,456        385,563
 Custody fees...............         3,324             --             --         17,404          12,056         55,314
 Professional fees..........        15,038         14,999         13,080         13,254          14,451         28,996
 Reports to shareholders....         1,323          1,360            633          1,501           1,619          6,120
 Miscellaneous fees.........         2,244          2,371          3,302          2,823           3,294          9,890
                              ------------   ------------   ------------    ------------   ------------   ------------
         Total
           liabilities......        73,107      3,511,218     16,679,870     10,124,835      30,697,993     34,878,754
                              ------------   ------------   ------------    ------------   ------------   ------------
         NET ASSETS.........  $185,012,254   $197,294,663   $103,059,880    $322,676,017   $264,909,839   $956,820,669
                              ============   ============   ============    ============   ============   ============
NET ASSETS CONSIST OF:
 Paid-in capital............  $185,012,254   $197,262,470   $103,386,901    $317,678,420   $246,591,011   $728,188,592
 Net unrealized appreciation
   (depreciation) on
   securities...............            --         32,193       (327,021)     4,997,597      18,318,828    228,632,077
 Net unrealized appreciation
   on translation of assets
   and liabilities in
   foreign currencies.......            --             --             --             --              --             --
                              ------------   ------------   ------------    ------------   ------------   ------------
         NET ASSETS.........  $185,012,254   $197,294,663   $103,059,880    $322,676,017   $264,909,839   $956,820,669
                              ============   ============   ============    ============   ============   ============

                       See notes to financial statements.

        EQUITY        GROWTH &        EQUITY        SPECIAL      AGGRESSIVE    HIGH YIELD    INTERNATIONAL
         VALUE         INCOME         GROWTH         EQUITY        EQUITY         BOND           EQUITY
      -----------   ------------   ------------   ------------   -----------   -----------   --------------
      $26,959,909   $192,911,663   $276,480,203   $446,828,750   $14,563,091   $12,969,120    $126,340,686
      ===========   ============   ============   ============   ===========   ===========    ============
      $28,527,741   $214,948,333   $290,199,537   $524,487,533   $14,798,550   $13,341,450    $138,412,521
        1,693,498      6,969,777      6,063,591     44,826,526     1,393,598     1,751,451       8,711,664
               --             --             --             --            --            --              --
                                                                                                       597
           45,355             --      3,678,252      1,702,254            --            --         600,679
               --             --             --             --            --            --         425,249
               --             --            120             --            --       306,105          37,258
           54,436        256,354        213,394        330,003           200            --         346,211
               --          5,282         23,099          5,466            --            --              --
           25,881             --             --        271,382        13,002         5,118          14,632
      -----------   ------------   ------------   ------------   -----------   -----------    ------------
       30,346,911    222,179,746    300,177,993    571,623,164    16,205,350    15,404,124     148,548,811
      -----------   ------------   ------------   ------------   -----------   -----------    ------------
               --     13,875,100             --     54,293,050            --            --              --
               --             --             --             --            --            --              --
        1,257,288        536,120        859,543      9,382,748       679,437            --         132,503
               --             --             --             --            --            --          74,068
               --          7,664         10,867             --            --            --              --
           14,349        114,836        156,083        629,284        13,188         7,137          95,010
           21,977         16,805          5,450         27,902        14,270           114          33,450
           10,996         12,433         13,515         14,293        10,838        16,648          21,121
              189          1,420          1,552          6,574            86           121             152
            8,599          2,942          3,297          5,070         8,401         7,418           7,610
      -----------   ------------   ------------   ------------   -----------   -----------    ------------
        1,313,398     14,567,320      1,050,307     64,358,921       726,220        31,438         363,914
      -----------   ------------   ------------   ------------   -----------   -----------    ------------
      $29,033,513   $207,612,426   $299,127,686   $507,264,243   $15,479,130   $15,372,686    $148,184,897
      ===========   ============   ============   ============   ===========   ===========    ============
      $27,465,681   $185,575,756   $285,408,352   $429,605,460   $15,243,671   $15,000,356    $135,763,072
        1,567,832     22,036,670     13,719,334     77,658,783       235,459       372,330      12,071,835
               --             --             --             --            --            --         349,990
      -----------   ------------   ------------   ------------   -----------   -----------    ------------
      $29,033,513   $207,612,426   $299,127,686   $507,264,243   $15,479,130   $15,372,686    $148,184,897
      ===========   ============   ============   ============   ===========   ===========    ============

                        DIVERSIFIED INVESTORS PORTFOLIOS

                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996

                                                              INTERMEDIATE   GOVERNMENT/
                                    MONEY          HIGH        GOVERNMENT     CORPORATE                      EQUITY
                                    MARKET     QUALITY BOND       BOND           BOND        BALANCED        INCOME
                                  ----------   ------------   ------------   ------------   -----------   ------------
Investment income:
  Dividend income................ $       --   $        --    $        --    $        --    $ 2,558,348   $ 24,105,695
  Less withholding tax...........         --            --             --             --         29,310         27,363
  Interest income................  9,760,937    11,653,443      5,846,155     23,444,967      6,061,234      5,661,475
                                  -----------  -----------    ------------   ------------   ------------  ------------
         Total income............  9,760,937    11,653,443      5,846,155     23,444,967      8,590,272     29,739,807
                                  -----------  -----------    ------------   ------------   ------------  ------------
Expenses:
  Investment advisory fees.......    445,832       627,049        340,989      1,232,524        995,489      3,895,211
  Custody fees...................     45,297        39,474         34,276         85,984         62,393        186,413
  Professional fees..............     22,338        23,564         20,891         22,528         23,323         44,998
  Reports to shareholders........      2,148         2,272          1,125          3,396          2,845         10,746
  Miscellaneous fees.............     17,525        17,715         17,480         19,438         18,592         30,709
                                  -----------  -----------    ------------   ------------   ------------  ------------
         Total expenses..........    533,140       710,074        414,761      1,363,870      1,102,642      4,168,077
Expenses waived by the investment
  advisor........................        680            --         27,685             --             --             --
                                  -----------  -----------    ------------   ------------   ------------  ------------
         Net expenses............    532,460       710,074        387,076      1,363,870      1,102,642      4,168,077
                                  -----------  -----------    ------------   ------------   ------------  ------------
Net investment income (loss).....  9,228,477    10,943,369      5,459,079     22,081,097      7,487,630     25,571,730
                                  -----------  -----------    ------------   ------------   ------------  ------------
Net realized and unrealized gains
  (losses) on securities and
  foreign currencies:
  Net realized gains (losses) on
    securities...................     (8,786)      (34,374)      (586,993)      (913,114)    23,946,320     39,593,303
  Net realized gains on foreign
    currency transactions........         --            --             --             --             --             --
  Net change in unrealized
    appreciation (depreciation)
    on securities................         --    (1,571,971)    (1,394,326)   (11,013,287)     3,998,704     83,552,175
  Net change in unrealized
    appreciation on translation
    of assets and liabilities in
    foreign currencies...........         --            --             --             --             --             --
                                  -----------  -----------    ------------   ------------   ------------  ------------
Net realized and unrealized gains
  (losses) on securities and
  foreign currencies.............     (8,786)   (1,606,345)    (1,981,319)   (11,926,401)    27,945,024    123,145,478
                                  -----------  -----------    ------------   ------------   ------------  ------------
Net increase in net assets
  resulting from operations...... $9,219,691   $ 9,337,024    $ 3,477,760    $10,154,696    $35,432,654   $148,717,208
                                  ===========  ===========    ============   ============   ============  ============

---------------

* Commencement of operations, April 19, 1996

                       See notes to financial statements.

       EQUITY      GROWTH &       EQUITY        SPECIAL     AGGRESSIVE   HIGH YIELD   INTERNATIONAL
       VALUE*       INCOME        GROWTH        EQUITY       EQUITY*        BOND         EQUITY
     ----------   -----------   -----------   -----------   ----------   ----------   -------------
     $  288,192   $ 2,447,876   $   800,318   $ 2,576,979    $  7,542    $      --     $ 1,933,704
             --        11,760            --         7,724          --           --         193,860
         41,011       480,282       596,092     1,850,409      19,676      983,639         421,402
                                                            ----------
                                                                    -
     -----------  ------------  -----------   -----------                ------------
        329,203     2,916,398     1,396,410     4,419,664      27,218      983,639       2,161,246
                                                            ----------
                                                                    -
     -----------  ------------  -----------   -----------                ------------
         84,055     1,052,349     1,730,632     3,255,893      95,060       60,742         799,760
         41,576        84,559        55,663       194,409      28,524       43,101         185,048
         17,932        21,706        22,507        25,638      17,734       18,462          25,981
            305         2,444         3,022         9,078         164          150           1,542
         14,699        17,978        18,845        21,673      14,482       15,131          16,596
                                                            ----------
                                                                    -
     -----------  ------------  -----------   -----------                ------------
        158,567     1,179,036     1,830,669     3,506,691     155,964      137,586       1,028,927
         70,088        39,117         1,462        47,350      57,964       72,277          69,256
                                                            ----------
                                                                    -
     -----------  ------------  -----------   -----------                ------------
         88,479     1,139,919     1,829,207     3,459,341      98,000       65,309         959,671
                                                            ----------
                                                                    -
     -----------  ------------  -----------   -----------                ------------
        240,724     1,776,479      (432,797)      960,323     (70,782)     918,330       1,201,575
                                                            ----------
                                                                    -
     -----------  ------------  -----------   -----------                ------------
        910,307    16,329,122    64,682,669    55,282,281     594,156      (43,340)      2,640,559
             --            --            --            --          --           --         478,445
      1,567,832    13,845,816   (25,830,434)   32,173,450     235,459      210,284      10,896,919
             --            --            --            --          --           --         190,167
                                                            ----------
                                                                    -
     -----------  ------------  -----------   -----------                ------------
      2,478,139    30,174,938    38,852,235    87,455,731     829,615      166,944      14,206,090
                                                            ----------
                                                                    -
     -----------  ------------  -----------   -----------                ------------
     $2,718,863   $31,951,417   $38,419,438   $88,416,054    $758,833    $1,085,274    $15,407,665
     ===========  ============  ===========   ===========   ===========  ============

                        DIVERSIFIED INVESTORS PORTFOLIOS

                      STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                           INTERMEDIATE   GOVERNMENT/
                                                  MONEY          HIGH       GOVERNMENT     CORPORATE
                                                  MARKET     QUALITY BOND      BOND           BOND        BALANCED
                                               ------------  ------------  -------------  ------------  ------------
From operations:
  Net investment income (loss)................ $  9,228,477  $10,943,369   $  5,459,079   $22,081,097   $  7,487,630
  Net realized gains (losses) on securities...       (8,786)     (34,374)      (586,993)     (913,114)    23,946,320
  Net realized gains on foreign currency
    transactions..............................           --           --             --            --             --
  Net change in unrealized appreciation
    (depreciation) on securities..............           --   (1,571,971)    (1,394,326)  (11,013,287)     3,998,704
  Net change in unrealized appreciation on
    translation of assets and liabilities in
    foreign currencies........................           --           --             --            --             --
                                               ------------  ------------  ------------   ------------  ------------
  Net increase in net assets resulting from
    operations................................    9,219,691    9,337,024      3,477,760    10,154,696     35,432,654
                                               ------------  ------------  ------------   ------------  ------------
From capital transactions:
  Proceeds from capital invested..............  574,726,828  132,353,083     50,100,883   107,972,231    106,232,881
  Value of capital withdrawn..................  540,572,513  116,921,547     36,510,377   131,990,320     43,788,651
                                               ------------  ------------  ------------   ------------  ------------
Net increase (decrease) in net assets
  resulting from capital transactions.........   34,154,315   15,431,536     13,590,506   (24,018,089)    62,444,230
                                               ------------  ------------  ------------   ------------  ------------
Net increase (decrease) in net assets.........   43,374,006   24,768,560     17,068,266   (13,863,393)    97,876,884
Net assets:
  Beginning of year...........................  141,638,248  172,526,103     85,991,614   336,539,410    167,032,955
                                               ------------  ------------  ------------   ------------  ------------
  End of year................................. $185,012,254  $197,294,663  $103,059,880   $322,676,017  $264,909,839
                                               ============  ============  ============   ============  ============

---------------

* Commencement of operations, April 19, 1996

                       See notes to financial statements.

        EQUITY       EQUITY       GROWTH &       EQUITY        SPECIAL     AGGRESSIVE   HIGH YIELD   INTERNATIONAL
        INCOME       VALUE*        INCOME        GROWTH         EQUITY       EQUITY*       BOND         EQUITY
     ------------  -----------  ------------  ------------   ------------  -----------  -----------  -------------
     $ 25,571,730  $   240,724  $  1,776,479  $   (432,797)  $    960,323  $   (70,782)     918,330  $   1,201,575
       39,593,303      910,307    16,329,122    64,682,669     55,282,281      594,156      (43,340)     2,640,559
               --           --            --            --             --           --           --        478,445
       83,552,175    1,567,832    13,845,816   (25,830,434)    32,173,450      235,459      210,284     10,896,919
               --           --            --            --             --           --           --        190,167
     ------------  -----------  ------------  ------------    -----------  ------------ ------------
      148,717,208    2,718,863    31,951,417    38,419,438     88,416,054      758,833    1,085,274     15,407,665
     ------------  -----------  ------------  ------------    -----------  ------------ ------------
      293,027,464   28,849,346   146,312,325   136,832,312    247,735,078   20,875,494    7,896,234     77,505,278
      249,226,533    2,534,696    95,463,047    98,486,454    144,345,114    6,155,197    2,606,417     28,174,361
     ------------  -----------  ------------  ------------    -----------  ------------ ------------
       43,800,931   26,314,650    50,849,278    38,345,858    103,389,964   14,720,297    5,289,817     49,330,917
     ------------  -----------  ------------  ------------    -----------  ------------ ------------
      192,518,139   29,033,513    82,800,695    76,765,296    191,806,018   15,479,130    6,375,091     64,738,582
      764,302,530           --   124,811,731   222,362,390    315,458,225           --    8,997,595     83,446,315
     ------------  -----------  ------------  ------------    -----------  ------------ ------------
     $956,820,669  $29,033,513  $207,612,426  $299,127,686   $507,264,243  $15,479,130  $15,372,686  $ 148,184,897
     ============  ===========  ============  ============    ===========  ============ ============

                        DIVERSIFIED INVESTORS PORTFOLIOS

                      STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1995

                                                                                    INTERMEDIATE      GOVERNMENT/
                                                     MONEY             HIGH          GOVERNMENT        CORPORATE
                                                     MARKET        QUALITY BOND         BOND              BOND
                                                  ------------     ------------     -------------     ------------
From operations:
  Net investment income.......................    $  8,949,654     $ 9,914,104      $  4,558,386      $18,181,947
  Net realized gains (losses) on securities...          (4,226)       (634,835)          379,479        1,365,500
  Net realized (losses) on foreign currency
    transactions..............................              --              --                --               --
  Net change in unrealized appreciation on
    securities................................              --       7,048,911         5,777,385       29,472,541
  Net change in unrealized appreciation on
    translation of assets and liabilities in
    foreign currencies........................              --              --                --               --
                                                  ------------     ------------     ------------      ------------
  Net increase in net assets resulting from
    operations................................       8,945,428      16,328,180        10,715,250       49,019,988
                                                  ------------     ------------     ------------      ------------
From capital transactions:
  Proceeds from capital invested..............     393,166,782     141,659,639        38,046,469      151,446,357
  Value of capital withdrawn..................     421,983,754     129,457,932        49,408,845      110,912,327
                                                  ------------     ------------     ------------      ------------
Net increase (decrease) in net assets
  resulting from capital transactions.........     (28,816,972)     12,201,707       (11,362,376)      40,534,030
                                                  ------------     ------------     ------------      ------------
Net increase (decrease) in net assets.........     (19,871,544)     28,529,887          (647,126)      89,554,018
Net assets:
  Beginning of year...........................     161,509,792     143,996,216        86,638,740      246,985,392
                                                  ------------     ------------     ------------      ------------
  End of year.................................    $141,638,248     $172,526,103     $ 85,991,614      $336,539,410
                                                  ============     ============     ============      ============

---------------

 * Commencement of operations, August 22, 1995.

** Commencement of operations, September 29, 1995.

                       See notes to financial statements.

                            EQUITY          GROWTH &          EQUITY          SPECIAL        HIGH YIELD     INTERNATIONAL
          BALANCED          INCOME           INCOME           GROWTH           EQUITY          BOND*          EQUITY**
        ------------     ------------     ------------     ------------     ------------     ----------     -------------
        $  5,658,158     $ 21,635,258     $  1,556,678     $    868,631     $    763,542     $ 223,398      $     102,394
          11,609,960        9,847,566       19,009,812        4,768,375       45,159,729         6,659             16,793
                  --               --               --               --               --            --             (8,241)
          17,788,835      158,219,366        9,319,254       24,304,762       40,748,255       162,046          1,174,916
                  --               --               --               --               --            --            159,823
        ------------     ------------     ------------     ------------        ---------     ----------      ------------
          35,056,953      189,702,190       29,885,744       29,941,768       86,671,526       392,103          1,445,685
        ------------     ------------     ------------     ------------        ---------     ----------      ------------
          80,590,418      231,491,356       93,751,429       93,276,744      113,103,544     9,081,530         86,991,521
          74,123,531      245,585,114       93,408,742       49,673,952      101,988,710       476,038          4,990,891
        ------------     ------------     ------------     ------------        ---------     ----------      ------------
           6,466,887      (14,093,758)         342,687       43,602,792       11,114,834     8,605,492         82,000,630
        ------------     ------------     ------------     ------------        ---------     ----------      ------------
          41,523,840      175,608,432       30,228,431       73,544,560       97,786,360     8,997,595         83,446,315
         125,509,115      588,694,098       94,583,300      148,817,830      217,671,865            --                 --
        ------------     ------------     ------------     ------------        ---------     ----------      ------------
        $167,032,955     $764,302,530     $124,811,731     $222,362,390     $315,458,225     $8,997,595     $  83,446,315
        ============     ============     ============     ============        =========     ==========      ============

                             MONEY MARKET PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1996

PRINCIPAL                                                                     VALUE
----------                                                                 ------------
             COMMERCIAL PAPER
$6,200,000   American Express Credit Corp., 5.30%, 02/28/97..............  $  6,147,057
 2,000,000   Avco Financial Services Inc. -- Canada, 5.34%, 01/21/97.....     1,994,067
   700,000   Avco Financial Services Inc. -- Canada, 5.32%, 01/23/97.....       697,724
 6,500,000   Avco Financial Services Inc. -- Canada, 5.52%, 04/04/97.....     6,407,310
 1,500,000   Banc One Corp., 5.46%, 01/06/97.............................     1,498,863
 4,000,000   Banco Real S.A., 5.36%, 04/21/97............................     3,934,489
 5,500,000   Bank of New York, 5.30%, 01/10/97...........................     5,492,712
 1,000,000   Bank of New York, 5.45%, 01/15/97...........................       997,881
 7,800,000   Bell South Telecommunications Inc., 5.40%, 02/04/97.........     7,760,220
 8,000,000   Chevron Transport Corp., 5.32%, 01/16/97....................     7,982,266
   400,000   CIT Group Holdings Inc., 5.48%, 01/31/97....................       398,173
 1,000,000   Conagra Inc., 6.20%, 01/07/97...............................       998,967
 3,300,000   Cooperative Finance Corp., 5.50%, 02/14/97..................     3,277,817
 4,700,000   Du Pont (E.I.) de Nemours, 5.30%, 01/27/97..................     4,686,161
 1,485,000   Enterprise Funding Corp., 5.50%, 01/06/97...................     1,483,866
   300,000   Enterprise Funding Corp., 5.77%, 01/07/97...................       299,711
 2,800,000   Enterprise Funding Corp., 5.77%, 01/09/97...................     2,796,410
 3,000,000   Ford Motor Credit Corp., 5.30%, 01/08/97....................     2,996,909
 4,400,000   Ford Motor Credit Corp., 5.32%, 02/03/97....................     4,378,542
 3,900,000   General Electric Capital Corp., 5.40%, 01/03/97.............     3,898,830
 2,700,000   General Electric Capital Corp., 5.41%, 01/09/97.............     2,696,754
 1,700,000   General Electric Capital Corp., 5.32%, 01/28/97.............     1,693,217
   500,000   General Motors Acceptance Corp., 5.42%, 01/24/97............       498,269
 8,000,000   General Motors Acceptance Corp., 5.33%, 02/05/97............     7,958,544
 6,600,000   Goldman Sachs Group, L.P., 5.37%, 01/14/97..................     6,587,202
   700,000   Heller Financial Inc., 5.70%, 01/15/97......................       698,448
   100,000   Household Finance Corp., 5.45%, 01/14/97....................        99,803
 2,300,000   Household Finance Corp., 5.31%, 01/17/97....................     2,294,572
 8,000,000   Lucent Technologies, Inc., 5.28%, 01/28/97..................     7,968,320
 1,900,000   Merrill Lynch and Company, Inc., 5.44%, 01/21/97............     1,894,258
 6,000,000   Merrill Lynch and Company, Inc., 5.34%, 01/27/97............     5,976,860
 1,000,000   National Westminster Bank, 5.37%, 02/28/97..................       991,349
 6,600,000   Norwest Corp., 5.40%, 01/09/97..............................     6,592,080
 3,000,000   Paccar Financial Company, 5.44%, 01/03/97...................     2,999,093
 1,800,000   Penney (JC) Funding Company, 5.30%, 01/30/97................     1,792,315
 8,500,000   Philip Morris Companies, 5.30%, 01/14/97....................     8,483,732
 1,700,000   Quebec Province, 5.30%, 01/23/97............................     1,694,494
 5,000,000   Royal Bank Of Canada, 5.40%, 01/15/97.......................     5,135,633
 1,800,000   Sanwa Business Credit, 5.58%, 01/16/97......................     1,795,815

                       See notes to financial statements.

                             MONEY MARKET PORTFOLIO

                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
PRINCIPAL                                                                     VALUE       ASSETS
----------                                                                 ------------   -------
             COMMERCIAL PAPER (CONTINUED)
$6,200,000   Sears Roebuck Acceptance Corp., 5.34%, 02/06/97.............  $  6,166,892
 2,800,000   Toronto Dominion Bank, 5.40%, 01/09/97......................     2,796,640
             Transamerica Commercial Finance -- Canada, 5.33%,
 2,000,000   01/13/97....................................................     1,996,447
             Transamerica Commercial Finance -- Canada, 5.43%,
 4,500,000   01/13/97....................................................     4,491,855
                                                                           ------------
             TOTAL COMMERCIAL PAPER (Cost $151,430,567)..................   151,430,567    81.85%
                                                                           ------------
             CERTIFICATES OF DEPOSIT
 5,300,000   Bank of Nova Scotia, 5.50%, 01/03/97........................     5,374,494
             Capital One Funding Corp., Floating Rate, 5.84%,
 5,900,000   01/02/97+...................................................     5,926,388
 7,000,000   JP Morgan, 5.52%, 01/06/97..................................     7,132,509
 9,000,000   Mellon Bank Corp., 5.40%, 02/07/97..........................     9,112,050
                                                                           ------------
             TOTAL CERTIFICATES OF DEPOSIT (Cost $27,545,441)............    27,545,441    14.89%
                                                                           ------------
             US GOVERNMENT AGENCY SECURITIES
 6,000,000   Federal Home Loan Bank, 5.85%, 11/6/97 (Cost $6,053,626)....     6,053,626     3.27%
                                                                           ------------   -------
             Total Investments (Cost $185,029,634).......................   185,029,634   100.01%
             Other assets less liabilities...............................       (17,380)   (0.01)%
                                                                           ------------   -------
             NET ASSETS..................................................  $185,012,254   100.00%
                                                                           ============   =======

     The aggregate cost of investments for federal income tax purposes at December 31, 1996, is $185,029,634.
---------------

+ This interest rate is subject to change weekly based on the greater of the 30 day or 90 day Federal composite rate. The rate shown was in effect as of December 31, 1996.

                       See notes to financial statements.

                          HIGH QUALITY BOND PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
PRINCIPAL                                                                     VALUE       ASSETS
----------                                                                 ------------   -------
             CORPORATE BONDS AND NOTES
             BANKS
$2,000,000   Banque Nationale de Paris, 9.875%, 05/25/98.................  $  2,080,574
1,000,000..  European Investment Bank, 6.60%, 05/15/97...................     1,004,234
 8,000,000   First Omni Bank, Series 96, Class A, 6.65%, 09/15/03........     8,082,400
 2,467,079   Fleet Finance, Series 90-1, 6.70%, 01/15/06.................     2,470,827
 1,402,778   Fleet Finance, Series 91-A, 8.45%, 4/15/06..................     1,425,770
 3,000,000   Korea Development Bank, 7.73%, 05/05/97.....................     3,021,447
 2,905,000   Korea Development Bank, 9.25%, 06/15/98.....................     3,022,769
 1,260,000   Korea Development Bank, 7.90%, 02/01/02.....................     1,316,311
    40,040   Shawmut REMIC Trust, 6.40%, 03/15/07........................        39,814
 7,634,344   Union Acceptance Corp., 6.40%, 10/10/02.....................     7,676,944
 1,424,122   Western Finance Grantor Trust, 4.60%, 04/01/99..............     1,416,574
 2,625,433   Western Finance Grantor Trust, 5.875%, 03/01/02.............     2,623,831
                                                                           ------------
             TOTAL BANKS.................................................    34,181,495    17.32%
                                                                           ------------
             BROKERAGE
 6,250,000   Bear Stearns & Company, 7.625%, 09/15/99....................     6,437,869
   725,000   Lehman Brothers, Inc., Medium -- Term Note, 6.08%,
               07/08/98..................................................       719,175
 5,000,000   Lehman Brothers, Inc., 7.625%, 08/01/98.....................     5,094,730
 1,520,000   Morgan Stanley, 8.875%, 10/15/01............................     1,654,830
                                                                           ------------
             TOTAL BROKERAGE.............................................  13,906,604..     7.05%
                                                                           ------------
             FINANCE
 1,250,000   Associates Corp. of North America, 8.89%, 04/12/98..........     1,294,660
 2,000,000   Associates Corp. of North America, 6.46%, 09/18/00..........     1,999,264
 4,000,000   Associates Corp. of North America, 5.99%, 12/15/00..........     3,929,016
 1,000,000   Associates Corp. of North America, 6.01%, 02/07/03..........       965,662
 1,000,000   British Gas Finance, Inc., 8.75%, 09/15/98..................     1,029,497
 5,000,000   CARCO, Auto Loan Series 94-3, 8.125%, 10/15/99..............     5,084,375
 4,572,639   Chase Manhattan Auto Group Trust, 6.61%, 09/15/02...........     4,618,503
 2,309,349   Chemical Financial Acceptance Corp., 9.25%, 05/15/98........     2,396,984
   624,449   Chemical Financial Acceptance Corp. Grantor Trust, 9.40%,
               03/15/97..................................................       623,112
 1,000,000   Ford Motor Credit, 7.15%, 01/26/00..........................     1,019,421
 3,500,000   Ford Motor Credit, 5.99%, 02/27/01..........................     3,421,807
 4,000,000   Ford Motor Credit, 7.06%, 06/06/01..........................     4,063,560
 5,250,000   General Motors Acceptance Corp., 9.375%, 04/01/00...........     5,671,554
   531,888   General Motors Acceptance Corp. Grantor Trust, Series 95,
               Class A, 7.15%, 03/15/00..................................       538,058
   800,000   Government Export Trust, Series 93-2, 4.61%, 09/01/98.......       783,439
   459,978   Merrill Lynch Mortgage Investors, Inc., 10.10%, 11/15/07....       484,702

                       See notes to financial statements.

                          HIGH QUALITY BOND PORTFOLIO

                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
PRINCIPAL                                                                     VALUE       ASSETS
----------                                                                 ------------   -------
             FINANCE (CONTINUED)
$  835,562   Merrill Lynch Mortgage Investors, Inc., 10.35%, 05/15/09....  $    910,307
   521,566   Merrill Lynch Mortgage Investors, Inc., 9.40%, 09/15/09.....       560,221
   948,338   Merrill Lynch Mortgage Investors, Inc., 9.00%, 07/15/11.....       974,123
 2,381,889   Navistar Finance, 6.55%, 11/20/01...........................     2,401,492
 1,000,000   Norwest Financial, 6.00%, 08/15/97..........................     1,001,604
 1,137,453   Pemex Exp Grantor Trust, 7.66%, 08/15/01....................     1,169,245
                                                                           ------------
             TOTAL FINANCE...............................................  44,940,606..    22.78%
                                                                           ------------
             PRIVATE ASSET BACKED: CONSTRUCTION
 5,507,243   Case Equipment Loan Trust, Series 1194-C, Class A2, 8.10%,
               06/15/01..................................................     5,618,599     2.85%
                                                                           ------------
             PRIVATE ASSET BACKED: CREDIT CARDS
 5,000,000   Discover Card Master Trust I, Series 93-2A, 5.40%,
               11/16/01..................................................     4,945,900
 2,540,000   First Chicago Master Trust, 6.25%, 08/15/99.................     2,545,486
 1,000,000   Household Affinity Credit Card Master Trust Fund, 7.00%,
               12/15/99..................................................     1,010,450
 1,000,000   Maryland Bank of North America Master Credit Card, 93-3
               Series A, 5.40%, 09/15/00.................................       989,090
 2,333,333   Private Label Credit Card, 7.15%, 06/20/01..................     2,340,847
 1,000,000   Signet Credit Card Master Trust, 5.20%, 02/15/02............       987,020
                                                                           ------------
             TOTAL PRIVATE ASSET BACKED: CREDIT CARDS....................    12,818,793     6.50%
                                                                           ------------
             PRIVATE ASSET BACKED: RECEIVABLES
 5,000,000   Capital Equipment Receivable Trust, Series 96-1, 6.28%,
               06/15/00..................................................     5,006,950
 4,760,030   Chevy Chase Auto Receivable Trust, 6.00%, 12/15/01..........     4,774,644
 4,187,174   Chevy Chase Auto Receivable Trust, 6.60%, 12/15/02..........     4,229,004
 5,000,000   First Sierra Receivables II, 6.85%, 06/10/03................     5,065,750
 2,966,406   IBM Credit Receivable Lease Asset Master Trust, Series
               93-1A, 4.55%, 11/15/00....................................     2,945,908
 1,065,204   IBM Credit Receivable Lease Asset Master Trust, 6.55%,
               07/16/01..................................................     1,073,662
 3,573,295   Toyota Auto Receivable Trust, Series 96-AA, 6.30%,
               07/20/01..................................................     3,594,413
                                                                           ------------
             TOTAL PRIVATE ASSET BACKED: RECEIVABLES.....................    26,690,331    13.53%
                                                                           ------------
             REAL ESTATE
   560,912   Daiwa Home Equity Loans, 7.875%, 11/25/19...................       559,840
 1,311,066   Fleet Financial Home Equity, 5.45%, 03/20/23................     1,309,021
 4,897,377   GE Home Equity Loan, Series 91-1 A, 7.20%, 09/15/11.........     4,951,200
   110,244   Security Pacific Home Equity Loan, Series 91-2, 8.10%,
               06/15/20..................................................       110,821

                       See notes to financial statements.

                          HIGH QUALITY BOND PORTFOLIO

                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
PRINCIPAL                                                                     VALUE       ASSETS
----------                                                                 ------------   -------
             REAL ESTATE (CONTINUED)
$3,306,281   Travelers Mortgage, 12.00%, 03/01/14........................  $  3,812,823
    42,294   US Home Equity Loan, 9.25%, 01/15/21........................        42,206
   375,982   US Home Equity Loan, 8.50%, 04/15/21........................       380,700
                                                                           ------------
             TOTAL REAL ESTATE...........................................    11,166,611     5.66%
                                                                           ------------   -------
             TOTAL CORPORATE BONDS AND NOTES (Cost $148,701,242).........   149,323,039    75.69%
                                                                           ------------   -------
             US GOVERNMENT SECURITIES
 5,000,000   US Treasury Note, 6.25%, 07/31/98...........................     5,023,435
 5,000,000   US Treasury Note, 5.00%, 02/15/99(a)........................     4,907,810
                                                                           ------------
             TOTAL US GOVERNMENT SECURITIES (Cost $10,017,683)...........     9,931,245     5.03%
                                                                           ------------   -------
             US GOVERNMENT AGENCY SECURITIES
             FEDERAL HOME LOAN MORTGAGE CORP.
   691,004   Federal Home Loan Mortgage Corp., PL# 306816, 7.00%,
               01/01/18..................................................       690,913
 2,261,469   Federal Home Loan Mortgage Corp., PL# 850082, 9.00%,
               10/01/05..................................................     2,344,146
 1,147,984   Federal Home Loan Mortgage Corp., PL# D0677, 7.50%,
               03/01/08..................................................     1,168,589
   537,346   Federal Home Loan Mortgage Corp. REMIC, Series MH-1, 10.15%,
               04/15/06..................................................       537,930
   239,143   Federal Home Loan Mortgage Corp., PL# 273991, 6.50%,
               03/01/13..................................................       237,670
                                                                           ------------
             TOTAL FEDERAL HOME LOAN MORTGAGE CORP.......................     4,979,248     2.52%
                                                                           ------------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION
   275,541   Federal National Mortgage Association PL# 137455, 7.00%,
               04/01/04..................................................       277,053
   356,190   Federal National Mortgage Association PL# 6346, 6.75%,
               02/01/03..................................................       356,169
   659,259   Federal National Mortgage Association, 8.00%, 07/25/97......       660,828
                                                                           ------------
             TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION.................     1,294,050     0.66%
                                                                           ------------
             OTHER AGENCIES
 2,550,000   Midstate Trust II, Series A3, 9.35%, 04/01/98...............     2,600,771
 1,810,333   Guaranteed Export Certificates, 4.813%, 12/15/98............     1,771,227
                                                                           ------------
             TOTAL OTHER AGENCIES........................................     4,371,998     2.22%
                                                                           ------------
             RESOLUTION TRUST CORP.
   552,039   Resolution Trust Corp., 7.00%, 02/15/04.....................       552,744
 3,145,438   Resolution Trust Corp., 7.92%, 08/25/21.....................     3,248,262
 1,802,949   Resolution Trust Corp., Variable Rate, 6.75%, 07/25/27......     1,801,994
                                                                           ------------
             TOTAL RESOLUTION TRUST CORP.................................     5,603,000     2.84%
                                                                           ------------   -------
             TOTAL US GOVERNMENT AGENCY SECURITIES (Cost $16,324,670)....    16,248,296     8.24%
                                                                           ------------   -------

                       See notes to financial statements.

                          HIGH QUALITY BOND PORTFOLIO

                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
PRINCIPAL                                                                     VALUE       ASSETS
----------                                                                 ------------   -------
             FOREIGN GOVERNMENT OBLIGATIONS
$5,000,000   Hydro Quebec, 6.36%, 01/15/02...............................  $  4,914,920
 7,000,000   Province of Ontario, 7.375%, 01/27/03.......................     7,277,473
                                                                           ------------
             TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $12,619,185).....    12,192,393     6.18%
                                                                           ------------   -------
  SHARES
----------
             REGULATED INVESTMENT COMPANY
             MONEY MARKET FUND
 3,056,917   Merrimac Cash Fund -- Premium Class (Cost $3,056,917)(b)....     3,056,917     1.54%
                                                                           ------------   -------
PRINCIPAL
----------
             COMMERCIAL PAPER
$3,000,000   Sanwa Bank NY Branch, Floating Rate, 5.66%, 01/10/97 (Cost
               $3,010,336)...............................................     3,010,336     1.53%
                                                                           ------------   -------
             TIME DEPOSIT
   360,083   First National Bank of Boston, 7.10%, 01/02/97 (Cost
               $360,581) (b).............................................       360,581     0.18%
                                                                           ------------   -------
             TOTAL SECURITIES (Cost $194,090,614)........................   194,122,807    98.39%
                                                                           ------------   -------
             REPURCHASE AGREEMENT
 4,345,920   With Investors Bank & Trust, dated 12/31/96, 5.91%,
               repurchase proceeds at maturity $4,347,347, 01/02/97
               (Collateralized by Federal Home Loan Mortgage Corp., 7.76%
               due 02/01/24 with a value of $4,563,552) (Cost
               $4,346,634)...............................................     4,346,634     2.20%
                                                                           ------------   -------
             Total Investments (Cost $198,437,248).......................   198,469,441   100.59%
             Other assets less liabilities...............................    (1,174,778)   (0.59)%
                                                                           ------------   -------
             NET ASSETS..................................................  $197,294,663   100.00%
                                                                           ============   =======

     The aggregate cost of investments for federal income tax purposes at December 31,1996 is $198,437,248.
     The following amount is based on costs for federal income tax purposes:

             Gross unrealized appreciation...............................  $  1,120,305
             Gross unrealized depreciation...............................    (1,088,112)
                                                                           ------------
             Net unrealized appreciation.................................  $     32,193
                                                                            ===========

---------------
(a) All or part of this security is on loan
(b) Collateral for securities on loan

                       See notes to financial statements.

                     INTERMEDIATE GOVERNMENT BOND PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
 PRINCIPAL                                                                    VALUE       ASSETS
-----------                                                                ------------   -------
              US GOVERNMENT SECURITIES
              US TREASURY NOTES
$ 3,000,000   US Treasury Note, 5.375%, 11/30/97.........................  $  2,985,000
  5,000,000   US Treasury Note, 5.875%, 04/30/98.........................     4,995,310
 10,000,000   US Treasury Note, 5.25%, 07/31/98..........................     9,900,000
  9,000,000   US Treasury Note, 6.375%, 05/15/99(a)......................     9,078,750
  5,000,000   US Treasury Note, 6.00%, 08/15/99..........................     4,998,435
  7,000,000   US Treasury Note, 7.75%, 12/31/99..........................     7,319,375
  2,500,000   US Treasury Note, 8.875%, 05/15/00.........................     2,710,155
  7,000,000   US Treasury Note, 6.25%, 10/31/01(a).......................     7,004,375
              TOTAL US TREASURY NOTES....................................    48,991,400    47.54%
              US TREASURY BOND
  8,000,000   US Treasury Bond, 5.625%, 06/30/97.........................     8,000,000     7.76%
                                                                                           -----
              TOTAL US GOVERNMENT SECURITIES (Cost $57,230,452)..........    56,991,400    55.30%
                                                                                           -----
              US GOVERNMENT AGENCY SECURITIES
              FEDERAL HOME LOAN BANK
  5,000,000   Federal Home Loan Bank, 6.34%, 03/19/01....................     4,946,765
  5,000,000   Federal Home Loan Bank, 7.39%, 08/22/01....................     5,198,920
              TOTAL FEDERAL HOME LOAN BANK...............................    10,145,685     9.84%
              FEDERAL HOME LOAN MORTGAGE CORP.
  3,000,000   Federal Home Loan Mortgage Corp. REMIC, Series 1574, 6.50%,
                02/15/21.................................................     2,937,210
  5,300,000   Federal Home Loan Mortgage Corp. REMIC, Series 1500, 7.00%,
                06/15/22.................................................     5,290,725
  1,363,393   Federal Home Loan Mortgage Corp. REMIC, Series 31, Floating
                Rate, 6.15%, 08/25/23....................................     1,361,177
  1,904,780   Federal Home Loan Mortgage Corp. REMIC, Series 1710, 6.00%,
                02/15/24.................................................     1,911,260
              TOTAL FEDERAL HOME LOAN MORTGAGE CORP......................    11,500,372    11.16%
              FEDERAL NATIONAL MORTGAGE ASSOCIATION
  2,000,000   Federal National Mortgage Association REMIC, Series 94-75,
                7.00%, 01/25/03..........................................     2,017,598
  3,000,000   Federal National Mortgage Association, 6.44%, 06/21/05.....     2,955,744
              TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION................     4,973,342     4.83%

                       See notes to financial statements.

                     INTERMEDIATE GOVERNMENT BOND PORTFOLIO

                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
 PRINCIPAL                                                                    VALUE       ASSETS
-----------                                                                                -----

              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION

$     8,783   Government National Mortgage Association, PL# 209631,
                7.50%, 04/15/02..........................................  $      8,939
    470,733   Government National Mortgage Association, PL# 297619,
                7.50%, 09/15/07..........................................       479,118
    109,328   Government National Mortgage Association, PL# 322072,
                7.50%, 08/15/07..........................................       111,275
    547,610   Government National Mortgage Association, PL# 323189,
                7.50%, 08/15/07..........................................       557,364
     34,505   Government National Mortgage Association, PL# 328000,
                7.50%, 06/15/07..........................................        35,120
     12,346   Government National Mortgage Association, PL# 328084,
                7.50%, 07/15/07..........................................        12,566
    316,503   Government National Mortgage Association, PL# 328188,
                7.50%, 08/15/07..........................................       322,141
    527,747   Government National Mortgage Association, PL# 328192,
                7.50%, 08/15/07..........................................       537,148
    130,939   Government National Mortgage Association, PL# 328200,
                7.50%, 08/15/07..........................................       133,272
    536,364   Government National Mortgage Association, PL# 329060,
                7.50%, 08/15/07..........................................       545,917
    445,303   Government National Mortgage Association, PL# 332267,
                7.50%, 08/15/07..........................................       453,235
    453,340   Government National Mortgage Association, PL# 332704,
                7.50%, 09/15/07..........................................       461,415
     87,213   Government National Mortgage Association, PL# 333320,
                7.50%, 09/15/07..........................................        88,766
    464,022   Government National Mortgage Association, PL# 333709,
                7.50%, 09/15/07..........................................       472,287
     15,717   Government National Mortgage Association, PL# 335542,
                7.50%, 08/15/07..........................................        15,997
    318,774   Government National Mortgage Association, PL# 335995,
                7.50%, 08/15/07..........................................       324,452
    205,713   Government National Mortgage Association, PL# 369749,
                6.50%, 09/15/08..........................................       203,013
    293,660   Government National Mortgage Association, PL# 345975,
                6.50%, 10/15/08..........................................       289,806
    778,722   Government National Mortgage Association, PL# 374726,
                6.50%, 10/15/08..........................................       768,502
    365,943   Government National Mortgage Association, PL# 345973,
                6.50%, 11/15/08..........................................       361,140
    160,138   Government National Mortgage Association, PL# 363874,
                6.50%, 11/15/08..........................................       158,036
    615,184   Government National Mortgage Association, PL# 370448,
                6.50%, 11/15/08..........................................       607,110

                       See notes to financial statements.

                     INTERMEDIATE GOVERNMENT BOND PORTFOLIO

                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
 PRINCIPAL                                                                    VALUE       ASSETS
-----------                                                                                -----
              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (CONTINUED)
$   672,566   Government National Mortgage Association, PL# 371094,
                6.50%, 11/15/08..........................................  $    663,739
    375,125   Government National Mortgage Association, PL# 366531,
                7.00%, 11/15/08..........................................       370,201
              TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION.............     7,980,559     7.74%
              STUDENT LOAN MARKETING ASSOCIATION
  2,000,000   Student Loan Marketing Association, 6.52%, 9/26/00.........     1,999,918     1.94%
              TENNESSEE VALLEY AUTHORITY
  2,500,000   Tennessee Valley Authority, 6.38%, 06/15/05................     2,452,840     2.38%
                                                                                           -----
              TOTAL US GOVERNMENT AGENCY SECURITIES (Cost $39,140,685)...    39,052,716    37.89%
                                                                                           -----
              SHORT TERM US GOVERNMENT AGENCY SECURITIES
              FEDERAL HOME LOAN MORTGAGE CORP.
    700,000   Federal Home Loan Mortgage Corp., 5.37%, 01/02/97..........       699,896
    300,000   Federal Home Loan Mortgage Corp., 5.25%, 01/03/97..........       299,912
    700,000   Federal Home Loan Mortgage Corp., 5.42%, 01/06/97..........       699,473
    400,000   Federal Home Loan Mortgage Corp., 5.70%, 01/07/97..........       399,620
    100,000   Federal Home Loan Mortgage Corp., 5.33%, 01/13/97..........        99,822
    100,000   Federal Home Loan Mortgage Corp., 5.21%, 01/16/97..........        99,783
              TOTAL FEDERAL HOME LOAN MORTGAGE CORP......................     2,298,506     2.23%
              FEDERAL NATIONAL MORTGAGE ASSOCIATION
  1,100,000   Federal National Mortgage Association, 5.21%, 01/17/97.....     1,097,453
  2,300,000   Federal National Mortgage Association, 5.20%, 01/24/97.....     2,292,359
    100,000   Federal National Mortgage Association, 5.34%, 03/21/97.....        98,828
              TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION................     3,488,640     3.39%
                                                                                           -----
              TOTAL SHORT TERM US GOVERNMENT AGENCY   (Cost
                $5,787,146)..............................................     5,787,146     5.62%
                                                                                           -----

     SHARES
-----------
              REGULATED INVESTMENT COMPANY
              MONEY MARKET FUND
  2,874,644   Merrimac Cash Fund -- Premium Class (Cost $2,874,644)(b)...     2,874,644     2.79%
                                                                                           -----
  PRINCIPAL
-----------
              COMMERCIAL PAPER
$ 4,000,000   Nomura Securities International, 7.20%, 04/23/97(b)........  $  4,000,703
  5,000,000   Republic New York Securities Corp., 7.15%, 07/15/97(b).....     5,000,873
              TOTAL COMMERCIAL PAPER (Cost $9,001,576)...................     9,001,576     8.74%
                                                                                           -----

                       See notes to financial statements.

                     INTERMEDIATE GOVERNMENT BOND PORTFOLIO

                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
 PRINCIPAL                                                                    VALUE       ASSETS
-----------                                                                ------------   -------
              TIME DEPOSITS
$ 1,754,106   First National Bank of Boston, 7.10%, 01/02/97(b)..........  $  1,754,422
  3,000,000   First Union National Bank of North Carolina, 6.25%,
                01/02/97(b)..............................................     3,000,534
              TOTAL TIME DEPOSITS (Cost $4,754,956)......................     4,754,956     4.61%
                                                                                           -----
              TOTAL SECURITIES (Cost $118,789,459).......................   118,462,438   114.95%
                                                                                           -----
              REPURCHASE AGREEMENT
     35,988   With Investors Bank & Trust, dated 12/31/96, 5.91%,
                repurchase proceeds at maturity $36,000, 01/02/97
                (Collateralized by Federal Home Loan Mortgage Corp.,
                8.04%, due 01/01/23 with a value of $38,142) (Cost
                $35,994).................................................        35,994     0.03%
                                                                                           -----
              Total Investments (Cost $118,825,453)......................   118,498,432   114.98%
              Other assets less liabilities..............................   (15,438,552)  (14.98)%
                                                                                           -----
              NET ASSETS.................................................  $103,059,880   100.00%
                                                                                           =====

     The aggregate cost of investments for federal income tax purposes at December 31, 1996 is $118,825,453.

     The following amount is based on costs for federal income tax purposes:

              Gross unrealized appreciation..............................  $    269,710
              Gross unrealized depreciation..............................      (596,731)
                                                                           ------------
              Net unrealized depreciation................................  $   (327,021)
                                                                            ===========

---------------
(a) All or part of this security is on loan
(b) Collateral for securities on loan

                       See notes to financial statements.

                      GOVERNMENT/CORPORATE BOND PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
 PRINCIPAL                                                                    VALUE       ASSETS
-----------                                                                ------------   -------
              US GOVERNMENT SECURITY
$ 5,000,000   US Treasury Note, 5.625%, 11/30/00 (cost $5,026,995).......  $  4,909,375     1.52%
                                                                             ----------    -----
              US GOVERNMENT AGENCY SECURITIES
              FEDERAL HOME LOAN MORTGAGE CORP.
    100,000   Federal Home Loan Mortgage Corp., 5.33%, 01/13/97..........        99,822
  5,000,000   Federal Home Loan Mortgage Corp., Series 1666, Class E,
                6.00%, 12/15/19..........................................     4,863,295
  3,641,150   Federal Home Loan Mortgage Corp., Series 1377, 7.27%,
                09/15/07.................................................     3,658,580
  4,090,178   Federal Home Loan Mortgage Corp., Series 31, 6.15%,
                08/25/23.................................................     4,083,531
  5,937,562   Federal Home Loan Mortgage Corp., Series 1710, 6.00%,
                02/15/24.................................................     5,957,761
    946,485   Federal Home Loan Mortgage Corp., PL# 413611 7.00%,
                01/15/26.................................................       926,075
    972,603   Federal Home Loan Mortgage Corp., PL# 292340 7.00%,
                02/15/26.................................................       951,630
    972,579   Federal Home Loan Mortgage Corp., PL# 373622 7.00%,
                03/15/26.................................................       951,607
    973,829   Federal Home Loan Mortgage Corp., PL# 373637 7.00%,
                03/15/26.................................................       952,829
                                                                             ----------
              TOTAL FEDERAL HOME LOAN MORTGAGE CORP......................    22,445,130     6.96%
                                                                             ----------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION
    100,000   Federal National Mortgage Association, 5.24%, 01/03/97.....        99,972
 10,000,000   Federal National Mortgage Association, 6.25%, 10/28/98.....    10,000,000
  1,486,796   Federal National Mortgage Association REMIC Series
                1993-219, Class A, principal only, 08/25/23..............     1,427,633
    117,471   Federal National Conventional Loan, PL# 250510 7.00%,
                12/01/25.................................................       114,938
                                                                             ----------
              TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION................    11,642,543     3.61%
                                                                             ----------
              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
    973,450   Government National Mortgage Association, PL# 428420,
                7.00%, 04/15/26..........................................       952,459     0.30%
                                                                             ----------
              STUDENT LOAN MARKETING ASSOCIATION
  3,000,000   Student Loan Marketing Association, 6.52%, 09/26/00........     2,999,877
  5,000,000   Student Loan Marketing Association, Series 1996-2 A2,
                5.81%, 07/27/09..........................................     5,013,477
                                                                             ----------
              TOTAL STUDENT LOAN MARKETING ASSOCIATION...................     8,013,354     2.48%
                                                                             ----------    -----
              TOTAL US GOVERNMENT AGENCY SECURITIES (Cost $42,859,031)...    43,053,486    13.35%
                                                                             ----------    -----
              CORPORATE BONDS AND NOTES
              AEROSPACE
  5,000,000   Boeing Company, 8.625%, 11/15/31...........................     5,871,180

                       See notes to financial statements.

                      GOVERNMENT/CORPORATE BOND PORTFOLIO

                               DECEMBER 31, 1996


                                                                                          PERCENT
                                                                                          OF NET
 PRINCIPAL                                                                    VALUE       ASSETS
-----------                                                                 ----------     -----
              AEROSPACE (CONTINUED)
$ 5,000,000   Lockheed Martin, 6.85%, 05/15/01...........................  $  5,046,625
  5,000,000   McDonnell Douglas, 6.875%, 11/01/06........................     4,978,790
                                                                             ----------
              TOTAL AEROSPACE............................................    15,896,595     4.93%
                                                                             ----------
              AUTOMOTIVE PRODUCTS
  4,000,000   BF Goodrich, 8.65%, 04/15/25...............................     4,524,285
  5,000,000   Ford Holdings, 9.375%, 03/01/20............................     5,999,350
  5,000,000   General Motors Corp., 8.80%, 03/01/21......................     5,762,785
  5,000,000   Universal Corp., 6.50%, 02/15/06...........................     4,720,805
                                                                             ----------
              TOTAL AUTOMOTIVE PRODUCTS..................................    21,007,225     6.51%
                                                                             ----------
              BANKS
  4,000,000   Bank of New York Company, 6.50%, 12/01/03..................     3,919,856
  5,000,000   BankAmerica Corp., 6.625%, 05/30/01........................     5,006,120
 10,000,000   Bankers Trust of New York, 6.75%, 10/03/01.................    10,015,770
  5,000,000   BT Trust, 7.75%, 12/01/26..................................     4,771,145
  5,000,000   Chase Manhattan Corp., 8.00%, 05/01/05.....................     5,041,800
  5,000,000   International Bank of Reconstruction & Development, 8.625%,
                10/15/16.................................................     5,777,130
  5,000,000   Midland Bank PLC, Floating Rate, 5.91%, 06/29/49...........     4,300,000
  5,000,000   Swiss Bank Corp., 7.75%, 09/01/26..........................     5,166,775
                                                                             ----------
              TOTAL BANKS................................................    43,998,596    13.64%
                                                                             ----------
              CONSUMER GOODS AND SERVICES
  5,200,000   Procter & Gamble, 9.36%, 01/01/21..........................     6,318,359
  5,000,000   RJR Nabisco, 8.75%, 04/15/04...............................     5,063,290
                                                                             ----------
              TOTAL CONSUMER GOODS AND SERVICES..........................    11,381,649     3.53%
                                                                             ----------
              FINANCE
 10,000,000   Associates Corp. N.A., 6.75%, 07/15/01.....................    10,048,680
  5,000,000   Capital Equipment Receivables Trust 96-1 Class B, 6.57%,
                03/15/01(a)..............................................     5,009,100
 10,000,000   Chase Manhattan Credit Card Master Trust Series 1996-3
                Class A, 7.04%, 02/15/00.................................    10,249,600
  7,040,000   Discover Card Master Trust I Series 1994-2 Class A,
                Floating Rate, 5.83%, 10/16/04...........................     7,103,642
  6,000,000   Dow Capital BV, 9.20%, 06/01/10............................     6,943,764
  5,000,000   General Electric Capital Corp., 8.50%, 07/24/08............     5,611,095
  5,000,000   General Motors Acceptance Corp., Putable Asset Trust,
                6.375%, 09/30/98.........................................     5,012,621
  5,000,000   General Motors Acceptance Corp., 8.40%, 10/15/99...........     5,248,550
  5,880,000   Structured Asset Securities Corp., Series 1996-CFL, Class
                A-IC, 5.944%, 02/25/28...................................     5,765,134


                       See notes to financial statements.

                      GOVERNMENT/CORPORATE BOND PORTFOLIO

                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
 PRINCIPAL                                                                    VALUE       ASSETS
-----------                                                                 ----------     -----
              FINANCE (CONTINUED)
$ 3,000,000   Standard Credit Card Master Trust, Series 95-11, 5.59%,
                11/15/00.................................................  $  3,000,600
 10,000,000   Xerox Credit Corp., 6.78%, 05/21/01........................    10,041,160
                                                                             ----------
              TOTAL FINANCE..............................................    74,033,946    22.94%
                                                                             ----------
              FOOD AND BEVERAGE
  5,000,000   Seagrams (Joseph) & Sons, 9.65%, 08/15/18..................     6,196,946     1.92%
                                                                             ----------
              INDUSTRIAL
  5,000,000   Celulosa Arauco y Constitucion, 6.75%, 12/15/03............     4,833,565
  1,000,000   Eli Lilly, 6.770%, 01/01/36................................       939,931
                                                                             ----------
              TOTAL INDUSTRIAL...........................................     5,773,496     1.79%
                                                                             ----------
              INSURANCE
  5,000,000   Aetna Services, 7.625%, 08/15/26...........................     5,043,400
  5,000,000   Prudential Insurance, 8.10%, 07/15/15(a)...................     5,052,515
                                                                             ----------
              TOTAL INSURANCE............................................    10,095,915     3.13%
                                                                             ----------
              LEISURE AND RECREATION
  7,000,000   Marriott International Inc., 7.875%, 04/15/05..............     7,271,292     2.25%
                                                                             ----------
              OIL AND GAS
  5,000,000   Occidental Petroleum, 10.125%, 09/15/09....................     6,170,535
  4,000,000   Texaco Capital, 9.75%, 03/15/20............................     5,069,432
                                                                             ----------
              TOTAL OIL AND GAS..........................................    11,239,967     3.48%
                                                                             ----------
              PAPER AND FOREST PRODUCTS
  5,000,000   Republic New York Corp., 7.00%, 03/22/11...................     4,910,475
  8,000,000   Westvaco, 10.125%, 06/01/19................................     8,871,200
                                                                             ----------
              TOTAL PAPER AND FOREST PRODUCTS............................    13,781,675     4.27%
                                                                             ----------
              TELECOMMUNICATION
  5,000,000   GTE South, 7.50%, 03/15/26.................................     4,941,835     1.53%
                                                                             ----------
              UTILITIES
 10,000,000   Commonwealth Edison, 8.125%, 01/15/07......................     9,995,680
  5,000,000   Commonwealth Edison, 8.50%, 07/15/22.......................     5,150,305
  5,000,000   Philadelphia Electric, 5.375%, 08/15/98....................     4,935,540
                                                                             ----------
              TOTAL UTILITIES............................................    20,081,525     6.23%
                                                                             ----------    -----
              TOTAL CORPORATE BONDS & NOTES (Cost $240,779,900)..........   245,700,662    76.15%
                                                                             ----------    -----
              COMMERCIAL PAPER
    300,000   American Express Credit Corp., 5.33%, 01/09/97.............       299,645
  2,000,000   Capital One Funding Corp., Floating Rate, 5.84%,
                01/02/97.................................................     2,017,400
  1,700,000   CIT Group Holdings, Inc., 5.48%, 01/31/97..................     1,692,237

                       See notes to financial statements.

                      GOVERNMENT/CORPORATE BOND PORTFOLIO

                               DECEMBER 31, 1996


                                                                                          PERCENT
                                                                                          OF NET
 PRINCIPAL                                                                    VALUE       ASSETS
-----------                                                                ------------   -------
(CONTINUED)
$ 2,200,000   Enterprise Funding Corp., 5.77%, 01/09/97..................  $  2,197,179
  1,879,000   Enterprise Funding Corp., 5.31%, 02/07/97..................     1,868,745
    200,000   General Electric Capital, 5.50%, 01/27/97..................       199,206
  3,700,000   General Electric Capital, 5.40%, 01/23/97..................     3,687,790
  3,500,000   Heller International Corp., 5.70%, 01/21/97................     3,488,917
    300,000   Household Finance Corp., 5.45%, 01/14/97...................       299,410
  1,100,000   Metlife Funding Inc., 5.29%, 01/10/97......................     1,098,545
  1,625,000   Morgan, J.P. & Company, 5.36%, 01/02/97....................     1,624,760
    850,000   Sears Roebuck Acceptance Corp., 5.40%, 01/07/97............       849,235
  5,100,000   Weyerhaeuser Mortgage Company, 5.90%, 01/07/97.............     5,094,985
                                                                           ------------
              TOTAL COMMERCIAL PAPER (Cost $24,418,054)..................    24,418,054     7.56%
                                                                           ------------   -------
              TIME DEPOSIT
  9,473,024   First National Bank of Boston TBW-1, 7.10%, 01/02/97 (Cost
                $9,474,477)(b)...........................................     9,474,477     2.94%
                                                                           ------------   -------
     SHARES
-----------

              REGULATED INVESTMENT COMPANY
              MONEY MARKET FUND
    496,576   Merrimac Cash Fund -- Premium Class (Cost $496,576)(b).....       496,576     0.15%
                                                                           ------------   -------
              TOTAL SECURITIES (Cost $323,055,033).......................   328,052,630   101.67%
                                                                           ------------   -------
  PRINCIPAL
-----------

              REPURCHASE AGREEMENT
$    52,055   With Investors Bank & Trust, dated 12/31/96, 5.91%,
                repurchase proceeds at maturity $52,072, 01/02/97
                (Collateralized by Federal Home Loan Mortgage Corp.,
                7.78%, due 08/01/24, with a value of $55,032) (Cost
                $52,064).................................................        52,064     0.01%
                                                                           ------------   -------
              Total Investments (Cost $323,107,097)......................   328,104,694   101.68%
              Other assets less liabilities..............................    (5,428,677)   (1.68)%
                                                                           ------------   -------
              Net Assets.................................................  $322,676,017   100.00%
                                                                            ===========   ======


     The aggregate cost of investments for federal income tax purposes at December 31, 1996 is $323,107,097.

     The following amount is based on costs for federal income tax purposes:

              Gross unrealized appreciation..............................  $  6,636,512
              Gross unrealized depreciation..............................    (1,638,915)
                                                                           ------------
              Net unrealized appreciation................................  $  4,997,597
                                                                            ===========

---------------
(a) All or part of this security is on loan

(b) Collateral for securities on loan

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
 SHARES                                                                       VALUE       ASSETS
---------                                                                  ------------   -------
            COMMON STOCK
            AEROSPACE
   49,300   Boeing Company...............................................  $  5,244,288
   44,750   Northrop Grumman Corp........................................     3,703,063
                                                                           ------------
            TOTAL AEROSPACE..............................................     8,947,351     3.38%
                                                                           ------------
            AUTOMOBILES
   89,600   General Motors Corp..........................................     4,995,200     1.89%
                                                                           ------------
            BANKS
   90,700   Banc One Corp................................................     3,900,100
   40,650   Citicorp.....................................................     4,186,950
  127,000   C S Holding (ADR)............................................     3,251,314
   17,550   Wells Fargo & Company........................................     4,734,113
                                                                           ------------
            TOTAL BANKS..................................................    16,072,477     6.07%
                                                                           ------------
            CHEMICALS
   58,900   Dow Chemical Company(a)......................................     4,616,288
   45,400   Du Pont (E.I.) De Nemours....................................     4,284,625
   55,250   Grace W.R....................................................     2,859,188
  111,700   Rhone Poulenc SA (ADR)(a)(c).................................     3,783,838
                                                                           ------------
            TOTAL CHEMICALS..............................................    15,543,939     5.87%
                                                                           ------------
            COMPUTER AND OFFICE EQUIPMENT
   30,900   International Business Machines..............................     4,665,900     1.76%
                                                                           ------------
            DEFENSE
   75,800   Raytheon Company.............................................     3,647,875     1.38%
                                                                           ------------
            ENVIRONMENTAL MANAGEMENT
  103,500   WMX Technologies.............................................     3,376,688     1.27%
                                                                           ------------
            FINANCE
   37,900   Loews Corp...................................................     3,572,075     1.35%
                                                                           ------------
            INDUSTRIAL
   64,200   Allegheny Teledyne, Inc.(a)..................................     1,476,600     0.56%
                                                                           ------------
            INSURANCE
   25,200   Aetna, Inc...................................................     2,016,000
   85,650   Allstate, Corp...............................................     4,956,994
   85,065   Travelers, Inc...............................................     3,859,804
                                                                           ------------
            TOTAL INSURANCE..............................................    10,832,798     4.09%
                                                                           ------------

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
 SHARES                                                                       VALUE       ASSETS
---------                                                                  ------------   ------
            LEISURE AND RECREATION
  114,200   Host Marriott Corp.(a)(c)....................................  $  1,827,200     0.69%
                                                                           ------------
            MANUFACTURING
   49,950   Hasbro, Inc..................................................     1,941,806
   35,435   Mattel.......................................................       983,321
  121,300   Peninsular & Oriental (ADR)(a)(c)............................     2,449,435
  128,400   Philips Electronics N.V. (ADR)...............................     5,136,000
                                                                           ------------
            TOTAL MANUFACTURING..........................................    10,510,562     3.97%
                                                                           ------------
            MEDIA
  107,050   Dun & Bradstreet Corp........................................     2,542,448
   69,950   E.W. Scripps Company -- Class A..............................     2,448,262
                                                                           ------------
            TOTAL MEDIA..................................................     4,990,710     1.88%
                                                                           ------------
            MEDICAL AND OTHER HEALTH SERVICES
   67,000   American Home Products Corp..................................     3,927,875
   41,800   Bristol-Myers Squibb Company.................................     4,545,753
  114,100   Tenet Healthcare Corp.(a)(c).................................     2,495,938
                                                                           ------------
            TOTAL MEDICAL AND OTHER HEALTH SERVICES......................    10,969,566     4.14%
                                                                           ------------
            OIL AND GAS
   61,350   Amoco Corp...................................................     4,938,675
   37,900   AMR Corp.(c).................................................     3,339,937
  118,400   Elf Aquitaine (ADR)(a).......................................     5,357,619
                                                                           ------------
            TOTAL OIL AND GAS............................................    13,636,231     5.15%
                                                                           ------------
            PHARMACEUTICALS
  105,119   Novartis AG (ADR)(a).........................................     6,000,760     2.26%
                                                                           ------------
            RETAIL
  111,250   Federated Department Stores(c)...............................     3,796,406
  168,000   Wal-Mart Stores, Inc. .......................................     3,843,000
                                                                           ------------
            TOTAL RETAIL.................................................     7,639,406     2.88%
                                                                           ------------

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
 SHARES                                                                       VALUE       ASSETS
---------                                                                  ------------   -------
            TELECOMMUNICATIONS
   52,300   General Instrument Corp.(c)..................................  $  1,130,988
   76,500   ITT Corp.(c).................................................     3,318,188
  127,900   MCI Communications Corp. ....................................     4,180,731
   52,900   Motorola, Inc. ..............................................     3,246,738
   47,250   Nokia Corp. (ADR)............................................     2,722,781
  101,100   NYNEX Corp...................................................     4,865,437
  152,650   Pacific Telesis Group........................................     5,609,888
                                                                           ------------
            TOTAL TELECOMMUNICATIONS.....................................    25,074,751     9.46%
                                                                           ------------
            TRANSPORTATION
   50,400   Burlington Northern Santa Fe.................................     4,353,300
   85,600   Union Pacific Corp...........................................     5,146,700
                                                                           ------------
            TOTAL TRANSPORTATION.........................................     9,500,000     3.59%
                                                                           ------------   ------
            TOTAL COMMON STOCK (Cost $145,917,349).......................   163,280,089    61.64%
                                                                           ------------   ------
            REGULATED INVESTMENT COMPANY
            MONEY MARKET FUND
6,661,725   Merrimac Cash Fund-Premium Class (Cost $6,661,725)(b)........     6,661,725     2.51%
                                                                           ------------   ------

 PRINCIPAL
-----------
              US GOVERNMENT SECURITIES
              US TREASURY BOND
$18,050,000   US Treasury Bond, 7.875%, 11/15/04.........................    19,697,063     7.44%
                                                                           ------------
              US TREASURY NOTES
 11,230,000   US Treasury Note, 7.125%, 10/15/98(a)......................    11,454,600
  9,000,000   US Treasury Note, 8.50%, 02/15/00..........................     9,610,308
  6,190,000   US Treasury Note, 7.50%, 05/15/02..........................     6,545,925
 21,060,000   US Treasury Note, 5.75%, 08/15/03..........................    20,428,200
 29,705,000   US Treasury Note, 6.50%, 05/15/05..........................    29,918,490
                                                                           ------------
              TOTAL US TREASURY NOTES....................................    77,957,523    29.43%
                                                                           ------------   ------
              TOTAL US GOVERNMENT SECURITIES (Cost $96,698,498)..........    97,654,586    36.87%
                                                                           ------------   ------

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
 PRINCIPAL                                                                    VALUE       ASSETS
-----------                                                                ------------   -------
              CORPORATE NOTES
              FINANCE
$ 8,000,000   Nomura Securities International, 7.20%, 04/23/97(b)........  $  8,001,492
 12,000,000   Republic New York Securities Corp., 7.15%, 07/15/97(b).....    12,002,238
                                                                           ------------
              TOTAL CORPORATE NOTES (Cost $20,003,730)...................    20,003,730     7.55%
                                                                           ------------   ------
              TIME DEPOSIT
  3,881,725   First National Bank of Boston, 7.10%, 01/02/97(b) (Cost
                $3,882,450)..............................................     3,882,450     1.46%
                                                                           ------------   ------
              TOTAL SECURITIES (Cost $273,163,752).......................   291,482,580   110.03%
                                                                           ------------   ------
              REPURCHASE AGREEMENT
  2,455,923   With Investors Bank & Trust, dated 12/31/96, 5.91%,
                repurchase proceeds at maturity $2,456,738, 01/02/97,
                (Collateralized by Federal Home Loan Mortgage
                Corporation, 8.10%, due 12/01/22, with a value of
                $2,578,944) (Cost $2,456,326)............................     2,456,326     0.93%
                                                                           ------------   ------
              Total Investments (Cost $275,620,078)......................   293,938,906   110.96%
              Other assets less liabilities..............................   (29,029,067)  (10.96)%
                                                                           ------------   ------
              NET ASSETS.................................................  $264,909,839   100.00%
                                                                           ============   ======


     The aggregate cost of investments for federal income tax purposes at December 31, 1996 is $276,099,585.

     The following amount is based on costs for federal income tax purposes:

              Gross unrealized appreciation..............................  $ 19,889,279
              Gross unrealized depreciation..............................    (2,049,958)
              Net unrealized appreciation................................  $ 17,839,321

---------------
(a) All or part of this security is on loan

(b) Collateral for securities on loan

(c) Non-income producing security

(ADR) -- American Depository Receipt

                       See notes to financial statements.

                            EQUITY INCOME PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
  SHARES                                                                      VALUE       ASSETS
-----------                                                                ------------   -------
              COMMON STOCK
              AEROSPACE
    120,000   Northrop Grumman Corp. ....................................  $  9,930,000
    120,000   Textron, Inc. .............................................    11,310,000
    160,000   United Technologies........................................    10,560,000
                                                                           ------------
              TOTAL AEROSPACE............................................    31,800,000     3.32%
                                                                           ------------
              AUTOMOBILES
    120,000   Chrysler Corp. ............................................     3,960,000
    130,000   Ford Motor Company.........................................     4,143,750
     90,000   General Motors Corp. ......................................     5,017,500
                                                                           ------------
              TOTAL AUTOMOBILES..........................................    13,121,250     1.37%
                                                                           ------------
              BANKS
    210,000   Banc One Corp. ............................................     9,030,000
    220,000   Bank of New York...........................................     7,425,000
    130,000   BankAmerica Corp. .........................................    12,967,500
    100,000   Bankers Trust New York Corp. ..............................     8,625,000
    110,000   Chase Manhattan Corp. .....................................     9,817,500
    130,000   First Union Corp. (N.E.)...................................     9,620,000
    300,000   Great Western Financial....................................     8,700,000
    290,000   H. F. Ahmanson & Company...................................     9,425,000
    110,000   Nationsbank Corp. .........................................    10,752,500
     40,000   Wells Fargo & Company......................................    10,790,000
                                                                           ------------
              TOTAL BANKS................................................    97,152,500    10.15%
                                                                           ------------
              CHEMICALS
     80,000   Dow Chemical Company(a)....................................     6,270,000
    120,000   Du Pont (E.I.) De Nemours..................................    11,325,000
    150,000   Merck & Company, Inc. .....................................    11,887,500
    325,000   Monsanto Company...........................................    12,634,375
    220,000   Olin Corp.(a)..............................................     8,277,500
                                                                           ------------
              TOTAL CHEMICALS............................................    50,394,375     5.27%
                                                                           ------------
              COMPUTERS AND OFFICE EQUIPMENT
    230,000   General Signal(a)..........................................     9,832,500
    140,000   Harris Corp., Inc. ........................................     9,607,500
    120,000   Honeywell, Inc. ...........................................     7,890,000
    200,000   Pitney Bowes, Inc. ........................................    10,900,000
    230,000   Xerox Corp. ...............................................    12,103,750
                                                                           ------------
              TOTAL COMPUTERS AND OFFICE EQUIPMENT.......................    50,333,750     5.26%
                                                                           ------------

                       See notes to financial statements.

                            EQUITY INCOME PORTFOLIO

                               DECEMBER 31, 1996


                                                                                          PERCENT
                                                                                          OF NET
  SHARES                                                                      VALUE       ASSETS
-----------                                                                ------------   -------
              CONSUMER GOODS AND SERVICES
    220,000   Avon Products, Inc. .......................................  $ 12,567,500
    130,000   Colgate-Palmolive Company..................................    11,992,500
    270,000   Dana Corp. ................................................     8,808,750
    150,000   Eastman Kodak Company......................................    12,037,500
     80,000   GATX Corp. ................................................     3,880,000
    250,000   General Electric Company...................................    24,718,750
    140,000   Minnesota Mining & Manufacturing(a)........................    11,602,500
    320,000   Ogden Corp. ...............................................     6,000,000
                                                                           ------------
              TOTAL CONSUMER GOODS AND SERVICES..........................    91,607,500     9.57%
                                                                           ------------
              ELECTRONICS
    270,000   AMP, Inc. .................................................    10,361,250
    100,000   Eaton Corp. ...............................................     6,975,000
    150,000   Emerson Electric...........................................    14,512,500
    220,000   Thomas & Betts Corp. ......................................     9,762,500
                                                                           ------------
              TOTAL ELECTRONICS..........................................    41,611,250     4.35%
                                                                           ------------
              FINANCE
    180,000   American Express Company...................................    10,170,000
    290,000   Federal National Mortgage Association......................    10,802,500
                                                                           ------------
              TOTAL FINANCE..............................................    20,972,500     2.19%
                                                                           ------------
              INDUSTRIAL
    120,000   Carpenter Technology.......................................     4,395,000
    110,000   Reynolds Metals Company....................................     6,201,250
    170,000   Timken Company.............................................     7,798,750
     90,000   USX-US Steel Group, Inc. ..................................     2,823,750
                                                                           ------------
              TOTAL INDUSTRIAL...........................................    21,218,750     2.22%
                                                                           ------------
              INSURANCE
     95,000   Aetna, Inc. ...............................................     7,600,000
    110,000   Allstate Corp. ............................................     6,366,250
     90,000   CIGNA Corp. ...............................................    12,296,250
    180,000   Lincoln National Corp. ....................................     9,450,000
                                                                           ------------
              TOTAL INSURANCE............................................    35,712,500     3.73%
                                                                           ------------
              MACHINERY
    140,000   Cooper Industries, Inc. ...................................     5,897,500
    210,000   Deere & Company............................................     8,531,250
    160,000   Goulds Pumps...............................................     3,670,000
    110,000   Harsco Corp. ..............................................     7,535,000
                                                                           ------------
              TOTAL MACHINERY............................................    25,633,750     2.68%
                                                                           ------------


                       See notes to financial statements.

                            EQUITY INCOME PORTFOLIO

                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
  SHARES                                                                      VALUE       ASSETS
-----------                                                                ------------   -------
              MEDICAL AND OTHER HEALTH SERVICES
    150,000   Baxter International, Inc. ................................  $  6,150,000
     40,000   Meditrust Corp. ...........................................     1,600,000
                                                                           ------------
              TOTAL MEDICAL AND OTHER HEALTH SERVICES....................     7,750,000     0.81%
                                                                           ------------
              METALS AND MINING
    160,000   Freeport McMoran Copper & Gold -- Class A..................     4,500,000
     40,000   Phelps Dodge Corp. ........................................     2,700,000
                                                                           ------------
              TOTAL METALS AND MINING....................................     7,200,000     0.75%
                                                                           ------------
              OIL AND GAS
    120,000   Amoco Corp.(a).............................................     9,660,000
     70,000   Atlantic Richfield Company.................................     9,275,000
     80,544   British Petroleum PLC (ADR)................................    11,386,908
    150,000   Chevron Corp. .............................................     9,750,000
    140,000   Consolidated Natural Gas...................................     7,735,000
    270,000   Dresser Industries, Inc. ..................................     8,370,000
    151,160   El Paso Natural Gas Company................................     7,633,580
    110,000   Exxon Corp. ...............................................    10,780,000
     80,000   Mobil Corp. ...............................................     9,780,000
    180,000   Questar Corp. .............................................     6,615,000
     80,000   Royal Dutch Petroleum (ADR)(a).............................    13,660,000
    160,000   Sonat, Inc. ...............................................     8,240,000
    120,000   Tenneco, Inc. .............................................     5,415,000
    120,000   Texaco, Inc. ..............................................    11,775,000
    300,000   Williams Companies, Inc. ..................................    11,250,000
                                                                           ------------
              TOTAL OIL AND GAS..........................................   141,325,488    14.77%
                                                                           ------------
              PAPER AND FOREST PRODUCTS
     70,000   Georgia-Pacific Corp. .....................................     5,040,000
    130,000   International Paper Company(a).............................     5,248,750
    120,000   Union Camp Corp. ..........................................     5,730,000
    160,000   Weyerhauser Company........................................     7,580,000
                                                                           ------------
              TOTAL PAPER AND FOREST PRODUCTS............................    23,598,750     2.47%
                                                                           ------------
              PHARMACEUTICALS
    180,000   American Home Products Corp. ..............................    10,552,500
     90,000   Bristol-Myers Squibb Company...............................     9,787,500
    160,000   Eli Lilly & Company........................................    11,680,000
     90,000   Pfizer, Inc. ..............................................     7,458,750
    100,000   Pharmacia & Upjohn, Inc. ..................................     3,962,500
     80,000   Schering-Plough Corp. .....................................     5,180,000

                       See notes to financial statements.

                            EQUITY INCOME PORTFOLIO

                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
  SHARES                                                                      VALUE       ASSETS
-----------                                                                ------------   -------
              PHARMACEUTICALS (CONTINUED)
    160,000   Smithkline Beecham PLC (ADR)...............................  $ 10,880,000
    160,000   Warner Lambert Company.....................................    12,000,000
                                                                           ------------
              TOTAL PHARMACEUTICALS......................................    71,501,250     7.47%
                                                                           ------------
              PUBLISHING
    120,000   Dun & Bradstreet Corp. ....................................     2,850,000
    240,000   Mcgraw-Hill Companies, Inc. ...............................    11,070,000
                                                                           ------------
              TOTAL PUBLISHING...........................................    13,920,000     1.45%
                                                                           ------------
              REAL ESTATE INVESTMENT TRUST
     80,000   Avalon Properties, Inc. ...................................     2,300,000
     90,000   Bay Apartment Communities..................................     3,240,000
     70,000   Crescent Real Estate Equities..............................     3,692,500
     80,000   Developers Divers Realty Corp. ............................     2,970,000
     80,000   Equity Residential Properties..............................     3,300,000
     80,000   Felcor Suite Hotels, Inc. .................................     2,830,000
    200,000   Health Care Property Invest, Inc. .........................     7,000,000
     80,000   Healthcare Realty Trust....................................     2,120,000
    100,000   Irvine Apartment Communities...............................     2,500,000
     45,000   Redwood Trust, Inc. .......................................     1,676,250
                                                                           ------------
              TOTAL REAL ESTATE INVESTMENT TRUST.........................    31,628,750     3.31%
                                                                           ------------
              TELECOMMUNICATIONS
    100,000   Ameritech Corp. ...........................................     6,062,500
    100,000   Bell Atlantic Corp. .......................................     6,475,000
    160,000   Bellsouth Corp. ...........................................     6,460,000
    160,000   GTE Corp. .................................................     7,280,000
     80,000   NYNEX Corp. ...............................................     3,850,000
    170,000   Pacific Telesis Group......................................     6,247,500
    120,000   SBC Communications, Inc. ..................................     6,210,000
    150,000   Sprint Corp. ..............................................     5,981,250
    150,000   US West, Inc. .............................................     4,837,500
                                                                           ------------
              TOTAL TELECOMMUNICATIONS...................................    53,403,750     5.58%
                                                                           ------------
              TOBACCO
    160,000   American Brands, Inc. .....................................     7,940,000
    100,000   Philip Morris Companies, Inc. .............................    11,262,500
                                                                           ------------
              TOTAL TOBACCO..............................................    19,202,500     2.01%
                                                                           ------------

                       See notes to financial statements.

                            EQUITY INCOME PORTFOLIO

                               DECEMBER 31, 1996


                                                                                          PERCENT
                                                                                          OF NET
  SHARES                                                                      VALUE       ASSETS
-----------                                                                ------------   -------
              REAL ESTATE INVESTMENT TRUST (CONTINUED)
              TRANSPORTATION
     53,584   Conrail, Inc. .............................................  $  5,338,306
    110,000   Norfolk Southern Corp. ....................................     9,625,000
    100,000   Union Pacific Corp. .......................................     6,012,500
                                                                           ------------
              TOTAL TRANSPORTATION.......................................    20,975,806     2.19%
                                                                           ------------
              UTILITIES
    150,000   American Electric Power, Inc. .............................     6,168,750
    160,000   Carolina Power & Light.....................................     5,840,000
    140,000   FPL Group, Inc. ...........................................     6,440,000
    240,000   Southern Company...........................................     5,430,001
                                                                           ------------
              TOTAL UTILITIES............................................    23,878,751     2.50%
                                                                           ------------   -------
              TOTAL COMMON STOCK (Cost $665,864,243).....................   893,943,170    93.42%
                                                                           ------------   -------
              PREFERRED STOCK
              COMPUTERS AND OFFICE EQUIPMENT
     15,000   Microsoft Corp., $2.196 Preferred Stock -- Class A (Cost
              $1,201,225)................................................     1,201,875     0.13%
                                                                           ------------   -------
              REGULATED INVESTMENT COMPANY
              MONEY MARKET FUND
  6,275,504   Merrimac Cash Fund-Premium Class (Cost $6,275,504)(b)......     6,275,504     0.66%
                                                                           ------------   -------
 PRINCIPAL
-----------
              CONVERTIBLE BOND
              COMMUNICATIONS EQUIPMENT
$ 2,000,000   Motorola, Inc., 0.00%, 09/07/09 (a) (cost $1,710,000)......     2,262,500     0.24%
                                                                           ------------   -------
              CORPORATE BONDS
              FINANCE
 20,000,000   Republic New York Securities Corp., 7.15%, 07/15/97 (Cost
              $20,003,672) (b)...........................................    20,003,672     2.09%
                                                                           ------------   -------
              COMMERCIAL PAPER
    600,000   American Express Credit Corp., 5.33%, 01/09/97.............       599,289
  3,000,000   Avco Financial Services -- Canada, 5.34%, 01/21/97.........     2,991,100
  2,000,000   Avco Financial Services, Inc., 5.32%, 01/23/97.............     1,993,498
  3,000,000   Banc One Corp., 5.46%, 01/06/97............................     2,997,725
 10,000,000   Barclay's Bank PLC, 5.29%, 01/06/97........................     9,992,653
  3,000,000   CIT Group Holdings, Inc., 5.48%, 01/31/97..................     2,986,300
  4,000,000   CIT Group Holdings, Inc., 5.33%, 01/06/97..................     3,997,039
  2,700,000   CIT Group Holdings, Inc., 5.35%, 02/25/97..................     2,677,931
  1,500,000   Enterprise, 5.77%, 01/09/97................................     1,498,077
    200,000   General Electric Capital Corp., 5.50%, 01/27/97............       199,206
  1,000,000   General Electric Capital Corp., 5.50%, 01/30/97............       995,569


                       See notes to financial statements.

                            EQUITY INCOME PORTFOLIO

                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
 PRINCIPAL                                                                    VALUE       ASSETS
-----------                                                                ------------   -------
              COMMERCIAL PAPER (CONTINUED)
$   100,000   General Electric Capital Corp., 5.41%, 01/09/97............  $     99,880
  3,000,000   General Motors Acceptance Corp., 5.36%, 01/24/97...........     2,989,727
  4,200,000   ITT Hartford, 5.30%, 01/24/97..............................     4,185,778
  4,000,000   Merrill Lynch and Company, Inc., 5.34%, 01/27/97...........     3,984,573
  3,000,000   National Rural Utilities Corp., 5.30%, 01/10/97............     2,996,025
  2,000,000   Paccar Financial Company, 5.44%, 01/03/97..................     1,999,395
  1,600,000   Sears Roebuck Acceptance Corp., 5.40%, 01/07/97............     1,598,560
  4,000,000   Sony Capital Corp., 5.30%, 01/14/97........................     3,992,345
  5,300,000   Southwestern Bell Capital, 5.52%, 01/30/97.................     5,276,433
  2,600,000   Weyerhaeuser Mortgage Company, 5.90%, 01/07/97.............     2,597,443
                                                                           ------------
              TOTAL COMMERCIAL PAPER (Cost $60,648,546)..................    60,648,546     6.34%
                                                                           ------------   -------
              TIME DEPOSIT
  4,216,896   First National Bank of Boston, 7.10%, 01/02/97 (Cost
              $4,217,670)(b).............................................     4,217,670     0.44%
                                                                           ------------   -------
              SHORT TERM US GOVERNMENT AGENCY SECURITIES
    300,000   Federal Home Loan Mortgage Discount Note, 5.42%,
              01/06/97...................................................       299,774
    300,000   Federal National Mortgage Association, 5.24%, 01/03/97.....       299,914
    200,000   Federal National Mortgage Association, 5.34%, 03/21/97.....       197,656
                                                                           ------------
              TOTAL SHORT TERM US GOVERNMENT (Cost $797,344).............       797,344     0.08%
                                                                           ------------   -------
              TOTAL SECURITIES (Cost $760,718,204).......................   989,350,281   103.40%
                                                                           ------------   -------
              REPURCHASE AGREEMENT
     26,910   With Investors Bank & Trust, dated 12/31/96, 5.91%,
              repurchase proceeds at maturity $26,919, 01/02/97
              (Collateralized by Federal National Mortgage Association,
              7.92%, due 08/01/24 with a value of $28,562) (Cost
              $26,914)...................................................        26,914     0.00%
                                                                           ------------   -------
              Total Investments (Cost $760,745,118)......................   989,377,195   103.40%
              Other assets less liabilities..............................   (32,556,526)   (3.40)%
                                                                           ------------   -------
              NET ASSETS.................................................  $956,820,669   100.00%
                                                                            ===========   ======

     The aggregate cost of investments for federal income tax purposes at December 31,1996 is $760,484,068.

     The following amount is based on costs for federal income tax purposes:

              Gross unrealized appreciation..............................  $231,988,767
              Gross unrealized depreciation..............................    (3,095,640)
                                                                           ------------
              Net unrealized appreciation................................  $228,893,127
                                                                            ===========

---------------
(a) All or part of this security is on loan

(b) Collateral for securities on loan

(ADR) -- American Depository Receipts

                       See notes to financial statements.

                             EQUITY VALUE PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
  SHARES                                                                      VALUE       ASSETS
----------                                                                 ------------   -------
             COMMON STOCK
             AEROSPACE
     3,600   Allied Signal, Inc. ........................................  $    241,242     0.83%
             AUTOMOBILES
     6,200   General Motors Corp. .......................................       345,650
    21,300   Ford Motor Company..........................................       678,938
             TOTAL AUTOMOBILES...........................................     1,024,588     3.53%
             BANKS
     2,300   Chase Manhattan Corp. ......................................       205,275
     6,500   First Chicago National Bank Corp. ..........................       349,375
             TOTAL BANKS.................................................       554,650     1.91%
             CHEMICALS
     5,700   Du Pont (E.I.) de Nemours...................................       537,937
     7,300   Eastman Chemical Company....................................       403,325
     6,100   Hercules, Inc. .............................................       263,825
     4,700   PPG Industries, Inc. .......................................       263,787
     3,600   Union Carbide Corp. ........................................       147,150
    10,700   WMX Technologies............................................       349,087
             TOTAL CHEMICALS.............................................     1,965,111     6.77%
             COMPUTERS AND OFFICE EQUIPMENT
    12,600   Digital Equipment Corp.(c)..................................       458,325
     4,400   International Business Machines.............................       664,400
    13,300   Xerox Corp. ................................................       699,913
             TOTAL COMPUTERS AND OFFICE EQUIPMENT........................     1,822,638     6.28%
             CONSTRUCTION
     4,600   Fluor Corp. ................................................       288,650
     9,200   Masco Corp. ................................................       331,200
             TOTAL CONSTRUCTION..........................................       619,850     2.13%
             CONSUMER GOODS AND SERVICES
     3,000   Eastman Kodak Company.......................................       240,750
     1,400   Kimberly-Clark Corp. .......................................       133,350
             TOTAL CONSUMER GOODS AND SERVICES...........................       374,100     1.29%
             DEFENSE
     5,800   Raytheon Co. ...............................................       279,125     0.96%
             ELECTRONICS
    12,000   AMP, Inc. ..................................................       460,500
     5,700   Rockwell International Corp.(c).............................       346,988
     3,000   Texas Instruments...........................................       191,250
             TOTAL ELECTRONICS...........................................       998,738     3.44%

                       See notes to financial statements.

                             EQUITY VALUE PORTFOLIO

                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
  SHARES                                                                      VALUE       ASSETS
----------                                                                                --------
                                                                                            ---
             FINANCE
    10,000   Dean Witter Discover & Company..............................  $    662,500
     4,800   Loews Corp. ................................................       452,400
             TOTAL FINANCE...............................................     1,114,900     3.84%
             FOOD AND BEVERAGE
     6,700   Albertson's, Inc. ..........................................       238,688
     6,100   Anheuser Busch Companies, Inc. .............................       244,000
    15,780   Archer Daniels Midland......................................       347,160
     1,800   CPC International, Inc. ....................................       139,500
             TOTAL FOOD AND BEVERAGE.....................................       969,348     3.34%
             INSURANCE
     9,800   Aetna, Inc. ................................................       784,000
    11,400   Allstate Corp. .............................................       659,775
     1,700   American International Group................................       184,025
    13,300   Chubb Corp. ................................................       714,875
     3,700   General Re Corp. ...........................................       583,675
     3,500   UNUM Corp. .................................................       252,875
             TOTAL INSURANCE.............................................     3,179,225    10.95%
             MEDIA
    12,200   Time Warner, Inc. ..........................................       457,500
    14,500   US West Media Group(c)......................................       268,250
             TOTAL MEDIA.................................................       725,750     2.50%
             MEDICAL AND OTHER HEALTH SERVICES
     2,600   Becton Dickinson & Company..................................       112,775
     4,900   Cognizant Corp. ............................................       161,710
    19,700   Columbia/HCA Healthcare Corp. ..............................       802,775
    16,800   Humana, Inc.(c).............................................       321,300
     8,200   United Healthcare Corp.(c)..................................       369,000
             TOTAL MEDICAL AND OTHER HEALTH SERVICES.....................     1,767,560     6.09%
             METALS AND MINING
     4,500   Aluminum Company of America.................................       286,875
     8,000   LTV Corp. ..................................................        95,000
    11,300   Newmont Mining..............................................       505,675
             TOTAL METALS AND MINING.....................................       887,550     3.06%
             OIL AND GAS
     7,300   Amerada Hess Corp. .........................................       422,488
     3,400   Amoco Corp. ................................................       273,740
     3,800   Mobil Corp. ................................................       464,550
    23,900   Occidental Petroleum........................................       558,662

                       See notes to financial statements.

                             EQUITY VALUE PORTFOLIO

                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
  SHARES                                                                      VALUE       ASSETS
----------                                                                                --------
                                                                                            ---
             OIL AND GAS (CONTINUED)
       900   Texaco, Inc. ...............................................  $     88,312
     9,800   Union Pacific Resources Group...............................       286,650
             TOTAL OIL AND GAS...........................................     2,094,402     7.21%
             PAPER AND FOREST PRODUCTS
    10,200   Champion International......................................       441,150
     2,500   Georgia-Pacific Corp. ......................................       180,000
     3,600   International Paper Company.................................       145,350
             TOTAL PAPER AND FOREST PRODUCTS.............................       766,500     2.64%
             PHARMACEUTICALS
     4,300   Bristol-Myers Squibb Company................................       467,650
    14,300   Pharmacia & Upjohn, Inc. ...................................       566,638
             TOTAL PHARMACEUTICALS.......................................     1,034,288     3.56%
             RETAIL
    16,000   Dillard Department Stores...................................       494,000
    17,300   Federated Department Stores(c)..............................       590,363
     8,600   May Department Stores.......................................       402,050
    10,100   Sears Roebuck...............................................       465,863
             TOTAL RETAIL................................................     1,952,276     6.72%
             TELECOMMUNICATIONS
    32,000   American Telephone & Telegraph Corp. .......................     1,392,000
    10,700   Frontier Corp. .............................................       242,087
    15,400   GTE Corp. ..................................................       700,700
     9,500   ITT Corp.(c)................................................       412,062
    16,000   NYNEX Corp. ................................................       770,000
    10,300   SBC Communications, Inc. ...................................       533,025
     5,800   Sprint Corp. ...............................................       231,275
    40,400   Tele-Communications, Inc. Series A(c).......................       527,725
             TOTAL TELECOMMUNICATIONS....................................     4,808,874    16.57%
             TRANSPORTATION
     3,300   AMR Corp.(c)................................................       290,813
     1,100   Burlington Northern Santa Fe................................        95,013
    11,700   CSX Corp. ..................................................       494,325
     4,000   Delta Air Lines, Inc. ......................................       283,500
             TOTAL TRANSPORTATION........................................     1,163,651     4.01%
             UTILITIES
     4,500   Texas Utilities Company.....................................       183,375     0.63%
                                                                                          -------
                                                                                            ----
             TOTAL COMMON STOCK (Cost $26,959,909).......................    28,527,741    98.26%
                                                                                          -------
                                                                                            ----

                       See notes to financial statements.

                             EQUITY VALUE PORTFOLIO

                               DECEMBER 31, 1996

PRINCIPAL
----------
             REPURCHASE AGREEMENT
             With Investors Bank & Trust dated 12/31/96, 5.91%,
$1,693,220   repurchase
             proceeds at maturity $1,693,776, 01/02/97 (Collateralized by
             Federal Home Loan Mortgage Corp., 7.65%, due 09/01/18 with a
             value of $1,777,969) (Cost $1,693,498)......................  $  1,693,498     5.83%
                                                                           ------------   -------
             Total Investments (Cost $28,653,407)........................    30,221,239   104.09%
             Other assets less liabilities...............................    (1,187,726)   (4.09)%
                                                                           ------------   -------
             NET ASSETS..................................................  $ 29,033,513   100.00%
                                                                            ===========   ======

     The aggregate cost of investments for federal income tax purposes at December 31, 1996 is $28,673,560.

     The following amount is based on costs for federal income tax purposes:

             Gross unrealized appreciation...............................  $  2,162,357
             Gross unrealized depreciation...............................      (614,678)
                                                                           ------------
             Net unrealized appreciation.................................  $  1,547,679
                                                                            ===========

---------------

(c) Non-income producing security



                       See notes to financial statements.

                           GROWTH & INCOME PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
  SHARES                                                                      VALUE       ASSETS
                                                                           ------------   -------
             COMMON STOCK
             AEROSPACE
    34,500   Boeing Company..............................................  $  3,669,937
    28,100   Textron, Inc................................................     2,648,425
    43,100   United Technologies.........................................     2,844,600
                                                                             ----------
             TOTAL AEROSPACE.............................................     9,162,962     4.41%
                                                                             ----------
             APPAREL
    57,900   CVS Corp.(c)................................................     2,395,612
    40,700   Liz Claiborne...............................................     1,572,038
                                                                             ----------
             TOTAL APPAREL...............................................     3,967,650     1.91%
                                                                             ----------
             BANKS
    38,100   Bank of Boston Corp.........................................     2,447,925
    41,700   BankAmerica Corp............................................     4,159,575
    56,200   Barnett Banks, Inc..........................................     2,311,225
    25,500   Chase Manhattan Corp........................................     2,275,875
    37,200   Citicorp....................................................     3,831,600
    58,150   MBNA Corp...................................................     2,413,225
                                                                             ----------
             TOTAL BANKS.................................................    17,439,425     8.40%
                                                                             ----------
             CHEMICALS
    40,600   Du Pont (E.I.) de Nemours...................................     3,831,625
    50,700   Merck & Company, Inc........................................     4,017,975
   100,600   Monsanto Company............................................     3,910,825
    68,600   Praxair, Inc................................................     3,164,175
    31,300   Sherwin Williams Company....................................     1,752,800
                                                                             ----------
             TOTAL CHEMICALS.............................................    16,677,400     8.03%
                                                                             ----------
             COMPUTER AND OFFICE EQUIPMENT
    68,150   Computer Associates International, Inc......................     3,390,462
    59,900   EMC Corp.(c)................................................     1,984,187
    36,900   Intel Corp.(a)..............................................     4,831,594
    51,800   Microsoft Corp.(c)..........................................     4,279,975
    41,600   Peoplesoft(a)(c)............................................     1,994,200
                                                                             ----------
             TOTAL COMPUTER AND OFFICE EQUIPMENT.........................    16,480,418     7.94%
                                                                             ----------
             COMPUTER AND SOFTWARE SERVICES
    24,100   3Com Corp.(c)...............................................     1,768,338
    58,700   Cisco Systems, Inc.(c)......................................     3,734,787
    32,300   Compaq Computer(c)..........................................     2,398,275
    27,800   Computer Sciences Corp.(c)..................................     2,283,075

                       See notes to financial statements.

                           GROWTH & INCOME PORTFOLIO

                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
  SHARES                                                                      VALUE       ASSETS
                                                                            ----------    ------
             COMPUTER AND SOFTWARE SERVICES (CONTINUED)
    59,500   Honeywell, Inc..............................................  $  3,912,125
    30,700   Parametric Technology Corp.(c)..............................     1,577,213
                                                                             ----------
             TOTAL COMPUTER AND SOFTWARE SERVICES........................    15,673,813     7.55%
                                                                             ----------
             CONSUMER GOODS AND SERVICES
    41,700   Avon Products, Inc..........................................     2,382,112
    23,300   Clorox Company..............................................     2,338,737
    46,000   Eastman Kodak Company.......................................     3,691,500
    47,900   General Electric Company....................................     4,736,113
    61,200   Gillette Company............................................     4,758,300
    57,900   Nike, Inc. -- Class B.......................................     3,459,525
    67,200   Service Corporation International...........................     1,881,600
                                                                             ----------
             TOTAL CONSUMER GOODS AND SERVICES...........................    23,247,887    11.20%
                                                                             ----------
             ELECTRONICS
    37,700   Texas Instruments...........................................     2,403,375     1.16%
                                                                             ----------
             FINANCE
    43,300   American Express Company....................................     2,446,450
    57,700   Federal National Mortgage Association.......................     2,149,325
    23,800   Franklin Resources, Inc.....................................     1,627,325
    58,700   First Data Corp.............................................     2,142,550
    18,600   Household International, Inc................................     1,715,850
    25,700   Lowes Company, Inc..........................................       912,350
                                                                             ----------
             TOTAL FINANCE...............................................    10,993,850     5.30%
                                                                             ----------
             FOOD AND BEVERAGE
    28,000   Campbell Soup Company.......................................     2,247,000
    33,300   Safeway, Inc.(a)(c).........................................     1,423,575
                                                                             ----------
             TOTAL FOOD AND BEVERAGE.....................................     3,670,575     1.77%
                                                                             ----------
             INSURANCE
    67,232   Travelers, Inc..............................................     3,050,635     1.47%
                                                                             ----------
             LEISURE AND RECREATION
    25,200   HFS, Inc.(c)................................................     1,505,700
    40,600   Marriott International, Inc.................................     2,243,150
                                                                             ----------
             TOTAL LEISURE AND RECREATION................................     3,748,850     1.81%
                                                                             ----------
             MACHINERY
    51,000   Baker Hughes, Inc...........................................     1,759,500
    29,800   Case Corp...................................................     1,624,100
                                                                             ----------
             TOTAL MACHINERY.............................................     3,383,600     1.63%
                                                                             ----------

                       See notes to financial statements.

                           GROWTH & INCOME PORTFOLIO

                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
  SHARES                                                                      VALUE       ASSETS
                                                                            ----------    ------
             MANUFACTURING
    17,000   Armstrong World Industries, Inc.............................  $  1,181,500     0.57%
                                                                             ----------
             MEDIA
    31,100   Gannett Company, Inc........................................     2,328,613
    27,400   Tribune Company.............................................     2,161,175
                                                                             ----------
             TOTAL MEDIA.................................................     4,489,788     2.16%
                                                                             ----------
             MEDICAL AND OTHER HEALTH SERVICES
    40,950   Cardinal Health, Inc.(a)....................................     2,385,337
    44,600   Healthsouth Corp.(c)........................................     1,722,675
    41,000   HBO & Company...............................................     2,434,375
    54,900   Johnson & Johnson...........................................     2,731,275
    30,900   Medtronic, Inc..............................................     2,101,200
    18,100   Oxford Health Plans, Inc.(c)................................     1,059,981
    48,000   United States Surgical Corp.(a).............................     1,890,000
                                                                             ----------
             TOTAL MEDICAL AND OTHER HEALTH SERVICES.....................    14,324,843     6.90%
                                                                             ----------
             OIL AND GAS
    23,100   British Petroleum PLC (ADR).................................     3,265,763
    55,300   Enron Corp..................................................     2,384,812
    37,000   Halliburton Company.........................................     2,229,250
    28,500   Schlumberger Ltd............................................     2,846,438
    54,000   Sonat, Inc..................................................     2,781,000
                                                                             ----------
             TOTAL OIL AND GAS...........................................    13,507,263     6.51%
                                                                             ----------
             PHARMACEUTICALS
    75,100   Abbott Laboratories.........................................     3,811,325
    31,300   Eli Lilly & Company.........................................     2,284,900
    46,600   Pfizer, Inc.................................................     3,861,975
    49,900   Warner Lambert Company......................................     3,742,500
                                                                             ----------
             TOTAL PHARMACEUTICALS.......................................    13,700,700     6.60%
                                                                             ----------
             RETAIL
    52,700   CompUSA, Inc.(a)(c).........................................     1,086,937
    58,300   Dayton-Hudson Corp..........................................     2,288,275
    55,200   Federated Department Stores(c)..............................     1,883,700
    44,000   Harcourt General, Inc.......................................     2,029,500
    86,400   Sears Roebuck...............................................     3,985,200
    39,500   TJX Companies, Inc..........................................     1,871,313
    48,400   Walgreen Company............................................     1,936,000
                                                                             ----------
             TOTAL RETAIL................................................    15,080,925     7.26%
                                                                             ----------

                       See notes to financial statements.

                           GROWTH & INCOME PORTFOLIO

                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
  SHARES                                                                      VALUE       ASSETS
                                                                            ----------    ------
             TELECOMMUNICATIONS
    27,600   Cascade Communications Corp.(c).............................  $  1,521,450
    13,100   Cincinnati Bell, Inc........................................       807,288
    71,300   Sprint Corp.................................................     2,843,088
    32,200   Tellabs, Inc.(c)............................................     1,211,525
                                                                             ----------
             TOTAL TELECOMMUNICATIONS....................................     6,383,351     3.07%
                                                                             ----------
             TOBACCO
    73,600   RJR Holdings Group, Inc.....................................     2,502,400     1.20%
                                                                             ----------   ------
             TOTAL COMMON STOCK (Cost $179,034,540)......................   201,071,210    96.85%
                                                                             ----------   ------
             REGULATED INVESTMENT COMPANY
             MONEY MARKET FUND
 7,833,262   Merrimac Cash Fund -- Premium Class (Cost $7,833,262)(b)....     7,833,262     3.77%
                                                                             ----------   ------
 PRINCIPAL
             COMMERCIAL PAPER
$4,000,000   Republic New York Securities Corp., 7.15%, 07/15/97
             (Cost $4,001,339)(b)........................................     4,001,339     1.93%
                                                                             ----------   ------
             TIME DEPOSIT
 2,041,838   First National Bank of Boston, 7.10%, 01/02/97   (Cost           2,042,522     0.98%
             $2,042,522)(b)..............................................
                                                                             ----------   ------
             TOTAL SECURITIES (Cost $192,911,663)........................   214,948,333   103.53%
                                                                             ----------   ------
             REPURCHASE AGREEMENT
 6,968,633   With Investors Bank & Trust, dated 12/31/96, 5.91%,
             repurchase
             proceeds at maturity $6,970,921, 01/02/97 (Collateralized by
             Federal Home Loan Mortgage Corp., 7.71% due 05/01/25
             with a value of $7,317,773) (Cost $6,969,777)...............     6,969,777     3.36%
                                                                             ----------   ------
             Total Investments (Cost $199,881,440).......................   221,918,110   106.89%
             Other assets less liabilities...............................   (14,305,684)   (6.89)%
                                                                             ----------   ------
             NET ASSETS..................................................  $207,612,426   100.00%
                                                                             ==========   ======

     The aggregate cost of investments for federal income tax purposes at December 31, 1996 is $200,071,840.

     The following amount is based on costs for federal income tax purposes:

             Gross unrealized appreciation...............................  $ 24,400,784
             Gross unrealized depreciation...............................    (2,554,514)
                                                                           ------------
             Net unrealized appreciation.................................  $ 21,846,270
                                                                            ===========

---------------
(a) All or part of this security is on loan

(b) Collateral for securities on loan

(c) Non-income producing security

                       See notes to financial statements.

                            EQUITY GROWTH PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1996

                                                                                         PERCENT
                                                                                          OF NET
  SHARES                                                                    VALUE         ASSETS
----------                                                               ------------   ----------
             COMMON STOCK
             AEROSPACE
    73,600   Sundstrand Corp. .........................................  $  3,128,000
    49,000   Textron, Inc. ............................................     4,618,250
   119,000   United Technologies.......................................     7,854,000
                                                                           ----------
             TOTAL AEROSPACE...........................................    15,600,250       5.22%
                                                                           ----------
             APPAREL
    68,400   Nine West Group, Inc.(c)..................................     3,172,050       1.06%
                                                                           ----------
             BANKS
    71,200   BankAmerica Corp. ........................................     7,102,200
    70,500   Chase Manhattan Corp. ....................................     6,292,125
    59,100   Nationsbank Corp. ........................................     5,777,025
                                                                           ----------
             TOTAL BANKS...............................................    19,171,350       6.41%
                                                                           ----------
             CHEMICALS
    42,200   Grace W.R. ...............................................     2,183,850
   108,600   Hercules, Inc. ...........................................     4,696,950
   137,500   Merck & Company, Inc. ....................................    10,896,875
   185,800   Monsanto Company..........................................     7,222,975
   136,500   Praxair, Inc. ............................................     6,296,063
                                                                           ----------
             TOTAL CHEMICALS...........................................    31,296,713      10.46%
                                                                           ----------
             COMPUTER AND OFFICE EQUIPMENT
   129,600   Corporate Express, Inc.(c)................................     3,815,100       1.28%
                                                                           ----------
             COMPUTER AND SOFTWARE SERVICES
   175,600   3Com Corp.(c).............................................    12,884,650
   125,900   Adaptec, Inc.(c)..........................................     5,036,000
    59,600   Computer Associates International, Inc. ..................     2,965,100
   250,525   CUC International, Inc.(c)................................     5,949,969
    51,600   Honeywell, Inc. ..........................................     3,392,700
    16,700   Rational Software Corp.(c)................................       660,694
   178,900   Peoplesoft(c).............................................     8,576,018
                                                                           ----------
             TOTAL COMPUTER AND SOFTWARE SERVICES......................    39,465,131      13.19%
                                                                           ----------
             CONSUMER GOODS AND SERVICES
   107,300   Avon Products, Inc. ......................................     6,129,512
   117,700   Gillette Company..........................................     9,151,175
   203,600   Service Corporate International...........................     5,700,800
                                                                           ----------
             TOTAL CONSUMER GOODS AND SERVICES.........................    20,981,487       7.01%
                                                                           ----------

                       See notes to financial statements.

                            EQUITY GROWTH PORTFOLIO

                               DECEMBER 31, 1996

                                                                                         PERCENT
                                                                                          OF NET
  SHARES                                                                    VALUE         ASSETS
----------                                                                ----------      ------
             ELECTRONICS
   110,300   Fore Systems, Inc.(c).....................................  $  3,626,112
    68,800   Intel Corp. ..............................................     9,008,500
    90,000   Texas Instruments.........................................     5,737,500
                                                                           ----------
             TOTAL ELECTRONICS.........................................    18,372,112       6.14%
                                                                           ----------
             ENVIRONMENTAL MANAGEMENT
    93,000   WMX Technologies..........................................     3,034,125       1.01%
                                                                           ----------
             FINANCIAL SERVICES
   154,600   First Data Corp. .........................................     5,642,900
    83,800   Student Loan Marketing Association........................     7,803,875
                                                                           ----------
             TOTAL FINANCIAL SERVICES..................................    13,446,775       4.50%
                                                                           ----------
             FOOD AND BEVERAGE
   108,500   Boston Chicken, Inc.(c)...................................     3,892,437       1.30%
                                                                           ----------
             INSURANCE
   163,630   Travelers, Inc. ..........................................     7,424,694       2.48%
                                                                           ----------
             LEISURE AND RECREATION
   103,000   HFS, Inc.(c)..............................................     6,154,250
   237,600   Hilton Hotels.............................................     6,207,300
                                                                           ----------
             TOTAL LEISURE AND RECREATION..............................    12,361,550       4.13%
                                                                           ----------
             MACHINERY
    72,600   Thermo Electron Corp.(c)..................................     2,994,750       1.00%
                                                                           ----------
             MEDICAL AND OTHER HEALTH SERVICES
    81,100   Boston Scientific Corp.(c)................................     4,866,000
   117,700   Guidant Corp. ............................................     6,708,900
   134,500   HBO & Company.............................................     7,985,937
   112,800   Medtronic, Inc. ..........................................     7,670,400
                                                                           ----------
             TOTAL MEDICAL AND OTHER HEALTH SERVICES...................    27,231,237       9.10%
                                                                           ----------
             PHARMACEUTICALS
   114,700   American Home Products Corp. .............................     6,724,287
    96,800   Eli Lilly & Company.......................................     7,066,400
   112,300   Schering-Plough Corp......................................     7,271,425
                                                                           ----------
             TOTAL PHARMACEUTICALS.....................................    21,062,112       7.04%
                                                                           ----------
             RETAIL
   231,300   Dayton-Hudson Corp. ......................................     9,078,525
   113,200   Home Depot, Inc. .........................................     5,674,150
    84,700   Kohls Corp.(c)............................................     3,324,475
                                                                           ----------
             TOTAL RETAIL..............................................    18,077,150       6.04%
                                                                           ----------

                       See notes to financial statements.

                            EQUITY GROWTH PORTFOLIO

                               DECEMBER 31, 1996

                                                                                         PERCENT
                                                                                          OF NET
  SHARES                                                                    VALUE         ASSETS
----------                                                                ----------      ------
             TELECOMMUNICATIONS
   110,000   Ascend Communications, Inc.(c)............................  $  6,833,750
   117,700   Cascade Communications Corp.(c)...........................     6,488,212
                                                                           ----------
             TOTAL TELECOMMUNICATIONS..................................    13,321,962       4.45%
                                                                           ----------
             TOBACCO
    84,900   Philip Morris Companies, Inc. ............................     9,561,864       3.20%
                                                                           ----------
             TRANSPORTATION
    68,500   Burlington Northern Santa Fe..............................     5,916,688       1.99%
                                                                           ----------     ------
             TOTAL SECURITIES (Cost $276,480,203)......................   290,199,537      97.01%
                                                                           ----------     ------
 PRINCIPAL
             REPURCHASE AGREEMENT
$6,062,596   With Investors Bank & Trust, dated 12/31/96, 5.91%,
             repurchase proceeds at maturity $6,064,586, 01/02/97,
             (Collateralized by Federal Home Loan Mortgage Corp.,
             7.78%, due 08/01/24 with a value of $6,366,113)
             (Cost $6,063,591).........................................     6,063,591       2.03%
                                                                           ----------     ------
             Total Investments (Cost $282,543,794).....................   296,263,128      99.04%
             Other assets less liabilities.............................     2,864,558       0.96%
                                                                           ----------     ------
             NET ASSETS................................................  $299,127,686     100.00%
                                                                           ==========     ======
     The aggregate cost of investments for federal income tax purposes at December 31, 1996 is
$282,543,794.
                           The following amount is based on costs for federal income tax purposes:
             Gross unrealized appreciation.............................   $20,146,269
             Gross unrealized depreciation.............................    (6,426,935)
                                                                           ----------
             Net unrealized appreciation...............................   $13,719,334
                                                                           ==========

---------------

(c) Non-income producing security

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
  SHARES                                                                      VALUE       ASSETS
-----------                                                                ------------   -------
              COMMON STOCK
              ADVERTISING
     27,700   Catalina Marketing Corp.(c)................................  $  1,526,963
     88,337   HA-LO Industries, Inc.(c)..................................     2,429,268
      5,300   Snyder Communications, Inc.(c).............................       143,100
                                                                           ------------
              TOTAL ADVERTISING..........................................     4,099,331     0.81%
                                                                           ------------
              AEROSPACE
    146,600   AAR Corp. .................................................     4,434,650     0.87%
                                                                           ------------
              APPAREL
     74,700   Catherines Stores Corp.(c).................................       410,850
     13,800   Fila Holdings Spa (ADR)(a).................................       802,125
     61,700   Gadzooks, Inc.(c)..........................................     1,126,025
     30,600   Gucci Group................................................     1,954,575
      3,600   Loehmann's, Inc.(c)........................................        82,800
     15,500   The Finish Line............................................       327,438
                                                                           ------------
              TOTAL APPAREL..............................................     4,703,813     0.93%
                                                                           ------------
              AUTOMOTIVE PRODUCTS
     37,300   Donnelly Corp. ............................................       913,850     0.18%
                                                                           ------------
              BANKS
    144,000   American Federal Bank......................................     2,718,000
     68,873   First Republic BanCorp, Inc.(c)............................     1,153,623
    125,600   First Savings Bank of Washington...........................     2,307,900
     71,535   First Union Corp. .........................................     5,293,590
    158,330   HUBCO, Inc. ...............................................     3,879,085
    116,400   Norwalk Savings Society(a).................................     2,720,850
    110,000   Peoples Bank...............................................     3,176,250
    160,000   Roosevelt Financial Group, Inc. ...........................     3,360,000
    145,400   Sterling Financial Corp.(c)................................     2,053,775
                                                                           ------------
              TOTAL BANKS................................................    26,663,073     5.26%
                                                                           ------------
              BUILDING MATERIALS
     10,000   Penn-America Group, Inc.(c)................................       161,250     0.03%
                                                                           ------------
              BUSINESS SERVICES
     80,800   Accustaff, Inc.(a)(c)......................................     1,706,900
     56,500   Alternative Resources Corp.(c).............................       981,687
     54,800   American Business Information(c)...........................     1,219,300
     10,000   CSS Industries, Inc. ......................................       260,000
     30,000   F.Y.I., Inc. ..............................................       626,250
     41,900   Iron Mountain, Inc.(c).....................................     1,267,475

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
  SHARES                                                                      VALUE       ASSETS
-----------                                                                ------------   ------
              BUSINESS SERVICES (CONTINUED)
     70,000   Labor Ready, Inc. .........................................  $    945,000
     51,600   Manpower, Inc. ............................................     1,677,000
                                                                           ------------
              TOTAL BUSINESS SERVICES....................................     8,683,612     1.71%
                                                                           ------------
              CHEMICALS
     70,576   TETRA Tech, Inc.(c)........................................     1,393,876     0.27%
                                                                           ------------
              COMMERCIAL SERVICES
     49,500   Greenwich Air Services -- Class B..........................     1,101,375
    128,300   Protection One, Inc.(a)....................................     1,266,962
                                                                           ------------
              TOTAL COMMERCIAL SERVICES..................................     2,368,337     0.47%
                                                                           ------------
              COMPUTERS AND OFFICE EQUIPMENT
     70,000   Amplicon, Inc. ............................................     1,382,500
     49,600   Applix, Inc.(c)............................................     1,085,000
    118,550   Cable Design Technologies(c)...............................     3,689,869
     36,200   CIBER, Inc.(a)(c)..........................................     1,086,000
     61,300   Compaq Computer(c).........................................     4,551,525
     39,500   Computer Associates International, Inc. ...................     1,965,125
     65,100   Comverse Technology, Inc.(c)...............................     2,461,594
     18,600   Documentum, Inc.(a)(c).....................................       627,750
     31,400   Encad, Inc.(c).............................................     1,295,250
     54,400   Intel Corp.(a).............................................     7,123,000
     10,500   Jaco Electronics, Inc. ....................................        89,250
    101,100   May & Speh, Inc.(c)........................................     1,238,475
     72,500   National Data Corp. .......................................     3,153,750
     35,000   Pure Atria Corp.(c)........................................       866,250
      2,820   Radius, Inc.(c)............................................         1,498
    146,300   Seagate Technology, Inc.(a)(c).............................     5,778,850
    145,300   Sterling Commerce, Inc.(a)(c)..............................     5,121,825
    121,000   US Office Products Company(a)..............................     4,129,125
     35,100   Visio Corp.(a)(c)..........................................     1,737,450
                                                                           ------------
              TOTAL COMPUTERS AND OFFICE EQUIPMENT.......................    47,384,086     9.34%
                                                                           ------------
              COMPUTER SOFTWARE AND SERVICES
     46,120   Aspen Technologies, Inc.(c)................................     3,701,130
     76,100   Cadence Design Systems, Inc.(c)............................     3,024,975
    131,500   Cambridge Technology Partners(c)...........................     4,413,469
     28,500   INSO Corp.(a)(c)...........................................     1,132,875
     53,300   JDA Software Group, Inc.(c)................................     1,519,050
     41,300   National Computer System, Inc. ............................     1,053,150
     52,800   Network Appliance, Inc.(c).................................     2,686,200

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
  SHARES                                                                      VALUE       ASSETS
-----------                                                                ------------   ------
              COMPUTER SOFTWARE AND SERVICES (CONTINUED)
     19,800   Parametric Technology Corp.(c).............................  $  1,017,225
     29,000   Platinum Entertainment(c)..................................       232,000
     43,700   Project Software & Development(c)..........................     1,851,789
     85,200   Rational Software Corp.(a)(c)..............................     3,370,725
     24,400   Renaissance Solutions, Inc.(c).............................     1,091,900
     41,900   Sapient Corp.(c)...........................................     1,765,038
     19,500   Scopus Technology, Inc.(c).................................       906,750
     18,800   Sterling Software(a)(c)....................................       594,550
     69,900   Ultrak, Inc.(c)............................................     2,131,950
     33,600   Veritas Software Corp.(c)..................................     1,671,600
     59,500   Whittman-Hart, Inc.(c).....................................     1,524,688
     68,200   Wind River Systems(c)......................................     3,230,975
                                                                           ------------
              TOTAL COMPUTER SOFTWARE AND SERVICES.......................    36,920,039     7.29%
                                                                           ------------
              CONSTRUCTION
    173,300   Daniel Industries..........................................     2,556,175
     90,000   Michael Baker Corp.(c).....................................       573,750
                                                                           ------------
              TOTAL CONSTRUCTION.........................................     3,129,925     0.62%
                                                                           ------------
              CONSUMER GOODS AND SERVICES
     67,500   Blyth Industries, Inc.(a)(c)...............................     3,079,687
     38,900   Carriage Services, Inc.(c).................................       870,387
     39,500   CUC International, Inc.(c).................................       938,125
     83,300   Helen of Troy, Ltd. .......................................     1,832,600
     42,000   LSI LTG Systems, Inc. .....................................       556,500
     69,000   Parlux Fragrances, Inc.(c).................................       284,625
                                                                           ------------
              TOTAL CONSUMER GOODS AND SERVICES..........................     7,561,924     1.49%
                                                                           ------------
              EDUCATION
     53,900   Alrenco, Inc.(c)...........................................       572,688
    179,825   ITT Educational Services, Inc.(c)..........................     4,158,453
    152,500   Kinder Care Learning Centers(c)............................     2,859,375
     32,700   Landauer, Inc. ............................................       801,150
     37,650   Learning Tree International(c).............................     1,110,675
    569,100   National Education Corp.(c)................................     8,678,775
     47,000   Sylvan, Inc.(c)............................................       611,000
                                                                           ------------
              TOTAL EDUCATION............................................    18,792,116     3.70%
                                                                           ------------
              ELECTRICAL EQUIPMENT
     57,200   Sawtek, Inc.(c)............................................     2,266,550     0.45%
                                                                           ------------

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
  SHARES                                                                      VALUE       ASSETS
-----------                                                                ------------   ------
              ELECTRONICS
    200,600   Alpha Industries, Inc.(c)..................................  $  1,579,725
    217,100   Charter Power Systems......................................     6,621,550
     67,500   Electro Rent Corp.(c)......................................     1,679,062
    104,600   Fore Systems, Inc.(c)......................................     3,438,725
     59,300   Gentex Corp.(c)............................................     1,193,412
    141,400   ILC Technology, Inc.(c)....................................     1,838,200
     46,200   Input/Output, Inc.(c)......................................       854,700
     34,700   Perceptron, Inc. ..........................................     1,188,475
     79,530   Richardson Electronics.....................................       656,123
     40,000   Sanmina Corp.(a)(c)........................................     2,260,000
     65,730   Sterling Electronics(c)....................................       879,139
     29,100   Uniphase Corp.(c)..........................................     1,527,750
     36,800   Vitesse Semiconductor Corp.(c).............................     1,674,400
                                                                           ------------
              TOTAL ELECTRONICS..........................................    25,391,261     5.01%
                                                                           ------------
              ENGINEERING
     19,500   Fluke Corp. ...............................................       870,187
    105,000   Rogers Corp.(c)............................................     2,848,125
    111,500   URS Corp.(c)...............................................     1,003,500
                                                                           ------------
              TOTAL ENGINEERING..........................................     4,721,812     0.93%
                                                                           ------------
              ENVIRONMENTAL MANAGEMENT SERVICES
    114,900   ABM Industries, Inc. ......................................     2,125,650
     53,000   American Disposal Services(c)..............................       980,500
     34,300   BHA Group, Inc. ...........................................       553,088
     59,500   National Sanitary Supply...................................       780,938
     54,000   Newpark Resources, Inc.(c).................................     2,011,500
     66,200   Republic Industries, Inc.(a)(c)............................     2,064,613
     30,000   Superior Services, Inc.(c).................................       611,250
     96,900   United Waste Systems, Inc.(c)..............................     3,330,938
     96,550   US Filter Corp.(a)(c)......................................     3,065,462
                                                                           ------------
              TOTAL ENVIRONMENTAL MANAGEMENT SERVICES....................    15,523,939     3.06%
                                                                           ------------
              FINANCE
    161,700   Allied Capital Advisers, Inc.(c)...........................       929,775
    108,500   Allied Capital Commercial Corp. ...........................     2,522,625
     83,500   Allied Capital Corp. ......................................     1,315,125
     85,392   Allied Capital Lending Company.............................     1,302,228
     30,000   CACI International, Inc.(c)................................       630,000
    125,200   Cash American Investments, Inc. ...........................     1,064,200
    106,470   Charter One Financial, Inc. ...............................     4,471,740

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
  SHARES                                                                      VALUE       ASSETS
-----------                                                                ------------   ------
              FINANCE (CONTINUED)
     46,588   Concord EFS, Inc.(c).......................................  $  1,316,097
     80,100   ContiFinancial Corp.(c)....................................     2,893,613
     28,000   Dollar Tree Stores, Inc.(c)................................     1,071,000
     27,500   Phoenix Duff & Phelps Corp. ...............................       195,937
     42,700   Sirrom Capital Corp. ......................................     1,569,225
     95,500   The Money Store, Inc.(a)...................................     2,638,188
     60,000   Washington Mutual, Inc. ...................................     2,598,750
                                                                           ------------
              TOTAL FINANCE..............................................    24,518,503     4.83%
                                                                           ------------
              FOOD AND BEVERAGE
     54,900   CKE Restaurants, Inc. .....................................     1,976,400
     21,200   Culligan Water Technologies(c).............................       858,600
      1,300   Dairymart Convenient Stores -- Class A(c)..................         5,850
     27,200   Glacier Water Services, Inc.(c)............................       622,200
     52,000   Landry's Seafood Restaurants(c)............................     1,111,500
    238,300   Ruby Tuesday, Inc.(c)......................................     4,408,550
     26,700   Scotsman Industries, Inc. .................................       630,788
                                                                           ------------
              TOTAL FOOD AND BEVERAGE....................................     9,613,888     1.90%
                                                                           ------------
              FORESTRY PRODUCTS
     31,000   Fibreboard Corp.(c)........................................     1,046,250     0.21%
                                                                           ------------
              FREIGHT AND CARGO
    113,800   Air Express International Corp. ...........................     3,670,050
     52,900   Atlas Air, Inc.(c).........................................     2,525,975
    105,474   Fritz Companies, Inc.(a)(c)................................     1,344,794
    238,700   Harper Group, Inc. ........................................     5,669,125
     40,500   Intercargo, Inc. ..........................................       346,781
    190,050   Pittston Burlington Group..................................     3,801,000
                                                                           ------------
              TOTAL FREIGHT AND CARGO....................................    17,357,725     3.42%
                                                                           ------------
              INDUSTRIAL
     27,000   Zoltek Companies, Inc.(a)(c)...............................       982,125     0.19%
                                                                           ------------
              INSURANCE
     80,000   HCC Insurance Holdings, Inc. ..............................     1,920,000
     38,600   National Western Life Insurance -- Class A(c)..............     3,358,200
     36,200   Penn Treaty American Corp. ................................       941,200
     66,400   Western National Corp. ....................................     1,278,200
    208,800   Willis Corroon Group (ADR).................................     2,401,200
                                                                           ------------
              TOTAL INSURANCE............................................     9,898,800     1.95%
                                                                           ------------

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
  SHARES                                                                      VALUE       ASSETS
-----------                                                                ------------   ------
              LEISURE AND RECREATION
     46,700   Dover Downs Entertainment(c)...............................  $    834,762
     61,300   Harveys Casinos Resorts....................................     1,034,437
     41,500   HFS, Inc.(c)...............................................     2,479,625
     28,000   Nimbus CD International, Inc.(c)...........................       238,000
     16,800   Sun International Hotels, Ltd.(a)..........................       613,200
                                                                           ------------
              TOTAL LEISURE AND RECREATION...............................     5,200,024     1.03%
                                                                           ------------
              MACHINERY
     76,000   K-Tron International, Inc.(c)..............................       779,000
     70,100   Varco International, Inc. .................................     1,621,062
                                                                           ------------
              TOTAL MACHINERY............................................     2,400,062     0.47%
                                                                           ------------
              MANUFACTURING
     56,000   Chase Brass Industries, Inc.(c)............................     1,113,000
     52,700   DT Industries, Inc. .......................................     1,844,500
    139,800   Lydall, Inc.(c)............................................     3,145,500
     33,050   Watsco, Inc. ..............................................       954,319
                                                                           ------------
              TOTAL MANUFACTURING........................................     7,057,319     1.39%
                                                                           ------------
              MEDIA
     75,000   Golden Books Family Entertainment(c).......................       834,375
    119,800   Granite Broadcasting Corp.(a)(c)...........................     1,272,875
     85,500   Houghton Mifflin Company...................................     4,841,437
     19,500   Premiere Radio Networks, Inc.(c)...........................       246,187
     50,500   Premiere Radio Networks -- Class A(c)......................       637,562
    308,600   Steck Vaughn Publishing Corp.(c)...........................     3,394,600
                                                                           ------------
              TOTAL MEDIA................................................    11,227,036     2.21%
                                                                           ------------
              MEDICAL AND OTHER HEALTH SERVICES
    128,600   Advocat, Inc.(c)...........................................       932,350
     46,300   Chemed Corp. ..............................................     1,689,950
     69,000   Community Care of America(c)...............................       284,625
     72,600   Gulf South Medical Supply, Inc.(c).........................     1,860,375
     54,400   HBO & Company..............................................     3,230,000
     33,200   Hologic, Inc.(c)...........................................       821,700
     61,300   Lifeline Systems, Inc.(c)..................................     1,072,750
     39,900   Living Centers Of America(c)...............................     1,107,225
    138,000   Morrison Health Care, Inc. ................................     2,035,500
      2,000   Neuromedical Systems, Inc. ................................        26,500
     83,700   Omnicare, Inc. ............................................     2,688,862
     60,100   Ornda HealthCorp.(c).......................................     1,757,925
     71,600   Orthodontic Centers Of America(a)(c).......................     1,145,600

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
  SHARES                                                                      VALUE       ASSETS
-----------                                                                ------------   ------
              MEDICAL AND OTHER HEALTH SERVICES (CONTINUED)
    285,000   Owens & Minor Holding Company..............................  $  2,921,250
      4,000   Pacificare Health Systems -- Class B.......................       341,000
     48,600   Physician Sales & Service(c)...............................       698,625
     36,100   Quintiles Transnational Corp.(a)(c)........................     2,391,625
     45,000   Quorum Health Group, Inc.(c)...............................     1,338,750
    109,600   Renal Treatment Centers, Inc.(c)...........................     2,794,800
     55,200   Retirement Care Associates(c)..............................       455,400
     28,000   Summit Care Corp.(c).......................................       458,500
     48,400   Sunrise Assisted Living, Inc.(c)...........................     1,349,150
     27,000   Target Therapeutics, Inc.(c)...............................     1,134,000
    194,400   Universal Health Services -- Class B(c)....................     5,564,700
                                                                           ------------
              TOTAL MEDICAL AND OTHER HEALTH SERVICES....................    38,101,162     7.51%
                                                                           ------------
              METALS AND MINING
     38,500   Furon Company..............................................       818,125
     52,200   RMI Titanium Company(a)(c).................................     1,468,125
     29,300   Wolverine Tube, Inc.(c)....................................     1,032,825
                                                                           ------------
              TOTAL METALS AND MINING....................................     3,319,075     0.65%
                                                                           ------------
              OIL AND GAS
     87,900   Berry Petroleum............................................     1,263,562
     64,100   Pool Energy Services(c)....................................       985,537
     49,000   Pride Petroleum Services, Inc.(a)(c).......................     1,139,250
     14,800   Schlumberger, Ltd. ........................................     1,478,150
     78,900   Tosco Corp. ...............................................     6,242,962
     46,400   World Fuel Services Corp. .................................     1,032,400
                                                                           ------------
              TOTAL OIL AND GAS..........................................    12,141,861     2.39%
                                                                           ------------
              PHARMACEUTICALS
     56,000   Applied Analytical Industries, Inc.(c).....................     1,071,000
     66,800   Dura Pharmaceuticals, Inc.(c)..............................     3,189,700
      1,059   Gensia, Inc.(c)............................................         4,898
     27,300   Jones Medical Industries, Inc. ............................       999,863
     33,400   NCS HealthCare, Inc. -- Class A(c).........................       972,775
     26,500   Parexel International Corp.(c).............................     1,368,062
                                                                           ------------
              TOTAL PHARMACEUTICALS......................................     7,606,298     1.50%
                                                                           ------------
              REAL ESTATE INVESTMENT TRUST
    115,900   Equity Inns, Inc. .........................................     1,506,700
     32,800   Health Care Property Investments, Inc. ....................     1,148,000
     39,000   Remedy Corp.(c)............................................     2,096,250

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
  SHARES                                                                      VALUE       ASSETS
-----------                                                                ------------   ------
              REAL ESTATE INVESTMENT TRUST (CONTINUED)
     57,800   RFS Hotel Investors, Inc. .................................  $  1,141,550
     44,500   Roc Communities, Inc. .....................................     1,234,875
     35,000   Sun Communities, Inc. .....................................     1,207,500
                                                                           ------------
              TOTAL REAL ESTATE INVESTMENT TRUST.........................     8,334,875     1.64%
                                                                           ------------
              RETAIL
     29,000   ACC Corp. .................................................       877,250
     86,300   American Safety Razor Company(c)...........................     1,208,200
     50,750   Chicago Miniature Lamp, Inc.(c)............................     2,106,125
    139,000   Consolidated Stores Corp.(c)...............................     4,465,375
     75,100   Fred's, Inc. ..............................................       647,737
    175,000   MacFrugals Bargains Close-Outs(c)..........................     4,571,875
    155,200   Michael Anthony Jewelers, Inc.(c)..........................       475,300
     43,000   Uni-Marts, Inc. ...........................................       247,250
     57,200   Vitalink Pharmacy Services(a)(c)...........................     1,315,600
     11,900   Wet Seal, Inc. -- Class A(c)...............................       254,362
                                                                           ------------
              TOTAL RETAIL...............................................    16,169,074     3.19%
                                                                           ------------
              SECURITY SYSTEMS
     32,600   ADT, Ltd.(c)...............................................       745,725
     78,000   Corestaff, Inc.(c).........................................     1,847,625
    201,000   Pittston Brink's Group.....................................     5,427,000
     36,700   Quantum Corp.(a)(c)........................................     1,050,538
    309,300   Sensormatic Electronics Corp.(a)...........................     5,180,775
                                                                           ------------
              TOTAL SECURITY SYSTEMS.....................................    14,251,663     2.81%
                                                                           ------------
              TELECOMMUNICATIONS
     82,700   Aaron Rents, Inc. -- Class B...............................       982,063
     47,000   Act Networks, Inc.(c)......................................     1,715,500
      7,900   American Telephone & Telegraph Corp. ......................       343,650
     11,900   Andrew Corp.(c)............................................       631,444
     69,500   Arch Communications Group, Inc.(c).........................       651,563
     76,100   Ascend Communications, Inc.(c).............................     4,727,712
     67,200   Aspect Telecommunication Corp.(c)..........................     4,267,200
      6,275   Associated Group, Inc. -- Class A(c).......................       192,956
     25,675   Associated Group, Inc. -- Class B(c).......................       763,831
     19,800   Cascade Communications Corp.(c)............................     1,091,475
     15,700   Cellular Communications of Puerto Rico(c)..................       310,075
    131,575   Centennial Cellular Corp. -- Class A(c)....................     1,595,347
     23,500   CFW Communications Company.................................       519,938
     38,100   Commnet Cellular, Inc.(c)..................................     1,062,037

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
  SHARES                                                                      VALUE       ASSETS
-----------                                                                ------------   -------
              TELECOMMUNICATIONS (CONTINUED)
    124,400   Communications Central, Inc.(c)............................  $    964,100
     33,500   Data Transmission Network(c)...............................       745,375
     62,000   Davel Communications Group(c)..............................     1,131,500
     45,600   Davox Corp.(a)(c)..........................................     1,881,000
     59,200   DSP Communications, Inc.(c)................................     1,147,000
     29,700   Emmis Broadcasting Corp. -- Class A........................       972,675
     55,000   Gray Communications System.................................     1,038,125
     78,100   Inter Tel, Inc.(c).........................................     1,483,900
    119,400   Jones Intercable, Inc. -- Class A(c).......................     1,238,775
    102,800   Loral Space & Communications...............................     1,888,950
     65,000   Midcom Communications, Inc.(c).............................       552,500
    120,200   Nokia Corp. (ADR)..........................................     6,926,525
      4,300   Osborn Communications Corp.(c).............................        64,030
     74,500   P-Com, Inc.(c).............................................     2,207,063
     72,300   Premisys Communications, Inc.(c)...........................     2,440,124
    109,100   Pronet, Inc.(c)............................................       477,312
     19,800   Qualcom, Inc.(c)...........................................       789,525
     47,100   Saga Communications, Inc.(c)...............................       918,450
     71,000   Sitel Corp.(c).............................................     1,002,875
     29,600   Vanguard Cellular Systems, Inc. -- Class A(c)..............       466,200
     66,100   Wireless Telecom Group, Inc. ..............................       684,538
                                                                           ------------
              TOTAL TELECOMMUNICATIONS...................................    47,875,333     9.44%
                                                                           ------------
              TOBACCO
     19,800   Philip Morris Companies, Inc. .............................     2,229,975     0.44%
                                                                           ------------
              TRANSPORTATION
    215,000   Airborne Freight Corp. ....................................     5,025,625
    198,700   CNF Transportation, Inc. ..................................     4,421,075
     65,000   Sea Containers, Ltd. ......................................     1,015,625
     21,900   Seacor Holdings, Inc.(c)...................................     1,379,700
                                                                           ------------
              TOTAL TRANSPORTATION.......................................    11,842,025     2.33%
                                                                           ------------
              UTILITIES
    600,000   El Paso Electric Company(c)................................     3,900,000     0.77%
                                                                           ------------   ------
              Total Common Stock (Cost $392,527,734).....................   470,186,517    92.69%
                                                                           ------------   ------
              REGULATED INVESTMENT COMPANY
              MONEY MARKET FUND
 22,801,372   Merrimac Cash Fund -- Premium Class (Cost $22,801,372)(b)..    22,801,372     4.49%
                                                                           ------------

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 1996

                                                                                          PERCENT
                                                                                          OF NET
 PRINCIPAL                                                                    VALUE       ASSETS
-----------                                                                ------------   -------
              TIME DEPOSITS
$ 7,491,678   First National Bank of Boston, 7.10%, 01/02/97(b)..........  $  7,493,636
  5,000,000   Harris Trust & Savings Bank, 6.50%, 01/02/97(b)............     5,001,252
 19,000,000   Republic New York Securities Corp., 7.15%, 07/15/97(b).....    19,004,756
                                                                           ------------
              TOTAL TIME DEPOSITS (Cost $31,499,644).....................    31,499,644     6.21%
                                                                           ------------   -------
              TOTAL SECURITIES (Cost $446,828,750).......................   524,487,533   103.39%
                                                                           ------------   -------
              REPURCHASE AGREEMENTS
 23,538,299   With Investor's Bank & Trust, dated 12/31/96, 5.91%,
                repurchase proceeds at maturity $23,546,027, 01/02/97
                (Collateralized by various United States Government
                Agency Obligations, 6.50% -- 7.99%, due 05/20/22 to
                02/20/26, with a total value of $24,715,268) (Cost
                $23,542,163).............................................    23,542,163
 12,756,338   With Investor's Bank & Trust, dated 12/31/96, 5.91%,
                repurchase proceeds at maturity $12,760,526, 01/02/97
                (Collateralized by Federal Home Loan Mortgage
                Corporation, 8.21%, due 11/01/23 with a value of
                $4,975,533 and Federal National Mortgage Association,
                6.46%, due 01/25/25 with a value of $8,419,058) (Cost
                $12,758,432).............................................    12,758,432
  4,016,318   With Investor's Bank & Trust, dated 12/31/96, 5.91%,
                repurchase proceeds at maturity $4,017,636 01/02/97
                (Collateralized by Federal National Mortgage Association,
                6.91%, due 07/01/18 with a value of $4,217,753) (Cost
                $4,016,977)..............................................     4,016,977
  4,508,214   With Investor's Bank & Trust, dated 12/31/96, 5.91%,
                repurchase proceeds at maturity $4,509,694 01/02/97
                (Collateralized by Federal Home Loan Mortgage
                Corporation, 7.41%, due 04/01/24 with a value of
                $4,733,999) (Cost $4,508,954)............................     4,508,954
                                                                           ------------
              TOTAL REPURCHASE AGREEMENTS (Cost $44,826,526).............    44,826,526     8.84%
                                                                           ------------   -------
              Total Investments (Cost $491,655,276)......................   569,314,059   112.23%
              Other assets less liabilities..............................   (62,049,816)  (12.23)%
                                                                           ------------   -------
              NET ASSETS.................................................  $507,264,243   100.00%
                                                                            ===========   ======

     The aggregate cost of investments for federal income tax purposes at December 31, 1996 is $494,020,516.

     The following amount is based on costs for federal income tax purposes:

              Gross unrealized appreciation..............................  $ 94,819,037
              Gross unrealized depreciation..............................   (19,525,494)
                                                                           ------------
              Net unrealized appreciation................................  $ 75,293,543
                                                                            ===========

---------------
(a) All or part of this security is on loan.
(b) Collateral for securities on loan.
(c) Non-income producing security.
(ADR) -- American Depository Receipt

                       See notes to financial statements.

                          AGGRESSIVE EQUITY PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1996

                                                                                         PERCENT
                                                                                         OF NET
  SHARES                                                                      VALUE      ASSETS
----------                                                                 -----------   -------
            COMMON STOCK
            BUILDING AND CONSTRUCTION
    15,500  Eagle Hardware & Garden, Inc.(c).............................  $   321,624      2.08%
                                                                            ----------
            COMPUTERS AND OFFICE EQUIPMENT
     9,000  Dell Computer Corp.(c).......................................      478,125
     7,300  Dynatech Corp.(c)............................................      323,025
    10,000  EMC Corp. ...................................................      331,250
    11,400  Encad, Inc.(c)...............................................      470,250
    20,000  Innovex, Inc. ...............................................      540,000
     3,000  Intel Corp. .................................................      392,813
     3,000  Microsoft Corp.(c)...........................................      247,875
    24,800  Siebel Systems, Inc.(c)......................................      669,600
    15,000  Sun Microsystems, Inc.(c)....................................      385,313
    13,700  Tech Data Corp. .............................................      375,038
     7,000  Western Digital(c)...........................................      398,125
                                                                            ----------
            TOTAL COMPUTERS AND OFFICE EQUIPMENT.........................    4,611,414     29.79%
                                                                            ----------
            COMPUTER SOFTWARE AND SERVICES
     8,000  3Com Corp.(c)................................................      587,000
     5,000  BMC Software, Inc.(c)........................................      206,875
    24,100  Chips & Tech, Inc.(c)........................................      439,825
     6,300  Compaq Computer(c)...........................................      467,775
    10,000  Compuware Corp.(c)...........................................      501,250
     4,000  Electronics for Imaging(c)...................................      329,000
     6,000  McAfee Associates, Inc.(c)...................................      264,000
     4,000  Parametric Technology Corp.(c)...............................      205,500
    10,300  Scopus Technology, Inc.(c)...................................      478,950
                                                                            ----------
            TOTAL COMPUTER SOFTWARE AND SERVICES.........................    3,480,175     22.48%
                                                                            ----------
            ELECTRICAL EQUIPMENT
    15,900  American Power Conversion Corp.(c)...........................      433,275
     7,800  Microchip Technology, Inc.(c)................................      396,825
     8,000  Sanmina Corp.(c).............................................      452,000
                                                                            ----------
            TOTAL ELECTRICAL EQUIPMENT...................................    1,282,100      8.28%
                                                                            ----------
            FINANCE
     6,700  Student Loan Marketing Association...........................      623,938      4.03%
                                                                            ----------
            MEDICAL AND OTHER HEALTH SERVICES
    10,000  Jones Medical Industries, Inc. ..............................      366,250
    40,000  Molecular Dynamics, Inc. ....................................      430,000
                                                                            ----------
            TOTAL MEDICAL AND OTHER HEALTH SERVICES......................      796,250      5.14%
                                                                            ----------

                       See notes to financial statements.

                          AGGRESSIVE EQUITY PORTFOLIO

                               DECEMBER 31, 1996

                                                                                         PERCENT
                                                                                         OF NET
  SHARES                                                                      VALUE      ASSETS
----------                                                                 ----------     -----
            TECHNOLOGY
    17,100  Boston Technology............................................  $   491,625      3.18%
                                                                            ----------
            TELECOMMUNICATIONS
    15,000  ADC Telecommunications, Inc.(c)..............................      466,874
     6,500  Ascend Communications, Inc.(c)...............................      403,813
    15,000  Brightpoint, Inc.(c).........................................      446,250
     5,000  Cascade Communications Corp.(c)..............................      275,625
     7,000  Cisco Systems, Inc.(c).......................................      445,375
    13,700  Digital Microwave Corp.(c)...................................      381,887
    12,000  Pairgain Technologies, Inc.(c)...............................      365,250
    10,800  Tellabs, Inc.(c).............................................      406,350
                                                                            ----------
            TOTAL TELECOMMUNICATIONS.....................................    3,191,424     20.62%
                                                                            ----------     -----
            TOTAL SECURITIES (Cost $14,563,091)..........................   14,798,550     95.60%
                                                                            ----------     -----
 PRINCIPAL
----------
            REPURCHASE AGREEMENT
$1,393,369  With Investors Bank & Trust, dated 12/31/96, 5.91%, repurchase proceeds at maturity $1,393,826, 01/02/97
              (Collateralized by Federal National Mortgage Association,
              6.55%, due 07/01/18 with a value of $1,463,118) (Cost
              $1,393,598)................................................    1,393,598      9.01%
                                                                            ----------     -----
            Total Investments (Cost $15,956,689).........................   16,192,148    104.61%
            Other assets less liabilities................................     (713,018)    (4.61)%
                                                                            ----------     -----
            NET ASSETS...................................................  $15,479,130    100.00%
                                                                            ==========     =====

     The aggregate cost of investments for federal income tax purposes at December 31, 1996 is $15,956,689.

     The following amount is based on costs for federal income tax purposes:

            Gross unrealized appreciation................................  $   889,406
            Gross unrealized depreciation................................     (653,947)
                                                                           -----------
            Net unrealized appreciation..................................  $   235,459
                                                                            ==========

---------------
(c) Non-income producing security

                       See notes to financial statements.

                           HIGH YIELD BOND PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1996

                                                                                         PERCENT
                                                                                         OF NET
PRINCIPAL                                                                     VALUE      ASSETS
----------                                                                 -----------   -------
             CORPORATE BONDS AND NOTES
             AEROSPACE
$  250,000   BE Aerospace, 9.75%, 03/01/03...............................  $   261,875      1.70%
                                                                           -----------
             AUTOMOTIVE PRODUCTS
   225,000   Speedy Muffler King, Inc., 10.875%, 10/01/06................      241,313      1.57%
                                                                           -----------
             APPAREL
   300,000   William Carter, 10.375%, 12/01/06...........................      310,500      2.02%
                                                                           -----------
             BUSINESS SERVICES
   180,000   Iron Mountain, 10.125%, 10/01/06............................      190,800      1.24%
                                                                           -----------
             CHEMICAL
   150,000   Collins & Aikman Products, 11.50%, 04/15/06.................      163,313
    80,000   Foamex Limited Partnership, 11.25%, 10/01/02................       85,200
   240,000   General Chemical, Inc., 9.25%, 08/15/03.....................      245,400
                                                                           -----------
             TOTAL CHEMICAL..............................................      493,913      3.22%
                                                                           -----------
             CONSTRUCTION
   120,000   Toll Corp., 10.50%, 03/15/02................................      124,200      0.81%
                                                                           -----------
             CONSUMER GOODS AND SERVICES
   175,000   Purina Mills, 10.25%, 09/01/03..............................      180,687      1.18%
                                                                           -----------
             ELECTRONICS
   100,000   Calpine Corp., 9.25%, 02/01/04..............................       99,875      0.65%
                                                                           -----------
             ENVIRONMENTAL MANAGEMENT
   350,000   Allied Waste North America, 10.25%, 12/01/06................      367,063      2.39%
                                                                           -----------
             FINANCE
   320,000   Comcast Corp., 9.125%, 10/15/06.............................      327,200
   210,000   Costilla Energy, 10.25%, 10/01/06...........................      220,763
   300,000   Hawk Corp., 10.25%, 12/01/03................................      307,500
   130,000   ISP Holdings, Inc., 9.75%, 02/15/02.........................      135,525
   400,000   Mesa Operating, 11.625%, 07/01/06...........................      276,000
   205,000   Muzak LP/Capital, 10.00%, 10/01/03..........................      209,612
   100,000   Primark Corp., 8.75%, 10/15/00..............................      101,000
   150,000   Rayovac Corp., 10.25%, 11/01/06.............................      153,750
                                                                           -----------
             TOTAL FINANCE...............................................    1,731,350     11.26%
                                                                           -----------
             FOOD AND BEVERAGE
   250,000   Ameriking, Inc., 10.75%, 12/01/06...........................      258,750
   100,000   Cott Corp., 9.375%, 07/01/05................................      102,500
   160,000   Jitney-Jungle Stores, 12.00%, 03/01/06......................      169,600

                       See notes to financial statements.

                           HIGH YIELD BOND PORTFOLIO

                               DECEMBER 31, 1996

                                                                                         PERCENT
                                                                                         OF NET
PRINCIPAL                                                                     VALUE      ASSETS
----------                                                                 -----------   -------
             FOOD AND BEVERAGE (CONTINUED)
$  150,000   Ralphs Grocery, 10.45%, 06/15/04............................  $   159,375
   120,000   Smith Food & Drug, 11.25%, 05/15/07.........................      132,600
                                                                           -----------
             TOTAL FOOD AND BEVERAGE.....................................      822,825      5.35%
                                                                           -----------
             FOREST AND PAPER PRODUCTS
   125,000   Repap New Brunswick, 9.875%, 07/15/00.......................      128,125
   150,000   Scotts Company, 9.875%, 08/01/04............................      156,750
                                                                           -----------
             TOTAL FOREST AND PAPER PRODUCTS.............................      284,875      1.85%
                                                                           -----------
             INDUSTRIAL
   200,000   Bell & Howell Company, 0.00%, 03/01/05......................      145,500
   300,000   Clark Materials, 10.75%, 11/15/06...........................      312,000
   180,000   Oregon Steel Mills, 11.00%, 06/15/03........................      191,250
   140,000   Riverwood International, 10.25%, 04/01/06...................      137,900
   100,000   Schuller International Group, 10.875%, 12/15/04.............      111,375
   100,000   Teekay Shipping, 8.32%, 02/01/08............................       99,625
   280,000   Westpoint Stevens, 9.375%, 12/15/05.........................      288,400
                                                                           -----------
             TOTAL INDUSTRIAL............................................    1,286,050      8.37%
                                                                           -----------
             LEISURE AND RECREATION
   200,000   Act III Theatres, 11.875%, 02/01/03.........................      216,000
   100,000   Host Marriott Travel Plaza, 9.50%, 05/15/05.................      104,375
   250,000   Trump Atlantic City, 11.25%, 05/01/06.......................      247,500
                                                                           -----------
             TOTAL LEISURE AND RECREATION................................      567,875      3.69%
                                                                           -----------
             MACHINERY
   100,000   Carrols Corp., 11.50%, 08/15/03.............................      105,750
    80,000   Clark USA, Inc., 10.875%, 12/01/05..........................       82,200
   150,000   Mettler Toledo, 9.75%, 10/01/06.............................      157,500
   175,000   Scotsman Group, 9.50%, 12/15/00.............................      180,687
                                                                           -----------
             TOTAL MACHINERY.............................................      526,137      3.42%
                                                                           -----------
             MANUFACTURING
   150,000   American Standard Senior Notes, 10.875%, 05/15/99...........      160,125
   225,000   Buckeye Cellulose Corp., 8.50%, 12/05/05....................      225,562
    75,000   IDEX Corp., 9.75%, 09/15/02.................................       78,750
   190,000   Unisys Corp., 12.00%, 04/15/03..............................      203,300
   250,000   Viking Star Ship, 9.625%, 07/15/03..........................      261,250
   100,000   Westinghouse Air, 9.375%, 06/15/05..........................      102,500
                                                                           -----------
             TOTAL MANUFACTURING.........................................    1,031,487      6.71%
                                                                           -----------

                       See notes to financial statements.

                           HIGH YIELD BOND PORTFOLIO

                               DECEMBER 31, 1996

                                                                                         PERCENT
                                                                                         OF NET
PRINCIPAL                                                                     VALUE      ASSETS
----------                                                                 -----------   -------
             MEDIA
$  100,000   ARA Group, 8.50%, 06/01/03..................................  $   104,182
   200,000   Infinity Broadcasting, 10.375%, 03/15/02....................      212,000
    50,000   Jones Intercable, 9.625%, 03/15/02..........................       52,500
   125,000   Rogers Cablesystems, Ltd., 11.00%, 12/01/15.................      134,062
   190,000   Rogers Cantel, 9.375%, 06/01/08.............................      199,025
   250,000   Viacom International, 8.00%, 07/07/06.......................      239,206
                                                                           -----------
             TOTAL MEDIA.................................................      940,975      6.12%
                                                                           -----------
             MEDICAL AND OTHER HEALTH SERVICES
   150,000   NL Industries, Inc., 11.75%, 10/15/03.......................      158,625
   210,000   Owens & Minor, Inc., 10.875%, 06/01/06......................      225,750
   120,000   Quorum Health, 8.75%, 11/01/05..............................      123,150
                                                                           -----------
             TOTAL MEDICAL AND OTHER HEALTH SERVICES.....................      507,525      3.30%
                                                                           -----------
             METALS AND MINING
   250,000   Freeport McMoran Resource Partners, 8.75%, 02/15/04.........      259,756
   180,000   Renco Metals Senior Notes, 11.50%, 07/01/03.................      188,550
                                                                           -----------
             TOTAL METALS AND MINING.....................................      448,306      2.92%
                                                                           -----------
             OIL AND GAS
   175,000   Gulf Canada Resources, Ltd., 9.25%, 01/15/04................      185,500
   230,000   Vintage Petroleum Senior Subordinated Notes, 9.00%,
               12/15/05..................................................      235,750
                                                                           -----------
             TOTAL OIL AND GAS...........................................      421,250      2.74%
                                                                           -----------
             PUBLISHING
   210,000   Hollinger International Publishing, 9.25%, 02/01/06.........  207,900....      1.35%
                                                                           -----------
             RETAIL
   175,000   Finlay Fine Jewelry, 10.625%, 05/01/03......................  182,875....      1.19%
                                                                           -----------
             TELECOMMUNICATIONS
   200,000   Allbritton Communications, 11.50%, 08/15/04.................      211,000
   250,000   Century Communications, 9.75%, 02/15/02.....................      257,500
   200,000   Essex Group, 10.00%, 05/01/03...............................      207,500
   250,000   Gray Communication System, Inc., 10.625%, 10/01/06..........      264,375
   275,000   Jacor Communications, 9.75%, 12/15/06.......................      280,844
   100,000   Lenfest Communications, 8.375%, 11/01/05....................       96,625
    50,000   Lenfest Communications, 10.50%, 06/15/06....................       52,750
                                                                           -----------
             TOTAL TELECOMMUNICATIONS....................................    1,370,594      8.92%
                                                                           -----------

                       See notes to financial statements.

                           HIGH YIELD BOND PORTFOLIO

                               DECEMBER 31, 1996

                                                                                         PERCENT
                                                                                         OF NET
PRINCIPAL                                                                     VALUE      ASSETS
----------                                                                 -----------   -------
             TRANSPORTATION
$  200,000   Sea Containers, 9.50%, 07/01/03.............................  $   201,500      1.31%
                                                                           -----------
             UTILITIES -- ELECTRIC
   200,000   California Energy Company, Inc., 9.875%, 6/30/03............      211,000
   200,000   El Paso Electric Company, 8.90%, 02/01/06...................      211,000
   110,000   El Paso Electric Company, 9.40%, 05/01/11...................      117,700
                                                                           -----------
             TOTAL UTILITIES -- ELECTRIC.................................      539,700      3.51%
                                                                           -----------   -------
             TOTAL SECURITIES (Cost $12,969,120).........................   13,341,450     86.79%
                                                                           -----------   -------
             REPURCHASE AGREEMENT
 1,751,164   With Investors Bank & Trust, dated 12/31/96, 5.91%,
               repurchase proceeds at maturity $1,751,739, 01/02/97
               (Collateralized by Federal Home Loan Mortgage Corporation
               6.84%, due 11/15/23, with a value of $1,843,413) (Cost
               $1,751,451)...............................................    1,751,451     11.39%
                                                                           -----------   -------
             Total Investments (Cost $14,720,571)........................   15,092,901     98.18%
             Other assets less liabilities...............................      279,785      1.82%
                                                                           -----------   -------
             NET ASSETS..................................................  $15,372,686    100.00%
                                                                           ===========   =======

     The aggregate cost of investments for federal income tax purposes at December 31, 1996 is $14,720,571.

     The following amount is based on costs for federal income tax purposes:

             Gross unrealized appreciation...............................  $   397,366
             Gross unrealized depreciation...............................      (25,036)
                                                                           -----------
             Net unrealized appreciation.................................  $   372,330
                                                                            ==========

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1996

                                                                                 PERCENT
                                                                                  OF NET
    SHARES                                                           VALUE        ASSETS    COUNTRY
  ----------                                                      ------------   --------   -------
               COMMON STOCKS AND WARRANTS
               AEROSPACE
      99,400   CAE Industries...................................  $    750,579      0.51%      CDA
               AUTOMOBILE
      17,000   Daimler Benz AG(c)...............................     1,169,287                 GER
      50,000   Honda Motor Company, Ltd.........................     1,425,860                 JPN
      67,000   Mitsubishi Motor Corp............................       487,760                 JPN
      10,000   Peugeot SA(c)....................................     1,123,349                 FRA
     131,000   Suzuki Motor Corp................................     1,196,344                 JPN
      47,000   Toyota Motor Company.............................     1,348,406                 JPN
      20,063   Valeo............................................     1,234,946                 FRA
       2,400   Volkswagen AG....................................       996,685                 GER
      25,000   Volvo Aktiebolag.................................       551,038                 SWE
                                                                  -------------
               TOTAL AUTOMOBILE.................................     9,533,675      6.43%
                                                                  -------------
               BANKS
     137,900   Allied Irish Banks PLC...........................       920,345                  UK
      15,000   Banco de Santander (ADR).........................       952,500                 SPA
       2,000   Banco Popular Espanola...........................       392,081                 SPA
      19,000   Bangkok Bank Company, Ltd........................       183,774                 THA
     330,000   Bank of Scotland.................................     1,739,364                  UK
      21,000   Compagnie Financierede Suez(c)...................       891,099                 FRA
      11,000   CS Holdings......................................     1,126,443                 SWI
       1,860   Holderbank Financial Glaris -- Class B...........     1,324,295                 SWI
      50,515   National Westminster Bank........................       593,021                  UK
      27,500   Overseas Chinese Banking Corp....................       342,073                 SIN
     101,800   Thai Farmers Bank(c).............................       635,252                 THA
      23,000   The Bank of Tokyo Mitsubishi.....................       426,036                 JPN
     196,000   Westpac Banking Corp.............................     1,114,613                 AUS
                                                                  -------------
               TOTAL BANKS......................................    10,640,896      7.18%
                                                                  -------------
               CHEMICALS
      32,000   AGA AB -- Class B................................       478,029                 SWE
      20,000   Norsk Hydro......................................     1,080,592                 NOR
                                                                  -------------
               TOTAL CHEMICALS..................................     1,558,621      1.05%
                                                                  -------------
               COMPUTER SOFTWARE AND SERVICES
       7,000   Softbank Corp....................................       493,925      0.33%      JPN
                                                                  -------------
               CONSTRUCTION
      22,000   Rohm Company.....................................     1,440,509                 JPN
      89,000   Sekisui House, Ltd.(c)...........................       904,792                 JPN
                                                                  -------------
               TOTAL CONSTRUCTION...............................     2,345,301      1.58%
                                                                  -------------

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                               DECEMBER 31, 1996

                                                                                 PERCENT
                                                                                  OF NET
    SHARES                                                           VALUE        ASSETS    COUNTRY
  ----------                                                      -------------   ------
               CONSUMER GOODS AND SERVICES
      17,000   Electrolux.......................................  $    985,935                 SWE
      20,482   EMI Group PLC....................................       483,613                  UK
      32,000   Fuji Photo Film..................................     1,053,155                 JPN
      12,700   Hennes & Mauritz AB -- Class B...................     1,755,822                 SWE
      33,000   Hoya Corp.(c)....................................     1,293,613                 JPN
      24,000   Izumi............................................       334,968                 JPN
      99,000   Nikon Corp.......................................     1,228,224                 JPN
      22,200   Nintendo Corp., Ltd..............................     1,585,577                 JPN
      73,203   Reckitt and Colman PLC...........................       905,711                  UK
       2,000   Secom Company, Ltd...............................       120,789                 JPN
      15,700   Sony Corp........................................     1,026,647                 JPN
     175,346   Thorn PLC(c).....................................       759,161                  UK
                                                                  -------------
               TOTAL CONSUMER GOODS AND SERVICES................    11,533,215      7.78%
                                                                  -------------
               ELECTRONICS
         750   ABB AG...........................................       930,014                 SWI
      25,200   Bombardier, Inc. -- Class B......................       465,149                 CDA
      80,000   Electrocomponents PLC............................       631,120                  UK
      50,000   Hitachi Ltd......................................       465,235                 JPN
      24,000   Komori Corp......................................       508,658                 JPN
      12,000   Kyocera Corp.....................................       746,446                 JPN
      17,000   Murata Manufacturing Company, Ltd................       563,883                 JPN
      28,000   Talisman Energy, Inc.(c).........................       931,524                 CDA
                                                                  -------------
               TOTAL ELECTRONICS................................     5,242,029      3.54%
                                                                  -------------
               ENGINEERING
      17,000   Chudenko Corp....................................       489,186      0.33%      JPN
                                                                  -------------
               ENVIRONMENTAL MANAGEMENT SERVICES
         900   Kurita Water Industries..........................        18,144      0.01%      JPN
                                                                  -------------
               FINANCE
      62,600   HSBC Holdings PLC................................     1,398,008                  UK
      55,953   Lend Lease Corp., Ltd............................     1,084,358                 AUS
     130,000   Lloyds TSB Group PLC(c)..........................       958,841                  UK
      24,000   Nomura Securities Company, Ltd...................       359,782                 JPN
       6,000   Shohkoh Fund.....................................     1,302,662                 JPN
      84,000   Wako Securities Company, Ltd.....................       434,213                 JPN
                                                                  -------------
               TOTAL FINANCE....................................     5,537,864      3.74%
                                                                  -------------
               FOOD AND BEVERAGE
      98,000   Amatil Ltd., Coca Cola...........................     1,046,905                 AUS
      80,000   Cadbury Schweppes PLC............................       674,936                  UK
       6,300   Heineken NV......................................     1,113,776                 NET
      45,000   Jusco Company....................................     1,523,646                 JPN
      45,600   Lion Nathan......................................       109,217                 NZE

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                               DECEMBER 31, 1996

                                                                                 PERCENT
                                                                                  OF NET
    SHARES                                                           VALUE        ASSETS    COUNTRY
  ----------                                                      -------------   ------
               FOOD AND BEVERAGE (CONTINUED)
         900   Nestle...........................................  $    963,193                 SWI
      21,000   Seagrams Company, Ltd............................       813,750                 CDA
                                                                  -------------
               TOTAL FOOD AND BEVERAGE..........................     6,245,423      4.22%
                                                                  -------------
               INDUSTRIAL
      31,200   Advantest Corp...................................     1,459,602                 JPN
      43,000   Alcan Aluminum, Ltd..............................     1,445,875                 CDA
     107,000   Kawasaki Steel...................................       306,972                 JPN
      60,000   Reed International, Ltd.(c)......................     1,127,400                  UK
     230,000   Western Mining Corp. Holding, Ltd................     1,448,632                 AUS
                                                                  -------------
               TOTAL INDUSTRIAL.................................     5,788,481      3.91%
                                                                  -------------
               INSURANCE
     161,210   Alleanza Assicuraz...............................       805,776                 ITA
     277,073   GIO Australian Holdings, Ltd.....................       708,586                 AUS
      12,000   Mapfre Vida Seguros..............................       830,290                 SPA
      62,000   Mitsui Marine & Fire Insurance...................       332,779                 JPN
      78,000   Siebe PLC........................................     1,446,931                  UK
     145,000   Yasuda Fire and Marine Insurance.................       752,043                 JPN
                                                                  -------------
               TOTAL INSURANCE..................................     4,876,405      3.29%
                                                                  -------------
               INVESTMENT HOLDING COMPANIES
         395   Baloise Holdings.................................       791,340                 SWI
     477,000   Brierley Investments, Ltd........................       441,464                 NZE
     184,000   Hutchison Whampoa................................     1,445,118                 HNG
     416,000   Sime Darby Berhad................................     1,638,957                 MAL
                                                                  -------------
               TOTAL INVESTMENT HOLDING COMPANIES...............     4,316,879      2.91%
                                                                  -------------
               LEISURE AND RECREATION
     162,000   Euro Disneyland SCA(c)...........................       320,954                 FRA
     129,200   San Miquel Corp. -- Class B......................       569,850                 PHI
                                                                  -------------
               TOTAL LEISURE AND RECREATION.....................       890,804      0.60%
                                                                  -------------
               MANUFACTURING
      16,600   ABB AB -- Class A................................     1,871,990                 SWE
      19,800   ASM Lithography Holding NV(c)....................       986,288                 NET
       8,400   Mannesmann AG....................................     3,635,563                 GER
     151,000   Mitsubishi Heavy.................................     1,196,856                 JPN
      99,000   Morgan Crucible Company PLC......................       740,352                  UK
      10,600   Orkla Borregaard.................................       672,317                 NOR
      30,800   Philips Electronics NV...........................     1,246,430                 NET
      24,600   Philips Electronics NV (ADR).....................       984,000                 NET
                                                                  -------------
               TOTAL MANUFACTURING..............................    11,333,796      7.65%
                                                                  -------------

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                               DECEMBER 31, 1996

                                                                                 PERCENT
                                                                                  OF NET
    SHARES                                                           VALUE        ASSETS    COUNTRY
  ----------                                                      -------------   ------
               MEDIA
     115,000   British Sky Broadcasting PLC.....................  $  1,027,284                  UK
       2,037   Canal Plus(c)....................................       449,032                 FRA
      17,100   Grupo Televisa (GDR)(c)..........................       438,188                 MEX
      69,440   News Corp., Ltd..................................       366,213                 AUS
      30,000   News Corp., Ltd. (ADR)...........................       626,250                 AUS
      53,000   Rogers Communications -- Class B(c)..............       390,541                 CDA
      49,000   Singapore Press Holdings, Ltd....................       966,814                 SIN
     100,000   Television Broadcasts, Ltd.......................       399,480                 HNG
     111,000   Thomson Corp.....................................     2,441,385                 CDA
      35,000   Tokyo Broadcasting...............................       533,729                 JPN
                                                                  -------------
               TOTAL MEDIA......................................     7,638,916      5.15%
                                                                  -------------
               MEDICAL AND OTHER HEALTH SERVICES
       7,400   Synthelabo(c)....................................       798,539      0.54%      FRA
                                                                  -------------
               METALS AND MINING
      46,000   Inco, Ltd........................................     1,466,250                 CDA
      29,863   Pechiney SA -- Class A...........................     1,248,805                 FRA
     216,000   Placer Pacific, Ltd..............................       319,097                 AUS
                                                                  -------------
               TOTAL METALS AND MINING..........................     3,034,152      2.05%
                                                                  -------------
               OIL AND GAS
      98,000   British Gas Corp.................................       375,663                  UK
      17,200   Societe Nationale ELF-Aquitaine..................     1,562,601                 FRA
      20,000   Suncor, Inc......................................       827,500                 CDA
      15,000   YPF Sociedad Anonima -- (ADR)....................       378,750                 ARG
                                                                  -------------
               TOTAL OIL AND GAS................................     3,144,514      2.12%
                                                                  -------------
               PHARMACEUTICALS
      59,000   Astra AB.........................................     2,911,969                 SWE
       8,000   Astra AB -- A Shares (ADR)(c)....................       392,000                 SWE
      52,000   Banyu Pharmaceutical Company.....................       725,764                 JPN
      20,000   Hoechst AG.......................................       943,476                 GER
       3,600   Hoechst AG Warrant, (Expires: 3/19/99)...........       270,039                 GER
       1,275   Novartis AG......................................     1,455,681                 SWI
      76,000   Sankyo Company, Ltd..............................     2,147,669                 JPN
         600   Zeneca Group PLC (ADR)...........................        50,400                  UK
      50,800   Zeneca Group PLC.................................     1,430,061                  UK
                                                                  -------------
               TOTAL PHARMACEUTICALS............................    10,327,059      6.97%
                                                                  -------------
               REAL ESTATE
      62,000   City Developments................................       558,465                 SIN
     103,000   Mitsui Fudosan...................................     1,029,372                 JPN
                                                                  -------------
               TOTAL REAL ESTATE................................     1,587,837      1.07%
                                                                  -------------

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                               DECEMBER 31, 1996

                                                                                 PERCENT
                                                                                  OF NET
    SHARES                                                           VALUE        ASSETS    COUNTRY
  ----------                                                      -------------   ------
               TELECOMMUNICATIONS
      86,000   Cable & Wireless.................................  $    718,195                  UK
          84   DDI Corp.........................................       554,355                 JPN
      12,200   Deutsche Telekom AG(c)...........................       256,886                 GER
      50,000   Ericsson AB -- Class B Free......................     1,545,100                 SWE
      20,000   Ericsson L M Telephone (ADR).....................       603,750                 SWE
     790,000   Hong Kong Telecommunications, Ltd................     1,271,505                 HNG
         800   Hong Kong Telecommunications, Ltd. (ADR).........        13,000                 HNG
      23,800   Nokia AB -- Class A..............................     1,377,701                 FIN
       8,300   Nokia AB -- Class K..............................       479,018                 FIN
      15,000   Northern Telecom, Ltd............................       928,125                 CDA
      22,300   Portugal Telecom SA (ADR)........................       629,975                 POR
     350,000   Technology Resources Industries..................       690,130                 MAL
     456,000   Telecom Italia Mobile............................     1,150,077                 ITA
     253,000   Telecom Italia Mobile DRNC.......................       360,221                 ITA
      18,500   Telecomunicacoes Brasileiras (ADR)...............     1,424,319                 BRA
      79,000   Telefonica.......................................     1,831,133                 SPA
      40,600   Telefonos De Mexico (ADR)........................     1,339,800                 MEX
      23,000   Vodafone Group PLC (ADR).........................       951,625                  UK
                                                                  -------------
               TOTAL TELECOMMUNICATIONS.........................    16,124,915     10.88%
                                                                  -------------
               TEXTILES
      74,000   Italcenenti Fabbriche Riunit.....................       413,675                 ITA
      28,000   Wacoal Corp......................................       308,778                 JPN
                                                                  -------------
               TOTAL TEXTILES...................................       722,453      0.49%
                                                                  -------------
               TIRE AND RUBBER
      58,000   Bridgestone Corp.................................     1,099,332      0.74%      JPN
                                                                  -------------
               TOBACCO
      74,100   B.A.T. Industries................................       613,741                  UK
      47,000   Imasco, Ltd......................................     1,152,149                 CDA
                                                                  -------------
               TOTAL TOBACCO....................................     1,765,890      1.19%
                                                                  -------------
               TRANSPORTATION
      50,000   Brambles Industries, Ltd.........................       974,945                 AUS
     189,000   Citic Pacific, Ltd...............................     1,097,088                 HNG
     122,000   Kawasaki Kisen...................................       277,476                 JPN
       1,400   Swissair.........................................     1,129,199                 SWI
                                                                  -------------
               TOTAL TRANSPORTATION.............................     3,478,708      2.35%
                                                                  -------------
               UTILITIES
     336,200   Consolidated Electric Power Asia.................       788,859                 HNG
     228,000   Hong Kong Electric...............................       757,530                 HNG
          79   Nippon Telegraph and Telephone Corp..............       597,587                 JPN
         300   Tele Danmark -- Class B..........................        16,528                 DEN

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                               DECEMBER 31, 1996

                                                                                 PERCENT
                                                                                  OF NET
    SHARES                                                           VALUE        ASSETS    COUNTRY
  ----------                                                      -------------   ------
               UTILITIES (CONTINUED)
      34,600   Tele Danmark (ADR)...............................  $    942,850                 DEN
     550,000   Telicom Italia Spa(c)............................     1,425,158                 ITA
                                                                  -------------
               TOTAL UTILITIES..................................     4,528,512      3.06%
                                                                  -------------
               TOTAL COMMON STOCK AND WARRANTS
                 (Cost $123,595,817)............................   135,846,050     91.67%
                                                                  -------------   ------
               PREFERRED STOCKS
               COMPUTER SOFTWARE AND SERVICES
       4,900   Sap AG Vorzug....................................       683,598      0.46%      GER
                                                                  -------------
               PHARMACEUTICALS
         200   Wella AG.........................................       105,898      0.07%      GER
                                                                  -------------
               TOTAL PREFERRED STOCKS (Cost $919,409)...........       789,496      0.53%
                                                                  -------------   ------
  PRINCIPAL
  ----------

               CORPORATE BONDS AND NOTES
               NON-CONVERTIBLE BONDS AND NOTES
               BANKS
  $  243,000   Bangkok Bank Public Company, 3.25%, 03/03/04.....       237,836      0.16%      THA
                                                                  -------------
               CONSTRUCTION
     150,830   Sekisui House 2.50%, 01/31/02....................       162,825      0.11%      JPN
                                                                  -------------
               TOTAL NON-CONVERTIBLE BONDS AND NOTES............       400,661      0.27%
                                                                  -------------   ------
               CONVERTIBLE BONDS AND NOTES
               BANKS
  $  136,661   Fujitsu Ltd. Series 8, 1.90%, 03/29/03...........       145,125                 JPN
     266,387   Fujitsu Ltd. Series 9, 1.95%, 03/31/03...........       282,576                 JPN
     192,638   Fujitsu Ltd. Series 10, 2.00%, 03/31/04..........       202,629                 JPN
     390,000   Renong Berhad, 2.50% 01/15/05....................       453,863                 MAL
                                                                  -------------
                                                                     1,084,193      0.73%
                                                                  -------------
               TELECOMMUNICATIONS
       2,000   Ericsson L M Tel, 4.25%, 06/30/00................         8,375      0.01%      SWE
                                                                  -------------
               TIRE AND RUBBER
     270,976   Michelin CV, 6.00% 01/02/98......................       283,746      0.19%      FRA
                                                                  -------------
               TOTAL CONVERTIBLE BONDS AND NOTES................     1,376,314      0.93%
                                                                  -------------   ------
               TOTAL CORPORATE BONDS AND NOTES (Cost
                 $1,825,460)....................................     1,776,975      1.20%
                                                                  -------------   ------
               TOTAL SECURITIES (Cost $126,340,686).............   138,412,521     93.40%
                                                                  -------------   ------

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                               DECEMBER 31, 1996

                                                                                 PERCENT
                                                                                  OF NET
  PRINCIPAL                                                          VALUE        ASSETS    COUNTRY
  ----------                                                      ------------   --------   -------
               REPURCHASE AGREEMENT
               With Investors Bank & Trust, dated 12/31/96,
                 5.91%, repurchase proceeds at maturity
                 $8,713,094, 01/02/97 (Collateralized by the
                 Federal Home Loan Mortgage Corp., 7.10%, due
                 05/25/23 with a value of $8,471,741 and Federal
                 National Mortgage Association, 6.77%, due
                 11/25/22 with a value of $677,555) (Cost
                 $8,711,664)....................................  $  8,711,664      5.88%      USA
   8,710,234
                                                                  -------------   ------
               Total Investments (Cost $135,052,350)............   147,124,185     99.28%
               Other assets less liabilities....................     1,060,712      0.72%
                                                                  -------------   ------
               NET ASSETS.......................................  $148,184,897    100.00%
                                                                  =============   ======

     The aggregate cost of investments for federal income tax purposes at December 31, 1996 is $135,240,256.

     The following amount is based on costs for federal income tax purposes:

               Gross unrealized appreciation....................  $ 18,055,498
               Gross unrealized depreciation....................    (6,171,569)
                                                                  ------------
               Net unrealized appreciation......................  $ 11,883,929
                                                                   ===========

---------------
(c) Non-income producing security

(ADR) -- American Depository Receipt

(GDR) -- Global Depository Receipt

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                               DECEMBER 31, 1996

                                                                               PERCENT OF TOTAL
                            COUNTRY COMPOSITION                               SECURITIES AT VALUE
---------------------------------------------------------------------------   -------------------
Argentina (ARG)............................................................            0.27%
Australia (AUS)............................................................            5.56%
Brazil (BRA)...............................................................            1.03%
Canada (CDA)...............................................................            8.39%
Denmark (DEN)..............................................................            0.69%
Finland (FIN)..............................................................            1.34%
France (FRA)...............................................................            5.72%
Germany (GER)..............................................................            5.82%
Hong Kong (HNG)............................................................            4.17%
Italy (ITA)................................................................            3.00%
Japan (JPN)................................................................           23.77%
Malaysia (MAL).............................................................            2.01%
Mexico (MEX)...............................................................            1.28%
Netherlands (NET)..........................................................            3.13%
New Zealand (NZE)..........................................................            0.40%
Norway (NOR)...............................................................            1.27%
Philippines (PHI)..........................................................            0.41%
Portugal (POR).............................................................            0.46%
Singapore (SIN)............................................................            1.35%
Spain (SPA)................................................................            2.89%
Sweden (SWE)...............................................................            8.02%
Switzerland (SWI)..........................................................            5.58%
Thailand (THA).............................................................            0.76%
United Kingdom (UK)........................................................           12.68%
                                                                                     ------
TOTAL PERCENTAGE...........................................................          100.00%
                                                                                     ======

                       See notes to financial statements.

                        DIVERSIFIED INVESTORS PORTFOLIOS

                         NOTES TO FINANCIAL STATEMENTS

1.  ORGANIZATION AND BUSINESS

     Diversified Investors Portfolios (the "Series Portfolio"), a series trust organized on September 1, 1993, under the laws of the State of New York, is composed of thirteen different series that are, in effect, separate investment funds: the Money Market Series, the High Quality Bond Series, the Intermediate Government Bond Series, the Government/Corporate Bond Series, the Balanced Series, the Equity Income Series, the Equity Value Series, the Growth & Income Series, the Equity Growth Series, the Special Equity Series, the Aggressive Equity Series, the High-Yield Bond Series, and the International Equity Series (each a "Series"). The Declaration of Trust permits the Board of Trustees to issue an unlimited number of beneficial interests in each Series. Investors in a Series (e.g., investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of that Series (and of no other Series). The High-Yield Bond Series and International Equity Series commenced operations on August 22, 1995 and September 29, 1995, respectively. The Equity Value Series and Aggressive Value Series commenced operations on April 19, 1996.

     The International Equity Series was established by a redemption of assets in-kind, valued at $77,137,079 from the Non-U.S. Equity Fund for Participant Directed Plans within the Capital Guardian Collective Trust for Employee Benefit Plans, a bank collective trust fund established and maintained by Capital Guardian Trust Company, which were immediately invested at market value into the Portfolio. The transaction was a non-taxable event.

2.  SIGNIFICANT ACCOUNTING POLICIES

     A.  SECURITY VALUATION

          Short-term securities having remaining maturities of 60 days or less are valued at amortized cost or original cost plus accrued interest receivable, both of which approximate value. The amortized cost of a security is determined by valuing it at original cost and thereafter amortizing any discount or premium at a constant rate until maturity. Securities traded on national securities exchanges are valued at the last sales price as of the close of business on each day or at the closing bid price for over-the-counter securities. Equity securities are valued at the last sale price on the exchange on which they are primarily traded or at the bid price on the NASDAQ system for unlisted national market issues, or at the last quoted bid price for securities not reported on the NASDAQ system. Bonds are valued at the last available price provided by an independent pricing service for securities traded on a national securities exchange. Bonds that are listed on a national securities exchange but are not traded and bonds that are regularly traded in the over-the-counter market are valued at the mean of the last available bid and asked prices by an independent pricing service. All other securities will be valued at their fair value as determined by the Board of Trustees.

     B.  REPURCHASE AGREEMENTS

          Each Series, along with other affiliated entities of the investment advisor, may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Series investment advisor, subject to the seller's agreement to repurchase and the Series agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are segregated at the custodian, and pursuant to the terms of the repurchase agreement must have an aggregate market value greater than or equal to 102% and 105% of domestic and international securities, respectively, of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Series will require the seller to deposit additional collateral by the next business day. If

                        DIVERSIFIED INVESTORS PORTFOLIOS

     B.  REPURCHASE AGREEMENTS (CONTINUED)
     the request for additional collateral is not met or the seller defaults on its repurchase obligation, the Series maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller. However, in the event of default or bankruptcy by the seller, realization and/or retention of the collateral may be subject to legal proceedings.

     C.  FOREIGN CURRENCY TRANSLATION

          The accounting records of the International Equity Series are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the prevailing exchange rates each business day. Income and expenses denominated in foreign currencies are translated at prevailing exchange rates when accrued or incurred. The Series does not isolate realized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gains or losses on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains and losses on disposition of foreign currencies and foreign currency forward contracts the difference between the amount of investment income receivable and foreign withholding taxes receivable recorded on the Series' books and the U.S. dollar equivalent of amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end and foreign currency forward contracts, resulting from changes in the exchange rate.

     D.  FOREIGN CURRENCY FORWARD CONTRACTS

          Each Series may enter into foreign currency forward contracts and forward cross currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Series' portfolio securities. A foreign currency forward contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency forward contract fluctuates with changes in forward currency exchange rates. Foreign currency forward contracts are marked to market daily and the change in value is recorded by the Series as an unrealized gain or loss. When a foreign currency forward is extinguished, through delivery or offset by entering into another foreign currency forward contract, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Series' Statement of Assets and Liabilities and the Statement of Operations. In addition, the Series could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

     E.  OPTIONS

          Each Series, with the exception of the Money Market Series, may purchase and write (sell) call and put options on securities indices for the purpose of protecting against an anticipated decline in the value of the securities held by that Series. Index options are marked to market daily and the change in value is recorded by the Series as an unrealized gain or loss in the "Statement of Assets and Liabilities". A realized gain or loss equal to the difference between the exercise price and the value of the index is recorded by the Series upon cash settlement of the option. The use of index options may expose the Series to the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted or the value of the securities in the index may not move in direct correlation with the movements of the Series portfolio. In addition,

                        DIVERSIFIED INVESTORS PORTFOLIOS

     E.  OPTIONS (CONTINUED)
     there is the risk the Series may not be able to enter into a closing transaction because of an illiquid secondary market.

     F.  FEDERAL INCOME TAXES

          It is the Series policy to comply with the applicable provisions of the Internal Revenue Code. Therefore, no federal income tax provision is required.

     G.  SECURITY TRANSACTIONS AND INVESTMENT INCOME

          Security transactions are accounted for on a trade date basis (the day after the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discount on investments. Realized gains and losses from securities transactions are recorded on the identified cost basis.

          All of the net investment income and realized and unrealized gains and losses from security transactions are determined on each valuation day and allocated pro rata among the investors in a Series at the time of such determination.

     H.  OPERATING EXPENSES

          The Series Portfolio accounts separately for the assets, liabilities and operations of each Series. Expenses directly attributable to a Series are charged to that Series, while expenses attributable to all Series are allocated among them.

     I.  OTHER

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                        DIVERSIFIED INVESTORS PORTFOLIOS

3.  FEES AND TRANSACTIONS WITH AFFILIATES

     AUSA Life Insurance Company, Inc. ("AUSA") is the parent company of Diversified Investment Advisors, Inc. (the "Advisor"). AUSA has sub-accounts which invest in the corresponding Portfolios as follows:

                                                                       PERCENTAGE INVESTMENT
                            AUSA SUBACCOUNT                                IN PORTFOLIO
    ----------------------------------------------------------------  -----------------------
    Money Market....................................................           35.19%
    High Quality Bond...............................................           60.79%
    Intermediate Government Bond....................................           54.59%
    Government/Corporate Bond.......................................           26.46%
    Balanced........................................................           48.20%
    Equity Income...................................................           67.31%
    Equity Value....................................................           74.79%
    Growth & Income.................................................           64.43%
    Equity Growth...................................................           87.94%
    Special Equity..................................................           58.48%
    Aggressive Equity...............................................           73.21%
    High Yield Bond.................................................           65.69%
    International Equity............................................           54.00%

     The Advisor manages the assets of each Series of the Series Portfolio pursuant to an Investment Advisory Agreement (the "Advisory Agreement") with the Series Portfolio with respect to each Series. Subject to such further policies as the Board of Trustees may determine, the Advisor provides general investment advice to each Series. For its services under the Advisory Agreement, the Advisor receives from each Series fees accrued daily and paid monthly at an annual rate equal to the percentages specified in the table below of the corresponding Series' average daily net assets. The Advisor is currently waiving a portion of its investment advisory fee.

     For each Series, the Advisor has entered into an Investment Subadvisory Agreement (each a "Subadvisory Agreement") with the subadvisors listed in the table below (each a "Subadvisor", collectively the "Subadvisors"). It is the responsibility of a Subadvisor to make the day-to-day investment decisions of the Series and to place the purchase and sales orders for securities transactions of such series, subject in all cases to the general supervision of the Advisor. For its services under each Subadvisory Agreement, the Subadvisors receive a fee from the Advisor at an annual rate equal to the percentages specified in the table below of the corresponding Series' average daily net assets.

                        DIVERSIFIED INVESTORS PORTFOLIOS

3.  FEES AND TRANSACTIONS WITH AFFILIATES (CONTINUED)

  DIVERSIFIED INVESTORS PORTFOLIO                                         ADVISOR     SUBADVISORS
              SERIES                        PORTFOLIO SUBADVISORS           FEE           FEE
-----------------------------------  -----------------------------------  -------     -----------
Money Market Series................  1740 Advisors, Inc.                    0.25%(1)      0.05%
High Quality Bond Series...........  Merganser Capital Management
                                     Corporation                            0.35        (2)
Intermediate Government Bond
  Series...........................  1740 Advisors, Inc.                    0.35(1)       0.15
Government/Corporate Bond Series...  1740 Advisors, Inc.                    0.35          0.15
Balanced Series....................  Institutional Capital Corporation      0.45        (3)
Equity Income Series...............  1740 Advisors, Inc.                    0.45          0.25
Equity Value Series................  Ark Asset Management Co., Inc.         0.57(1)     (4)
Growth & Income Series.............  Putnam Advisory Company, Inc.          0.60(1)     (5)
Equity Growth Series...............  Jundt Associates, Inc.(6)              0.70          0.63
                                     Chancellor LGT Asset Management        0.62(1)     (7)
Special Equity Series..............  (8)                                    0.80(1)       0.50
Aggressive Equity Series...........  McKinley Capital Management            0.97(1)     (9)
High-Yield Bond Series.............  Delaware Investment Advisors           0.55(1)    (10)
International Equity Series........  Capital Guardian Trust Company         0.75(1)    (11)

---------------
 (1) The Advisor is currently waiving a portion of its fee.

 (2) 0.50% on the first $10,000,000 in average daily net assets, 0.375% on the next $15,000,000 in average daily net assets, 0.25% on the next $75,000,000 in average daily net assets and 0.1875% on all average daily net assets in excess of $100,000,000.

 (3) 0.55% on the first $25,000,000 in average daily net assets, 0.45% on the next $25,000,000 in average daily net assets, and 0.35% on all average daily net assets in excess of $50,000,000.

 (4) 0.45% on the first $100,000,000 in average daily net assets, 0.40% on the next $50,000,000 in average daily net assets, and 0.35% on the next $50,000,000 in average daily net assets. When average daily net assets reach $200,000,000, 0.40% on the first $200,000,000 in average daily net assets, and 0.35% on all average daily net assets in excess of $200,000,000.

 (5) 0.30% on the first $100,000,000 in average daily net assets, and 0.20% on all average daily net assets in excess of $100,000,000.

 (6) Jundt Associates, Inc. served as the subadvisor from January 1, 1996 to November 14, 1996. Chancellor LGT Asset Management assumed the role of subadvisor on November 15, 1996.

 (7) 0.50% on the first $50,000,000 in average daily net assets, 0.30% on the next $75,000,000 in average daily net assets, 0.25% on the next $75,000,000 in average daily net assets, and 0.20% on all average daily net assets in excess of $200,000,000

 (8) The Special Equity Series has four Subadvisors: Pilgrim Baxter & Associates, Ltd., Ark Asset Management Co., Inc.; Liberty Investment Management, Inc.; and Westport Asset Management, Inc.

 (9) 0.90% on the first $10,000,000 in average daily net assets, 0.80% on the next $15,000,000 in average daily net assets, 0.60% on the next $25,000,000 in average daily net assets, 0.40% on the next $50,000,000 in average daily net assets, and 0.35% on all average daily net assets in excess of $100,000,000.

(10) 0.40% on the first $20,000,000 in average daily net assets, 0.30% on the next $20,000,000 in average daily net assets, and 0.20% on all average daily net assets in excess of $40,000,000.

                        DIVERSIFIED INVESTORS PORTFOLIOS

3.  FEES AND TRANSACTIONS WITH AFFILIATES (CONTINUED)
(11) 0.75% on the first $25,000,000 in average daily net assets, 0.60% on the next $25,000,000 to $50,000,000 in average daily net assets, 0.425% on the next $50,000,000 to $250,000,000 in average daily net assets and 0.375% on all average daily net assets in excess of $250,000,000.

     For the year ended December 31, 1996, except for the Equity Value Series and the Aggressive Equity Series which commenced operations on April 19, 1996, the Advisor has voluntarily undertaken to waive fees in accordance with the expense caps as follows:

                                FUND                                     EXPENSE CAP
    -------------------------------------------------------------  ------------------------
    Money Market Series..........................................  30 basis points (b.p.)
    High Quality Bond Series.....................................  40 b.p.
    Intermediate Government Bond Series..........................  40 b.p.
    Government/Corporate Bond Series.............................  40 b.p.
    Balanced Series..............................................  50 b.p.
    Equity Income Series.........................................  50 b.p.
    Equity Value Series..........................................  60 b.p.
    Growth & Income Series.......................................  65 b.p.
    Equity Growth Series.........................................  65 b.p.
    Special Equity Series........................................  85 b.p.
    Aggressive Equity Series.....................................  100 b.p.
    High-Yield Bond Series.......................................  60 b.p.
    International Equity Series..................................  90 b.p.

     For the Equity Growth Series the expense cap in effect from January 1, 1996 through November 13, 1996 was 75 b.p. Effective November 14, 1996, the Board of Trustees approved a change in the expense cap to 65 b.p.

     Certain trustees and officers of the Series Portfolio are also directors, officers or employees of the Advisor or its affiliates. None of the trustees so affiliated receive compensation for services as trustees of the Series Portfolio. Similarly, none of the Series Portfolio officers receive compensation from the Series Portfolio.

4.  SECURITIES LENDING

     All but the High Yield Bond Series and the International Equity Series may lend its securities to certain member firms of the New York Stock Exchange. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. As with other extensions of credit, the Series may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Series receives compensation, net of related expenses, for lending its securities

                        DIVERSIFIED INVESTORS PORTFOLIOS

4.  SECURITIES LENDING (CONTINUED)
which is included in interest income on the Statement of Operations. At December 31, 1996, the Series loaned securities having market values as follows:

                                                                   MARKET VALUE     COLLATERAL
                                                                   ------------     -----------
High Quality Bond Series.........................................  $ 3,356,277      $ 3,417,498
Intermediate Government Bond Series..............................   16,286,002       16,631,176
Government/Corporate Bond Series.................................    9,639,531        9,971,053
Balanced Series..................................................   29,502,418       30,547,905
Equity Income Series.............................................   29,797,013       30,496,846
Growth & Income Series...........................................   13,582,731       13,877,123
Special Equity Series............................................   52,667,156       54,301,016

5.  PURCHASE AND SALES OF INVESTMENTS

     The aggregate cost of investments purchased and proceeds from sales or maturities for the year ended December 31, 1996, except for the Equity Value Series and the Aggressive Equity Series which commenced operations on April 19, 1996, were as follows:

                                                                     COST OF          PROCEEDS
                                                                    PURCHASES        FROM SALES
                                                                   ------------     ------------
High Quality Bond Series..............    Government Obligations   $ 24,055,385     $ 18,413,126
                                          Other                     107,974,326       90,098,879
Intermediate Government Bond Series...    Government Obligations     85,967,508       52,555,511
Government/Corporate Bond Series......    Government Obligations    253,871,378      267,895,236
                                          Other                     250,523,876      194,568,714
Balanced Series.......................    Government Obligations     94,965,762       56,847,023
                                          Other                     218,627,035      187,325,555
Equity Income Series..................    Other                     316,278,763      202,011,989
Equity Value Series...................    Other                      39,450,502       13,550,268
Growth & Income Series................    Other                     302,171,234      239,501,492
Equity Growth Series..................    Other                     365,020,921      326,233,791
Special Equity Series.................    Other                     623,318,934      536,845,348
Aggressive Equity Series..............    Other                      38,819,662       25,326,665
High-Yield Bond Series................    Other                      15,888,442       10,927,076
International Equity Series...........    Other                      75,599,345       30,145,552

                        DIVERSIFIED INVESTORS PORTFOLIOS

6.  FOREIGN CURRENCY FORWARD CONTRACTS

     At December 31, 1996, the International Equity Series had entered into Foreign Currency Forward contracts which contractually obligate the Series to deliver/receive currency at specified future dates. The open contracts were as follows:

                             FOREIGN     IN EXCHANGE   SETTLEMENT                     NET UNREALIZED
        CONTRACT            CURRENCY         FOR          DATE        VALUE      APPRECIATION/DEPRECIATION
-------------------------  -----------   -----------   ----------   ----------   -------------------------
PURCHASES:
British Pounds...........       78,363    $ 132,504     01/08/97    $  134,201           $   1,697
Japanese Yen.............   42,075,400      371,875     01/16/97       364,092              (7,783)
Japanese Yen.............   18,835,455      166,996     02/12/97       163,637              (3,359)
Japanese Yen.............   58,450,000      532,477     03/10/97       509,543             (22,934)
Japanese Yen.............   25,950,000      236,403     03/10/97       226,221             (10,182)
Japanese Yen.............   15,300,000      148,558     05/19/97       134,633             (13,925)
Japanese Yen.............   15,228,000      136,942     05/19/97       134,000              (2,942)
Japanese Yen.............   11,700,000      112,587     05/30/97       103,113              (9,474)
Swiss Franc..............      212,205      159,376     01/17/97       158,501                (875)
                                                                                          --------
     TOTAL...............                                                                $ (69,777)
                                                                                          ========
SALES:
French Franc.............    1,359,776      269,028     02/25/97       262,809               6,219
German Duetsche Mark.....      360,849      241,000     01/21/97       234,656               6,344
German Duetsche Mark.....      499,636      333,418     02/14/97       325,399               8,019
German Duetsche Mark.....      293,580      197,153     02/25/97       191,326               5,827
German Duetsche Mark.....      176,371      115,388     03/13/97       115,049                 339
Hong Kong Dollars........    2,479,747      319,000     11/14/97       320,571              (1,571)
Japanese Yen.............   26,566,167      230,309     01/07/97       229,565                 744
Japanese Yen.............   42,075,400      381,463     01/16/97       364,092              17,371
Japanese Yen.............   18,835,455      169,887     02/12/97       163,637               6,250
Japanese Yen.............  116,897,000    1,100,000     03/10/97     1,019,060              80,940
Japanese Yen.............   51,879,030      483,000     03/10/97       452,260              30,740
Japanese Yen.............   26,008,697      239,000     04/08/97       227,565              11,435
Japanese Yen.............   30,528,000      300,000     05/19/97       268,633              31,367
Japanese Yen.............   35,139,000      340,000     05/30/97       309,682              30,318
Japanese Yen.............  141,296,127    1,299,000     10/31/97     1,272,179              26,821
Norwegian Krone..........      749,184      116,768     03/13/97       117,791              (1,023)
Swedish Krona............      404,853       59,934     03/13/97        59,553                 381
Swiss Franc..............      212,205      169,000     01/17/97       158,501              10,499
Swiss Franc..............    1,055,900      843,573     02/04/97       789,995              53,578
Swiss Franc..............      202,530      159,951     02/19/97       151,721               8,230
Swiss Franc..............      342,230      272,000     02/19/97       256,375              15,625
Swiss Franc..............      327,680      260,809     02/25/97       245,601              15,208
Swiss Franc..............      627,708      510,000     03/27/97       471,692              38,308
Swiss Franc..............      319,023      259,000     04/09/97       240,011              18,989
                                                                                          --------
     TOTAL...............                                                                $ 420,958
                                                                                          ========

                      (This page intentionally left blank)

DIVERSIFIED INVESTORS PORTFOLIOS
FINANCIAL HIGHLIGHTS:

                                                    RATIO OF GROSS         RATIO OF EXPENSES, NET
                                                       EXPENSES            OF WAIVERS TO AVERAGE
                                                TO AVERAGE NET ASSETS            NET ASSETS
                                                ----------------------     ----------------------
                                                     FOR THE YEAR               FOR THE YEAR
                                                        ENDED                      ENDED
                                                ----------------------     ----------------------
                                                1996     1995     1994**   1996     1995     1994**
                                                ----     ----     ----     ----     ----     ----
Money Market Series.........................    0.30%    0.31%    0.32%    0.30%    0.30%    0.30%
High Quality Bond Series....................    0.40     0.41     0.41     0.40     0.40     0.40
Intermediate Government Bond Series.........    0.43     0.45     0.45     0.40     0.40     0.40
Government/Corporate Bond Series............    0.39     0.39     0.40     0.39     0.39     0.40
Balanced Series.............................    0.50     0.54     0.53     0.50     0.50     0.50
Equity Income Series........................    0.48     0.49     0.49     0.48     0.49      n/a
Equity Value Series*+.......................    1.06      n/a      n/a     0.60      n/a      n/a
Growth & Income Series......................    0.67     0.68     0.67     0.65     0.65     0.65
Equity Growth Series........................    0.73     0.75     0.76     0.73(1)  0.75     0.75
Special Equity Series.......................    0.86     0.88     0.88     0.85     0.85     0.85
Aggressive Equity Series*+..................    1.59      n/a      n/a     1.00      n/a      n/a
High-Yield Bond Series++....................    1.25     1.32      n/a     0.60     0.60      n/a
International Equity Series+++..............    0.96     0.83      n/a     0.90     0.80      n/a

---------------
  * Annualized (except "Portfolio Turnover")
 ** Commencement of Operations, January 3, 1994.
*** For fiscal years beginning on or after September 1, 1995, the Portfolios are required to disclose their average commission rate per share for trades on which a commission is charged.
  + Commencement of Operations, April 19, 1996.
 ++ Commencement of Operations, August 22, 1995.
+++ Commencement of Operations, September 29, 1995.
(1) For the period 1/1/96-11/14/96, expense cap was 75 bp.
     For the period 11/15/96 - 12/31/96, expense cap was 65 bp.

                                    RATIO OF NET
         RATIO OF NET                INVESTMENT
          INVESTMENT           INCOME, NET OF WAIVERS                                    AVERAGE
     INCOME TO PORTFOLIO        TO PORTFOLIO AVERAGE                                 COMMISSION RATE
      AVERAGE NET ASSETS             NET ASSETS             PORTFOLIO TURNOVER        PER SHARE***
    ----------------------     ----------------------     ----------------------     ---------------
         FOR THE YEAR               FOR THE YEAR               FOR THE YEAR           FOR THE YEAR
            ENDED                      ENDED                      ENDED                   ENDED
    ----------------------     ----------------------     ----------------------     ---------------
    1996     1995     1994**   1996     1995     1994**   1996     1995     1994**        1996
    ----     ----     ----     ----     ----     ----     ----     ----     ----     ---------------
    5.19%    5.70%    4.05%    5.19%    5.69%    4.07%     n/a      n/a      n/a             n/a
    6.14     5.83     5.77     6.14     5.82     5.79       66%      25%      37%            n/a
    5.63     5.57     5.71     5.66     5.52     5.76       60       59       21             n/a
    6.30     5.90     5.71     6.30     5.90     5.72      146      122      122             n/a
    3.39     4.19     3.57     3.39     4.15     3.61      113      124      118         $0.0372
    2.97     3.37     3.43     2.97     3.37     3.43       26       23       30          0.0620
    1.60      n/a      n/a     2.07      n/a      n/a       65      n/a      n/a          0.0600
    1.02     1.49     1.35     1.04     1.47     1.37      142      155       21          0.0476
    (0.17)   0.41     0.08     (0.17)   0.41     0.11      133       62       75          0.0553
    0.24     0.33     0.27     0.25     0.30     0.30      140      155       90          0.0507
    (0.72)    n/a      n/a     (0.13)    n/a      n/a      186      n/a      n/a          0.0540
    8.34     8.45      n/a     9.00     7.73      n/a      107       21      n/a             n/a
    1.12     0.53      n/a     1.18     0.50      n/a       29        7      n/a          0.0030

                       REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF TRUSTEES OF
THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK:

     We have audited the accompanying statutory statements of admitted assets, liabilities, and surplus of The Mutual Life Insurance Company of New York as of December 31, 1996 and 1995, and the related statutory statements of operations, surplus, and cash flows for the years then ended. These statutory financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     As described more fully in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of New York ("statutory"), which practices differ from generally accepted accounting principles ("GAAP"). The effects on the financial statements of the variances between statutory and GAAP, although not reasonably determinable, are presumed to be material.

     In our report dated February 21, 1996, we expressed our opinion that the 1995 financial statements, prepared using statutory accounting, presented fairly, in all material respects, the financial position of the Company as of December 31, 1995, and the results of its operations, and its cash flows for the year then ended in conformity with GAAP. As described in Note 2 to the financial statements, financial statements of mutual life insurance enterprises issued or reissued after 1996, which are prepared in accordance with statutory accounting, are no longer considered to be presentations in conformity with GAAP. Accordingly, our present opinion on the 1995 financial statements as presented herein is different from that expressed in our previous report.

     In our opinion, because of the effects of the matter discussed in the second preceding paragraph, the statutory financial statements referred to above do not present fairly, in conformity with GAAP, the financial position of the Company as of December 31, 1996 and 1995, or the results of its operations and its cash flows, for the years then ended.

     In our opinion, the statutory financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 1996 and 1995, and the results of its operations and its cash flows for the years then ended on the basis of accounting described in Note 2.

     Our audits were conducted for the purpose of expressing an opinion on the financial statements taken as a whole. The Supplemental Schedule of Selected Financial Data is presented to comply with the NAIC's Annual Statement Instructions and is not a required part of the basic financial statements. The Supplemental Schedule of Selected Financial Data has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.

                                          Cooper's & Lybrand, L.L.P.

New York, New York
February 21,1997

                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

   STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND SURPLUS -- STATUTORY BASIS

                                 (IN THOUSANDS)

                                                                         DECEMBER 31,
                            ASSETS                                   1996             1995
                                                                  ----------       ----------
Investments:
     Cash and Short-term investments...........................   $  175,173       $  265,870
     Bonds.....................................................    4,328,623        3,769,905
     Preferred stocks..........................................        2,130           17,173
     Common stocks.............................................      300,809          264,166
     Subsidiary companies......................................      170,760          135,875
     Mortgage loans............................................    1,509,181        1,636,538
     Real estate...............................................    1,345,383        1,739,890
     Policy loans..............................................    1,189,851        1,180,454
     Other invested assets.....................................      364,390          352,536
Investment income due and accrued..............................      141,940          143,412
Premiums deferred and uncollected..............................      196,926          207,142
Separate account assets........................................    1,670,886        1,530,226
Amounts due from reinsurers....................................       74,656           81,200
Other assets...................................................       49,065           46,705
                                                                  ----------       ----------
          Total assets.........................................   $11,519,773      $11,371,092
                                                                  ==========       ==========

           POLICY RESERVES, LIABILITIES AND SURPLUS
Policy reserves:
     Life insurance and annuity reserves.......................   $7,214,620       $7,316,732
     Health insurance reserves.................................      155,670          146,802
     Deposits left with the Company............................      504,581          513,347
Liabilities:
     Dividends to policyholders................................      211,765          204,332
     Policy claims in process of settlement....................       74,213           66,003
     Funds held under coinsurance..............................      102,200          112,424
     Taxes accrued.............................................      108,691           64,148
     Notes payable and accrued interest........................       33,076           76,405
     Separate account liabilities..............................    1,661,273        1,520,965
     Other liabilities.........................................      347,679          289,684
     Interest maintenance reserve..............................       12,663           10,028
     Investment reserves.......................................       90,000           90,000
     Asset valuation reserve...................................      299,843          271,205
                                                                  ----------       ----------
          Total policy reserves and liabilities................   $10,816,274      $10,682,075
Surplus:
     Surplus notes.............................................       72,317           72,317
     Special surplus funds.....................................       27,150           27,250
     Unassigned surplus........................................      604,032          589,450
                                                                  ----------       ----------
          Surplus..............................................      703,499          689,017
                                                                  ----------       ----------
          Total policy reserves, liabilities and surplus.......   $11,519,773      $11,371,092
                                                                  ==========       ==========

    The accompanying notes are an integral part of the financial statements

                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

                  STATEMENTS OF OPERATIONS -- STATUTORY BASIS

                                 (IN THOUSANDS)

                                                                      FOR THE YEARS ENDED
                                                                         DECEMBER 31,
                                                                  ---------------------------
                                                                    1996              1995
                                                                  ---------         ---------
Premiums, annuity considerations and fund deposits............    $1,222,039        $1,214,625
Net investment income.........................................      640,484           627,609
Commission and expense allowance on reinsurance ceded.........       88,767            98,198
Adjustments on reinsurance ceded..............................     (119,907)          (12,094)
Other income (net)............................................        9,704            20,934
                                                                  ----------        ----------
                                                                  $1,841,087        $1,949,272
                                                                  ----------        ----------

Policyholder and contractholder benefits......................    1,292,572         1,517,313
Change in policy and contract reserves........................     (101,355)          (56,389)
Commissions...................................................       53,599            62,211
Operating expenses............................................      265,871           273,783
Reinsurance of group pension liabilities......................       62,024           540,230
Transfer from separate accounts...............................      (51,020)         (677,525)
Other deductions (net)........................................        7,374             7,094
                                                                  ----------        ----------
                                                                  1,529,065         1,666,717
                                                                  ----------        ----------

Net gain from operations before dividends and federal income
  taxes.......................................................      312,022           282,555
Dividends to policyholders....................................      219,439           210,675
                                                                  ----------        ----------
Net gain from operations before federal income taxes..........       92,583            71,880
Federal income taxes..........................................       18,393            10,057
                                                                  ----------        ----------
Net gain from operations......................................       74,190            61,823
  Net realized capital losses (See Note 9)....................      (19,550)           (8,480)
                                                                  ----------        ----------
Net Income....................................................    $  54,640         $  53,343
                                                                  ==========        ==========

    The accompanying notes are an integral part of the financial statements

                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

                    STATEMENTS OF SURPLUS -- STATUTORY BASIS

                                 (IN THOUSANDS)

                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                             ---------------------------------
                                                                 1996                 1995
                                                             ------------         ------------
Surplus, beginning of year...............................      $689,017             $680,070
Net income...............................................        54,640               53,343
Change in net unrealized capital gains...................        34,232               10,220
Change in non-admitted assets............................        (1,275)              (7,689)
Change in asset valuation reserve........................       (28,638)             (41,057)
Change in policy reserve valuation basis.................            --                5,081
Settlements and provision for contingencies..............       (39,576)             (11,300)
Other changes to surplus.................................        (4,901)                 349
                                                               --------             --------
Net change in surplus for the year.......................        14,482                8,947
                                                               --------             --------
Surplus, end of year.....................................      $703,499             $689,017
                                                               ========             ========

    The accompanying notes are an integral part of the financial statements

                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

                  STATEMENTS OF CASH FLOWS -- STATUTORY BASIS

                                 (IN THOUSANDS)

                                                                      FOR THE YEARS ENDED
                                                                         DECEMBER 31,
                                                                  ---------------------------
                                                                    1996              1995
                                                                  ---------         ---------
CASH FLOW PROVIDED FROM OPERATIONS:
     Premiums, annuity considerations and fund deposits.......    $1,233,947        $1,221,753
     Investment income net of investment expenses.............      680,338           676,190
     Adjustments on reinsurance ceded.........................      (26,291)          121,818
     Other income.............................................       31,373            53,323
     Policy benefits paid.....................................    (1,285,157)       (1,526,851)
     Transfers from (to) separate accounts....................       (5,035)          133,408
     Commissions, other expenses and taxes paid...............     (321,497)         (325,056)
     Dividends to policyholders...............................     (212,006)         (217,183)
     Federal income taxes (excluding capital gains tax).......            0           (51,395)
     Other deductions.........................................      (23,829)          (32,777)
                                                                  ----------        ----------
          Net cash from operations............................       71,843            53,230
                                                                  ----------        ----------
CASH FROM INVESTMENTS:
  Proceeds from Investments Sold, Matured or Repaid:
          Bonds...............................................      516,929           685,588
          Stocks..............................................      199,598            81,590
          Mortgage loans......................................      293,113           190,373
          Real estate.........................................      417,955           279,098
          Other invested assets...............................       25,734            15,260
          Other...............................................       (8,652)          (45,091)
                                                                  ----------        ----------
          Total investment proceeds...........................    1,444,677         1,206,818
                                                                  ----------        ----------
  Cost of investments acquired:
          Bonds...............................................    1,063,983           879,648
          Stocks..............................................      205,496           137,745
          Mortgage loans......................................      172,644           117,247
          Real estate.........................................       56,222            76,032
          Other invested assets...............................       32,816            24,316
          Miscellaneous.......................................        9,402            (2,647)
                                                                  ----------        ----------
          Total investments acquired..........................    1,540,563         1,232,341
                                                                  ----------        ----------
               Net cash from investments......................      (95,886)          (25,523)
                                                                  ----------        ----------
CASH FROM FINANCING AND MISCELLANEOUS SOURCES:
  Cash Provided
     Notes payable............................................      (43,293)           76,341
     Other sources............................................       15,432            34,438
                                                                  ----------        ----------
     Total....................................................      (27,861)          110,779
                                                                  ----------        ----------
  Other cash applied..........................................       38,793            23,288
                                                                  ----------        ----------
          Net cash from financing and other misc sources......      (66,654)           87,491
                                                                  ----------        ----------
  Net change in cash and short-term investments...............      (90,697)          115,198
Cash and short-term investments, beginning of year............      265,870           150,672
                                                                  ----------        ----------
Cash and short-term investments, end of year..................    $ 175,173         $ 265,870
                                                                  ==========        ==========

    The accompanying notes are an integral part of the financial statements

                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

                       NOTES TO THE FINANCIAL STATEMENTS

1.  ORGANIZATION:

     The Mutual Life Insurance Company of New York (the "Company") is a mutual life insurance company primarily engaged in the business of providing individual life insurance and disability income protection and asset accumulation products. The Company's principal markets consist of business owners, growing families, and pre-retirees. The Company's insurance and financial products are marketed and distributed directly to individuals primarily through the Company's career agency sales force. These products are sold throughout the United States and Puerto Rico.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of New York ("statutory"), which practices were also considered to be in conformity with generally accepted accounting principles ("GAAP") prior to the issuance of the pronouncements described herein. In 1993, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 40 ("FIN 40"), "Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises," which clarified that mutual life insurance companies issuing financial statements described as prepared in conformity with GAAP after 1995 are required to apply all applicable GAAP pronouncements in preparing those financial statements. In January 1995, the FASB issued Statement No. 120 ("SFAS 120"), "Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts," which, among other things, extended the applicability of certain FASB Statements to mutual life insurance companies and deferred the effective date of FIN 40 to financial statements issued or reissued after 1996. As required by generally accepted auditing standards, the opinion expressed by our independent accountants on the 1995 financial statements is different from that expressed in their previous report.

     In financial statements prepared in conformity with statutory accounting, the accounting treatment of certain items is different than for financial statements issued in conformity with GAAP. Some of the general differences include:

     - Policy acquisition costs, such as commissions and other costs incurred in connection with acquiring new and renewal business, are expensed when incurred; under GAAP, such costs are deferred and amortized over the present value of expected gross margins.

     - Premiums for universal life and investment-type products are recognized as revenue when due; under GAAP, they are accounted for as deposits and excluded from revenue.

     - Policy reserves are based on statutory mortality and interest requirements and without consideration of withdrawals and are reported net of reinsurance reserve credits; under GAAP, the reserves are based on expected investment yield, mortality and withdrawals and are reported gross of reinsurance reserve credits.

     - No provision is made for deferred income taxes; under GAAP, deferred taxes result from temporary differences between the tax basis of assets and liabilities and their reported amounts in the financial statements.

     - An interest maintenance reserve ("IMR") is established as a liability to capture realized investment gains and losses, net of tax, on the sale of fixed maturities and mortgage loans resulting from changes in the general level of interest rates, and is amortized into income over the remaining years to expected maturity of the assets sold; no such reserve is required under GAAP.

                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):
     - An asset valuation reserve ("AVR"), based upon a formula prescribed by the NAIC, is established as a liability to offset potential non-interest related investment losses, and changes in the AVR are charged or credited to surplus; no such reserve is required under GAAP.

     - Investment in bonds and preferred stocks are generally carried at amortized cost; under GAAP, investments in bonds and preferred stocks, other than those classified as held to maturity, are carried at fair value.

     - Certain assets, designated as nonadmitted, are excluded from assets by a direct charge to surplus; under GAAP, such assets are carried on the balance sheet with appropriate valuation allowances.

     - Pension expense for the qualified defined pension plan ("Plan") is recognized when pension contributions are deductible for federal income tax purposes, rather than incurred over the service lives of employees participating in the Plan, as is the case under GAAP.

     - Postretirement benefits are recognized for vested employees and current retirees, rather than accruing an obligation over the service period for all eligible employees, as is the case under GAAP.

     - In accordance with statutory accounting, the Company's subsidiaries are not consolidated for statutory filing purposes; under GAAP, majority-owned subsidiaries are consolidated.

     The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     The following is a description of the Company's principal statutory accounting practices and procedures:

          (a) Premiums are included in revenue over the premium payment periods of the related policies. Annuity considerations and fund deposits are included in revenue as received.

          Commissions and other costs related to issuance, maintenance and settlement of policies are charged to operations in the year incurred.

          (b) Short-term investments are carried at cost and consist of securities with maturities of three months or less. Bonds eligible for amortization under rules promulgated by the National Association of Insurance Commissioners ("NAIC") are carried at amortized cost, while all other bonds are carried at values adopted by the NAIC, which approximate fair market value. Loan backed bonds and structured securities are valued at amortized cost using the effective interest method considering anticipated prepayments at the date of purchase; significant changes in the estimated cash flows from the original purchase assumptions are accounted for using the retrospective method. Common stocks are carried at market value except investments in subsidiaries, which are generally carried on the equity basis. Preferred stocks are carried principally at cost except for those securities in or near default which are valued at market. Policy loans are carried at their unpaid balances.

          Mortgage loans other than those in process of foreclosure are carried at their unpaid balances adjusted for unamortized discount. Real estate owned for investment is carried at depreciated cost, less encumbrances ($1.9 million in 1996 and $2.2 million in 1995). Joint ventures and limited

                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):
     partnerships in real estate, cable television and energy are included in other invested assets and are carried principally at their equity value. Other investments are generally carried at cost.

          Real estate acquired through foreclosure is carried at the lower of cost or estimated fair value at the time of foreclosure, less accumulated depreciation. Mortgage loans in process of foreclosure are also carried at the lower of cost or estimated fair value. Fair value is determined by using the estimated discounted cash flows expected from the underlying real estate properties. These projected cash flows are based on estimates regarding future operating expenses, lease rates, occupancy levels and investors' targeted yields.

          The Company provides, through a direct charge to surplus, an investment valuation reserve for permanent impairment of real estate investments, joint ventures and limited partnerships in real estate and mortgage loans delinquent for more than 60 days and restructured mortgage loans. This reserve reflects, in part, the excess of the carrying value of such assets over the estimated undiscounted cash flows expected from the underlying real estate properties. These projected cash flows are based on estimates similar to those described in the preceding paragraph. As of December 31, 1996 and 1995, the Company's investment reserve for its mortgage loan and real estate investments was $90 million.

          (c) Realized investment gains and losses (net of tax) for bonds and mortgage loans resulting from changes in interestrates are deferred, and credited or charged to the Interest Maintenance Reserve ("IMR"). These amounts are amortized into net income over the remaining years to expected maturity of the assets sold. Unrealized capital gains and losses are recorded directly to surplus.

          The Asset Valuation Reserve ("AVR") is based upon a formula prescribed by the NAIC and functions as a reserve for potential non-interest-related investment losses. In addition, realized investment gains and losses (not subject to the IMR) and unrealized gains and losses result in offsetting increases and decreases in the AVR. These changes to the AVR are recorded directly to surplus.

          (d) Policy reserves for life insurance, annuities, and supplemental benefits are computed by using prescribed statutory interest rates and mortality factors. Reserves computed by a modified commissioners' reserve valuation method represent approximately 75% and 74% of gross life insurance reserves at December 31, 1996 and 1995 respectively.

          Reserves for life insurance were principally determined by using the 1941, 1958 and 1980 Commissioners' Standard Ordinary Mortality and the American Experience Tables and assumed interest rates ranging from 2.25% to 7%. Reserves for individual and group annuity mortality tables have assumed interest rates ranging from 2.25% to 9.5%.

          During 1995, the Company changed its methods of accounting for certain minimum reserves with the approval of the New York State Insurance Department. The Company incorporated 10-year select factors in its minimum mortality standard for certain 1980 CSO products, resulting in an increase in surplus of $5.1 million.

          Policy claims in process of settlement include provisions for payments to be made on reported claims and on claims incurred but not reported.

          (e) The Company's subsidiaries are not consolidated. The subsidiaries are carried principally on the statutory equity basis. Changes in the Company's equity in subsidiaries are included in unrealized capital gains and losses. Dividends from subsidiaries are recognized as investment income when declared.

                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):
        (f) Dividends to policyholders are determined annually by the Board of Trustees.

          (g) Certain assets designated as "non-admitted" assets (principally miscellaneous receivables) are excluded from the statements of admitted assets, liabilities and surplus.

          (h) Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of certain contractholders. Approximately 99% of these assets consist of securities reported at market value and 1% consist of fixed income securities carried at amortized cost. Premiums, benefits and expenses of the separate accounts are included in the Company's statements of operations.

        (i) No deferred taxes are recognized for differences that exist between financial reporting and taxable income.

          (j) The Company uses the constant-yield method of depreciation for substantially all investment real estate, real estate joint ventures and cable television limited partnerships acquired prior to January 1, 1991. Acquisitions subsequent to January 1, 1991 and foreclosed real estate are depreciated on the straight line method. Real estate assets and improvements are generally depreciated over ten to forty year periods and leasehold improvements over the lives of the leases. Depreciation expense related to investments in real estate was $39.1 million and $48.8 million in 1996 and 1995, respectively; accumulated depreciation was $213.6 million and $214.3 million at December 31, 1996 and 1995, respectively.

          (k) Special surplus funds consist primarily of amounts required by the State of New York to be assigned as surplus funds for group insurance, separate accounts, and aviation reinsurance.

        (l) Certain amounts for 1995 have been reclassified to conform to the 1996 presentation.

3.  REINSURANCE OF GROUP PENSION BUSINESS:

     On December 31, 1993, the Company entered into an agreement with AEGON USA, Inc. ("AEGON USA") under which the Company agreed to transfer $6.3 billion in group pension assets and liabilities, including $2.7 billion of general account assets and $3.6 billion of separate account assets. Pursuant to the transaction, the Company transferred substantially all of its group pension business and operations, including its full service group pension contracts, consisting primarily of tax-deferred annuity, 401(k) and managed funds lines of business, to AEGON USA's wholly-owned subsidiary, AUSA Life Insurance Company, Inc. ("AUSA Life"). AUSA Life also acquired the corporate infrastructure supporting the group pension business, including personnel, data processing systems, facilities and regional offices. In connection with the transaction, the Company and AEGON USA have entered into certain service agreements. These agreements, among other things, provide that the Company will continue to manage the transferred assets, and that AUSA Life will continue to provide certain administrative services to the Company's remaining group pension contracts not included in the transfer.

     Effective with the agreement, AUSA reinsured, on an indemnity reinsurance basis, the contract liabilities funded by such general account assets. AUSA agreed to reinsure such general account liabilities on an assumption reinsurance basis upon the consent of general account contractholders to assumption of their contracts pursuant to the Group Pension Transaction. As of December 31, 1996, substantially all of the contractholders have elected assumption reinsurance.

     In connection with the transaction at December 31, 1993, the Company made a $200 million capital investment in AEGON USA by purchasing $150 million of Series A and $50 million of Series B notes, which have a term of nine years and receive a market rate of interest. In addition to interest payments

                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

3.  REINSURANCE OF GROUP PENSION BUSINESS (CONTINUED):
on the notes, the Company has the right to receive certain payments based on the profits of the transferred business in force on the transaction date, a future payment tied to the determination of the value of the transferred business at the end of nine years, and a potential payment based on new business growth. The Company has the option to purchase additional Series A notes with payments from the profits of the transferred business. Net operating losses, if any, on the transferred business for any year will be carried forward to reduce profit payments in subsequent years. Any deficit remaining at the end of the nine year term and any adjustment related to the final value of the transferred business may only be applied to reduce the principal amount of any outstanding Series A notes. At December 31, 1996, the Company owned $319 million of Series A Notes. During 1996 and 1995, the Company earned $65.9 million and $70.2 million, respectively, based upon the profits of the transferred group pension business and recorded this amount as revenue from ceded reinsurance in the statement of operations.
4.  SUBSIDIARY COMPANIES:

     At December 31, 1996 and 1995, the Company's investments in subsidiaries, all of which are wholly-owned, consisted of the following:

                                                                  1996           1995
                                                                 ------         ------
                                                                     (IN MILLIONS)
        MONY Life Insurance Company of America.................  $121.8         $115.6
        Other subsidiaries.....................................    49.0           20.3
                                                                 ------         ------
                                                                 $170.8         $135.9
                                                                 ======         ======

     At December 31, 1996, MONY Life Insurance Company of America ("MONY America") had assets of $3.9 billion; including bonds ($1,048 million), mortgage loans ($159 million) and separate account assets ($2,530 million); and liabilities of $3.8 billion, primarily life insurance and annuity reserves ($1.3 billion) and separate account liabilities ($2.5 billion). Capital and surplus of MONY America was $121.8 million. In 1996 and 1995, total revenues of MONY America were $844 million and $715 million, benefits and expenses were $820 million and $701 million and net income, including realized capital losses, was $8 million and $5 million, respectively.

     During 1995, the Company contributed $10 million to the capital of MONY America. During 1996 and 1995, the Company made aggregate capital contributions of $27.7 million and $2.5 million to certain other subsidiaries. The Company also received aggregate capital distributions of $5.3 million in 1995 from its other subsidiaries.

     During 1996, the Company purchased $44.2 million of commercial mortgages (plus accrued interest) from MONY Funding Inc., a wholly owned subsidiary of the Company, at book value.

     The Company and MONY America are parties to an agreement dated February 28, 1995 whereby the Company agrees to reimburse MONY America to the extent that MONY America's recognized loss as a result of mortgage loan default or foreclosure or subsequent sale of the underlying collateral exceeds the 75% loan to value ratio for each such mortgage loan at origination. Pursuant to the agreement, the Company made payments to MONY America totaling $0.1 million in 1996 and $2.1 million in 1995.

5.  COMMITMENTS AND CONTINGENCIES:

     The Company has guaranteed to certain states that the surplus of MONY America will be maintained at amounts at least equal to the minimum surplus required for admission to those states.

                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

5.  COMMITMENTS AND CONTINGENCIES (CONTINUED):
     On April 7, 1987 MONY Funding Inc. issued $125 million of 8.125% notes due April 7, 1997 in the European markets. The Company has cumulatively repurchased $35.8 million of these notes at December 31, 1996. The Company has guaranteed the principal and interest of the remaining notes outstanding.

     At December 31, 1996, the Company has guaranteed $34 million related to real estate held by unrelated investors.

     The Company maintains lines of credit with domestic banks totaling $100 million with scheduled renewal dates during 1997. The Company has not borrowed against its credit lines since 1982.

     In 1994, the Company reached an agreement for the transfer of the management of its information systems operations to Computer Sciences Corporation ("CSC"). Under the terms of this agreement to operate, manage and enhance its information systems operations, the Company will pay CSC an estimated $128 million over the remaining contract period. The total payments under the contract may vary based upon certain factors, including the volume of computing services and the introduction of new information systems technology.

     The Company is a defendant in various legal actions arising primarily from its investment and insurance operations. Certain actions include claims of multiple plaintiffs. In addition, insurance companies are subject to assessments, up to statutory limits, by state guaranty funds for losses of policyholders of insolvent insurance companies. In the opinion of management, assessments and the outcome of the legal proceedings will not have a material adverse effect on the financial position and the results of operations of the Company.

     During 1996, the Company established approximately $27 million in reserves relating to the above contingencies through a direct charge to surplus. Litigation settlements of $12.6 million related to prior years' events were charged directly to surplus.

6.  PENSION PLANS AND OTHER POST-RETIREMENT BENEFITS:

  Employee and Field Underwriter Retirement Plans

     The Company has a qualified pension plan covering substantially all of its salaried employees. The provisions of the plan provide both (a) defined benefit accruals based on (i) years of service, (ii) the employee's final average annual compensation and (iii) wage bases or benefits under Social Security and (b) defined contribution accruals based on a Company matching contribution equal to 100% of the employee's elective deferrals under the incentive savings plan for employees up to 3% of the employee's eligible compensation and an additional 2% of eligible compensation for each active participant. The Company's funding and accounting policies are to contribute annually the maximum amount that can be deducted for federal income taxes and to charge expenses in the year in which the contributions are made. No contributions were made in the current year or prior year because the plan was subject to the full funding limitation under
Section 412 of the Internal Revenue Code. At December 31, 1995, the present value of accumulated benefit obligation, determined in accordance with Statements of Financial Accounting Standards and based on an assumed settlement rate of 8.00%, was $242.8 million, including vested benefits of $232.2 million. The fair value of Plan assets as of December 31, 1995 was $385.1 million.

     The Company also has a qualified money purchase pension plan covering substantially all career field underwriters. Company contributions of 5% of earnings plus an additional 2% of such earnings in excess of the social security wage base are made each year. In addition, after-tax voluntary field underwriter contributions of up to 10% of earnings are allowed. At December 31, 1995, the fair value of plan assets was $176.7 million.

                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

6.  PENSION PLANS AND OTHER POST-RETIREMENT BENEFITS: (CONTINUED)
     The Company sponsors a non-qualified defined benefit pension plan, which provides benefits in excess of Internal Revenue Service limits to certain employees. The benefits are based on years of service and the employee's final average annual compensation. Pension benefits are paid from the Company's general account. The amounts accrued by the Company for this plan, based on an assumed 7.42% weighted average interest rate for 1996 and 7.3% for 1995 were $36.9 million and $33.1 million in 1996 and 1995, respectively. The Company also maintains various non-qualified defined contribution plans for field underwriters and key employees. The amounts accrued for these various plans were $67.5 million and $54.2 million in 1996 and 1995, respectively.

  Deferred Compensation Plan

     The Company has incentive savings plans in which substantially all employees and career field underwriters are eligible to participate. The Company matches employee and field underwriter contributions up to 3% and 2%, respectively, of eligible compensation as defined. In addition, for employees, the Company contributes 2% of eligible compensation for non-officer employees, and may contribute up to an additional 3%. In addition, the Company has two compensation plans for key employees which allow deferral of current compensation, as allowed by New York Insurance Law.

  Postretirement Benefits

     The Company provides certain health care and life insurance (postretirement benefits) for retired employees and field underwriters. In accordance with NAIC requirements, the Company accrues the estimated employee cost of retiree benefit payments for current retirees and fully vested employees and field underwriters by estimating the actuarial present value of benefits expected to be paid after retirement.

     At December 31, 1992, the Company determined that the total pre-tax postretirement benefit obligation approximated $82.9 million. The Company has elected to amortize this transition obligation over a period of twenty years as an expense in its statement of operations. The amount of unrecognized transition obligation was reduced by approximately $10.8 million due to plan amendments adopted during 1995. The amount of transition obligation amortized in 1996 and 1995 totaled approximately $3.6 million. The total cost to provide life insurance and health benefits for fully vested and retired employees and field underwriters including the expense described above, was $10.6 million in 1996 and $9.2 million in 1995.

     At December 31, 1996, the unfunded postretirement benefit obligation for retirees and fully vested employees was $76.3 million, with $21.4 million included in other liabilities. The discount rate used in determining the accumulated postretirement benefit obligation was 7.5%, and the health care cost trend rate was 11.0% graded to 6.0% over 13 years.

     The health care cost trend rate assumption has an effect on the amounts reported. To illustrate, an increase in the assumed health care cost trend rates of one percentage point in each year would increase the estimated postretirement benefit obligation as of December 31, 1996 by $0.8 million and the estimated eligibility cost and interest cost components of net periodic postretirement benefit cost for 1996 by $0.1 million.

7.  FEDERAL INCOME TAXES:

     The Company files a consolidated federal income tax return with its life and non-life affiliates. The allocation of federal income taxes is based upon separate return calculations with current credit for net losses. Intercompany tax balances are settled annually in the first quarter.

                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

7.  FEDERAL INCOME TAXES (CONTINUED):
     The Company's federal income tax returns for years through 1989 have been examined with no proposed material adjustments. In the opinion of management, adequate provision has been made for any additional taxes which may become due with respect to open years.

     Pre-tax operating gains and pre-tax realized gains, as reported in the accompanying statements of operations, differ from taxable income reported for tax purposes. Significant differences include the deferral and amortization of policy acquisition costs for tax purposes, the difference between statutory and tax reserves, the taxable portion of the Company's surplus (as applicable to mutual life insurers), depreciation expense and related recapture, capital gains deferred to the IMR, alternative minimum tax preference items and equity in partnerships and joint ventures.

8.  LEASES:

     The Company has entered into various operating lease agreements for office space and furniture and equipment. These leases have remaining non-cancelable lease terms in excess of one year. Total rental expense for these operating leases amounted to $21.8 million in 1996 and $25.1 million in 1995. The future minimum rental obligations under these leases at December 31, 1996 are as follows:

                                                                    (IN MILLIONS)
                                                                    -------------
            1997..................................................     $  18.0
            1998..................................................        16.2
            1999..................................................        14.8
            2000..................................................        15.1
            2001..................................................        14.2
            Later years...........................................       147.2
                                                                        ------
                                                                       $ 225.5
                                                                        ======

9.  CAPITAL GAINS/(LOSSES):

     The Company realized net capital losses (after tax and IMR) of $20 million in 1996 and $8 million in 1995 as follows:

                       REALIZED CAPITAL GAINS/(LOSSES)              1996     1995
            ------------------------------------------------------  ----     ----
                                                                    (IN MILLIONS)
            Bonds and preferred stock.............................  $ (8)    $ 1
            Common stock..........................................    22       8
            Mortgage loans........................................     3      (3)
            Real estate...........................................    (2)      0
            Cable and other investments...........................     9       0
                                                                    ----     ---
                                                                      24       6
            Tax provision.........................................   (39)     (5)
            Transferred to IMR, net of taxes......................    (5)     (9)
                                                                    ----     ---
              Net realized capital gains/(losses).................  $(20)    $(8)
                                                                    ====     ===

     During 1996 and 1995, realized capital gains resulting from changes in interest rates on fixed income securities of $5.3 million (net of $2.8 million tax) and $9.2 million (net of $4.9 million tax), respectively, were transferred to the Company's IMR for future amortization into net income.

                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

9.  CAPITAL GAINS/(LOSSES) (CONTINUED):
     The Company incurred net unrealized gains of $34 million and $10 million in 1996 and 1995. The 1996 and 1995 unrealized gains and losses include writedowns of approximately $11 million and $13 million, respectively, on real estate acquired through foreclosure and mortgage loans in process of foreclosure. These gains and losses are detailed by asset type in the table below:

        UNREALIZED CAPITAL GAINS/(LOSSES)                               1996     1995
        ------------------------------------------------------------    -----    -----
                                                                        (IN MILLIONS)
        Bonds and preferred stock...................................      $18       $7
        Common stock................................................       21       10
        Mortgage loans..............................................      (8)     (13)
        Real estate.................................................      (3)        0
        Subsidiaries................................................        7        8
        Other investments...........................................      (1)      (2)
                                                                        -----    -----
                  Total unrealized capital gains....................      $34      $10
                                                                         ====     ====

10.  COMMON STOCKS:

     Common stocks include marketable equity securities carried at market values of $160.7 million and $136.3 million at December 31, 1996 and 1995, respectively, and nonmarketable equity investments carried at estimated fair values of $140.1 million and $127.9 million at December 31, 1996 and 1995, respectively. The cost of marketable equity securities was $142.2 million and $115.1 million at December 31, 1996 and 1995, respectively. At December 31, 1996, gross unrealized gains were $23.6 million, and gross unrealized losses were $5.1 million for marketable equity securities.

                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

11.  FIXED INCOME SECURITIES:

  Fixed Income Securities by Investment Type:

     The amortized cost and estimated fair value (see note 14) of investments in fixed income securities which include shortterm investments, bonds and preferred stocks as of December 31, 1996 and December 31, 1995 are as follows:

                                                                   GROSS UNREALIZED        GROSS
                                                                                         UNREALIZED        ESTIMATED FAIR
                                               AMORTIZED COST           GAINS              LOSSES              VALUE
                                             ------------------    ----------------    --------------    ------------------
                                              1996       1995       1996      1995     1996     1995      1996       1995
                                             -------    -------    ------    ------    -----    -----    -------    -------
                                                                         (DOLLARS IN MILLIONS)
U.S. Treasury securities and obligations of
  U.S. government agencies.................  $ 201.3    $ 165.0    $  1.5    $  4.5    $ 0.5    $ 0.0    $ 202.3    $ 169.5
Collateralized Mortgage Obligations:
    Government Agency-Backed...............    253.1      254.1       1.4       4.3      3.6      0.7      250.9      257.7
    Non-Agency Backed......................     66.0       66.3       1.3       2.4      0.1      0.2       67.2       68.5
Other asset-backed securities:
    Government Agency-Backed...............     68.6       83.4       1.0       4.0      0.9      0.3       68.7       87.1
    Non-Agency Backed......................    295.9      221.7       7.7      13.3      1.4      0.3      302.2      234.7
Foreign governments........................      4.5        4.5       0.1       0.1      0.0      0.0        4.6        4.6
Utilities..................................    501.5      448.5      17.2      28.6      3.9      1.0      514.8      476.1
Affiliates.................................      5.8       30.2       0.0       0.7      0.0      0.0        5.8       30.9
Corporate bonds............................  2,931.9    2,496.2      74.8     141.7     23.7     16.4    2,983.0    2.621.5
                                             -------    -------    ------    ------    -----    -----    -------    -------
    Total bonds............................  4,328.6    3,769.9     105.0     199.6     34.1     18.9    4,399.5    3,950.6
Redeemable preferred stock.................      2.1       17.2       0.0       0.3      0.4      0.5        1.7       17.0
Commercial paper...........................    137.8      248.7       0.0       0.0      0.0      0.0      137.8      248.7
                                             -------    -------    ------    ------    -----    -----    -------    -------
    Total..................................  $4,468.5   $4,035.8   $105.0    $199.9    $34.5    $19.4    $4,539.0   $4,216.3
                                             =======    =======    ======    ======    =====    =====    =======    =======

     Amortized cost represents the principal amount of fixed income securities adjusted by unamortized premium or discount and reduced by writedowns of $16.6 million and $33.5 million for bonds and $0.0 million and $0.8 million for preferred stock at December 31, 1996 and 1995, respectively, as required by the NAIC for securities which are in or near default.

     At December 31, 1996, 79% of the Company's Collateralized Mortgage Obligation (CMO) portfolio was held in U.S. government and government agency-backed securities. The remainder of the CMO portfolio consisted of NAIC category 1 investment grade securities.

  Maturities of Fixed Income Securities:

     The amortized cost of fixed income securities and estimated fair value by maturity date (excluding scheduled sinking funds) as of December 31, 1996 is the following:

                                                                                 ESTIMATED
                                                              AMORTIZED COST     FAIR VALUE
                                                              --------------     ----------
                                                                      (IN MILLIONS)
      Due in one year or less.............................       $  308.6         $  310.1
      Due after one year through five years...............          702.3            721.9
      Due after five years through ten years..............        2,261.9          2,288.8
      Due after ten years.................................        1,195.7          1,218.2
                                                                  -------          -------
                                                                 $4,468.5         $4,539.0
                                                                  =======          =======

     Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

11.  FIXED INCOME SECURITIES (CONTINUED):
     Proceeds from sales of investments in debt securities during 1996 and 1995 were $173.8 million and $383.5 million, respectively. Gross gains of $3.8 million in 1996 and $10.2 million in 1995, and gross losses of $4.0 million in 1996 and $14.5 million in 1995 were realized on these sales.

12.  OFF-BALANCE SHEET RISK AND CONCENTRATION OF CREDIT RISK:

  Financial Instruments with Off-Balance Sheet Risk:

     In 1992, the Company entered into an agreement with a bank to lend securities to approved borrowers. There were no loaned securities as of December 31, 1996 or 1995.

     At December 31, 1996 the Company had commitments to issue $24.6 million of fixed rate farm loans with interest rates ranging from 7.72% to 8.75% and durations of two to ten years. The Company also committed to $4.3 million of commercial loan investments with interest rates of 8.25% and durations of 15 years. There were no outstanding bond commitments as of December 31, 1996.

  Concentration of Credit Risk:

     At December 31, 1996 and 1995, the Company had no single investment or series of investments with a single issuer exceeding 3.7% and 2.9%, respectively, of total general account assets.

     The bond portfolio is diversified by industry type. The industries that comprise more than 10% of the carrying value of the bond portfolio at December 31, 1996 are Financial Services of $640.2 million (14.8%), Government and Agencies of $527.5 million (12.2%), Other Manufacturing of $524.0 million (12.1%), Public Utilities of $501.5 million (11.6%), and Consumer goods and services of $436.3 million (10.1%). At December 31, 1995, the industries comprising in excess of 10% of the bond portfolio carrying value were Financial Services of $555 million (14.7%), Government and Agencies of $507 million (13.5 %), Public Utilities of $449 million (11.9%), Other Manufacturing of $400 million (10.6%), and Consumer goods and services of $381 million ( 10.1%).

     The Company holds below investment grade bonds of $290.2 million at December 31, 1996. Below investment grade bonds are defined as those securities rated in categories 3 through 6 by the NAIC, which are approximately equivalent to bonds rated below BBB by rating agencies. These bonds consist mostly of privately issued bonds, which are monitored by the Company through extensive internal analysis of the financial condition of the borrowers, and which include protective debt covenants. Of these bonds, $239.6 million are in category 3, which is considered to be medium quality by the NAIC. At December 31, 1995, the Company's investments in below investment grade bonds were $226.7 million.

     The Company has significant investments in commercial and agricultural mortgage loans and real estate (including joint ventures and partnerships). Approximately 53.1% of the Company's real estate and mortgage portfolio is invested in office building properties. The locations of property collateralizing

                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

12. OFF-BALANCE SHEET RISK AND CONCENTRATION OF CREDIT RISK (CONTINUED): mortgage loans and real estate investment carrying values (in millions) at December 31, 1996 and 1995 are as follows:

                                                          1996                     1995
                                                    -----------------        -----------------
                 GEOGRAPHIC REGION                    $          %             $          %
    -------------------------------------------     ------     ------        ------     ------
    Southeast..................................        794       24.7           982       26.4
    Northeast..................................        598       18.6           647       17.4
    West.......................................        583       18.2           718       19.3
    Mountain...................................        539       16.8           582       15.7
    Midwest....................................        356       11.1           392       10.6
    Southwest..................................        340       10.6           393       10.6
                                                     -----      -----         -----
      Total....................................      3,210      100.0         3,714      100.0
                                                     =====      =====         =====

     The states with the largest concentrations of mortgage loans and real estate investments at December 31, 1996 are: California, $416 million (12.9%); New York, $333 million (10.4%); Arizona, $279 million (8.7%); Texas, $279 million (8.7%); Florida, $213 million (6.7%); Illinois, $211 million (6.6%); Georgia, $204 million (6.4%); Colorado, $154 million (4.8%).

13.  MORTGAGE LOANS, REAL ESTATE AND OTHER INVESTED ASSETS:

     The Company invests in mortgage loans collateralized by commercial and agricultural real estate. Such mortgage loans consist primarily of first mortgage liens on completed income producing properties. As of December 31, 1996, $391 million of mortgage loans have terms that require amortization, and $1.1 billion of loans require partial amortization or are non-amortizing. Mortgage loans delinquent over 90 days or in process of foreclosure were $15 million at December 31, 1996 and $48 million at December 31, 1995. Properties acquired through foreclosure during the year amounted to $20 million and $47 million in 1996 and 1995, respectively.

     The Company has performing restructured mortgage loans of $244 million as of December 31, 1996 and $250 million as of December 31, 1995. The new terms typically defer a portion of contract interest payments to future periods. Interest is recognized in income based on the modified rate of the loan. Deferred interest, which is the difference between the original contractual rate and the modified rate, is excluded from income. Gross interest income on restructured loans that would have been recorded in accordance with the loans' original terms was approximately $23 million in 1996 and $24 million in 1995. Gross interest income recognized in net income for the period from these loans was approximately $16 million in 1996 and $17 million in 1995. There are no commitments to lend additional funds to any debtor involved in a restructuring.

     Other invested assets of $364 million and $353 million at December 31, 1996 and 1995, respectively, include, primarily, investments in real estate joint ventures and limited partnerships.

14.  ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS:

     The following table presents the carrying amounts and estimated fair values of the Company's financial instruments at December 31, 1996 and 1995. The calculations of estimated fair values involve considerable judgement. Accordingly, these estimates of fair value are not necessarily indicative of the values that could be negotiated in an actual sale.

                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

14.  ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED):

                                                      1996                          1995
                                            ------------------------      ------------------------
                                            CARRYING      ESTIMATED       CARRYING      ESTIMATED
                                             AMOUNT       FAIR VALUE       AMOUNT       FAIR VALUE
                                            --------      ----------      --------      ----------
Assets:
Fixed income securities................     $4,328.6       $4,399.5       $3,769.9       $3,950.6
Preferred stocks.......................          2.1            1.7           17.2           17.0
Separate Account Assets................      1,670.9        1,670.8        1,530.2         1530.9
Liabilities:
Investment-type contracts..............      1,274.7        1,269.8        1,511.1        1,515.1
Separate Account Liabilities...........      1,661.3        1,661.1        1,521.0        1,520.5

     The estimated fair values of cash, short term investments, unaffiliated equity securities, mortgage loans, and short term notes payable approximate their carrying amounts.

     The methods and assumptions utilized in estimating these fair values of financial instruments are summarized as follows:

  Fixed Income Securities (See Note 11)

     The estimated fair values of fixed income securities are based upon quoted market prices, where available. The fair values of fixed income securities not actively traded and other non-publicly traded securities are estimated using values obtained from independent pricing services or, in the case of private placements, by discounting expected future cash flows using a current market interest rate commensurate with the credit quality and term of the investments.

  Mortgage Loans

     The fair value of mortgage loans is estimated by discounting expected future cash flows, using current interest rates for similar loans to borrowers with similar credit risk. Loans with similar characteristics are aggregated for purposes of the calculations.

  Policy Loans

     Policy loans are an integral component of insurance contracts and have no maturity dates. Management has determined that it is not practicable to estimate the fair value of policy loans.

  Separate Account

     The estimated fair value of separate account assets and liabilities is based upon estimates of values available upon full surrender.

  Investment-type contract liabilities

     The fair values of the Company's liabilities under investment-type contracts are estimated by discounting expected cash outflows using interest rates currently offered for similar contracts with maturities consistent with those remaining for the contracts being valued, where appropriate. The fair values of other investment-type contracts are based on estimates of the value of payments available upon full surrender.

                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

15.  RESERVES:

     The withdrawal characteristics of the Company's annuity actuarial reserves and deposit liabilities as of December 31, 1996 were as follows:

                                                                        (IN MILLIONS)
                                                                           RESERVES
                                                                        --------------
      Not subject to discretionary withdrawal provision...............      $1,105
      Subject to discretionary withdrawal -- with adjustment:
                - with market value adjustment........................         259
                - at book value less surrender charges................         167
                - at market value.....................................       1,004
                                                                            ------
                          Subtotal....................................       1,430
      Subject to discretionary withdrawal -- without adjustment:
                - at book value (minimal or no charge or
                  adjustment).........................................         856
                                                                            ------
      Total annuity actuarial reserves and deposit liabilities
        (gross).......................................................       3,391
                     Less: Reinsurance................................         178
                                                                            ------
      Total annuity actuarial reserves and deposit liabilities
        (net).........................................................      $3,213
                                                                            ======

     The amounts shown above are included in the Company's statement of admitted assets, liabilities and surplus as life insurance and annuity reserves ($1.5 billion) and separate account liabilities ($1.7 billion).

16.  REINSURANCE:

     Life insurance business is ceded on a yearly renewable term basis under various reinsurance contracts. The Company's practice is to retain no more than $4 million of risk on any one person for individual products and $6 million for last survivor products. The total amount of reinsured life insurance in force on this basis was $7 billion and $8.2 billion at December 31, 1996 and 1995, respectively. Premiums ceded under these contracts were $35.1 million and $34.3 million; benefit payments recovered were approximately $31.5 million and $30.2 million; policy reserve credits recorded were $30.9 million and $30.2 million; and recoverable amounts on paid and unpaid losses were $10.5 million and $7.3 million in 1996 and 1995, respectively.

     The Company reinsured certain whole life and endowment contracts issued through 1974 under an agreement which combines the modified coinsurance and the coinsurance bases. Reserves subject to this agreement were $936 million in 1996 and $963 million in 1995, for which the Company recorded policy reserve credits of $44.0 million and $44.0 million in 1996 and 1995 respectively. Premiums ceded under this contract were $22.3 million in 1996 and $35.6 million in 1995.

     The Company also reinsured certain whole life and endowment contracts issued through 1974 under an agreement which combines the modified coinsurance and the coinsurance bases. Reserves subject to this agreement were $764 million in 1996 and $785 million in 1995, for which the Company recorded policy reserve credits of $34.2 million and $34.2 million in 1996 and 1995, respectively. Premiums ceded under this contract were $19.9 million in 1996 and $30.5 million in 1995.

     Effective December 31, 1995, the reinsurance agreements discussed in the two preceeding paragraphs were amended to provide reimbursements for dividends as required by N.Y. Regulation 102. Pursuant to the amended agreements, the reinsurers are required to reimburse the Company for their share of dividends paid on participating policies under a formula based on the relationship between actual dividends and the Company's general account earnings rate, which will in most instances result in a payment equal to the reinsurer's percentage share of the Company's actual dividends.

                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

16.  REINSURANCE (CONTINUED):
     Under one agreement, the Company holds the entire dividend liability as a modified coinsurance liability. Under the other agreement, the reinsurer coinsures $16 million of the Company's dividend liability with the balance of the dividend liability subject to a modified coinsurance arrangement.

     In view of these differences in the agreements, and the fact that these reimbursements will not in all instances equal the reinsurers' share of the Company's actual dividends, the Company considers all reimbursements under the first agreement as miscellaneous income, while it has reported reimbursements for which it has a coinsurance credit as dividends received with the remainder accounted for as miscellaneous income.

     The Company has entered into coinsurance agreements with other insurers related to a portion of its disability income, extended term insurance, guaranteed interest contract and long-term disability claim liabilities. Under the terms of these agreements at December 31, 1996 and 1995, ceded premiums were $44.3 million and $43.7 million, respectively. The total ceded reserves and claims liabilities under these agreements were $246.4 million and $241.5 million at December 31, 1996 and 1995, respectively.

     During 1994, the Company entered into an agreement to reinsure approximately 50% of its block of paid-up life insurance policies. The Company transferred assets equal to the total liabilities ceded into a segregated portfolio within its general account to secure benefit payments from the reinsurer and established a funds withheld liability to the reinsurer for a corresponding amount. Reserves ceded under this agreement were $96.9 and $103.5 million at December 31, 1996 and 1995, respectively.

     The Company is contingently liable with respect to ceded insurance should any reinsurer be unable to meet its obligations under these agreements.

17.  NOTES PAYABLE:

     The Company has an outstanding liability for borrowed money in the amount of $33.1 million at December 31, 1996, which represents the remaining outstanding floating rate notes that were issued by a Trust that qualifies as a REMIC (Real Estate Mortgage Investment Conduit) under Section 860 of the Internal Revenue Code. These notes are secured by $365.8 million of mortgage loans the Company transferred to the Trust in 1995 as collateral. Interest on these notes ranged from 5.56% to 6.07% during 1996. Proceeds of the assets of the Trust will be the sole source of payment on the notes. The Company has not guaranteed these notes or the mortgage loans transferred to the Trust. The notes are scheduled to mature September 25, 1997. The Company has accounted for this transaction by consolidating the Trust's mortgages and debt. The Insurance Department of the State of New York has the authority to direct payment in full of the aggregate outstanding principal balance on the notes and accrued interest at any time prior to the maturity or payment in full of the outstanding notes.

18.  SURPLUS NOTES:

     In 1994, the Company completed the sale of $125 million of 30-year Surplus Notes which generated net proceeds of $70 million after a discount of 42.146% from the principal amount payable at maturity and issuance expenses of approximately $2.3 million. The $70 million of net proceeds has increased the Company's surplus by a corresponding amount. Following the discount period, interest will begin to accrue on August 15, 1999; thereafter, interest on the Notes is scheduled to be paid on February 15 and August 15 of each year, commencing February 15, 2000, at a rate of 11.25% per annum. Each accrual and payment of interest on the Notes may be made only with the prior approval of the New York State Superintendent of Insurance. Accordingly, the Company has made no charge against its surplus for the accretion of discount on the Notes as authorized by the New York State Insurance Department.

                                     PART C
                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS


                                                                                        PAGE
                                                                                        ----
(1) With respect to Keynote Series Account ("Keynote")
     Report of Independent Accountants................................................   F-1
     Statements of Assets and Liabilities as of December 31, 1996.....................   F-2
     Statements of Operations for the year ended December 31, 1996....................   F-3
     Statements of Changes in Net Assets for the year ended December 31, 1996 and the
      applicable periods ended December 31, 1995......................................   F-4
     Notes to financial statements....................................................   F-6
(2) With respect to the Diversified Investors Portfolios
     Economic and Market Review.......................................................   F-8
     Report of Independent Accountants................................................   F-9
     Statement of Assets and Liabilities for the year ended December 31, 1996.........  F-10
     Statement of Operations for the applicable periods ended December 31, 1996.......  F-12
     Statements of Changes in Net Assets for the applicable periods ended December 31,
      1996 and the year ended December 31, 1995.......................................  F-14
     Portfolio of Investments for December 31, 1996:
     Money Market Portfolio...........................................................  F-18
     High Quality Bond Portfolio......................................................  F-20
     Intermediate Government Bond Portfolio...........................................  F-24
     Government/Corporate Bond Portfolio..............................................  F-28
     Balanced Fund Portfolio..........................................................  F-32
     Equity Income Portfolio..........................................................  F-36
     Equity Value Portfolio...........................................................  F-42
     Growth and Income Portfolio......................................................  F-46
     Equity Growth Portfolio..........................................................  F-50
     Special Equity Portfolio.........................................................  F-53
     Aggressive Equity Portfolio......................................................  F-63
     High Yield Bond Portfolio........................................................  F-65
     International Equity Portfolio...................................................  F-69
     Notes to Financial Statements....................................................  F-77
(3) With respect to The Mutual Life Insurance Company of New York
     Report of Independent Accountants................................................  F-88
     Statement of Admitted Assets, Liabilities and Surplus -- Statutory Basis as of
      December 31, 1996 and 1995......................................................  F-89
     Statements of Operations for the years ended December 31, 1996 and 1995..........  F-90
     Statements of Surplus for the years ended December 31, 1996 and 1995.............  F-91
     Statements of Cash Flows for the years ended December 31, 1996 and 1995..........  F-92
     Notes to Financial Statements....................................................  F-93


     (b) Exhibits

       Any form of Form N-4 Exhibits (1) and (3) through (7), (9), (13) and (14) previously filed with the Commission as part of the Registrant's N-4 Registration Statement-Registration No. 33-19836 under the Securities Act of 1933 are incorporated herein by reference.


          Exhibit (2) Not applicable.
          Exhibit (8) Not applicable.
          Exhibit(10) Consent of Independent Accountants.
          Exhibit(11) Not applicable.
          Exhibit(12) Not applicable.
          Exhibit(19) Powers of Attorney.

ITEM 25.  TRUSTEES AND OFFICERS OF THE DEPOSITOR

                                                                                         YEAR
                                                   TRUSTEES                             ELECTED
                            -------------------------------------------------------     -------
Paul A. Miller...........   Chairman of the Executive Committee, Pacific
                            Enterprises, Los Angeles, CA                                  1969
John R. Meyer............   Professor Emeritus, Harvard University, Sanibel, FL           1972
James L. Johnson.........   Chairman Emeritus, GTE Corporation, Irving, TX                1986
G. Robert Durham.........   Retired Chairman and Chief Executive Officer, Walter
                              Industries, Inc. and Retired Chairman and Chief
                              Executive Officer, Phelps Dodge Corporation, Tampa,
                              FL                                                          1988
James B. Farley..........   Retired Chairman and Chief Executive Officer, Mutual of
                              New York, Delray Beach, FL                                  1988
Jane C. Pfeiffer.........   Management Consultant, Greenwich, CT                          1988
Robert Holland, Jr.......   Former President and Chief Executive Officer, Ben &
                            Jerry's Homemade, Inc., White Plains, NY                      1990
Thomas C. Theobald.......   Managing Director, William Blair Capital Partners,
                            L.L.C., Chicago, IL                                           1990
Claude M. Ballard, Jr....   Limited Partner, Goldman, Sachs & Company, Dripping
                              Springs, TX                                                 1990
Tom H. Barrett...........   Former Chairman, President & Chief Executive Officer,
                            The Goodyear Tire & Rubber Company, Akron, OH                 1990
Michael I. Roth..........   Chairman and Chief Executive Officer, Mutual of New
                              York, Stamford, CT                                          1991
Samuel J. Foti...........   President and Chief Operating Officer, Mutual of New
                              York, Greenwich, CT                                         1993
David L. Call............   Ronald P. Lynch Dean Emeritus, Cornell University,
                              College of Agriculture and Life Sciences, Ithaca, NY        1993
Kenneth M. Levine........   Executive Vice President and Chief Investment Officer,
                              Mutual of New York, River Vale, NJ                          1994
Robert R. Kiley..........   President and Chief Executive Officer, New York City
                              Partnership and Chamber of Commerce, Inc., New York,
                              NY                                                          1995

TRUSTEE EMERITUS
George V. Comfort........   Chairman of the Board, George Comfort & Sons, Inc., New
                              York, NY                                                    1974
Maurice F. Granville.....   Retired Chairman of the Board and Chief Executive
                            Officer, Texaco Inc., Key Largo, FL                           1977
Sol M. Linowitz..........   Senior Counsel, Coudert Brothers, Washington, DC              1970
Edward L. Palmer.........   Retired Chairman of the Executive Committee and
                            Director, Citicorp and Citibank, New York, NY                 1973
Paul G. Rogers...........   Partner, Hogan & Hartson, Washington, DC                      1982
Robert S. Smith..........   W.I. Myers Professor Emeritus of Agricultural Finance,
                              Cornell University; Chairman emeritus, Tompkins
                              County Trust Company, Ithaca, NY                            1980
George A. Stinson........   Director, National Intergroup, Inc., Tryon, NC                1973
Charles C. Tillinghast,     Consultant, Merrill Lynch White Weld Capital Markets
  Jr.....................     Group, Providence, RI                                       1966
Lawrence E. Walsh........   Counsel to Crowe & Dunlevy, Oklahoma City, OK                 1970
Margaret Bush Wilson.....   Senior Partner, Wilson & Associates, St. Louis, Mo            1981

OFFICER -- TRUSTEES

     James B. Farley, Retired Chairman of the Board of Trustees, and Retired Chief Executive Officer, MONY.

     Michael I. Roth, Chairman and Chief Executive Officer, MONY. Director, Chairman of the Board and Chief Executive Officer, MONY Life Insurance Company of America; Director, MONY CS, Inc. and 1740 Advisers, Inc.

     Samuel J. Foti, President and Chief Operating Officer, MONY. Director, President and Chief Operating Officer, MONY Life Insurance Company of America; Director and Chairman of the Board, MONY International Holdings, Inc.; Director, MONY Life Insurance Company of the Americas, Ltd., Director, MONY Bank & Trust Company of the Americas, Ltd, and MONY Brokerage, Inc.

     Kenneth M. Levine, Executive Vice President and Chief Investment Officer, MONY. Director, and Executive Vice President, MONY Life Insurance Company of America; Director, ARES Holdings, Inc., 1740 Advisers, Inc., Director, Chairman of the Board and President, MONY Series Fund Inc.; Director, Chairman of the Board and Chief Executive Officer, MONY Realty Partners, Inc., Director and President, MONY Funding, Inc., and Director, Chairman of the Board and Chief Executive Officer, 1740 Ventures, Inc.

OTHER OFFICERS

     Richard Daddario, Executive Vice President and Chief Financial Officer, MONY; Executive Vice President, 1740 Advisers, Inc.; Director, Vice President and Controller, MONY Life Insurance Company of America.

     Phillip A. Eisenberg, Senior Vice President and Chief Actuary, MONY; Vice President and Actuary, MONY Life Insurance Company of America; Vice President, MONY Credit Corporation.

     David V. Weigel, Vice President-Treasurer, MONY; Vice President and Treasurer, MONY Credit Corporation, MONY Realty Partners, Inc. and 1740 Ventures, Inc.; Treasurer, 1740 Advisers, Inc., MONY International Holdings, Inc., ARES, Inc., MONY CS, Inc., Smithtown Hotel, Inc., MONY Brokerage, Inc., MONY Life Insurance Company of America, MONY Series Fund, Inc., MONY Funding, Inc. and Advantage Real Estate Services Colorado, Inc.

     Thomas J. Conklin, Senior Vice President and Corporate Secretary, MONY.

     For more than the past five years, the principal occupation of each of the officers listed above has been an officer of MONY.

     The principal business address of all of the "Officer-Trustees" and "Other Officers" listed above is 1740 Broadway, New York, New York 10019.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

     No person is directly or indirectly controlled by the Registrant. The Registrant is a separate account of the Depositor.

     The following is a diagram showing all corporations directly or indirectly controlled or under common control with Depositor, showing the state or other sovereign power under the laws of which each is organized and the percentage ownership of voting securities giving rise to the control relationship. (See diagram on following page.) Omitted from the diagram are subsidiaries of MONY that, considered in the aggregate, would not constitute a "significant subsidiary" of MONY (as that term is defined in Rule 8b-2 under Section 8 of the Investment Company Act of 1940).

ITEM 27.  NUMBER OF CONTRACTHOLDERS/PARTICIPANTS


     As of January 31, 1997, there were 415 Contractholders.

                                      LOGO

ITEM 28.  INDEMNIFICATION

     The By-Laws of The Mutual Life Insurance Company of New York provide, in
Article XVI, as follows:

          Each person (and the heirs, executors and administrators of such person) made or threatened to be made a party to any action, civil or criminal, by reason of being or having been a trustee, officer, or employee of the corporation (or by reason of serving any other organization at the request of the corporation) shall be indemnified to the extent permitted by the law of the State of New York and in the manner prescribed therein. To this end, and as authorized by Chapter 513, 1986 Laws of New York, the Board of Trustees may adopt all resolutions, authorize all agreements and take all actions with respect to the indemnification of trustees and officers, and the advance payment of their expenses in connection therewith.

     Insofar as indemnification for liability arising under the Securities Act of 1933 ("1933 Act") may be permitted to directors, officers and controlling persons, if any, of the Registrant pursuant to the above paragraph, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person, if any, of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will (unless in the opinion of its counsel the matter has been settled by controlling precedent) submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 29.  PRINCIPAL UNDERWRITERS

     (a) MONY Securities Corp. ("MSC") is the principal underwriter of the Registrant. The names, titles and principal business addresses of the officers and directors of MSC are as stated on Forms U-4 of Form BD (File No. 8-15289) as declared effective November 23, 1969, as amended, the text of which is herein incorporated by reference. Diversified Investment Advisors, Inc., a wholly-owned subsidiary of MONY acts as investment adviser and administrator to each series of Diversified Investors Portfolios. With respect to each series of Diversified Investors Portfolios, Diversified contracted for certain investment advisory services with a subadviser.

     (b) The names, titles and principal business addresses of the officers of MSC are listed on Schedule A of Form BD for MSC (Registration No. 8-15289) (originally filed on behalf of MONY Sales, Inc. on November 23, 1969) and Form U-4 filed by each individual officer, the text of which is hereby incorporated by reference.

     (c) Refer to Prospectus pages 8 and 13, "Charges" and Part B, Statement of Additional Information, page 3, "Sale of Contracts/Principal Underwriter" for information regarding compensation.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

     Accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are primarily maintained by The Mutual Life Insurance Company of New York, in whole or in part, at its principal offices at 1740 Broadway, New York, New York 10019; at its Operations Center at 1 MONY Plaza, Syracuse, New York 13202; at its Marketing Center at 500 Frank W. Burr Boulevard, Teaneck, New Jersey 07666-6888.

ITEM 31.  MANAGEMENT SERVICES

     Not applicable.

ITEM 32.  UNDERTAKINGS

     (a) Registrant hereby undertakes to file post-effective amendments to the Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the group variable annuity contract may be accepted;

     (b) Registrant hereby undertakes to include either (1) as part of any application to purchase a Contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

     (c) Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

     (d) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.


     (e) Registrant hereby represents that the fees and charges deducted under the Contracts in the aggregate, are reasonable in relation to the services rendered; the expenses expected to be incurred and the risks assumed by the insurance company.

                                   SIGNATURES


     As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for the effectiveness of this registration statement and has duly caused this Post-Effective Amendment No. 16 to its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of New York, State of New York, on the 30th day of April, 1997.


                                      KEYNOTE SERIES ACCOUNT
                                          (Registrant)

                                      By:       /s/  KENNETH M. LEVINE

                                         ---------------------------------------
                                                    Kenneth M. Levine

                                         THE MUTUAL LIFE INSURANCE COMPANY
                                         OF NEW YORK
                                                       (Depositor)

                                      By:        /s/  MICHAEL I. ROTH

                                         ---------------------------------------
                                                     Michael I. Roth
                                             Trustee, Chairman of the Board
                                               and Chief Executive Officer


     Pursuant to the requirement of the Securities Act of 1933 this Post-Effective Amendment No. 16 to its Registration Statement has been signed below by the following persons in the capacities and on the date indicated.



             SIGNATURES                             TITLE                       DATE
-------------------------------------    ----------------------------    -------------------

        /s/  MICHAEL I. ROTH             Trustee, Chairman of the             April 30, 1997
-------------------------------------    Board and Chief Executive
          (Michael I. Roth)              Officer
       /s/  KENNETH M. LEVINE            Trustee, Executive Vice              April 30, 1997
-------------------------------------    President and chief
         (Kenneth M. Levine)             Investment Officer

         /s/  SAMUEL J. FOTI             Trustee, President and Chief         April 30, 1997
-------------------------------------    Operating Officer
          (Samuel J. Foti)

        /s/  RICHARD DADDARIO            Executive Vice President and         April 30, 1997
-------------------------------------    Chief Financial Officer
         (Richard Daddario)

       /s/  THOMAS J. CONKLIN            Senior Vice President and            April 30, 1997
-------------------------------------    Corporate Secretary
         (Thomas J. Conklin)

    */s/  CLAUDE M. BALLARD, JR.         Trustee                              April 30, 1997
-------------------------------------
      (Claude M. Ballard, Jr.)

        */s/  TOM H. BARRETT             Trustee                              April 30, 1997
-------------------------------------
          (Tom H. Barrett)

         */s/  DAVID L. CALL             Trustee                              April 30, 1997
-------------------------------------
           (David L. Call)

             SIGNATURES                             TITLE                       DATE
-------------------------------------    ----------------------------    -------------------


       */s/  G. ROBERT DURHAM            Trustee                              April 30, 1997
-------------------------------------
         (G. Robert Durham)

      */s/  ROBERT HOLLAND, JR.          Trustee                              April 30, 1997
-------------------------------------
        (Robert Holland, Jr.)

       */s/  JAMES L. JOHNSON            Trustee                              April 30, 1997
-------------------------------------
         (James L. Johnson)

         */s/  JOHN R. MEYER             Trustee                              April 30, 1997
-------------------------------------
           (John R. Meyer)

        */s/  PAUL A. MILLER             Trustee                              April 30, 1997
-------------------------------------
          (Paul A. Miller)

       */s/  JANE C. PFEIFFER            Trustee                              April 30, 1997
-------------------------------------
         (Jane C. Pfeiffer)

      */s/  THOMAS C. THEOBALD           Trustee                              April 30, 1997
-------------------------------------
        (Thomas C. Theobald)

    *By:   /s/  THOMAS J. CONKLIN
-------------------------------------
          Thomas J. Conklin
          Attorney-in-Fact
                                                                              April 30, 1997

                                   SIGNATURES


     As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for the effectiveness of this registration statement and has duly caused this Post-Effective Amendment No. 16 to its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the County of Westchester, State of New York, on the 30th day of April, 1997.


                                          DIVERSIFIED INVESTORS PORTFOLIOS

                                          /s/  TOM A. SCHLOSSBERG

                                          --------------------------------------
                                                    Tom A. Schlossberg
                                           Trustee, President, Chief Executive
                                                         Officer
                                          and Chairman of the Board of Trustees
                                                            of
                                                      the Portfolios


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 16 to its Registration Statement has been signed below by the following persons in the capacities indicated on the 30th day of April, 1997.



                 SIGNATURES                               TITLE                  DATE
---------------------------------------------    -----------------------  -------------------

                     /s/  TOM A.                 Trustee, President,           April 30, 1997
                 SCHLOSSBERG                     Chief Executive Officer
---------------------------------------------    and Chairman of the
             Tom A. Schlossberg                  Board of Trustees of
                                                 the Portfolios

                     */s/  NEAL M.               Trustee of the                April 30, 1997
                   JEWELL                        Portfolios
---------------------------------------------
               Neal M. Jewell

              */s/  EUGENE M. MANNELLA           Trustee of the                April 30, 1997
---------------------------------------------    Portfolios
             Eugene M. Mannella

                  */s/  PATRICIA L.              Trustee of the                April 30, 1997
                   SAWYER                        Portfolios
---------------------------------------------
             Patricia L. Sawyer

         *By          /s/  ROBERT F.                                           April 30, 1997
                    COLBY
---------------------------------------------
               Robert F. Colby
              Attorney-in-Fact

                                 EXHIBIT INDEX



EXHIBIT NO.                               DESCRIPTION                                     PAGE
------------  -------------------------------------------------------------------  -----------
     99.(10)  Consent of Independent Accountants
     99.(15)  Powers of Attorney